THOMAS F. KERNEY, P.A.







                       DEFINED CONTRIBUTION PLAN AND TRUST


                               BASIC PLAN DOCUMENT

                                TABLE OF CONTENTS

Article 1 Plan Eligibility and Participation...................................1
1.1    Eligibility for Plan Participation......................................1
1.2    Excluded Employees......................................................1
      (a)   Independent contractors............................................1
      (b)   Leased Employees...................................................1
1.3    Employees of Related Employers..........................................2
      (a)   Nonstandardized Plans..............................................2
      (b)   Standardized Plans.................................................2
1.4    Minimum Age and Service Conditions......................................2
      (a)   Maximum permissible age and service conditions.....................2
      (b)   Year of Service....................................................2
      (c)   Eligibility Computation Periods....................................2
      (d)   Effective Date of Plan.............................................3
      (e)   Amendment of age and service requirements..........................3
1.5    Entry Dates.............................................................3
      (a)   Entry Date requirements............................................3
      (b)   Single annual Entry Date...........................................3
1.6    Eligibility Break in Service Rules......................................3
      (a)   Rule of Parity Break in Service....................................3
      (b)   One-year Break in Service rule for Plans
              using a two Years of Service eligibility condition...............4
      (c)   One-year holdout Break in Service rule.............................4
1.7    Eligibility Upon Reemployment...........................................5
1.8    Operating Rules for Employees Excluded by Class.........................5
      (a)   Eligible Participant becomes part of an excluded
              class of Employees...............................................5
      (b)   Excluded Employee becomes part of an eligible class of Employees...5
1.9    Special Eligibility Provisions (Nonstandardized Plans Only).............5
1.10   Relationship to Accrual of Benefits.....................................5
1.11   Waiver of Participation.................................................5

Article 2 Employer Contributions and Allocations...............................1
2.1    Amount of Employer Contributions........................................1
      (a)   Limitation on Employer Contributions...............................1
      (b)   Limitation on Included Compensation................................1
      (c)   Offset for contributions under another qualified plan
              maintained by the Employer.......................................1
2.2    Profit Sharing Plan Contribution and Allocations........................1
      (a)   Amount of Employer Contribution....................................1
      (b)   Allocation formula for Employer Contributions......................2
      (c)   Special rules for determining Included Compensation................3
2.3    Money Purchase Plan Contribution and Allocations........................4
      (a)   Employer Contributions.............................................4
      (b)   Allocation formula for Employer Contributions......................4
      (c)   Permitted Disparity Method.........................................4
      (d)   Special rules for determining Included Compensation................6
      (e)   Limit on contributions where Employer maintains another
              plan in addition to a money purchase plan........................6
2.4    401(k) Plan Contributions and Allocations...............................6
      (a)   Section 401(k) Deferrals...........................................6
      (b)   Employer Matching Contributions....................................7

      (c)   Qualified Matching Contributions (QMACs)...........................8
      (d)   Employer Nonelective Contributions.................................8
      (e)   Qualified Nonelective Contributions (QNECs)........................8
      (f)   Safe Harbor Contributions..........................................9
      (g)   Prior SIMPLE 401(k) plan...........................................9
2.5    Allocation Conditions...................................................9
      (a)   Safe harbor allocation condition...................................9
      (b)   Application of last day of employment rule in year of
              termination.....................................................10
2.6    Fail-Safe Coverage Provision...........................................10
      (a)   Category 1 Employees and Otherwise Eligible Participants who
              are Nonhighly Compensated and who are still employed by the Employer on the last day of the Plan Year but who failed to satisfy the Plan's Hours of Service condition...................11
      (b)   Category 2 Employees and Otherwise Eligible Participants who
              are Nonhighly Compensated and who terminated employment
              during the Plan Year with more than 500 Hours of Service........11

Article 3 Employee After-Tax Contributions, Rollovers and Transfers............1
3.1    Employee After-Tax Contributions........................................1
3.2    Rollover Contributions..................................................1
3.3    Transfer of Assets......................................................1
      (a)   Protection of Protected Benefits...................................2
      (b)   Transferee plan....................................................2
      (c)   Transfers from a Defined Benefit Plan, money purchase
              plan or 401(k) plan..............................................2
      (d)   Qualified Transfer.................................................2

Article 4 Participant Vesting..................................................1
4.1    In General..............................................................1
      (a)   Attainment of Normal Retirement Age................................1
      (b)   Vesting upon death, becoming Disabled, or attainment
              of Early Retirement Age..........................................1
4.2    Vesting Schedules.......................................................1
      (a)   Full and immediate vesting schedule................................1
      (b)   7-year graded vesting schedule.....................................1
      (c)   6-year graded vesting schedule.....................................1
      (d)   5-year cliff vesting schedule......................................2
      (e)   3-year cliff vesting schedule......................................2
      (f)   Modified vesting schedule..........................................2
4.3    Shift to/from Top-Heavy Vesting Schedule................................2
4.4    Vesting Computation Period..............................................2
      (a)   Anniversary Years..................................................2
      (b)   Measurement on same Vesting Computation Period.....................2
4.5    Crediting Years of Service for Vesting Purposes.........................2
      (a)   Calculating Hours of Service.......................................2
      (b)   Excluded service...................................................2
4.6    Vesting Break in Service Rules..........................................3
      (a)   One-year holdout Break in Service..................................3
      (b)   Five-Year Forfeiture Break in Service..............................3
      (c)   Rule of Parity Break in Service....................................3
4.7    Amendment of Vesting Schedule...........................................4
4.8    Special Vesting Rule - In-Service Distribution When Account
            Balance Less than 100% Vested......................................4

Article 5 Forfeitures..........................................................1
5.1    In General..............................................................1

5.2    Timing of forfeiture....................................................1
      (a)   Cash-Out Distribution..............................................1
      (b)   Five-Year Forfeiture Break in Service..............................1
      (c)   Lost Participant or Beneficiary....................................1
      (d)   Forfeiture of Employer Matching Contributions......................1
5.3    Forfeiture Events.......................................................1
      (a)   Cash-Out Distribution..............................................1
      (b)   Five-Year Forfeiture Break in Service..............................4
      (c)   Lost Participant or Beneficiary....................................4
      (d)    Forfeiture of Employer Matching Contributions.....................4
5.4    Timing of Forfeiture Allocation.........................................4
5.5    Method of Allocating Forfeitures........................................4
      (a)   Reallocation of Forfeitures........................................4
      (b)   Reduction of contributions.........................................5
      (c)   Payment of Plan expenses...........................................5

Article 6 Special Service Crediting Provisions.................................1
6.1    Year of Service - Eligibility...........................................1
      (a)   Selection of Hours of Service......................................1
      (b)   Use of Equivalency Method..........................................1
      (c)   Use of Elapsed Time Method.........................................1
6.2    Eligibility Computation Period..........................................1
6.3    Year of Service -Vesting................................................1
      (a)   Selection of Hours of Service......................................1
      (b)   Equivalency Method.................................................2
      (c)   Elapsed Time Method................................................2
6.4    Vesting Computation Period..............................................2
6.5    Definitions.............................................................2
      (a)   Equivalency Method.................................................2
      (b)   Elapsed Time Method................................................2
6.6    Switching Crediting Methods.............................................3
      (a)   Shift from crediting Hours of Service to Elapsed Time..............3
      (b)   Shift from Elapsed Time Method to an Hours of Service method.......3
6.7    Service with Predecessor Employers......................................3

Article 7 Limitation on Participant Allocations................................1
7.1    Annual Additions Limitation - No Other Plan Participation...............1
      (a)   Annual Additions Limitation........................................1
      (b)   Using estimated Total Compensation.................................1
      (c)   Disposition of Excess Amount.......................................1
7.2    Annual Additions Limitation - Participation in Another Plan.............2
      (a)   In general.........................................................2
      (b)   This Plan's Annual Addition Limitation.............................2
      (c)   Annual Additions reduction.........................................2
      (d)   No Annual Additions permitted......................................2
      (e)   Using estimated Total Compensation.................................3
      (f)   Excess Amounts.....................................................3
      (g)   Disposition of Excess Amounts......................................3
7.3    Modification of correction procedures...................................3
7.4    Definitions Relating to the Annual Additions Limitation.................4
      (a)   Annual Additions...................................................4

      (b)   Defined Contribution Dollar Limitation.............................4
      (c)   Excess Amount......................................................4
      (d)   Limitation Year....................................................4
      (e)   Maximum Permissible Amount.........................................4
      (f)   Total Compensation.................................................5
7.5    Participation in a Defined Benefit Plan.................................5
      (a)   Repeal of rule.....................................................5
      (b)   Special definitions relating to Section 7.5........................5

Article 8 Plan Distributions...................................................1
8.1    Distribution Options....................................................1
8.2    Amount Eligible for Distribution........................................1
8.3    Distributions After Termination of Employment...........................1
      (a)   Account Balance exceeding $5,000...................................1
      (b)   Account Balance not exceeding $5,000...............................1
      (c)   "Separation from service" under a 401(k) plan......................2
      (d)   Disabled Participant...............................................2
      (e)   Determining whether vested Account Balance exceeds $5,000..........2
      (f)   Effective date of $5,000 vested Account Balance Rule...............3
8.4    Distribution upon the Death of the Participant..........................3
      (a)   Post-retirement death benefit......................................3
      (b)   Pre-retirement death benefit.......................................3
      (c)   Determining a Participant's Beneficiary............................3
      (d)   Timing and form of pre-retirement death benefit....................4
8.5    Distributions Prior to Termination of Employment........................5
      (a)   Employee After-Tax Contributions, Rollover Contributions,
              and transfers....................................................5
      (b)   Employer Contributions.............................................5
      (c)   Section 401(k) Deferrals, Qualified Nonelective
              Contributions, Qualified Matching Contributions, and
              Safe Harbor Contributions........................................5
8.6    Hardship Distribution...................................................6
      (a)   Immediate and heavy financial need.................................6
      (b)   Conditions for taking a Hardship withdrawal........................6
      (c)   Amount available for distribution..................................6
8.7    Participant Consent.....................................................7
      (a)   Participant notice.................................................7
      (b)   Special rules......................................................7
8.8    Direct Rollovers........................................................7
      (a)   Eligible Rollover Distribution.....................................8
      (b)   Eligible Retirement Plan...........................................8
      (c)   Direct Rollover....................................................8
      (d)   Direct Rollover notice.............................................8
      (e)   Special rules for Hardship withdrawals of Section 401(k)
              Deferrals........................................................9
8.9    Sources of Distribution.................................................9

Article 9 Joint and Survivor Annuity Requirements..............................1
9.1    Applicability...........................................................1
      (a)   Election to have requirements apply................................1
      (b)   Election to have requirements not apply............................1
      (c)   Accumulated deductible employee contributions......................1
9.2    Qualified Joint and Survivor Annuity (QJSA).............................1
9.3    Qualified Preretirement Survivor Annuity (QPSA).........................1

9.4    Definitions.............................................................1
      (a)   Qualified Joint and Survivor Annuity (QJSA)........................2
      (b)   Qualified Preretirement Survivor Annuity (QPSA)....................2
      (c)   Distribution Commencement Date.....................................2
      (d)   Qualified Election.................................................2
      (e)   QPSA Election Period...............................................3
      (f)   Pre-Age 35 Waiver..................................................3
9.5    Notice Requirements.....................................................3
      (a)   QJSA...............................................................3
      (b)   QPSA...............................................................3
9.6    Exception to the Joint and Survivor Annuity Requirements................3
9.7    Transitional Rules......................................................4
      (a)   Automatic joint and survivor annuity...............................4
      (b)   Election of early survivor annuity................................ 4
      (c)   Qualified Early Retirement Age.....................................5

Article 10 Required Distributions..............................................1
10.1   Required Distributions Before Death.....................................1
      (a)   Deferred distributions.............................................1
      (b)   Required minimum distributions.....................................1
10.2   Required Distributions After Death......................................2
      (a)   Distribution beginning before death................................2
      (b)   Distribution beginning after death.................................2
10.3   Definitions.............................................................2
      (a)   Required Beginning Date............................................2
      (b)   Five-Percent Owner.................................................3
      (c)   Designated Beneficiary.............................................3
      (d)   Applicable Life Expectancy.........................................3
      (e)   Life Expectancy....................................................4
      (f)   Distribution Calendar Year.........................................4
      (g)   Participant's Benefit..............................................4
10.4   SBJPA Elections.........................................................4
      (a)   Distributions under Old-Law Required Beginning Date rules..........4
      (b)   Option to postpone distributions...................................4
      (c)   Election to stop minimum required distributions....................4
10.5   Transitional Rule.......................................................5

Article 11 Plan Administration and Special Operating Rules.....................1
11.1   Plan Administrator......................................................1
      (a)   Acceptance of responsibility by designated Plan Administrator......1
      (b)   Resignation of designated Plan Administrator.......................1
      (c)   Named Fiduciary....................................................1
11.2   Duties and Powers of the Plan Administrator.............................1
      (a)   Delegation of duties and powers....................................1
      (b)   Specific duties and powers.........................................1
11.3   Employer Responsibilities...............................................2
11.4   Plan Administration Expenses............................................2
11.5   Qualified Domestic Relations Orders (QDROs).............................2
      (a)   In general.........................................................2
      (b)   Qualified Domestic Relations Order (QDRO)..........................2
      (c)   Recognition as a QDRO..............................................2

      (d)   Contents of QDRO...................................................3
      (e)   Impermissible QDRO provisions......................................3
      (f)   Immediate distribution to Alternate Payee..........................3
      (g)   No fee for QDRO determination......................................3
      (h)   Default QDRO procedure.............................................3
11.6   Claims Procedure........................................................5
      (a)   Filing a claim.....................................................5
      (b)   Notification of Plan Administrator's decision......................5
      (c)   Review procedure...................................................5
      (d)   Decision on review.................................................5
      (e)   Default claims procedure...........................................5
11.7   Operational Rules for Short Plan Years..................................6
11.8   Operational Rules for Related Employer Groups...........................6

Article 12 Trust Provisions....................................................1
12.1   Creation of Trust.......................................................1
12.2   Trustee.................................................................1
      (a)   Discretionary Trustee..............................................1
      (b)   Directed Trustee...................................................1
12.3   Responsibilities of Trustee.............................................1
12.4   More than One Person as Trustee.........................................3
12.5   Annual Valuation........................................................3
12.6   Reporting to Plan Administrator and Employer............................3
12.7   Reasonable Compensation.................................................3
12.8   Resignation and Removal of Trustee......................................3
12.9   Indemnification of Trustee..............................................3
12.10  Appointment of Custodian................................................3

Article 13 Plan Accounting and Investments.....................................1
13.1   Participant Accounts....................................................1
13.2   Value of Participant Accounts...........................................1
      (a)   Periodic Valuation.................................................1
      (b)   Daily valuation....................................................1
13.3   Adjustments to Participant Accounts.....................................1
      (a)   Distributions and forfeitures from a Participant's Account.........1
      (b)   Life insurance premiums and dividends..............................1
      (c)   Net income or loss attributable to General Trust Account...........1
      (d)   Net income or loss attributable to a Directed Account..............1
      (e)   Contributions and forfeitures allocated to a Participant's Account.2
13.4   Procedures for Determining Net Income or Loss...........................2
      (a)   Special allocation rules...........................................2
      (b)   Share or unit accounting...........................................3
      (c)   Suspense accounts..................................................3
13.5   Investments under the Plan..............................................3
      (a)   Investment options.................................................3
      (b)   Limitations on the investment in Qualifying Employer
              Securities and Qualifying Employer Real Property.................3
      (c)   Participant direction of investments...............................4

Article 14 Participant Loans...................................................1
14.1   Default Loan Policy.....................................................1

14.2   Administration of Loan Program..........................................1
14.3   Availability of Participant Loans.......................................1
14.4   Reasonable Interest Rate................................................2
14.5   Adequate Security.......................................................2
14.6   Periodic Repayment......................................................2
      (a)   Unpaid leave of absence............................................2
      (b)   Military leave.....................................................2
14.7   Loan Limitations........................................................2
14.8   Segregated Investment...................................................3
14.9   Spousal Consent.........................................................3
14.10  Procedures for Loan Default.............................................3
14.11  Termination of Employment...............................................4
      (a)   Offset of outstanding loan.........................................4
      (b)   Direct Rollover....................................................4
      (c)   Modified loan policy...............................................4

Article 15 Investment in Life Insurance........................................1
15.1   Investment in Life Insurance............................................1
15.2   Incidental Life Insurance Rules.........................................1
      (a)   Ordinary life insurance policies...................................1
      (b)   Life insurance policies other than ordinary life...................1
      (c)   Combination of ordinary and other life insurance policies..........1
      (d)   Exception for certain profit sharing and 401(k) plans..............1
15.3   Ownership of Life Insurance Policies....................................1
15.4   Evidence of Insurability................................................2
15.5   Distribution of Insurance Policies......................................2
15.6   Discontinuance of Insurance Policies....................................2
15.7   Protection of Insurer...................................................2
15.8   No Responsibility for Act of Insurer....................................2

Article 16 Top-Heavy Plan Requirements.........................................1
16.1   In General..............................................................1
16.2   Top-Heavy Plan Consequences.............................................1
      (a)   Minimum allocation for Non-Key Employees...........................1
      (b)   Special Top-Heavy Vesting Rules....................................2
16.3   Top-Heavy Definitions...................................................2
      (a)   Determination Date.................................................2
      (b)   Determination Period...............................................2
      (c)   Key Employee.......................................................2
      (d)   Permissive Aggregation Group.......................................3
      (e)   Present Value......................................................3
      (f)   Required Aggregation Group.........................................3
      (g)   Top-Heavy Plan.....................................................3
      (h)   Top-Heavy Ratio....................................................3
      (i)   Total Compensation.................................................4
      (j)   Valuation Date.....................................................4

Article 17 401(k) Plan Provisions..............................................1
17.1   Limitation on the Amount of Section 401(k) Deferrals....................1
      (a)   In general.........................................................1
      (b)   Correction of Code ss.402(g) Violation.............................1

17.2   Nondiscrimination Testing of Section 401(k) Deferrals - ADP Test........2
      (a)   ADP Test testing methods...........................................2
      (b)   Special rule for first Plan Year...................................3
      (c)   Use of QMACs and QNECs under the ADP Test..........................3
      (d)   Correction of Excess Contributions.................................4
      (e)   Adjustment of deferral rate for Highly Compensated Employees.......5
17.3   Nondiscrimination Testing of Employer Matching Contributions and
            Employee After-Tax Contributions - ACP Test........................5
      (a)   ACP Test testing methods...........................................5
      (b)   Special rule for first Plan Year...................................6
      (c)   Use of Section 401(k) Deferrals and QNECs under the ACP Test.......6
      (d)   Correction of Excess Aggregate Contributions.......................7
      (e)   Adjustment of contribution rate for Highly Compensated Employees...8
17.4   Multiple Use Test.......................................................8
      (a)   Aggregate Limit....................................................8
      (b)   Correction of the Multiple Use Test................................9
17.5   Special Testing Rules...................................................9
      (a)   Special rule for determining ADP and ACP of Highly
              Compensated Employee Group.......................................9
      (b)   Aggregation of plans...............................................9
      (c)   Disaggregation of plans............................................9
      (d)   Special rules for the Prior Year Testing Method...................10
17.6   Safe Harbor 401(k) Plan Provisions.....................................10
      (a)   Safe harbor conditions............................................10
      (b)   Deemed compliance with ADP Test...................................12
      (c)   Deemed compliance with ACP Test...................................12
      (d)   Rules for applying the ACP Test...................................13
      (e)   Aggregated plans..................................................13
17.7   Definitions............................................................13
      (a)   ACP -- Average Contribution Percentage............................13
      (b)   ADP -- Average Deferral Percentage................................13
      (c)   Excess Aggregate Contributions....................................13
      (d)   Excess Contributions..............................................14
      (e)   Highly Compensated Employee Group.................................14
      (f)   Nonhighly Compensated Employee Group..............................14
      (g)   QMACs -Qualified Matching Contribution............................14
      (h)   QNECs -Qualified Nonelective Contributions........................14
      (i)   Testing Compensation..............................................14

Article 18 Plan Amendments and Termination.....................................1
18.1   Plan Amendments.........................................................1
      (a)   Amendment by the Prototype Sponsor.................................1
      (b)   Amendment by the Employer..........................................1
      (c)   Protected Benefits.................................................2
18.2   Plan Termination........................................................2
      (a)   Full and immediate vesting.........................................2
      (b)   Distribution procedures............................................2
18.3   Merger or Consolidation.................................................3

Article 19 Miscellaneous.......................................................1
19.1   Exclusive Benefit.......................................................1
19.2   Return of Employer Contributions........................................1

      (a)   Mistake of fact....................................................1
      (b)   Disallowance of deduction..........................................1
      (c)   Failure to initially qualify.......................................1
19.3   Alienation or Assignment................................................1
19.4   Participants'Rights.....................................................1
19.5   Military Service........................................................1
19.6   Paired Plans............................................................1
19.7   Loss of Prototype Status................................................2
19.8   Governing Law...........................................................2
19.9   Waiver of Notice........................................................2
19.10  Use of Electronic Media.................................................2
19.11  Severability of Provisions..............................................2
19.12  Binding Effect..........................................................2

Article 20 SBJPA Elections and Effective Dates.................................1
20.1   SBJPA Effective Dates...................................................1
20.2   Highly Compensated Employee Definition..................................1
      (a)   Top-Paid Group Test................................................1
      (b)   Calendar Year Election.............................................1
      (c)   Old-Law Calendar Year Election.....................................1
20.3   Required Minimum Distributions..........................................1
20.4   $5,000 Involuntary Distribution Threshold...............................2
20.5   Repeal of Family Aggregation for Allocation Purposes....................2
20.6   ADP/ACP Testing Methods.................................................2
20.7   Safe Harbor 401(k) Plan.................................................2

Article 21 Participation by Related Employers (Co-Sponsors)....................1
21.1   Co-Sponsor Adoption Page................................................1
21.2   Participation by Employees of Co-Sponsor................................1
21.3   Allocation of Contributions and Forfeitures.............................1
21.4   Co-Sponsor No Longer a Related Employer.................................1
      (a)   Manner of discontinuing participation..............................1
      (b)   Multiple employer plan.............................................1
21.5   Special rules for Standardized Plans....................................2
      (a)   New Related Employer...............................................2
      (b)   Former Related Employer............................................2

Article 22 Plan Definitions....................................................1
22.1   Account.................................................................1
22.2   Account Balance.........................................................1
22.3   Accrued Benefit.........................................................1
22.4   ACP -- Average Contribution Percentage..................................1
22.5   ACP Test -- Actual Contribution Percentage Test.........................1
22.6   Actual Hours Crediting Method...........................................1
22.7   Adoption Agreement......................................................1
22.8   ADP -- Average Deferral Percentage......................................1
22.9   ADP Test -- Actual Deferral Percentage Test.............................1
22.10  Agreement...............................................................1
22.11  Aggregate Limit.........................................................1
22.12  Alternate Payee.........................................................2
22.13  Anniversary Year Method.................................................2

22.14  Anniversary Years.......................................................2
22.15  Annual Additions........................................................2
22.16  Annual Additions Limitation.............................................2
22.17  Annuity Starting Date...................................................2
22.18  Applicable Life Expectancy..............................................2
22.19  Applicable Percentage...................................................2
22.20  Balance Forward Method..................................................2
22.21  Basic Plan Document.....................................................2
22.22  Beneficiary.............................................................2
22.23  BPD ....................................................................2
22.24  Break-in-Service - Eligibility..........................................2
22.25  Break-in-Service - Vesting..............................................2
22.26  Calendar Year Election..................................................2
22.27  Cash-Out Distribution...................................................3
22.28  Code ...................................................................3
22.29  Code ss.415 Safe Harbor Compensation....................................3
22.30  Compensation Dollar Limitation..........................................3
22.31  Co-Sponsor..............................................................3
22.32  Co-Sponsor Adoption Page................................................3
22.33  Current Year Testing Method.............................................3
22.34  Custodian...............................................................3
22.35  Defined Benefit Plan....................................................3
22.36  Defined Benefit Plan Fraction...........................................3
22.37  Defined Contribution Plan...............................................3
22.38  Defined Contribution Plan Dollar Limitation.............................3
22.39  Defined Contribution Plan Fraction......................................3
22.40  Designated Beneficiary..................................................3
22.41  Determination Date......................................................3
22.42  Determination Period....................................................4
22.43  Determination Year......................................................4
22.44  Directed Account........................................................4
22.45  Directed Trustee........................................................4
22.46  Direct Rollover.........................................................4
22.47  Disabled................................................................4
22.48  Distribution Calendar Year..............................................4
22.49  Distribution Commencement Date..........................................4
22.50  Early Retirement Age....................................................4
22.51  Earned Income...........................................................4
22.52  Effective Date..........................................................4
22.53  Elapsed Time Method.....................................................4
22.54  Elective Deferrals......................................................4
22.55  Eligibility Computation Period..........................................4
22.56  Eligible Participant....................................................5
22.57  Eligible Rollover Distribution..........................................5
22.58  Eligible Retirement Plan................................................5
22.59  Employee................................................................5
22.60  Employee After-Tax Contribution Account.................................5
22.61  Employee After-Tax Contributions........................................5
22.62  Employer................................................................5
22.63  Employer Contribution Account...........................................5
22.64  Employer Contributions..................................................5

22.65  Employer Matching Contribution Account..................................5
22.66  Employer Matching Contributions.........................................5
22.67  Employer Nonelective Contributions......................................6
22.68  Employment Commencement Date............................................6
22.69  Entry Date..............................................................6
22.70  Equivalency Method......................................................6
22.71  Excess Aggregate Contributions..........................................6
22.72  Excess Amount...........................................................6
22.73  Excess Compensation.....................................................6
22.74  Excess Contributions....................................................6
22.75  Excess Deferrals........................................................6
22.76  Excluded Employee.......................................................6
22.77  Fail-Safe Coverage Provision............................................6
22.78  Favorable IRS Letter....................................................6
22.79  Five-Percent Owner......................................................6
22.80  Five-Year Forfeiture Break in Service...................................6
22.81  Former Related Employer.................................................6
22.82  Four-Step Formula.......................................................6
22.83  General Trust Account...................................................6
22.84  Hardship................................................................6
22.85  Highest Average Compensation............................................6
22.86  Highly Compensated Employee.............................................7
      (a)   Definition.........................................................7
      (b)   Other Definitions..................................................7
22.87  Highly Compensated Employee Group.......................................7
22.88  Hour of Service.........................................................7
      (a)   Performance of duties..............................................7
      (b)   Nonperformance of duties...........................................8
      (c)   Back pay award.....................................................8
      (d)   Related Employers/Leased Employees.................................8
      (e)   Maternity/paternity leave..........................................8
22.89  Included Compensation...................................................8
22.90  Integration Level.......................................................8
22.91  Insurer.................................................................8
22.92  Key Employee............................................................8
22.93  Leased Employee.........................................................8
22.94  Life Expectancy.........................................................8
22.95  Limitation Year.........................................................8
22.96  Lookback Year...........................................................9
22.97  Maximum Permissible Amount..............................................9
22.98  Multiple Use Test.......................................................9
22.99  Named Fiduciary.........................................................9
22.100 Net Profits.............................................................9
22.101 New Related Employer....................................................9
22.102 Nonhighly Compensated Employee..........................................9
22.103 Nonhighly Compensated Employee Group....................................9
22.104 Non-Key Employee........................................................9
22.105 Nonresident Alien Employees.............................................9
22.106 Nonstandardized Plan....................................................9
22.107 Normal Retirement Age...................................................9
22.108 Old-Law Calendar Year Election..........................................9

22.109 Old-Law Required Beginning Date.........................................9
22.110 Owner-Employee..........................................................9
22.111 Paired Plans............................................................9
22.112 Participant.............................................................9
22.113 Period of Severance....................................................10
22.114 Permissive Aggregation Group...........................................10
22.115 Permitted Disparity Method.............................................10
22.116 Plan ..................................................................10
22.117 Plan Administrator.....................................................10
22.118 Plan Year..............................................................10
22.119 Pre-Age 35 Waiver......................................................10
22.120 Predecessor Employer...................................................10
22.121 Predecessor Plan.......................................................10
22.122 Present Value..........................................................10
22.123 Prior Year Testing Method..............................................10
22.124 Pro Rata Allocation Method.............................................10
22.125 Projected Annual Benefit...............................................10
22.126 Protected Benefit......................................................10
22.127 Prototype Plan.........................................................10
22.128 Prototype Sponsor......................................................10
22.129 QDRO -- Qualified Domestic Relations Order.............................10
22.130 QJSA -- Qualified Joint and Survivor Annuity...........................11
22.131 QMAC Account...........................................................11
22.132 QMACs -- Qualified Matching Contributions..............................11
22.133 QNEC Account...........................................................11
22.134 QNECs -- Qualified Nonelective Contributions...........................11
22.135 QPSA -- Qualified Preretirement Survivor Annuity.......................11
22.136 QPSA Election Period...................................................11
22.137 Qualified Election.....................................................11
22.138 Qualified Transfer.....................................................11
22.139 Qualifying Employer Real Property......................................11
22.140 Qualifying Employer Securities.........................................11
22.141 Reemployment Commencement Date.........................................11
22.142 Related Employer.......................................................11
22.143 Required Aggregation Group.............................................11
22.144 Required Beginning Date................................................11
22.145 Reverse QNEC Method....................................................11
22.146 Rollover Account.......................................................11
22.147 Rollover Contribution..................................................11
22.148 Rule of Parity Break in Service........................................11
22.149 Safe Harbor 401(k) Plan................................................11
22.150 Safe Harbor Contribution...............................................12
22.151 Safe Harbor Matching Contribution Account..............................12
22.152 Safe Harbor Matching Contributions.....................................12
22.153 Safe Harbor Nonelective Contribution Account...........................12
22.154 Safe Harbor Nonelective Contributions..................................12
22.155 Salary Reduction Agreement.............................................12
22.156 SBJPA Legislation......................................................12
22.157 Section 401(k) Deferral Account........................................12
22.158 Section 401(k) Deferrals...............................................12
22.159 Self-Employed Individual...............................................12

22.160 Shareholder-Employee...................................................12
22.161 Shift-to-Plan-Year Method..............................................12
22.162 Short Plan Year........................................................12
22.163 Standardized Plan......................................................13
22.164 Successor Plan.........................................................13
22.165 Taxable Wage Base......................................................13
22.166 Testing Compensation...................................................13
22.167 Three-Percent Method...................................................13
22.168 Top-Paid Group.........................................................13
22.169 Top-Paid Group Test....................................................13
22.170 Top-Heavy Plan.........................................................13
22.171 Top-Heavy Ratio........................................................13
22.172 Total Compensation.....................................................13
      (a)   W-2 Wages.........................................................13
      (b)   Withholding Wages.................................................13
      (c)   Code ss.415 Safe Harbor Compensation..............................13
22.173 Transfer Account.......................................................17
22.174 Trust  17
22.175 Trustee................................................................17
22.176 Two-Step Formula.......................................................17
22.177 Union Employee.........................................................17
22.178 Valuation Date.........................................................17
22.179 Vesting Computation Period.............................................17
22.180 W-2 Wages..............................................................17
22.181 Withholding Wages......................................................17
22.182 Year of Service........................................................17

                                    Article 1
                       Plan Eligibility and Participation


This Article contains the rules for determining when an Employee becomes eligible to participate in the Plan. Part 1 and Part 2 of the Agreement contain specific elections for applying these Plan eligibility and participation rules.
Article 6 of this BPD and Part 7 of the Agreement contain special service crediting elections to override the default provisions under this Article.

1.1 Eligibility for Plan Participation. An Employee who satisfies the Plan's minimum age and service conditions (as elected in Part 1(a) of the Agreement) is eligible to participate in the Plan beginning on the Entry Date selected in Part 2 of the Agreement, unless he/she is specifically excluded from participation under Part 1(b) of the Agreement. An Employee who has satisfied the Plan's minimum age and service conditions and is employed on his/her Entry Date is referred to as an Eligible Participant. (See Section 1.7 below for the rules regarding an Employee who terminates employment prior to his/her Entry Date.) An Employee who is excluded under Part 1(b) of the Agreement is referred to as an Excluded Employee.

1.2 Excluded Employees. Unless specifically excluded under Part 1(b) of the Agreement, all Employees of the Employer are entitled to participate under the Plan upon becoming an Eligible Participant. Any Employee who is excluded under
Part 1(b) of the Agreement may not participate under the Plan, unless such Excluded Employee subsequently becomes a member of an eligible class of Employees. (See Section 1.8(b) of this Article for rules regarding an Excluded Employee's entry into the Plan if he/she subsequently becomes a member of an eligible class of Employees.)

     (a) Independent contractors. An individual who is an independent contractor, or who performs services with the Employer under an agreement which identifies the individual as an independent contractor, is specifically excluded from the plan. In the event the Internal Revenue Service (IRS) retroactively reclassifies such individual as an Employee, the reclassified Employee will become an Eligible Participant on the date the IRS issues a final determination regarding his/her employment status (or the individual's Entry Date, if later), unless the individual is otherwise excluded under Part 1(b) of the Agreement. For periods prior to the date of such final determination, the reclassified Employee will not have any rights to accrued benefits under the Plan, except as agreed to by the Employer and the IRS, or as set forth in an amendment adopted by the Employer. If the Plan is a Standardized Plan, the Employer will not have reliance on the favorable IRS letter issued to the Prototype Sponsor for any period in which an individual is retroactively treated as an Employee but is denied the right to accrue benefits by reason of this paragraph.

     (b) Leased Employees. If an individual is a Leased Employee, such individual is treated as an Employee of the Employer and may participate under the Plan upon satisfying the Plan's minimum age and service conditions, unless the Employer elects to exclude Leased Employees from participation under Part 1(b)(4) of the Nonstandardized Plan Agreement.

                  (1) Definition of Leased Employee. A Leased Employee, as defined in Code ss.414(n), is an individual who performs services for the Employer on a substantially full time basis for a period of at least one year pursuant to an agreement between the Employer and a leasing organization, provided such services are performed under the primary direction or control of the Employer.

                  (2) Credit for benefits. If a Leased Employee receives contributions or benefits under a plan maintained by the leasing organization which are attributable to services performed for the Employer, such contributions or benefits shall be treated as provided by the Employer.

                  (3) Safe harbor plan. A Leased Employee will not be considered an Employee of the Employer if such Leased Employee is covered by a money purchase pension plan of the leasing organization which provides: (i) a nonintegrated employer contribution of at least 10% of compensation, (ii) immediate participation, and
                           (iii) full and immediate vesting. For this paragraph to apply, Leased Employees must not constitute more than 20% of the total Nonhighly Compensated Employees of the Employer.

1.3 Employees of Related Employers. Employees of the Employer that executes the Signature Page of the Agreement and Employees of any Related Employer that executes a Co-Sponsor Adoption Page under the Agreement are eligible to participate in this Plan.

     (a) Nonstandardized Plans. In a Nonstandardized Plan, a Related Employer is not required to execute a Co-Sponsor Adoption Page. However, Employees of a Related Employer that does not execute a Co-Sponsor Adoption Page are not eligible to participate in the Plan.

     (b) Standardized Plans. In a Standardized Plan, Employees of all Related Employers are eligible to participate under the Plan (unless otherwise excluded under Part 1(b) of the Agreement). All Related Employers must execute a Co-Sponsor Adoption Page under the Agreement, so that Employees of such Related Employers are eligible to become Participants in the Plan. See Article 21 for applicable rules if a Related Employer does not sign the Co-Sponsor Adoption Page and the effect of an acquisition or disposition transaction that is described in Code ss.410(b)(6)(C).

1.4 Minimum Age and Service Conditions. Part 1(a) of the Agreement contains specific elections as to the minimum age and service conditions which an Employee must satisfy prior to becoming eligible to participate under the Plan. An Employee may be required to attain a specific age or to complete a certain amount of service with the Employer prior to commencing participation under the Plan. If no minimum age or service conditions apply to a particular contribution (i.e., the Employer elects "None" under Part 1(a) of the Agreement), an Employee is treated as satisfying the Plan's eligibility requirements on the individual's Employment Commencement Date.

Different age and service conditions may be selected under the Nonstandardized 401(k) Agreement for Section 401(k) Deferrals (including any Employee After-Tax Contributions), Employer Matching Contributions, and Employer Nonelective Contributions. If different conditions apply for different contributions, the rules in this Article for determining when an Employee is an Eligible Participant are applied separately with respect to each set of eligibility conditions.

     (a) Maximum permissible age and service conditions. Code ss.410(a) provides limits on the maximum permissible age and service conditions that may be required prior to Plan participation. The Employer may not require an Employee, as a condition of Plan participation, to attain an age older than age 21. The Employer also may not require an Employee to complete more than one Year of Service, unless the Employer elects full and immediate vesting under Part 6 of the Agreement, in which case the Employer may require an Employee to complete up to two Years of Service. (The Employer may not require an Employee to complete more than one Year of Service to be eligible to make Section 401(k) Deferrals under the 401(k) Agreement.)

     (b) Year of Service. Unless the Employer elects otherwise under Part 7 of the Agreement, an Employee will earn one Year of Service for purposes of applying the eligibility rules under this Article if the Employee completes 1,000 Hours of Service with the Employer during an Eligibility Computation Period. An Employee will receive credit for a Year of Service, as of the end of the Eligibility Computation Period, if the Employee completes the required Hours of Service during such period, even if the Employee is not employed for the entire period. In calculating an Employee's Hours of Service for purposes of applying the eligibility rules under this Article, the Employer will use the Actual Hours Crediting Method, unless elected otherwise under Part 7 of the Agreement. (See Article 6 of this BPD for a description of alternative service crediting methods.)

     (c) Eligibility Computation Periods. For purposes of determining Years of Service under this Article, an Employee's initial Eligibility Computation Period is the 12-month period beginning on the Employee's Employment Commencement Date. If one Year of Service is required for eligibility, and the Employee is not credited with a Year of Service for the first Eligibility Computation Period, subsequent Eligibility Computation Periods are calculated under the Shift-to-Plan-Year Method, unless the Employer elects under Part 7(b)(1) of the Agreement to use the Anniversary Year Method. If two Years of Service are required for eligibility, subsequent Eligibility Computation Periods are measured on the Anniversary Year Method, unless the Employer elects under Part 7(b)(2) of the Agreement to use the Shift-to-Plan-Year Method. In the case of a 401(k) Agreement in which a two Years of Service eligibility condition is used for either Employer Matching Contributions or Employer Nonelective Contributions, the method used to determine Eligibility Computation Periods for the two Years of Service condition will also apply to any one Year of Service eligibility condition used with respect to any other contributions.

                 (1) Shift-to-Plan-Year Method. Under the Shift-to-Plan-Year Method, after the initial Eligibility Computation Period, subsequent Eligibility Computation Periods are measured using the Plan Year. In applying the Shift-to-Plan-Year Method, the first Eligibility Computation Period following the shift to the Plan
                      Year is the first Plan Year which commences after the Employee's Employment Commencement Date. See Section
                      11.7 for rules that apply if there is a short Plan Year.

                 (2) Anniversary Year Method. Under the Anniversary Date Method, after the initial Eligibility Computation
                      Period, each subsequent Eligibility Computation Period is the 12-month period commencing with the anniversary of the Employee's Employment Commencement Date.

         (d) Effective Date of Plan. All Employees who have satisfied the conditions for being an Eligible Participant as of the Effective Date of the Plan are eligible to participate in the Plan as of the Effective Date (provided the Employee is employed on such date and is not otherwise excluded from participation under Part 1(b) of the Agreement). If an Employee has satisfied all the conditions for being an Eligible Participant, except the Employee has not yet reached his/her Entry Date (as determined under Part 2 of the Agreement), the Employee will become an Eligible Participant on the appropriate Entry Date in accordance with this Article. The Employer may modify this rule under Part 1(c) of the Agreement. (See Section 1.9 for a discussion of special eligibility rules.)

         (e) Amendment of age and service requirements. If the Plan's minimum age and service conditions are amended, an Employee who is an Eligible Participant immediately prior to the effective  date of the  amendment  is  deemed to  satisfy  the amended requirements. However, Part 1(c) of the Nonstandardized Plan Agreement can be used to modify this rule.

1.5 Entry Dates. Part 2 of the Agreement contains specific elections regarding the Entry Dates under the Plan. An Employee's Entry Date is the date as of which he/she is first considered an Eligible Participant. Depending on the elections in Part 2 of the Agreement, the Entry Date may be the exact date on which an Employee completes the Plan's age and service conditions, or it might be some date that occurs before or after such conditions are satisfied. If an Employee is excluded from participation under Part 1(b) of the Agreement, see the rules under Section 1.8 of this Article.

         (a) Entry Date requirements. An Employee (other than an Excluded Employee) commences participation under the Plan (i.e., becomes an Eligible Participant) as of the Entry Date selected in Part 2 of the Agreement, provided the individual is employed by the Employer on that Entry Date. (See Section 1.7 below for the rules applicable to Employees who are not employed on the Entry Date.) In no event may an Eligible Participant's Entry Date be later than: (1) the first day of the Plan Year beginning after the date on which the Eligible Participant satisfies the maximum permissible minimum age and service conditions, or (2) six months after the date the Eligible Participant satisfies such age and service conditions.

         (b) Single annual Entry Date. If the Employer elects a single annual Entry Date under Part 2(b) of the Agreement, the maximum permissible age and service conditions described in
                  Section 1.4 above are reduced by one-half (1/2) year,  unless:
                  (1) the Employer elects under Part 2(a)(2) of the Agreement to use the Entry Date nearest the date the Employee satisfies the Plan's minimum age and service conditions and the Entry Date is the first day of the Plan Year or (2) the Employer elects under Part 2(a)(3) of the Agreement to use the Entry Date preceding the date the Employee satisfies the Plan's minimum age and service conditions.

1.6 Eligibility Break in Service Rules. For purposes of eligibility to participate, an Employee is credited with all Years of Service earned with the Employer, except as provided under the following Break in Service rules. In applying these Break in Service rules, Years of Service and Breaks in Service (as defined in Section 22.24) are measured on the same Eligibility Computation Period as defined in Section 1.4(c) above.

         (a) Rule of Parity Break in Service. This Break in Service rule applies only to Participants who are totally nonvested (i.e., 0% vested) in their Employer Contribution Account and their Employer Matching Contribution Account, if applicable. Under this Break in Service rule, if a nonvested Participant incurs a period of consecutive one-year Breaks in Service which equals or exceeds the greater of five (5) or the Participant's aggregate number of Years of Service with the Employer, all service earned prior to the consecutive Break in Service period will be disregarded and the Participant will be treated as a new Employee for purposes of determining eligibility under the Plan.

                  (1) Previous application of the Rule of Parity Break in Service rule. In determining a Participant's aggregate Years of Service for purposes of applying the Rule of Parity Break in Service, any Years of Service otherwise disregarded under a previous application of this rule are disregarded.

                  (2) Application to the 401(k) Agreement. The Rule of Parity Break in Service rule applies only to determine the individual's right to resume as an Eligible Participant with respect to his/her Employer Contribution Account or Employer Matching Contribution Account. In determining whether a Participant is totally nonvested for purposes of applying the Rule of Parity Break in Service rule, the Participant's Section 401(k) Deferral Account,

                           Employee After-Tax Contribution Account, QMAC Account, QNEC Account, Safe Harbor Nonelective Contribution Account, Safe Harbor Matching Contribution Account, and Rollover Account are disregarded.

         (b) One-year Break in Service rule for Plans using a two Years of Service eligibility condition. If the Employer elects to use the two Years of Service eligibility condition under Part 1(a) of the Agreement, any Employee who incurs a one-year Break in Service before satisfying the two Years of Service eligibility condition will not be credited with service earned before such one-year Break in Service.

         (c) One-year holdout Break in Service rule. The one-year holdout Break in Service rule will not apply unless the Employer specifically elects in Part 7 of the Nonstandardized Plan Agreement to have it apply. If the one-year holdout Break in Service rule is elected, an Employee who has a one-year Break in Service will not be credited for eligibility purposes with any Years of Service earned before such one-year Break in Service until the Employee has completed a Year of Service after the one-year Break in Service. (The one-year holdout Break in Service rule does not apply under the Standardized Plan Agreements.)

                  (1) Operating rules. An Employee who is precluded from receiving Employer Contributions (other than Section 401(k) Deferrals) as a result of the one-year holdout Break in Service rule, and who completes a Year of Service following the Break in Service, is reinstated as an Eligible Participant as of the first day of the 12-month measuring period (determined under Section
                           (2) or (3) below) during which the Employee completes the Year of Service. Unless otherwise selected under
                           Part 7(e) of the Nonstandardized 401(k) Agreement, the one-year holdout Break in Service rule does not apply to preclude an otherwise Eligible Participant from making Section 401(k) Deferrals to the Plan. If the Employer elects under Part 7(e) of the Nonstandardized 401(k) Agreement to have the one-year holdout Break in Service rule apply to Section 401(k) Deferrals, an Employee who is precluded from making
                           Section 401(k) Deferrals as a result of this Break in Service rule is re-eligible to make Section 401(k) Deferrals immediately upon completing 1,000 Hours of Service with the Employer during a subsequent measuring period (as determined under Section (2) or (3) below). No corrective action need be taken by the Employer as a result of the failure to retroactively permit the Employee to make Section 401(k) Deferrals.

                  (2) Plans using the Shift-to-Plan-Year Method. If the Plan uses the Shift-to-Plan-Year Method (as defined in Section 1.4(c)(1)) for measuring Years of Service, the period for determining whether an Employee completes a Year of Service following the one-year Break in Service is the 12-month period commencing on the Employee's Reemployment Commencement Date and, if necessary, subsequent Plan Years beginning with the Plan Year which includes the first anniversary of the Employee's Reemployment Commencement Date.

                  (3) Plans using Anniversary Date Method. If the Plan uses the Anniversary Date Method (as defined in Section 1.4(c)(2)) for measuring Years of Service, the period for determining whether an Employee completes a Year of Service following the one-year Break in Service is the 12-month period which commences on the Employee's Reemployment Commencement Date and, if necessary, subsequent 12-month periods beginning on anniversaries of the Employee's Reemployment Commencement Date.

1.7 Eligibility Upon  Reemployment.  Subject to the Break in Service rules under
Section 1.6, a former Employee is reinstated as an Eligible Participant immediately upon rehire if the Employee had satisfied the Plan's minimum age and service conditions prior to termination of employment, regardless of whether the Employee was actually employed on his/her Entry Date, unless the Employee is an Excluded Employee upon his/her return to employment. This requirement is deemed satisfied if a rehired Employee is permitted to commence making Section 401(k) Deferrals as of the beginning of the first payroll period commencing after the Employee's Reemployment Commencement Date.

If an Employee is re-employed prior to his/her Entry Date, the Employee does not become an Eligible Participant under the Plan until such Entry Date. A rehired Employee who had not satisfied the Plan's minimum age and service conditions prior to termination of employment is eligible to participate in the Plan only upon satisfaction of the eligibility requirements under this Article.

1.8      Operating Rules for Employees Excluded by Class.

         (a) Eligible Participant becomes part of an excluded class of Employees. If an Eligible Participant becomes part of an excluded class of Employees, his/her status as an Eligible Participant ceases. Such Employee's status as an Eligible Participant will resume immediately upon his/her returning to an eligible class of Employees, regardless of whether such date is a normal Entry Date under the Plan, subject to the application of any Break in Service rules under Section 1.6. This requirement is deemed satisfied if the Employee is permitted to commence making Section 401(k) Deferrals as of the beginning of the first payroll period commencing after the Employee becomes part of an eligible class of Employees.

         (b) Excluded Employee becomes part of an eligible class of Employees. If an Excluded Employee becomes part of an eligible class of Employees, the following rules apply. If the Entry Date that otherwise would have applied to such Employee following his/her completion of the Plan's minimum age and service conditions has already passed, then the Employee becomes an Eligible Participant on the date he/she becomes part of the eligible class of Employees, regardless of whether such date is a normal Entry Date under the Plan. This requirement is deemed satisfied if the Employee is permitted to commence making Section 401(k) Deferrals as of the beginning of the first payroll period commencing after the Employee becomes part of an eligible class of Employees. If the Entry Date that would have applied to such Employee has not passed, then the Employee becomes an Eligible Participant on such Entry Date.

1.9 Special Eligibility Provisions. Part 1(c) of the Agreement permits the Employer to modify the eligibility rules for particular Employees. Under Part 1(c), the Employer may elect to treat all Employees employed on the Effective Date of the Plan as Eligible Participants (regardless of whether such Employees have satisfied the Plan's minimum age and service conditions). The Employer may elect under Part 1(c)(1)(ii) of the Nonstandardized Plan Agreement to apply this dual eligibility rule by treating all Employees employed as of a specified date as Eligible Participants. The Employer may elect under Part 1(c)(2) of the Nonstandardized Plan Agreement to further modify the eligibility rules under this Article.

1.10 Relationship to Accrual of Benefits. An Eligible Participant is entitled to accrue benefits in the Plan but will not necessarily do so in every Plan Year that he/she is an Eligible Participant. Whether an Eligible Participant's Account receives an allocation of Employer Contributions depends on the requirements set forth in Part 4 of the Agreement. If an Employee is an Eligible Participant for purposes of making Section 401(k) Deferrals under the 401(k) Agreement, such Employee is treated as an Eligible Participant under the Plan regardless of whether he/she actually elects to make Section 401(k) Deferrals.

1.11 Waiver of Participation. Unless the Employer elects otherwise under Part 13(h) of the Nonstandardized Plan Agreement, an Eligible Participant may not waive participation under the Plan. For this purpose, a failure to make Section 401(k) Deferrals or Employee After-Tax Contributions under a 401(k) plan is not a waiver of participation. The Employer may elect under Part 13(h)(1) of the Nonstandardized Plan Agreement to permit an Employee to make a one-time irrevocable election to not participate under the Plan. Such election must be made prior to the Employee's first becoming eligible to participate under any plan maintained by the Employer. An Employee who makes a one-time irrevocable election to not participate may not subsequently elect to participate under the Plan. Alternatively, the Employer may elect under Part 13(h)(2) of the Nonstandardized Agreement to permit an Employee to elect out of participation under any other circumstances designated by the Employer. An Employee who elects not to participate under this Section 1.11 is treated as a nonbenefiting Employee for purposes of the minimum coverage requirements under Code ss.410(b).





THOMAS F. KERNEY, P.A. Defined Contribution Basic Plan Document - Article 2-11

                                    Article 2
                     Employer Contributions and Allocations

This Article describes how Employer Contributions are made to and allocated under the Plan. The type of Employer Contributions which may be made under the Plan and the method for allocating such contributions will depend on the type of Plan involved. Section 2.2 of this BPD provides specific rules regarding contributions and allocations under a profit sharing plan; Section 2.3 provides the rules for a money purchase plan; and Section 2.4 provides the rules for a 401(k) plan. Part 4 of the Agreement contains the elective provisions for the Employer to specify the amount and type of Employer Contributions it will make under the Plan and to designate any limits on the amount it will contribute to the Plan each year. The rules set out in this Article are subject to the special contribution and allocation rules for Top-Heavy Plans under Article 16 and the Annual Additions Limitation under Article 7. Employee After-Tax Contributions, Rollover Contributions and transfers to the Plan are discussed in Article 3 and the allocation of forfeitures is discussed in Article 5. Part 3 of the Agreement contains elective provisions for determining an Employee's Included Compensation for allocation purposes.

2.1 Amount of Employer Contributions. The Employer shall make Employer Contributions to the Trust as determined under the contribution formula elected in Part 4 of the Agreement. If this Plan is a 401(k) plan, Employer Contributions include Section 401(k) Deferrals, Employer Nonelective Contributions, Employer Matching Contributions, QNECs, QMACs, and Safe Harbor
Contributions, to the extent such contributions are elected under the 401(k) Agreement. The Employer has the responsibility for determining the amount and timing of Employer Contributions under the terms of the Plan.

         (a) Limitation on Employer Contributions. Employer Contributions are subject to the Annual Additions Limitation described in
                  Article 7 of this BPD. If allocations to a Participant exceed (or will exceed) such limitation, the excess will be corrected in accordance with the rules under Article 7.

         (b) Limitation on Included Compensation. For purposes of determining a Participant's allocation of Employer Contributions under this Article, the Included Compensation taken into account for any Participant for a Plan Year may not exceed the Compensation Dollar Limitation under Section 22.30.

         (c) Offset for contributions under another qualified plan maintained by the Employer. If the Employer maintains any other qualified plan(s) which cover any Eligible Participants under this Plan, the Employer may elect under Part 13(f)(2) of the Nonstandardized Plan Agreement to reduce such Eligible Participants' allocation under this Plan to take into account the benefits provided under the Employer's other qualified plan(s).

2.2 Profit Sharing Plan Contribution and Allocations. This Section 2.2 applies if the Employer has adopted the profit sharing plan Agreement. Any reference to the Agreement under this Section 2.2 is a reference to the profit sharing plan Agreement.

         (a) Amount of Employer Contribution. The Employer must designate under Part 4(a) of the Agreement the amount it will contribute as an Employer Contribution under the Plan. The Employer Contribution may be totally within the Employer's discretion or, under the Nonstandardized Plan Agreement, may be a fixed amount determined as a uniform percentage of each Eligible Participant's Included Compensation or as a fixed dollar amount for each Eligible Participant. Any Employer Contribution under this Section will be allocated to the Eligible Participants' Employer Contribution Account.

                  (1) Multiple formulas. If the Employer elects more than one Employer Contribution formula, each formula is applied separately. The Employer's aggregate Employer Contribution for a Plan Year will be the sum of the Employer Contributions under all such formulas.

                  (2) Net Profits. If the Employer elects under Part 4(a)(4) of the Nonstandardized Plan Agreement, the Employer Contribution may be limited to Net Profits. Unless modified in the Agreement, Net Profits means the Employer's net income or profits determined in accordance with generally accepted accounting principles, without any reduction for taxes based upon income, or the contributions made by the Employer under this Plan or any other qualified plan.

         (b) Allocation formula for Employer Contributions. The Employer must elect a definite allocation formula under Part 4(b) of the Agreement which determines how much of the Employer Contribution is allocated to each Eligible Participant. An Eligible Participant is only entitled to an allocation if such Participant satisfies the allocation conditions described in
                  Part 4(d) of the Agreement. See Section 2.5.

                  (1) Pro Rata Allocation Method. If the Employer elects the Pro Rata Allocation Method, a pro rata share of the Employer Contribution is allocated to each Eligible Participant's Employer Contribution Account. A Participant's pro rata share is determined based on the ratio such Participant's Included Compensation bears to the total of all Eligible Participants' Included Compensation. However, if the Employer elects under the Nonstandardized Agreement to contribute a uniform dollar amount for each Eligible Participant, the pro rata allocation method allocates that uniform dollar amount to each Eligible Participant.

                           In determining an Eligible Participant's allocation under the Pro Rata Allocation Method, the Participant's Included Compensation is determined separately for each period designated under Part 4(c)(1)(i) of the Agreement. If the Employer elects a period other than the Plan Year, a Participant's allocation of Employer Contributions will be determined separately for each period based solely on Included Compensation for such period. The Employer need not actually make the Employer Contribution during the designated period, provided the total Employer Contribution for the Plan Year is allocated based on the proper Included Compensation.

                  (2) Permitted Disparity Method. If the Employer elects the Permitted Disparity Method, the Employer Contribution is allocated to Eligible Participants under the Two-Step Formula or the Four-Step Formula (as elected under the Agreement). The Permitted Disparity Method may only apply if the Employer elects under the Agreement to make a discretionary contribution. The Employer may not elect a Permitted Disparity Method under the Plan if another qualified plan of the Employer, which covers any of the same Employees, uses permitted disparity in determining the allocation of contributions or the accrual of benefits under the plan.

                           For purposes of applying the Permitted Disparity Method, Excess Compensation is the portion of an Eligible Participant's Included Compensation that exceeds the Integration Level. The Integration Level is the Taxable Wage Base, unless the Employer designates a different amount under Part 4(c)(2)(ii) of the Agreement.

                           (i) Two-Step Formula. If the Employer elects the Two-Step Formula, the following allocation method applies. However, the Employer may elect under Part 4(c)(2)(i) of the Agreement to have the Four-Step Method, as described in (ii) below, automatically apply for any Plan Year in which the Plan is a Top-Heavy Plan.

                                    (A)     Step One. The Employer  Contribution
                                            is   allocated   to  each   Eligible
                                            Participant's  Account  in the ratio
                                            that  each  Eligible   Participant's
                                            Included  Compensation  plus  Excess
                                            Compensation for the Plan Year bears
                                            to the total  Included  Compensation
                                            plus  Excess   Compensation  of  all
                                            Eligible  Participants  for the Plan
                                            Year. The allocation under this Step
                                            One,   as  a   percentage   of  each
                                            Eligible    Participant's   Included
                                            Compensation       plus       Excess
                                            Compensation,  may  not  exceed  the
                                            Applicable   Percentage   under  the
                                            following table:

                                Integration Level                 Applicable
                         (as a % of the Taxable Wage Base)        Percentage

                                     100%                            5.7%

                         More than 80% but less than 100%            5.4%

                         More than 20% and not more than 80%         4.3%

                                  20% or less                        5.7%

                                    (B)     Step Two. Any Employer  Contribution
                                            remaining  after  Step  One  will be
                                            allocated  in the  ratio  that  each
                                            Eligible    Participant's   Included
                                            Compensation for the Plan Year bears
                                            to the total  Included  Compensation
                                            of all Eligible Participants for the
                                            Plan Year.

                           (ii) Four-Step Formula. If the Employer elects the Four-Step Formula, or if the Plan is a Top-Heavy Plan and the Employer elects under the Agreement to have the Four-Step Formula apply for any Plan Year that the Plan is a Top-Heavy Plan, the following allocation method applies.

                                    (A)     Step One. The Employer  Contribution
                                            is   allocated   to  each   Eligible
                                            Participant's  Account  in the ratio
                                            that  each  Eligible   Participant's
                                            Total   Compensation  bears  to  all
                                            Eligible     Participants'     Total
                                            Compensation,  but not in  excess of
                                            3% of  each  Eligible  Participant's
                                            Total Compensation.

                                    (B)     Step Two. Any Employer  Contribution
                                            remaining  after the  allocation  in
                                            Step One will be  allocated  to each
                                            Eligible  Participant's  Account  in
                                            the   ratio   that   each   Eligible
                                            Participant's   Excess  Compensation
                                            for  the  Plan  Year  bears  to  the
                                            Excess  Compensation of all Eligible
                                            Participants  for the Plan Year, but
                                            not in excess of 3% of each Eligible
                                            Participant's Included Compensation.

                                    (C)     Step     Three.     Any     Employer
                                            Contribution   remaining  after  the
                                            allocation   in  Step  Two  will  be
                                            allocated    to    each     Eligible
                                            Participant's  Account  in the ratio
                                            that   the  sum  of  each   Eligible
                                            Participant's  Included Compensation
                                            and Excess Compensation bears to the
                                            sum  of all  Eligible  Participants'

                                            Included   Compensation  and  Excess
                                            Compensation.  The allocation  under
                                            this Step Three,  as a percentage of
                                            each Eligible Participant's Included
                                            Compensation       plus       Excess
                                            Compensation,  may  not  exceed  the
                                            Applicable   Percentage   under  the
                                            following table:

                           Integration Level                  Applicable
                      a % of the Taxable Wage Base)           Percentage

                                 100%                            2.7%

                     More than 80% but less than 100%            2.4%

                    More than 20% and not more than 80%          1.3%

                              20% or less                        2.7%

                                    (D)     Step Four.  Any  remaining  Employer
                                            Contribution  will be  allocated  to
                                            each Eligible  Participant's Account
                                            in  the  ratio  that  each  Eligible
                                            Participant's  Included Compensation
                                            for  the  Plan  Year  bears  to  all
                                            Eligible    Participants'   Included
                                            Compensation for that Plan Year.

         (c) Special rules for determining Included Compensation.

                  (1) Partial period of participation. If an Employee is an Eligible Participant for only part of a Plan Year, the Employer Contribution formula(s) will be applied based on such Employee's Included Compensation for the period he/she is an Eligible Participant. However, the Employer may elect under Part 4(c)(1)(ii) of the Agreement to base the Employer Contribution formula(s) on the Employee's Included Compensation for the entire Plan Year, including the portion of the Plan Year during which the Employee is not an Eligible Participant.

                  (2) Measuring period. Except as provided in (1) above, for purposes of determining an Eligible Participant's allocation of Employer Contributions, Included Compensation is measured on the Plan Year, unless the Employer elects under Part 4(c)(1)(iii) of the Nonstandardized Plan Agreement to measure Included Compensation on the calendar year ending in the Plan Year. If the Employer elects to measure Included Compensation on the calendar year ending in the Plan Year, the Included Compensation of any Employee whose Employment Commencement Date is less than 12 months before the end of such calendar year must be measured on the Plan Year or such Employee's period of participation, as determined under (1) above.

2.3 Money Purchase Plan Contribution and Allocations. This Section 2.3 applies if the Employer has adopted the money purchase plan Agreement. Any reference to the Agreement under this Section 2.3 is a reference to the money purchase plan Agreement.

         (a)      Employer  Contributions.  The Employer must elect under Part 4
                  of  the  Nonstandardized   Plan  Agreement  to  make  Employer
                  Contributions under one of the following methods:

                  (1) as a uniform percentage of each Eligible Participant's Included Compensation;

                  (2)      as a uniform dollar amount for each Eligible
                           Participant;

                  (3) under the Permitted Disparity Method (using either the individual method or group method); or

                  (4)      under a formula based on service with the Employer.

                  Under the Standardized Agreement, the Employer may only elect to make an Employer Contribution as a uniform percentage of Included Compensation or under the Permitted Disparity Method, using the individual method.

         (b) Allocation formula for Employer Contributions. The contribution made by the Employer must be allocated to Eligible Participants in a definitely determinable manner. Except where the Employer elects under Part 4(a)(3)(ii) of the Nonstandardized Agreement to allocate Employer Contributions under the Permitted Disparity Method using the group method, each Eligible Participant's allocation of the Employer Contribution will equal the amount determined under the contribution formula elected under the Agreement. An Eligible Participant is only entitled to an allocation if such Participant satisfies the allocation conditions described under Part 4(c) of the Agreement. See Section 2.5.

                  If the Employer elects under Part 4(a)(1) of the Agreement to provide an Employer Contribution equal to a uniform percentage of each Eligible Participant's Included Compensation, the Employer must designate under Part 4(b)(1)(i) the period to be used in determining Included Compensation for this purpose. In determining the amount of Employer Contribution to be allocated to an Eligible Participant, Included Compensation is determined separately for each period designated under Part 4(b)(1)(i). If the Employer elects a period other than the Plan Year, a Participant's allocation of Employer Contributions will be determined separately for each period based solely on Included Compensation for such period. The
                  Employer need not actually make the Employer Contribution during the designated period, provided the total Employer Contribution for the Plan Year is allocated based on the proper Included Compensation.

         (c)      Permitted  Disparity Method.  The Employer may elect under
                  Part 4(a) of the Nonstandardized Plan Agreement to use the Permitted Disparity Method using either the individual method or the group method. (The individual method is the only method available under the Standardized Plan Agreement.) An Employer may not elect a Permitted Disparity Method under the Plan if another qualified plan of the Employer, which covers any of the same Employees, uses permitted disparity in determining the allocation of contributions or accrual of benefits under the plan.

                  (1) Individual method. If the Employer elects the Permitted Disparity Method using the individual method, the Employer will contribute (i) a fixed percentage of each Eligible Participant's Included Compensation for the Plan Year plus (ii) a fixed percentage of each Eligible Participant's Excess
                           Compensation. The percentage of each Eligible Participant's Excess Compensation under (ii) may not exceed the lesser of the percentage of total Included Compensation contributed under (i) or the Applicable Percentage under the following table:

                              Integration Level                      Applicable
                  (As a percentage of the Taxable Wage Base)         Percentage

                                   100%                                 5.7%

                   More than 80% but less than 100%                     5.4%

                   More than 20% and not more than 80%                  4.3%

                   20% or less                                          5.7%

                  (2) Group method. If the Employer elects the Permitted Disparity Method using the group method under the Nonstandardized Plan Agreement, the Employer will contribute a fixed percentage of the total Included Compensation for the Plan Year of all Eligible Participants. The total Employer Contribution is then allocated among the Eligible Participants under either the Two-Step Formula or the Four-Step Formula described below.

                           (i) Two-Step Formula. If the Employer elects the Two-Step Formula, the Employer Contribution will be allocated in the same manner as under Section 2.2(b)(2)(i) above. However, the Employer may elect to have the Four-Step Formula automatically apply for any Plan Year in which the Plan is a Top-Heavy Plan.

                           (ii) Four-Step Formula. If the Employer elects the Four-Step Formula or if the Plan is a Top-Heavy Plan and the Employer elects to have the Four-Step Formula apply for Plan Years when the Plan is a Top-Heavy Plan, the Employer Contribution will be allocated to Eligible Participants in the same manner as under Section 2.2(b)(2)(ii) above.

         (d) Special rules for determining Included Compensation. The same rules as discussed under Section 2.2(c)(1) apply to permit the Employer to elect under Part 4(b)(1)(ii) of the Agreement to take into account an Employee's Included Compensation for the entire Plan Year, even if the Employee is an Eligible Participant for only part of the Plan Year. If no election is made under Part 4(b)(1)(ii) of the Agreement, only Included Compensation for the portion of the Plan Year while an Employee is an Eligible Participant will be taken into account in determining an Employee's Employer Contribution under the Plan. The Employer also may elect to take into account Included Compensation for the calendar year ending in the Plan Year, as provided in Section 2.2(c)(2).

          (e) Limit on contribution where Employer maintains another plan in addition to a money purchase plan. If the Employer adopts the money purchase plan Agreement and also maintains another qualified retirement plan, the contribution to be made under the money purchase plan Agreement (as designated in Part 4 of the Agreement) will not exceed the maximum amount that is deductible under Code ss.404(a)(7), taking into account all contributions that have been made to the plans prior to the date a contribution is made under the money purchase plan Agreement.

2.4 401(k) Plan Contributions and Allocations. This Section 2.4 applies if the Employer has adopted the 401(k) plan Agreement. Any reference to the Agreement under this Section 2.4 is a reference to the 401(k) Agreement. The Employer must designate under Part 4 of the Agreement the amount and type of Employer Contributions it will make under the Plan. Employer Contributions under a 401(k) plan are generally subject to special limits and nondiscrimination rules. (See
Article 17 for a discussion of the special rules that apply to the Employer Contributions under a 401(k) plan.) The Employer may make any (or all) of the following contributions under the 401(k) Agreement.

         (a) Section 401(k) Deferrals. If so elected under Part 4A of the Agreement, an Eligible Participant may enter into a Salary Reduction Agreement with the Employer authorizing the Employer to withhold a specific dollar amount or a specific percentage from the Participant's Included Compensation and to deposit such amount into the Participant's Section 401(k) Deferral Account under the Plan. A Salary Reduction Agreement may only relate to Included Compensation that is not currently available at the time the Salary Reduction Agreement is completed. An Employer may elect under Part 4A(d) of the Agreement to provide a special effective date solely for
                  Section 401(k) Deferrals under the Plan.

                  An Employee's Section 401(k) Deferrals are treated as Employer Contributions for all purposes under this Plan, except as otherwise provided under the Code or Treasury regulations. If the Employer adopts the Nonstandardized 401(k) Agreement and does not elect to allow Section 401(k) Deferrals under Part 4A of the Agreement, the only contributions an Eligible Participant may make to the Plan are Employee After-Tax Contributions as authorized under Article 3 of this BPD and
                  Part 4D of the Agreement. In either case, an Eligible Participant may also receive Employer Nonelective Contributions and/or Employer Matching Contributions under the Plan, to the extent authorized under the Agreement. (The Employer may not make After-Tax Contributions under the Standardized 401(k) Agreement.)

                  (1) Change in deferral election. An Eligible Participant may enter into a new Salary Reduction Agreement, or may change his/her elections under an existing Salary Reduction Agreement, at the time and in the manner prescribed by the Plan Administrator on the Salary Reduction Agreement form. The Salary Reduction Agreement may also provide elections as to the investment funds into which the Section 401(k) Deferrals will be contributed and the time and manner a Participant may change such elections.

                  (2) Automatic deferral election. If elected under Part 4A(c) of the Agreement, the Employer will automatically withhold the amount designated under
                           Part 4A(c) from Eligible Participants' Included Compensation for payroll periods starting with such Participants' Entry Date, unless the Eligible Participant completes a Salary Reduction Agreement electing a different deferral amount (including a zero deferral amount). The Employer may elect under
                           Part 4A(c) of the Agreement to apply the automatic deferral election only to Employees who become Eligible Participants after a specified date. The Trustee will deposit all amounts withheld pursuant to this automatic deferral election into the appropriate Participant's Section 401(k) Deferral Account.

                           Prior to the time an automatic deferral election would first go into effect, an Employee must receive written notice concerning the effect of the automatic deferral election and his/her right to elect a different level of deferral under the Plan, including the right to elect not to defer. After receiving the notice, an Employee must have a reasonable time before any automatic deferral election goes into effect.

         (b) Employer Matching Contributions. If so elected under Part 4B of the Agreement, the Employer will make an Employer Matching Contribution, in accordance with the matching contribution formula(s) selected in Part 4B(b), to Eligible Participants who satisfy the allocation conditions under Part 4B(e) of the Agreement. See Section 2.5. Any Employer Matching Contribution determined under Part 4B(b) will be allocated to the Eligible Participant's Employer Matching Contribution Account.

                  (1) Applicable contributions. The Employer must elect under the Nonstandardized Plan Agreement whether the matching contribution formula(s) applies to Section 401(k) Deferrals, Employee After-Tax Contributions, or both. Under the Standardized Plan Agreement, Employer Matching Contributions apply only to Section 401(k) Deferrals. The contributions which are eligible for an Employer Matching Contribution are referred to under this Section as "applicable contributions." If a matching formula applies to both
                           Section 401(k) Deferrals and Employee After-Tax Contributions, such contributions are aggregated to determine the Employer Matching Contribution allocated under the formula.

                  (2) Multiple formulas. If the Employer elects more than one matching contribution formula under Part 4B(b) of the Agreement, each formula is applied separately. An Eligible Participant's aggregate Employer Matching Contributions for a Plan Year will be the sum of the Employer Matching Contributions the Participant is entitled to under all such formulas.

                  (3) Applicable contributions taken into account under the matching contribution formula. The Employer must elect under Part 4B(c)(1) of the Agreement the period for which the applicable contributions are taken into account in applying the matching contribution formula(s) and in applying any limits on the amount of such contributions that may be taken into account under the formula(s). In applying the matching contribution formula(s), applicable contributions (and Included Compensation) are determined separately for each designated period and any limits on the amount of applicable contributions taken into account under the matching contribution formula(s) are applied separately for each designated period.

                  (4) Partial period of participation. In applying the matching contribution formula(s) under the Plan to an Employee who is an Eligible Participant for only part of the Plan Year, the Employer may elect under Part 4B(c)(2) of the Agreement to take into account Included Compensation for the entire Plan Year or only for the portion of the Plan Year during which the Employee is an Eligible Participant. Alternatively, the Employer may elect under Part 4B(c)(2)(iii) of the Agreement to take into account Included Compensation only for the period that the Employee actually makes applicable contributions under the Plan. (The election under Part 4B(c)(2)(iii) is not available for purposes of calculating the Safe Harbor Matching Contribution under Section 17.6(a)(1)(i).)

         (c)      Qualified Matching  Contributions (QMACs). If so elected under
                  Part 4B(d) of the Agreement, the Employer may treat all (or a portion) of its Employer Matching Contributions as QMACs. If an Employer Matching Contribution is designated as a QMAC, it must satisfy the requirements for a QMAC (as described in Section 17.7(g)) at the time the contribution is made to the Plan and must be allocated to the Participant's QMAC Account.

                  Under Part 4B(d), the Employer may designate all Employer Matching Contributions as QMACs or may designate only those Employer Matching Contributions under specific matching contribution formula(s) to be QMACs. Alternatively, the
                  Employer may authorize a discretionary QMAC, in addition to the Employer Matching Contributions designated under Part
                  4B(b), to be allocated uniformly as a percentage of Section 401(k) Deferrals made during the Plan Year. The Employer may elect under the Agreement to allocate the discretionary QMAC only to Eligible Participants who are Nonhighly Compensated Employees or to all Eligible Participants. If the Employer elects both a discretionary Employer Matching Contribution formula and a discretionary QMAC formula, the Employer must designate, in writing, the nature of such contribution.

         (d) Employer Nonelective Contributions. If so elected under Part 4C of the Agreement, the Employer may make Employer Nonelective Contributions on behalf of each Eligible Participant under the Plan who has satisfied the allocation conditions described in Part 4C(e) of the Agreement. See
                  Section 2.5. The Employer must designate under Part 4C(b) of the Agreement the amount of any Employer Nonelective Contributions it wishes to make under the Plan. The Employer Nonelective Contributions may be totally within the Employer's discretion or under the Nonstandardized Agreement may be a fixed amount determined as a uniform percentage of each Eligible Participant's Included Compensation or as a fixed dollar amount for each Eligible Participant. Any Employer Contribution under this Section will be allocated to Eligible Participants' Employer Contribution Account.

                  The amount of the Employer Nonelective Contribution and the method of allocating such contributions is determined in the same manner as the Employer Contributions under a profit sharing plan, as described in Section 2.2 of this Article. For this purpose, any references to the Agreement under Section
                  2.2 should be treated as references to the comparable provisions under Part 4C of the 401(k) Agreement.

         (e) Qualified Nonelective Contributions (QNECs). The Employer may elect under Part 4C(b) of the Agreement to permit discretionary QNECs under the Plan. A QNEC must satisfy the requirements for a QNEC (as described in Section 17.7(h)) at the time the contribution is made to the Plan and must be allocated to the Participant's QNEC Account. If the Plan authorizes the Employer to make a discretionary QNEC, the Employer must designate, in writing, the nature of such contribution.

                  If the Employer makes a QNEC for the Plan Year, it will be allocated to Participants' QNEC Account based on the allocation method selected by the Employer under Part 4C(b)(5) of the Nonstandardized Plan Agreement or Part 4C(b)(2) of the Standardized Plan Agreement. An Eligible Participant will receive a QNEC allocation even if he/she has not satisfied any allocation conditions designated under Part 4C(e) of the Agreement, unless the Employer elects otherwise under Part 4C(b)(5)(iii) of the Nonstandardized Agreement or Part 4C(b)(2)(iii) of the Standardized Agreement.

                  (1) Pro Rata Allocation Method. If the Employer elects the Pro Rata Allocation Method, any Employer Nonelective Contribution properly designated as a QNEC will be allocated as a uniform percentage of Included Compensation to all Eligible Participants who are Nonhighly Compensated Employees.

                  (2) Reverse QNEC Method. If the Employer elects the Reverse QNEC Method, any Employer Nonelective Contribution properly designated as a QNEC will be first allocated to the Eligible Participant with the lowest Included Compensation for the Plan Year for which the QNEC is being allocated. To receive an allocation of the QNEC under this (2), the Eligible Participant must be a Nonhighly Compensated Employee for the Plan Year for which the QNEC is being allocated.

                           The QNEC will be allocated to the Eligible Participant with the lowest Included Compensation until all of the QNEC has been allocated or until the Eligible Participant has reached his/her Annual Additions Limitation, as described in Article 7. For this purpose, if two or more Eligible Participants have the same Included Compensation, the QNEC will be allocated equally to each Eligible Participant until all of the QNEC has been allocated, or until each Eligible Participant has reached his/her Annual Additions Limitation. If any QNEC remains unallocated, this process is repeated for the Eligible Participant(s) with the next lowest level of Included Compensation in accordance with the provisions under this (2), until all of the QNEC is allocated.

                  (3) Alternative allocation methods. The Employer may designate an alternative method for allocating QNECs under Part 4C(b)(5)(iv) of the Nonstandardized Agreement. The Employer also may use Part 4C(b)(5)(iv) to modify the allocation methods under
                           (1) and (2) above, including providing for an allocation of QNECs to all Eligible Participants under the Plan. The Employer also may modify the allocation conditions applicable to QNECs under Part 4C(b)(5)(iv).

         (f) Safe Harbor Contributions. If so elected under Part 4E of the 401(k) Agreement, the Employer may elect to treat this Plan as a Safe Harbor 401(k) Plan. To qualify as a Safe Harbor 401(k) Plan, the Employer must make a Safe Harbor Nonelective Contribution or a Safe Harbor Matching Contribution under the Plan. Such contributions are subject to special vesting and distribution restrictions and must be allocated to the Eligible Participants' Safe Harbor Nonelective Contribution Account or Safe Harbor Matching Contribution Account, as applicable. Section 17.6 describes the requirements that must be met to qualify as a Safe Harbor 401(k) Plan and the method for calculating the amount of the Safe Harbor Contribution that must be made under the Plan.

         (g) Prior SIMPLE 401(k) plan. If this Agreement is being used to amend or restate a 401(k) plan which complied with the SIMPLE 401(k) plan provisions under Code ss.401(k)(11), any provision in this Agreement which is inconsistent with the SIMPLE 401(k) plan provisions is not effective for any Plan Year during which the plan complied with the SIMPLE 401(k) plan provisions.

2.5 Allocation Conditions. In order to receive an allocation of Employer Contributions (other than Section 401(k) Deferrals and Safe Harbor Contributions), an Eligible Participant must satisfy any allocation conditions designated under Part 4 of the Agreement with respect to such contributions. Under the Nonstandardized Plan Agreements, the imposition of an allocation condition may cause the Plan to fail the minimum coverage requirements under Code ss.410(b), unless the only allocation condition under the Plan is a safe harbor allocation condition. (Under the Standardized Plan Agreements, the only allocation condition permitted is a safe harbor allocation condition.)

         (a) Safe harbor allocation condition. Under the safe harbor allocation condition under Part 4 of the Agreement, the Employer may elect to require an eligible Employee to be employed on the last day of the Plan Year or to complete more than 500 Hours of Service during the Plan Year to receive an allocation of Employer Contributions (other than Section 401(k) Deferrals or Safe Harbor Contributions) under the Plan. Under this safe harbor allocation condition, an Eligible Participant whose employment terminates before he/she completes at least 501 Hours of Service is not entitled to an allocation under this Section. However, if an Eligible Participant completes at least 501 Hours of Service during a Plan Year, such Participant is eligible for an allocation under this Section, even if the Participant's employment terminates during the Plan Year.

                  The imposition of the safe harbor allocation condition will not cause the Plan to fail the minimum coverage requirements under Code ss.410(b) because Participants who are excluded from participation solely as a result of the safe harbor allocation condition are excluded from the coverage test. Except as provided under (b) below, the safe allocation condition is the only allocation condition which may be used under the Standardized Agreement.

          (b) Application of last day of employment rule in year of termination. The Employer may elect under Part 4 of the Nonstandardized Plan Agreement to require an Eligible Participant to be employed on the last day of the Plan Year to receive an allocation of Employer Matching Contributions or Employer Contributions (other than Section 401(k) Deferrals or Safe Harbor Contributions) under the Plan. Regardless of whether the Employer elects to apply a last day of employment condition under Part 4 of the Non-standardized Plan Agreement, in any Plan Year during which the Plan is terminated, the last day of employment condition applies. The last day of employment condition also applies under the Standardized Plan Agreement for the Plan Year during which the Plan is terminated, without regard to any minimum Hour of Service requirement. Any unallocated forfeitures under the Plan will be allocated in accordance with the allocation formula designated under Part 4 of the Agreement to each Eligible Participant who completes at least one Hour of Service during the Plan Year.

2.6 Fail-Safe Coverage Provision. If the Employer has elected to apply a last day of the Plan Year allocation condition and/or an Hours of Service allocation condition under a Nonstandardized Plan Agreement, the Employer may elect under
Part 13(g) of the Nonstandardized Plan Agreement to apply the Fail-Safe Coverage Provision. Under the Fail-Safe Coverage Provision, if the Plan fails to satisfy the ratio percentage coverage requirements under Code ss.410(b) for a Plan Year due to the application of a last day of the Plan Year allocation condition and/or an Hours of Service allocation condition, such allocation condition(s) will be automatically eliminated for the Plan Year for certain otherwise Eligible Participants, under the process described in (a) and (b) below, until enough Eligible Participants are benefiting under the Plan so that the ratio percentage test of Treasury Regulation ss.1.410(b)-2(b)(2) is satisfied. The Employer may elect under Part 13(g)(2) of the Nonstandardized Agreement to modify the Fail-Safe Coverage Provision described in this Section. Any modification of the Fail-Safe Coverage Provision must designate the method of correction in a manner which is definitely determinable and which precludes any discretion by the Employer.

If the Employer elects to have the Fail-Safe Coverage Provision apply, such provision automatically applies for any Plan Year for which the Plan does not satisfy the ratio percentage coverage test under Code ss.410(b). (Except as provided in the following paragraph, the Plan may not use the average benefits test to comply with the minimum coverage requirements if the Fail-Safe Coverage Provision is elected.) The Plan satisfies the ratio percentage test if the percentage of the Nonhighly Compensated Employees under the Plan is at least 70% of the percentage of the Highly Compensated Employees who benefit under the Plan. An Employee is benefiting for this purpose only if he/she actually receives an allocation of Employer Contributions or forfeitures or, if testing coverage of a 401(m) arrangement (i.e., a Plan that provides for Employer Matching Contributions and/or Employee After-Tax Contributions), the Employee would receive an allocation of Employer Matching Contributions by making the necessary contributions or the Employee is eligible to make Employee After-Tax Contributions. To determine the percentage of Nonhighly Compensated Employees or Highly Compensated Employees who are benefiting, the following Employees are excluded for purposes of applying the ratio percentage test: (i) Employees who have not satisfied the Plan's minimum age and service conditions under Section 1.4(a); (ii) Nonresident Alien Employees; (iii) Union Employees; and (iv) Employees who terminate employment during the Plan Year with less than 501 Hours of Service and do not benefit under the Plan.

Under the Fail-Safe Coverage Provision, certain otherwise Eligible Participants who are not benefiting for the Plan Year as a result of a last day of the Plan Year allocation condition or an Hours of Service allocation condition will participate under the Plan based on whether such Participants are Category 1 Employees or Category 2 Employees. However, if after applying the Fail-Safe Coverage Provision, the Plan does not satisfy the ratio percentage coverage test, the Fail-Safe Coverage Provision does not apply, and the Plan may use any other available method (including the average benefit test) to satisfy the minimum coverage requirements under Code ss.410(b).

         (a) Category 1 Employees - Otherwise Eligible Participants (who are Nonhighly Compensated Employees) who are still employed by the Employer on the last day of the Plan Year but who failed to satisfy the Plan's Hours of Service condition. The Plan will first eliminate the Hours of Service allocation condition for Category 1 Employees beginning with the Category 1 Employee(s) credited with the most Hours of Service for the Plan Year and continuing with the Category 1 Employee(s) with the next most Hours of Service until the ratio percentage test is satisfied. If two or more Category 1 Employees have the same number of Hours of Service, the allocation condition will be eliminated for those Category 1 Employees starting with the Category 1 Employee(s) with the lowest Included Compensation. If the Plan still fails to satisfy the ratio percentage test after all Category 1 Employees receive an allocation, the Plan proceeds to Category 2.

         (b) Category 2 Employees - Otherwise Eligible Participants (who are Nonhighly Compensated Employees) who terminated employment during the Plan Year with more than 500 Hours of Service. The Plan will next eliminate the last day of the Plan Year allocation condition for Category 2 Employees beginning with the Category 2 Employee(s) who terminated employment closest to the last day of the Plan Year and continuing with the Category 2 Employee(s) with a termination of employment date that is next closest to the last day of the Plan Year until the ratio percentage test is satisfied. If two or more Category 2 Employees terminate employment on the same day, the allocation condition will be eliminated for those Category 2 Employees starting with the Category 2 Employee(s) with the lowest Included Compensation.

                                    Article 3
            Employee After-Tax Contributions, Rollovers and Transfers


This Article provides the rules regarding Employee After-Tax Contributions, Rollover Contributions and transfers which may be made under this Plan. The Trustee has the authority under Article 12 to accept Rollover Contributions under this Plan and to enter into transfer agreements concerning the transfer of assets from another qualified retirement plan to this Plan.

3.1 Employee After-Tax Contributions. The Employer may elect under Part 4D of the Nonstandardized 401(k) Agreement to allow Eligible Participants to make Employee After-Tax Contributions under the Plan. Employee After-Tax Contributions may only be made under the Nonstandardized 401(k) Agreement. Any Employee After-Tax Contributions made under this Plan are subject to the ACP Test outlined in Section 17.3. (Nothing under this Section precludes the holding of Employee After-Tax Contributions under a profit sharing plan or money purchase plan which were made prior to the adoption of this Prototype Plan.)


The Employer may elect under Part 4D(a) of the Nonstandardized 401(k) Agreement to impose a limit on the maximum amount of Included Compensation an Eligible Participant may contribute as an Employee After-Tax Contribution. The Employer may also elect under Part 4D(b) of the Nonstandardized 401(k) Agreement to impose a minimum amount that an Eligible Participant may contribute to the Plan during any payroll period.

Employee After-Tax Contributions must be held in the Participant's Employee After-Tax Contribution Account, which is always 100% vested. A Participant may withdraw amounts from his/her Employee After-Tax Contribution Account at any time, in accordance with the distribution rules under Section 8.5(a), except as prohibited under Part 10 of the Agreement.

3.2 Rollover Contributions. An Employee may make a Rollover Contribution to this Plan from another qualified retirement plan under Code ss.401(a) or from a "conduit IRA," if the acceptance of rollovers is permitted under Part 12 of the Agreement or if the Plan Administrator adopts administrative procedures regarding the acceptance of Rollover Contributions. A "conduit IRA" is an IRA which holds only assets which have been rolled over to that IRA from a qualified retirement plan under Code ss.401(a). Any Rollover Contribution an Employee makes to this Plan will be held in the Employee's Rollover Contribution Account, which is always 100% vested. A Participant may withdraw amounts from his/her Rollover Contribution Account at any time, in accordance with the distribution rules under Section 8.5(a), except as prohibited under Part 10 of the Agreement.

If Rollover Contributions are permitted, an Employee may make a Rollover Contribution to the Plan even if the Employee is not an Eligible Participant with respect to any or all other contributions under the Plan, unless otherwise prohibited under separate administrative procedures adopted by the Plan Administrator. An Employee who makes a Rollover Contribution to this Plan prior to becoming an Eligible Participant shall be treated as a Participant only with respect to such Rollover Account, but shall not be treated as an Eligible Participant until he/she otherwise satisfies the eligibility conditions under the Plan.

The Plan Administrator may apply different conditions for accepting Rollover Contributions from qualified retirement plans and conduit IRAs. Any conditions on Rollover Contributions must be applied uniformly to all Employees under the Plan.

3.3 Transfer of Assets. The Trustee may accept a transfer of assets from another qualified retirement plan on behalf of any Employee, even if such Employee is not eligible to receive other contributions under the Plan. If a transfer of assets is made on behalf of an Employee prior to the Employee's becoming an Eligible Participant, the Employee shall be treated as a Participant for all purposes with respect to such transferred amount. Any assets transferred to this Plan from another plan must be accompanied by written instructions designating the name of each Employee for whose benefit such amounts are being transferred, the current value of such assets, and the sources from which such amounts are derived. The Trustee will deposit any transferred assets in the appropriate Participant's Transfer Account. The Transfer Account will contain any sub-Accounts necessary to separately track the sources of the transferred assets. Each sub-Account will be treated in the same manner as the corresponding Plan Account.

The Trustee also may accept a transfer of assets from another qualified plan of the Employer in order to comply with the qualified replacement plan requirements under Code ss.4980(d) (relating to the excise tax on reversions from a qualified plan) without affecting the status of this Plan as a Prototype Plan. A transfer made pursuant to Code ss.4980(d) will be allocated as Employer Contributions either in the Plan Year in which the transfer occurs, or over a period of Plan Years (not exceeding the maximum period permitted under Code ss.4980(d)), as provided in the applicable transfer agreement. To the extent a transfer described in this paragraph is not allocable in the Plan Year in which the transfer occurs, the portion which is not allocable will be credited to a suspense account until allocated in accordance with the transfer agreement.

         (a) Protection of Protected Benefits. Except in the case of a Qualified Transfer (as defined in Section (d) below), a transfer of assets is initiated at the Plan level and does not require Participant or spousal consent. If the Trustee accepts a transfer of assets to this Plan, the Participant on whose behalf the transfer is made retains all Protected Benefits that applied to such transferred assets under the transferor plan.

         (b) Transferee plan. Except in the case of a Qualified Transfer (as defined in Section (d)), if the Trustee accepts a transfer of assets from another plan which is subject to the Joint and Survivor Annuity requirements under Code ss.401(a)(11), the amounts so transferred continue to be subject to such requirements, as provided in Article 9. If this Plan is not otherwise subject to the Joint and Survivor Annuity requirements (as determined under Part 11(b) of the Agreement), the Joint and Survivor Annuity requirements apply only to the amounts under the Transfer Account which are attributable to the amounts which were subject to the Joint and Survivor Annuity requirements under the transferor plan.

         (c) Transfers from a Defined Benefit Plan, money purchase plan or 401(k) plan.

                  (1) Defined Benefit Plan. The Trustee may not accept a transfer of assets from a Defined Benefit Plan unless such transfer qualifies as a Qualified Transfer (as defined in Section (d)) or the assets transferred from the Defined Benefit Plan are in the form of paid-up annuity contracts which protect all the Participant's Protected Benefits under the Defined Benefit Plan.

                  (2) Money purchase plan. If this Plan is a profit sharing plan or a 401(k) plan and the Trustee accepts a transfer of assets from a money purchase plan (other than as a Qualified Transfer), the amounts transferred (and any gains attributable to such transferred amounts) continue to be subject to the distribution restrictions applicable to money purchase plan assets under the transferor plan. Such amounts may not be distributed for reasons other than death, disability, attainment of Normal Retirement Age, or termination of employment, regardless of any distribution provisions under this Plan that would otherwise permit a distribution prior to such events.

                  (3)      401(k)  plan.  If the  Trustee  accepts a transfer of
                           Section 401(k) Deferrals, QMACs, QNECs, or Safe Harbor Contributions from a 401(k) plan, such amounts retain their character under this Plan and such amounts (including any allocable gains or losses)
                           remain subject to the distribution restrictions applicable to such amounts under the Code.

         (d) Qualified Transfer. A Qualified Transfer is a plan-to-plan transfer of a Participant's benefits between plans maintained by the Employer which satisfies the following requirements:

                  (1) The Participant on whose behalf benefits are being transferred must make a voluntary, fully informed election to transfer his/her benefits to this Plan.

                  (2) The Participant must be provided an opportunity to retain the Protected Benefits under the transferor plan. This requirement is satisfied if the Participant is given the option to receive an annuity that protects all Protected Benefits under the transferor plan or the option of leaving his/her benefits in the transferor plan.

                  (3) The Participant's spouse must consent to the Qualified Transfer if the plan is subject to the Joint and Survivor Annuity requirements under Article
                           9. The spouse's consent must satisfy the requirements for a Qualified Election under Section 9.4(d).

                  (4) The Participant must have the right to receive an immediate distribution of his/her benefits under the transferor plan at the time of the Qualified Transfer.

                  (5) The amount transferred must not be less than the value of the Participant's vested benefit under the transferor plan.

                  (6) The Participant must be fully vested in the transferred benefit.

                  If the Trustee accepts a transfer of assets on behalf of a Participant which qualifies as a Qualified Transfer, the Trustee will treat such amounts as a Rollover Contribution and will deposit such amounts in the Participant's Rollover
                  Account. The Plan does not have to protect any Protected Benefits derived from the transferor plan if the transfer qualifies as a Qualified Transfer. A Qualified Transfer may include benefits derived from Employee After-Tax Contributions.

                                    Article 4
                               Participant Vesting


This Article contains the rules for determining the vested (nonforfeitable) amount of a Participant's Account Balance under the Plan. Part 6 of the Agreement contains specific elections for applying these vesting rules. Part 7 of the Agreement contains special service crediting elections to override the default provisions under this Article.

4.1 In General. A Participant's vested interest in his/her Employer Contribution Account and Employer Matching Contribution Account is determined based on the vesting schedule elected in Part 6 of the Agreement. A Participant is always fully vested in his/her Section 401(k) Deferral Account, Employee After-Tax Contribution Account, QNEC Account, QMAC Account, Safe Harbor Nonelective
Contribution Account, Safe Harbor Matching Contribution Account, and Rollover Account.

         (a) Attainment of Normal Retirement Age. Regardless of the Plan's vesting schedule, a Participant's right to his/her Account Balance is fully vested upon the date he/she attains Normal Retirement Age, provided the Participant is an Employee on or after such date.

         (b) Vesting upon death, becoming Disabled, or attainment of Early Retirement Age. If elected by the Employer in Part 6(d) of the Agreement, a Participant will become fully vested in his/her Account Balance if the Participant dies, becomes Disabled, or attains Early Retirement Age while employed by the Employer.

4.2 Vesting Schedules. The Plan's vesting schedule will determine an Employee's vested percentage in his/her Employer Contribution Account and/or Employer Matching Contribution Account. The vested portion of a Participant's Employer Contribution Account and/or Employer Matching Contribution Account is determined by multiplying the Participant's vesting percentage determined under the applicable vesting schedule by the total amount under the applicable Account.

The Employer must elect a normal vesting schedule and a Top-Heavy Plan vesting schedule under Part 6 of the Agreement. The Top-Heavy Plan vesting schedule will apply for any Plan Year in which the plan is a Top-Heavy Plan. If this Plan is a 401(k) plan, the Employer must elect a normal and Top-Heavy Plan vesting schedule for both Employer Nonelective Contributions and Employer Matching Contributions, but only to the extent such contributions are authorized under
Part 4B and/or Part 4C of the 401(k) Agreement.

The Employer may choose any of the following vesting schedules as the normal vesting schedule under Part 6 of the Agreement. For the Top-Heavy Plan vesting, the Employer may only choose the full and immediate, 6-year graded, 3-year cliff, or modified vesting schedule, as described below.

         (a) Full and immediate vesting schedule. Under the full and immediate vesting schedule, the Participant is always 100% vested in his/her Account Balance.

         (b) 7-year graded vesting schedule. Under the 7-year graded vesting schedule, an Employee vests in his/her Employer Contribution Account and/or Employer Matching Contribution Account in the following manner:

                  After 3 Years of Service - 20% vesting
                  After 4 Years of Service - 40% vesting
                  After 5 Years of Service - 60% vesting
                  After 6 Years of Service - 80% vesting
                  After 7 Years of Service - 100% vesting

         (c) 6-year graded vesting schedule. Under the 6-year graded vesting schedule, an Employee vests in his/her Employer Contribution Account and/or Employer Matching Contribution Account in the following manner:

                  After 2 Years of Service - 20% vesting
                  After 3 Years of Service - 40% vesting
                  After 4 Years of Service - 60% vesting
                  After 5 Years of Service - 80% vesting
                  After 6 Years of Service - 100% vesting

         (d) 5-year cliff vesting schedule. Under the 5-year cliff vesting schedule, an Employee is 100% vested after 5 Years of Service. Prior to the fifth Year of Service, the vesting percentage is zero.

         (e) 3-year cliff vesting schedule. Under the 3-year cliff vesting schedule, an Employee is 100% vested after 3 Years of Service. Prior to the third Year of Service, the vesting percentage is zero.

         (f) Modified vesting schedule. For the normal vesting schedule, the Employer may elect a modified vesting schedule under which the vesting percentage for each Year of Service is not less than the percentage that would be required for each Year of Service under the 7-year graded vesting schedule, unless 100% vesting occurs after no more than 5 Years of Service. For the Top-Heavy Plan vesting schedule, the Employer may elect a modified vesting schedule under which the vesting percentage for each Year of Service is not less than the percentage that would be required for each Year of Service under the 6-year graded vesting schedule, unless 100% vesting occurs after no more than 3 Years of Service.

4.3 Shift to/from Top-Heavy Vesting Schedule. For a Plan Year in which the Plan is a Top-Heavy Plan, the Plan automatically shifts to the Top-Heavy Plan vesting schedule. Once a Plan uses a Top-Heavy Plan vesting schedule, that schedule will continue to apply for all subsequent Plan Years, unless the Employer elects under Part 6(b)(5) of the Agreement to switch back to the normal vesting schedule for Plan Years after the Plan ceases to be a Top-Heavy Plan. The rules under Section 4.7 will apply when a Plan shifts to or from a Top-Heavy Plan vesting schedule.

4.4 Vesting Computation Period. For purposes of computing a Participant's vested interest in his/her Employer Contribution Account and/or Employer Matching Contribution Account, an Employee's Vesting Computation Period is the 12-month period measured on a Plan Year basis, unless the Employer elects under Part 7(d) of the Agreement to measure Vesting Computation Periods using Anniversary Years.

         (a) Anniversary Years. If the Employer elects to measure Vesting Computation Periods using Anniversary Years, the Vesting Computation Period is the 12-month period commencing on the Employee's Employment Commencement Date (or Reemployment Commencement Date) and each subsequent 12-month period commencing on the anniversary of such date.

         (b) Measurement on same Vesting Computation Period. The Plan will measure Years of Service and Breaks in Service (if applicable) for purposes of vesting on the same Vesting Computation Period.

4.5 Crediting Years of Service for Vesting Purposes. Unless the Employer elects otherwise under Part 7(c)(1) of the Agreement, an Employee will earn one Year of Service for purposes of applying the vesting rules if the Employee completes 1,000 Hours of Service with the Employer during a Vesting Computation Period. An Employee will receive credit for a Year of Service as of the end of the Vesting Computation Period, if the Employee completes the required Hours of Service during such period, even if the Employee is not employed for the entire period.

         (a) Calculating Hours of Service. In calculating an Employee's Hours of Service for purposes of applying the vesting rules under this Article, the Employer will use the Actual Hours Crediting Method, unless the Employer elects otherwise under
                  Part 7(c) of the Agreement. (See Article 6 of this Plan for a description of the alternative service crediting methods.)

         (b) Excluded service. Unless the Employer elects to exclude certain service with the Employer under Part 6(c) of the Agreement, all service with the Employer is counted for vesting purposes.

                  (1)      Service before the Effective Date of the Plan.  Under
                           Part 6(c)(1) of the Agreement, the Employer may elect to exclude service during any period for which the Employer did not maintain the Plan or a Predecessor Plan. For this purpose, a Predecessor Plan is a plan that is terminated within the 5-year period immediately preceding or following the establishment of this Plan. A Participant's service under a Predecessor Plan must be counted for purposes of determining the Participant's vested percentage under this Plan.

                  (2) Service before a certain age. Under Part 6(c)(2) of the Agreement, the Employer may elect to exclude service before an Employee attains a certain age. For this purpose, the Employer may not designate an age greater than 18. An Employee will be credited with a Year of Service for the Vesting Computation Period during which the Employee attains the requisite age, provided the Employee satisfies all other conditions required for a Year of Service.

                  (3) Other service exclusions. The Employer may elect under Part 6(e) of the Nonstandardized Plan Agreement to exclude other service as allowed under the Code.

4.6 Vesting Break in Service Rules. Except as provided under Section 4.5(b), in determining a Participant's vested percentage, a Participant is credited with all Years of Service earned with the Employer, subject to the following Break in Service rules. In applying these Break in Service rules, Years of Service and Breaks in Service (as defined in Section 22.25) are measured on the same Vesting Computation Period as defined in Section 4.4 above.

         (a) One-year holdout Break in Service. The one-year holdout Break in Service rule will not apply unless the Employer specifically elects in Part 7(e)(2) of the Nonstandardized Plan Agreement to have it apply. If the one-year holdout Break in Service rule is elected, an Employee who has a one-year Break in Service will not be credited for vesting purposes with any Years of Service earned before such one-year Break in Service until the Employee has completed a Year of Service after the one-year Break in Service.

         (b) Five-Year Forfeiture Break in Service. In the case of a Participant who has five (5) consecutive one-year Breaks in Service, all Years of Service after such Breaks in Service will be disregarded for the purpose of vesting in the portion of the Participant's Employer Contribution Account and/or Employer Matching Contribution Account that accrued before such Breaks in Service, but both pre-break and post-break service will count for the purposes of vesting in the portion of such Accounts that accrues after such breaks. The Participant will forfeit the nonvested portion of his/her Employer Contribution Account and/or Employer Matching Contribution Account accrued prior to incurring five consecutive Breaks in Service, in accordance with Section 5.3(b).

                  In the case of a Participant who does not have five consecutive one-year Breaks in Service, all Years of Service will count in vesting both the pre-break and post-break Account Balance derived from Employer Contributions.

          (c) Rule of Parity Break in Service. This Break in Service rule applies only to Participants who are totally nonvested (i.e., 0% vested) in their Employer Contribution Account and Employer Matching Contribution Account. If an Employee is vested in any portion of his/her Employer Contribution Account or Employer Matching Contribution Account, the
                  Rule of Parity does not apply. Under this Break in Service rule, if a nonvested Participant incurs a period of consecutive one-year Breaks in Service which equals or exceeds the greater of five (5) or the Participant's aggregate number of Years of Service with the Employer, all service earned prior to the consecutive Break in Service period will be disregarded and the Participant will be treated as a new Employee for purposes of determining vesting under the Plan.

                  (1) Previous application of the Rule of Parity Break in Service rule. In determining a Participant's aggregate Years of Service for purposes of applying the Rule of Parity Break in Service rule, any Years of Service otherwise disregarded under a previous application of this rule are not counted.

                  (2) Application to the 401(k) Agreement. The Rule of Parity Break in Service rule applies only to determine the individual's vesting rights with respect to his/her Employer Contribution Account and Employer Matching Contribution Account. In determining whether a Participant is totally nonvested for purposes of applying the Rule of Parity Break in Service rule, the Participant's Section 401(k) Deferral Account, Employee After-Tax Contribution Account, QMAC Account, QNEC Account, Safe Harbor Nonelective Contribution Account, Safe Harbor Matching Contribution Account, and Rollover Account are disregarded.

4.7 Amendment of Vesting Schedule. If the Plan's vesting schedule is amended (or is deemed amended by an automatic change to or from a Top-Heavy Plan vesting schedule), each Participant with at least three (3) Years of Service with the Employer, as of the end of the election period described in the following paragraph, may elect to have his/her vested interest computed under the Plan without regard to such amendment or change. For this purpose, a Plan amendment which in any way directly or indirectly affects the computation of the Participant's vested interest is considered an amendment to the vesting schedule. However, the new vesting schedule will apply automatically to an Employee, and no election will be provided, if the new vesting schedule is at least as favorable to such Employee, in all circumstances, as the prior vesting schedule.

The period during which the election may be made shall commence with the date the amendment is adopted or is deemed to be made and shall end on the latest of:

         (a)      60 days after the amendment is adopted;

         (b)      60 days after the amendment becomes effective; or

         (c) 60 days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or effective, the vested percentage of such Employee's Account Balance derived from Employer Contributions (determined as of such date) will not be less than the percentage computed under the Plan without regard to such amendment.

4.8 Special Vesting Rule - In-Service Distribution When Account Balance Less than 100% Vested. If amounts are distributed from a Participant's Employer Contribution Account or Employer Matching Contribution Account at a time when the Participant's vested percentage in such amounts is less than 100% and the Participant may increase the vested percentage in the Account Balance:

         (a) A separate Account will be established for the Participant's interest in the Plan as of the time of the distribution, and

         (b) At any relevant time the Participant's vested portion of the separate Account will be equal to an amount ("X") determined by the formula:

                  X = P (AB + D) - D

                  Where:

                           P is the vested percentage at the relevant time;

                           AB is the Account Balance at the relevant time; and

                           D is the amount of the distribution.

                                    Article 5
                                   Forfeitures

This Article contains the rules relating to the timing and disposition of forfeitures of the nonvested portion of a Participant's Account Balance. Part 8 of the Agreement provides elections on the allocation of forfeitures. The rules for determining the vested portion of a Participant's Account Balance are contained in Article 4 of this BPD.

5.1 In General. The Plan Administrator has the responsibility to determine the amount of a Participant's forfeiture based on the application of the vesting provisions of Article 4. Until an amount is forfeited pursuant to this Article, nonvested amounts will be held in the Account of the Participant and will share in gains and losses of the Trust (as determined under Article 13).

5.2 Timing of forfeiture. The forfeiture of all or a portion of a Participant's nonvested Account Balance occurs upon any of the events listed below:

         (a) Cash-Out Distribution. The date the Participant receives a total Cash-Out Distribution as defined in Section 5.3(a).

         (b) Five-Year Forfeiture Break in Service. The last day of the Vesting Computation Period in which the Participant incurs a Five-Year Forfeiture Break in Service as defined in Section 5.3(b).

         (c) Lost Participant or Beneficiary. The date the Plan Administrator determines that a Participant or Beneficiary cannot be located to receive a distribution from the Plan. See
                  Section 5.3(c).

         (d) Forfeiture of Employer Matching Contributions. With respect to Employer Matching Contributions under a 401(k) plan, the date a distribution is made as described in Section 5.3(d).

5.3      Forfeiture Events.

         (a) Cash-Out Distribution. If a Participant receives a total distribution upon termination of his/her participation in the Plan (a "Cash-Out Distribution"), the nonvested portion (if any) of the Participant's Account Balance is forfeited in accordance with the provisions of this Section. If a
                  Participant has all (or any portion) of his/her nonvested Account Balance forfeited as a result of a Cash-Out Distribution, such Participant must be given the right to "buy-back" the forfeited benefit, as provided in Section (2) below. (See Article 8 for the rules regarding the availability and timing of Plan distributions and the consent requirements applicable to such distributions.)

                  (1) Amount of forfeiture. The rules under this Section apply only if the Participant is less than 100% vested in his/her Employer Contribution Account and/or Employer Matching Contribution Account. If the Participant is 100% vested in his/her entire Account Balance, no forfeiture of benefits will occur under this Section.

                           (i) Total Cash-Out Distribution. If a Participant receives a Cash-Out Distribution of his/her entire vested Account Balance, the Participant will immediately forfeit the entire nonvested portion of his/her Account Balance, as of the date of the distribution (as determined under (A) or (B) below, whichever applies). The forfeited amounts will be used in the manner designated under
                                    Part 8 of the Agreement.

                                    (A)     No  further   allocations.   If  the
                                            terminated    Participant   is   not
                                            entitled to any further  allocations
                                            under   the   Plan,   the   Cash-Out
                                            Distribution  occurs  on the day the
                                            Participant  receives a distribution
                                            of all amounts from his/her Employer
                                            Contribution  Account  and  Employer
                                            Matching  Contribution  Account  (as
                                            applicable).    The    Participant's
                                            nonvested   benefit  is  immediately
                                            forfeited    on   such   date,    in
                                            accordance with the provisions under
                                            Section 5.5.

                                    (B)     Additional allocations. If the
                                            terminated Participant is entitled
                                            to an additional allocation of
                                            Employer Contributions or Employer
                                            Matching Contributions, a Cash-Out
                                            Distribution is deemed to occur
                                            when the Participant receives a
                                            distribution of all amounts from
                                            his/her Employer Contribution
                                            Account and Employer Matching
                                            Contribution Account(as
                                            applicable), including any amounts
                                            which are still to be allocated
                                            under the Plan. Thus, a Participant
                                            who is entitled to an additional
                                            allocation of Employer
                                            Contributions or Employer Matching
                                            Contributions will not have a total
                                            Cash-Out Distribution until such
                                            additional amounts are distributed,
                                            regardless of whether the
                                            Participant takes a complete
                                            distribution of his/her vested
                                            Account Balance before receiving
                                            the additional allocation.

                         (ii) Deemed Cash-Out Distribution. If a Participant terminates employment with the Employer with a vested Account Balance of zero, the Participant is treated as receiving a "deemed" Cash-Out Distribution from the Plan. In determining whether a Participant has an Account Balance of zero, only the Employer Contribution Account and Employer Matching Contribution Account are taken into account. If the Participant is totally nonvested in his/her Employer Contribution Account and Employer
                                     Matching  Contribution  Account
                                     (as applicable), the Participant will
                                     receive a deemed Cash-Out  Distribution
                                     from such Accounts upon  termination of
                                     employment, even though the Participant is fully vested in other Accounts under the Plan.

                                     Upon a deemed Cash-Out,  the nonvested
                                     portion of the Participant's Account
                                     Balance will be forfeited in accordance
                                     with (A) or (B) below.

                                    (A)     No  further   allocations.   If  the
                                            Participant  is not  entitled to any
                                            further  allocations  under the Plan
                                            for  the  Plan  Year  in  which  the
                                            Participant's employment terminates,
                                            the deemed Cash-Out  Distribution is
                                            deemed  to  occur  on  the  day  the
                                            employment      terminates.      The
                                            Participant's  nonvested  benefit is
                                            immediately  forfeited on such date,
                                            in  accordance  with the  provisions
                                            under Section 5.5.

                                    (B)     Additional   allocations.   If   the
                                            Participant     is    entitled    to
                                            additional   allocations  under  the
                                            Plan for the Plan  Year in which the
                                            Participant's employment terminates,
                                            the deemed Cash-Out  Distribution is
                                            deemed  to  occur on the last day of
                                            the   Plan   Year   in   which   the
                                            termination occurs

                           (iii) Other distributions. If the Participant receives a distribution of less than the entire vested portion of his/her Employer Contribution Account or Employer Matching Contribution Account (including any additional amounts to be allocated after the Participant's employment terminates), the total Cash-Out Distribution rule under
                                    (i) above does not apply until the
                                    Participant receives a distribution of the remainder of the vested portion of such Account. Until the Participant receives a distribution of the remainder of the vested portion of his/her Employer Contribution Account or Employer Matching Contribution Account, the special vesting rule described in Section 4.8 applies to determine the vested percentage of the remaining balance in such Account. The nonvested portion of such Account will not be forfeited until the earlier of: (A) the occurrence of a Five-Year Forfeiture Break in Service described in Section 5.3(b) or
                                    (B) the date the Participant receives a
                                    total Cash-Out Distribution of the
                                    remaining vested portion of such Account.

                  (2) Buy-back/restoration. If a Participant receives (or is deemed to receive) a Cash-Out Distribution that results in a forfeiture under this Section, and the Participant subsequently resumes employment covered under this Plan, the Participant may "buy-back" the forfeited portion of his/her Account(s) by repaying to the Plan the full amount of the Cash-Out Distribution from such Account(s).

                           (i)      Buy-back  opportunity.   A  Participant  may
                                    buy-back the portion of his/her benefit which is forfeited as a result of a Cash-Out Distribution by repaying the amount of such Cash-Out Distribution to the Plan before the earlier of:

                                   (A) five (5) years after the first date on which the Participant is subsequently re-employed by the Employer, or

                                    (B)     the date a Five-Year Forfeiture
                                            Break in Service occurs (as defined
                                            in Section 5.3(b)).

                                    If a Participant  receives a deemed Cash-Out
                                    Distribution  pursuant  to  Section  (1)(ii)
                                    above,    and   the   Participant    resumes
                                    employment  covered  under this Plan  before
                                    the date the Participant  incurs a Five-Year
                                    Forfeiture Break in Service, the Participant
                                    is  deemed  to  have  repaid  the   Cash-Out
                                    Distribution    immediately   upon   his/her
                                    reemployment.

                                    To receive a  restoration  of the  forfeited
                                    portion  of  his/her  Employer  Contribution
                                    Account     and/or     Employer     Matching
                                    Contribution  Account,  a  Participant  must
                                    repay the entire Cash-Out Distribution which
                                    was  made  from the  Participant's  Employer
                                    Contribution  Account and Employer  Matching
                                    Contribution  Account,  unadjusted  for  any
                                    interest  that  might  have  accrued on such
                                    amounts  after the  distribution  date.  For
                                    this purpose,  the Cash-Out  Distribution is
                                    the total value of the Participant's  vested
                                    Employer  Contribution  Account and Employer
                                    Matching   Contribution   Account  which  is
                                    distributed   at  any  time   following  the
                                    Participant's  termination of employment. If
                                    a Participant  also received a  distribution
                                    from other Accounts,  the  Participant  need
                                    not repay such amounts to have the forfeited
                                    portion  of  his/her  Employer  Contribution
                                    Account     and/or     Employer     Matching
                                    Contribution Account restored.

                           (ii) Restoration of forfeited benefit. Upon a Participant's proper repayment of a Cash-Out Distribution in accordance with Section (i) above, the forfeited portion of the Participant's Employer Contribution Account and Employer Matching Contribution Account (as applicable) will be restored, unadjusted for any gains or losses on such amount.

                                    The forfeited  portion of the  Participant's
                                    Account(s) will be restored in the Plan Year
                                    in which the Participant repays the Cash-Out
                                    Distribution  in accordance with Section (i)
                                    above.  Although the Plan  Administrator may
                                    permit  a  Participant  to  make  a  partial
                                    repayment  of a  Cash-Out  Distribution,  no
                                    portion  of  the   Participant's   forfeited
                                    benefit   will   be   restored   until   the
                                    Participant   repays  the  entire   Cash-Out
                                    Distribution  in accordance with Section (i)
                                    above.  If a  Participant  received a deemed
                                    Cash-Out  Distribution,   the  Participant's
                                    forfeited benefit will be restored in the Plan Year in which the Participant returns to employment with the Employer.

                                    If  a  Participant's  forfeited  benefit  is
                                    required to be restored  under this Section,
                                    the  restoration  of such benefit will occur
                                    from the following sources. If the following
                                    sources  are not  sufficient  to  completely
                                    restore  the  Participant's   benefit,   the
                                    Employer    must    make    an    additional
                                    contribution to the Plan.

                                    (A)     Any forfeitures  which have not been
                                            allocated to Participants'  Accounts
                                            for  the  Plan  Year  in  which  the
                                            Participant   repays  the   Cash-Out
                                            Distribution   in  accordance   with
                                            Section (i) above.

                                    (B)     If Participants are not permitted to
                                            self-direct  investments  under  the
                                            Plan,  any Trust earnings which have
                                            not been allocated to  Participants'
                                            Accounts  for the Plan Year in which
                                            the Participant  repays the Cash-Out
                                            Distribution   in  accordance   with
                                            Section (i) above.

                                    (C)     If    the    Employer     makes    a
                                            discretionary  contribution  to  the
                                            Plan,  it may  designate  all or any
                                            part    of    such     discretionary
                                            contribution    as   a   restoration
                                            contribution under this Section.

         (b) Five-Year Forfeiture Break in Service. In the case of a Participant who has five (5) consecutive one-year Breaks in Service, the nonvested portion of the Participant's Account Balance will be forfeited as of the end of the Vesting Computation Period in which the Participant incurs his/her fifth consecutive Break in Service. See Section 4.6(b) for more information on the Five-Year Forfeiture Break in Service.

         (c)      Lost Participant or Beneficiary.

                  (1) Inability to locate Participant or Beneficiary. If the Plan Administrator, after a reasonable effort and time, is unable to locate a Participant or a Beneficiary in order to make a distribution otherwise required by the Plan, the distributable amount is forfeited, as permitted under applicable laws and regulations. In determining what is a reasonable effort and time,  the Plan  Administrator  may follow
                           any applicable guidance provided under statute, regulation, or other IRS guidance of general applicability.

                  (2) Restoration of forfeited amounts. If, after the distributable amount is forfeited, the Participant or Beneficiary is located, the Plan will restore the forfeited amount (unadjusted for gains or losses) to such Participant or Beneficiary within a reasonable time. The method of restoring a forfeited benefit under Section 5.3(a)(2)(ii) applies to any restoration required under this Section.

         (d) Forfeiture of Employer Matching Contributions. This Section(d) only applies if the Plan is a 401(k) Plan.

                  (1) Correction of ACP Test. If a Participant receives a corrective distribution of Excess Aggregate Contributions to correct the ACP Test, the portion of such corrective distribution which relates to nonvested Employer Matching Contributions, including any allocable income or loss, will be forfeited (as permitted under Section 17.3(d)(1)) in the Plan Year in which the corrective distribution is made from the Plan.

                  (2) Excess Deferrals, Excess Contributions, and Excess Aggregate Contributions. If a Participant receives a distribution of Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions, the Employer will forfeit the portion of his/her Employer Matching Contribution Account (whether vested or not) which is attributable to such distributed amounts (except to the extent such amount has been distributed as Excess Contributions or Excess Aggregate Contributions, pursuant to Article 17). A forfeiture of Employer Matching Contributions under this Section (2) occurs in the Plan Year in which the Participant receives the distribution of Excess Deferrals, Excess Contributions, and/or Excess Aggregate Contributions.

5.4 Timing of Forfeiture Allocation. Pursuant to the elections under Part 8(a) of the Agreement, forfeitures are allocated in either the same Plan Year in which the forfeitures occur or in the Plan Year following the Plan Year in which the forfeitures occur.

5.5 Method of Allocating Forfeitures. Forfeitures will be allocated in accordance with the method chosen by the Employer under Part 8 of the Agreement. In no event, however, will a Participant receive an allocation of forfeitures arising from his/her own Account.

         (a) Reallocation of Forfeitures. If the Employer elects to reallocate forfeitures as additional contributions, the forfeitures will be added to other contributions made by the Employer (as designated under Part 8 of the Agreement) for the Plan Year designated under Part 8(a) of the Agreement, and such amounts will be allocated to Eligible Participants under the allocation method chosen under Part 4 of the Agreement with respect to such contributions.

         (b) Reduction of contributions. If the Employer elects under Part 8 of the Agreement to use forfeitures to reduce contributions, the Employer may adjust its contribution deposits in any manner, provided the total Employer Contributions made for the Plan Year properly take into account the forfeitures that are to be used to reduce such contributions for that Plan Year. If the contributions are allocated over multiple allocation periods, the Employer may reduce its contribution for any allocation periods within the Plan Year in which the forfeitures are to be allocated so that the total amount allocated for the Plan Year is proper.

         (c) Payment of Plan expenses. If the Employer elects under Part 8(c) of the Agreement, forfeitures will first be used to pay Plan expenses for the Plan Year in which the forfeitures would otherwise be allocated. This Section applies only if the Plan otherwise would pay such expenses as authorized under Section
                  11.4. If any forfeitures remain after the payment of Plan expenses under this Section, the remaining forfeitures will be allocated as selected under Part 8 of the Agreement.

                                    Article 6
                      Special Service Crediting Provisions

This Article contains special service crediting rules that apply for purposes of determining an Employee's eligibility to participate and the vested percentage in his/her Account Balance under the Plan. This Article 6 and Part 7 of the Agreement permit the Employer to override the general service crediting rules under Articles 1 and 4 with respect to eligibility and vesting to apply special service crediting rules, such as the Equivalency Method and the Elapsed Time Method for crediting service. Section 6.7 of this Article and Part 13(e) of the Agreement contain special rules for crediting service with Predecessor Employers.

6.1 Year of Service - Eligibility. Section 1.4(b) defines a Year of Service for eligibility purposes. Generally, an Employee earns a Year of Service for eligibility purposes upon the completion of 1,000 Hours of Service during an Eligibility Computation Period. For this purpose, Hours of Service are calculated using the Actual Hours Crediting Method. Part 7(a) of the Agreement permits the Employer to modify these default provisions for determining a Year of Service for eligibility purposes.

         (a)      Selection  of Hours of Service.  The  Employer may elect under
                  Part 7(a)(1) of the Agreement to modify the requirement that an Employee complete 1,000 Hours of Service during an Eligibility Computation Period to earn a Year of Service. Under Part 7(a)(1), the Employer may designate a specific number of Hours of Service (which cannot exceed 1,000) which must be completed during the Eligibility Computation Period for an Employee to earn a Year of Service. Unless the Employer elects to use the Equivalency Method under Part 7(a)(2) of the Agreement, Hours of Service are determined using the Actual Hours Crediting Method.

         (b) Use of Equivalency Method. The Employer may elect under Part 7(a)(2) of the Agreement to use the Equivalency Method (as defined in Section 6.5(a)) instead of the Actual Hours Crediting Method in determining whether an Employee has completed the required Hours of Service to earn a Year of Service.

         (c) Use of Elapsed Time Method. The Employer may elect under Part 7(a)(3) of the Agreement to use the Elapsed Time Method (as defined in Section 6.5(b)) instead of counting Hours of Service in applying the eligibility conditions under Article 1.

6.2 Eligibility Computation Period. Section 1.4(c) defines the Eligibility Computation Period used for purposes of determining whether an Employee has earned a Year of Service for eligibility purposes. Generally, if one Year of Service is required for eligibility, the Eligibility Computation Period is determined using the Shift-to-Plan-Year Method (as defined in Section 1.4(c)(1)). Part 7(b) of the Agreement permits the Employer to use the Anniversary Year Method (as defined in Section 1.4(c)(2)) for determining
Eligibility Computation Periods under the Plan. If the Employer selects two Years of Service eligibility condition (under Part 1(a) of the Agreement), the Anniversary Year Method applies, unless the Employer elects to use the Shift-to-Plan-Year Method. In the case of a 401(k) plan in which a two Years of Service eligibility condition is used for either Employer Matching Contributions or Employer Nonelective Contributions, the method used to determine Eligibility Computation Periods for the two Years of Service condition will also apply to any one Year of Service eligibility condition used with respect to any other contributions.

6.3 Year of Service - Vesting. Section 4.5 defines a Year of Service for vesting purposes. Generally, an Employee earns a Year of Service for vesting purposes upon the completion of 1,000 Hours of Service during a Vesting Computation Period. For this purpose, Hours of Service are calculated using the Actual Hours Crediting Method. Part 7(c) of the Agreement permits the Employer to modify these default provisions for determining a Year of Service for vesting purposes.

         (a)      Selection  of Hours of Service.  The  Employer may elect under
                  Part 7(c)(1) of the Agreement to modify the requirement that an Employee complete 1,000 Hours of Service during a Vesting Computation Period to earn a Year of Service. Under Part 7(c)(1), the Employer may designate a specific number of Hours of Service (which cannot exceed 1,000) which must be completed during the Vesting Computation Period for an Employee to earn a Year of Service. Unless the Employer elects to use the Equivalency Method under Part 7(c)(2) of the Agreement, Hours of Service are determined using the Actual Hours Crediting Method.

         (b) Equivalency Method. The Employer may elect under Part 7(c)(2) of the Agreement to use the Equivalency Method (as defined in Section 6.5(a)) instead of the Actual Hours Crediting Method in determining whether an Employee has completed the required Hours of Service to earn a Year of Service.

         (c) Elapsed Time Method. The Employer may elect under Part 7(c)(3) of the Agreement to use the Elapsed Time Method (as defined in Section 6.5(b)) instead of counting Hours of Service in applying the vesting provisions under Article 4.

6.4 Vesting Computation Period. Section 4.4 defines the Vesting Computation Period used for purposes of determining whether an Employee has earned a Year of Service for vesting purposes. Generally, the Vesting Computation Period is the Plan Year. Part 7(d) of the Agreement permits the Employer to elect to use Anniversary Years (see Section 4.4(a)) or, under the Nonstandardized Agreement, any other 12-consecutive month period as the Vesting Computation Period.

6.5      Definitions.

(a) Equivalency Method. Under the Equivalency Method, an Employee is credited with 190 Hours of Service for each calendar month during the Eligibility Computation Period or Vesting Computation Period, as applicable, for which the Employee completes at least one Hour of Service. Instead of applying the Equivalency Method on the basis of months worked, the Employer may
     elect  to  apply   different   equivalencies  under  Part  7(f)  of  the
     Nonstandardized Plan Agreement. The Employer may credit Employees with 10 Hours of Service for each day worked, 45 Hours of Service for each week worked, or 95 Hours of Service for each semi-monthly payroll period worked during the Eligibility Computation Period or Vesting Computation Period, as applicable. For this purpose, an Employee will receive credit for the appropriate Hours of Service if the Employer completes at least one Hour of Service during the applicable period.
         (b) Elapsed Time Method. Under the Elapsed Time Method, an Employee receives credit for the aggregate of all periods of service commencing with the Employee's Employment Commencement Date (or Reemployment Commencement Date) and ending on the date the Employee begins a Period of Severance (as defined in Section (2) below) which lasts at least 12 consecutive months. In calculating an Employee's aggregate period of service, an Employee receives credit for any Period of Severance that lasts less than 12 consecutive months. If an Employee's aggregate period of service includes fractional years, such fractional years are expressed as days.

                  (1) Year of Service. For purposes of determining whether an Employee has earned a Year of Service under the Elapsed Time Method, an Employee is credited with a Year of Service for each 12-month period of service the Employee completes under the above paragraph, whether or not such period of service is consecutive.

                  (2) Period of Severance. For purposes of applying the Elapsed Time Method, a Period of Severance is any continuous period of time during which the Employee is not employed by the Employer. A Period of Severance begins on the date the Employee retires, quits or is discharged, or if earlier, the 12-month anniversary of the date on which the Employee is first absent from service for a reason other than retirement, quit or discharge.

                           In the case of an Employee who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Period of Severance. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (4) for purposes of caring for a child of the Employee for a period beginning immediately following the birth or placement of such child.

                  (3) Break in Service rules. The Break in Service rules described in Sections 1.6 and 4.6 also apply under the Elapsed Time Method. For purposes of applying the Break in Service rules under the Elapsed Time Method, a Break in Service is any Period of Severance of at least 12 consecutive months.

6.6 Switching Crediting Methods. The following rules apply if the service crediting method is changed in a manner described below.

         (a) Shift from crediting Hours of Service to Elapsed Time. If the service crediting method under the Plan is changed from a method that uses Hours of Service to a method using Elapsed Time, each Employee's period of service under the Elapsed Time Method is the sum of (1) and (2) below.

                  (1) The number of Years of Service credited under the Hours of Service method for the period ending before the computation period during which the change to the Elapsed Time Method occurs.

                  (2) For the computation period in which the change occurs, the greater of: (i) the period of service that would be credited under the Elapsed Time Method for the Employee's service from the first day of that computation period through the date of the change, or
                           (ii) the service that would be taken into account under the Hours of Service method for that computation period through the date of the change. If
                           (i) applies, then subsequent periods of service are credited under the Elapsed Time Method beginning with the date of the change. If (ii) applies, then subsequent periods of service are credited under the Elapsed Time Method beginning with the first day of the computation period that follows the computation period in which the change occurs. If the change occurs as of the first day of a computation period, treat (i) as applicable for purposes of applying the rule in this paragraph.

         (b) Shift from Elapsed Time Method to an Hours of Service method. If the service crediting method changes from the Elapsed Time Method to an Hours of Service method, the Employee's service as of the date of the change under the Hours of Service, the Employee's Years of Service under the Hours of Service method is the sum of (1) and (2) below.

                  (1) The number of Years of Service credited under the Elapsed Time Method as of the date of the change.

                  (2) For the computation period in which the change to the Hours of Service method occurs, the portion of that computation period in which the Elapsed Time Method was in effect is converted into an equivalent number of Hours of Service, using the Equivalency Method described in Section 6.5(a). For the remainder of the computation period, actual Hours of Service are counted, unless the Equivalency Method has been elected in Part 7 of the Agreement. The Hours of Service deemed credited for the portion of the computation period in which the Elapsed Time Method was in effect are added to the actual Hours of Service credited for the remaining portion of the computation period to determine if the Employee has a Year of Service for that computation period. If the change to the Hours of Service method occurs as of the first day of a computation period, then credit for a Year of Service for the first computation period that the change is in effect is based solely on the Hours of Service method.

6.7 Service with Predecessor Employers. If the Employer maintains the plan of a Predecessor Employer, any service with such Predecessor Employer is treated as service with the Employer for purposes of applying the provisions of this Plan. If the Employer does not maintain the plan of a Predecessor Employer, service with such Predecessor Employer does not count under this Plan, unless the Employer specifically designates under Part 13(e) of the Agreement to include service with such Predecessor Employer. The Employer may designate under Part 13(e) the purpose for which it is crediting Predecessor Employer service under this Section. If the Employer will treat service with multiple Predecessor Employers differently, the Employer should complete an additional Part 13(e) for each Predecessor Employer for which service is being credited differently. If service with a Predecessor Employer is required to be credited because the Employer is maintaining a plan of such Predecessor Employer or if the Employer is not crediting service with any Predecessor Employers, Part 13(e) need not be completed.

                                    Article 7
                      Limitation on Participant Allocations

This Article provides limitations on the amount a Participant may receive as an allocation under the Plan for a Limitation Year. The limitation on allocations (referred to herein as the Annual Additions Limitation) applies in the aggregate to all plans maintained by the Employer. Part 13(b)(2) of the Agreement permits the Employer to specify how the Plan will comply with the Annual Additions Limitation where the Employer maintains a plan (or plans) in addition to this Plan.

7.1      Annual Additions Limitation - No Other Plan Participation.

         (a) Annual Additions Limitation. If the Participant does not participate in, and has never participated in another qualified retirement plan, a welfare benefit fund (as defined under Code ss.419(e)), an individual medical account (as defined under Code ss.415(l)(2)), or a SEP (as defined under Code ss.408(k)) maintained by the Employer, then the amount of Annual Additions which may be credited to the Participant's Account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan.

                  Generally, if an Employer Contribution that would otherwise be contributed or allocated to a Participant's Account will cause that Participant's Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount to be contributed or allocated to such Participant will be reduced so that the Annual Additions allocated to such Participant's Account for the Limitation Year will equal the Maximum Permissible Amount. However, if a contribution or allocation to a Participant's Account will exceed the Maximum Permissible Amount due to a correctable event described in (c) below, the Excess Amount may be contributed or allocated to such Participant and corrected in accordance with the correction procedures outlined in (c).

         (b) Using estimated Total Compensation. Prior to determining the Participant's actual Total Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Total Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

                  As soon as administratively feasible after the end of the Limitation Year, the Employer will determine the Maximum Permissible Amount for the Limitation Year on the basis of the Participant's actual Total Compensation for the Limitation Year.

         (c) Disposition of Excess Amount. If, as a result of the use of estimated Total Compensation, the allocation of forfeitures, or other reasonable error in applying the Annual Additions Limitation, an Excess Amount arises, the excess will be disposed of as follows:

                  (1) Any Employee After-Tax Contributions (plus attributable earnings), to the extent such contributions would reduce the Excess Amount, will be returned to the Participant. The Employer may elect not to apply this paragraph (1) if the ACP Test (as defined in Section 17.3) has already been performed and the distribution of Employee After-Tax Contributions to correct the Excess Amount will cause the ACP Test to fail or will change the amount of corrective distributions required under Section 17.3(d)(1) of this BPD.

                           If Employer Matching Contributions were allocated on Employee After-Tax Contributions for the Limitation Year, the Employee After-Tax Contributions will be distributed only to the extent the Employee After-Tax Contributions, plus the Employer Matching Contributions allocated with respect to such After-Tax Contributions, reduce the Excess Amount. Any Employer Matching Contributions identified under this Section (1) will be treated as an Excess Amount correctable under Sections (3) and (4). If Employer Matching Contributions are allocated to both Employee After-Tax Contributions and to Section 401(k) Deferrals, this Section is applied by treating Employer Matching Contributions as allocated first to
                           Section 401(k) Deferrals.

                  (2) If, after the application of paragraph (1), an Excess Amount still exists, any Section 401(k) Deferrals (plus attributable earnings), to the extent such deferrals would reduce the Excess Amount, will be distributed to the Participant. The Employer may elect not to apply this paragraph (2) if the ADP Test (as defined in Section 17.2) has already been performed and the distribution of Section 401(k) Deferrals to correct the Excess Amount will cause the ADP Test to fail or will change the amount of corrective distributions required under Section 17.2(d)(1) of this BPD.

                           If Employer Matching  Contributions were allocated on
                           Section 401(k) Deferrals for the Limitation Year, the
                           Section 401(k) Deferrals will be distributed only to the extent the Section 401(k) Deferrals, plus Employer Matching Contributions allocated with respect to such Section 401(k) Deferrals, reduce the Excess Amount. Any Employer Matching Contributions identified under this Section (2) will be treated as an Excess Amount correctable under Sections (3) or
                           (4) below.

                  (3) If, after the application of paragraph (2), an Excess Amount still exists, the Excess Amount is allocated to a suspense account and is used in the next Limitation Year (and succeeding Limitation Years, if necessary) to reduce Employer Contributions under the Plan. The Excess Amounts are treated as Annual Additions for the Limitation Year in which such amounts are allocated from the suspense account.

                  (4) If a suspense account is in existence at any time during a Limitation Year pursuant to this Article 7, such suspense account will not participate in the allocation of investment gains and losses, unless otherwise provided in uniform valuation procedures established by the Plan Administrator. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated to Participants'
                           Accounts before the Employer makes any Employer Contributions, or any Employee After-Tax Contributions are made, for that Limitation Year.

7.2      Annual Additions Limitation - Participation in Another Plan.

         (a) In general. This Section 7.2 applies if, in addition to this Plan, the Participant receives an Annual Addition during any Limitation Year from another Defined Contribution Plan, a welfare benefit fund (as defined under Code ss.419(e)), an individual medical account (as defined under Code ss.415(l)(2)), or a SEP (as defined under Code ss.408(k)) maintained by the Employer. If the Employer maintains, or at any time maintained, a Defined Benefit Plan (other than a Paired Plan) covering any Participant in this Plan, see
                  Section 7.5.

         (b) This Plan's Annual Addition Limitation. The Annual Additions which may be credited to a Participant's Account under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's Account under any other Defined Contribution Plan, welfare benefit fund, individual medical account, or SEP maintained by the Employer for the same Limitation Year.

         (c) Annual Additions reduction. If the Annual Additions with respect to the Participant under any other Defined Contribution Plan, welfare benefit fund, individual medical account, or SEP maintained by the Employer are less than the Maximum Permissible Amount and the Annual Additions that would otherwise be contributed or allocated to the Participant's Account under this Plan would exceed the Annual Additions Limitation for the Limitation Year, the amount contributed or allocated will be reduced so that the Annual Additions under all such Plans and funds for the Limitation Year will equal the Maximum Permissible Amount. However, if a contribution or allocation to a Participant's Account will exceed the Maximum Permissible Amount due to a correctable event described in Section 7.1(c), the Excess Amount may be contributed or allocated to such Participant and corrected in accordance with the correction procedures outlined in Section 7.1(c).

         (d) No Annual Additions permitted. If the Annual Additions with respect to the Participant under such other Defined Contribution Plan(s), welfare benefit fund(s), individual medical account(s), or SEP(s) in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the Limitation Year. However, if a contribution or allocation to a Participant's Account will exceed the Maximum Permissible Amount due to a correctable event described in Section 7.1(c), the Excess Amount may be contributed or allocated to such Participant and corrected in accordance with the correction procedures outlined in Section 7.1(c).

         (e) Using estimated Total Compensation. Prior to determining the Participant's actual Total Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in Section 7.1(b). As soon as administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Total Compensation for the Limitation Year.

         (f) Excess Amounts. If, as a result of the use of estimated Total Compensation, an allocation of forfeitures, or other reasonable error in applying the Annual Additions Limitation, a Participant's Annual Additions under this Plan and such other plans or funds would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a SEP will be deemed to have been allocated first, followed by Annual Additions to a welfare benefit fund or individual medical account, regardless of the actual allocation date.

                  (1) Same allocation date. If an Excess Amount is allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, such Excess Amount will be attributed to the following types of plan(s) in the order listed, until the entire Excess Amount is allocated.

                           (i) First, to any 401(k) plan(s) maintained by the Employer.

                           (ii) Then, to any profit sharing plan(s) maintained by the Employer.

                           (iii)    Then, to any money purchase plan(s)
                                    maintained by the Employer.

                           (iv)     Finally, to  any  target   benefit   plan(s)
                                    maintained by the Employer.

                           If an amount is allocated to the same type of Plan on the same allocation date, the Excess Amount will be allocated to each plan in accordance with the pro rata allocation method outlined in the following paragraph.

                  (2)      Alternative  methods.  The  Employer  may elect under
                           Part 13(b)(2) of the Agreement to modify the default rules under this Section (f). For example, the Employer may elect to attribute any Excess Amount which is allocated on the same date to this Plan and to another plan maintained by the Employer by designating the specific plan to which the Excess Amount is allocated or by using a pro rata allocation method. Under the pro rata allocation method, the Excess Amount attributed to this Plan is the product of:

                           (i) the total Excess Amount allocated as of such date, times

                           (ii)     the  ratio  of  (A)  the  Annual   Additions
                                    allocated   to  the   Participant   for  the
                                    Limitation  Year as of such date  under this
                                    Plan  to  (B)  the  total  Annual  Additions
                                    allocated   to  the   Participant   for  the
                                    Limitation Year as of such date under this and all other Defined Contribution Plans.

         (g) Disposition of Excess Amounts. Any Excess Amount attributed to this Plan will be disposed in the manner described in Section 7.1(c).

7.3 Modification of correction procedures. The Employer may elect under Part 13(b)(2) of the Agreement to modify any of the corrective provisions under
Section 7.1 or Section 7.2 of this BPD.

7.4      Definitions Relating to the Annual Additions Limitation.

         (a) Annual Additions: The sum of the following amounts credited to a Participant's Account for the Limitation Year:

                  (1)      Employer Contributions, including Section 401(k)
                           Deferrals;

                  (2)      Employee After-Tax Contributions;

                  (3)      forfeitures;

                  (4) amounts allocated to an individual medical account (as defined in Code ss.415(l)(2)), which is part of a pension or annuity plan maintained by the Employer, are treated as Annual Additions to a Defined Contribution Plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code ss.419A(d)(3)) under a welfare benefit fund (as defined in Code ss.419(e)) maintained by the Employer are treated as Annual Additions to a Defined Contribution Plan; and

                  (5) allocations under a SEP (as defined in Code ss.408(k)).

                  For this purpose, any Excess Amount applied under Sections 7.1(c) or 7.2(g) in the Limitation Year to reduce Employer Contributions will be considered Annual Additions for such Limitation Year.

         (b) Defined Contribution Dollar Limitation: $30,000, as adjusted under Code ss.415(d).

         (c)      Excess  Amount:   The  excess  of  the  Participant's   Annual
                  Additions for the Limitation Year over the Maximum Permissible Amount.

         (d) Limitation Year: The Plan Year, unless the Employer elects another 12-consecutive month period under Part 13(b)(1) of the Agreement. All qualified retirement plans under Code ss.401(a) maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different
                  12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made. If the first Plan Year under a new Plan is less than a 12-months period, the Limitation Year is the 12-month period ending on the last day of that Plan Year, unless otherwise specified in Part 13(b)(1) of the Agreement.

         (e) Maximum Permissible Amount: The maximum Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

                  (1)      the Defined Contribution Dollar Limitation, or

                  (2) 25 percent of the Participant's Total Compensation for the Limitation Year.

                  The Total Compensation limitation referred to in (2) shall not apply to any contribution for medical benefits (within the meaning of Code ss.401(h) or ss.419A(f)(2)) which is otherwise treated as an Annual Addition under Code ss.415(l)(1) or ss.419A(d)(2).

                  If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                  Number of months in the short Limitation Year
                                       12

         (f) Total Compensation: The amount of compensation as defined under Section 22.172, subject to the Employer's election under
                  Part 3(a) of the Agreement.

                  (1) Self-Employed Individuals. For a Self-Employed Individual, Total Compensation is such individual's Earned Income.

                  (2) Total Compensation actually paid or made available. For purposes of applying the limitations of this
                           Article 7, Total Compensation for a Limitation Year is the Total Compensation actually paid or made available to an Employee during such Limitation Year. However, the Employer may include in Total Compensation for a Limitation Year amounts earned but not paid in the Limitation Year because of the timing of pay periods and pay days, but only if these amounts are paid during the first few weeks of the next Limitation Year, such amounts are included on a uniform and consistent basis with respect to all similarly-situated Employees, and no amounts are included in Total Compensation in more than one Limitation Year. The Employer need not make any formal election to include accrued Total Compensation described in the preceding sentence.

                  (3) Disabled Participants. Total Compensation does not include any imputed compensation for the period a Participant is Disabled. However, the Employer may elect under Part 3(b) of the Agreement, to include under the definition of Total Compensation, the amount a terminated Participant who is permanently and totally Disabled (as defined in Section 22.47) would have received for the Limitation Year if the Participant had been paid at the rate of Total Compensation paid immediately before becoming permanently and totally Disabled.

                  (4) Special rule for Limitation Years beginning before January 1, 1998. For Limitation Years beginning before January 1, 1998, for purposes of applying the limitations of this Article 7 and for determining the minimum top-heavy contribution required under Section 16.2(a), Total Compensation paid or made available during such Limitation Year shall not include any Elective Deferrals, or any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code ss.125 or ss.457.

7.5 Participation in a Defined Benefit Plan. If the Employer maintains, or at any time maintained, a Defined Benefit Plan (other than a Paired Plan) covering any Participant in this Plan, the sum of the Participant's Defined Benefit Fraction and Defined Contribution Fraction will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with the Agreement.

         (a) Repeal of rule. This Section 7.5 will no longer apply for Limitation Years beginning after December 31, 1999, except as applied in operation during the applicable remedial amendment period in accordance with the terms of the Plan in effect before the adoption of this document.

         (b)      Special definitions relating to Section 7.5.

                           (1) Defined Benefit Fraction: A fraction, the numerator of which is the sum of the Participant's Projected Annual Benefit under all the Defined Benefit Plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under Code ss.ss.415(b) and (d) or 140 percent of the Participant's Highest Average Compensation, including any adjustments under Code ss.415(b).

                           Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Benefit Plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plans after May 5, 1986. The preceding sentence applies only if the Defined Benefit Plans individually and in the aggregate satisfied the requirements of Code ss.415 for all Limitation Years beginning before January 1, 1987.

                  (2) Defined Contribution Fraction: A fraction, the numerator of which is the sum of the Annual Additions to the Participant's Account under all the Defined Contribution Plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's Employee After-Tax Contributions to all Defined Benefit Plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds (as defined under Code ss.419(e)), individual medical accounts (as defined under Code ss.415(l)(2)), and SEPs (as defined under Code ss.408(k) maintained by the Employer, and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior
                           Limitation Years during which the Participant performed service with the Employer (regardless of whether a Defined Contribution Plan was maintained by the Employer during such years). The maximum aggregate amount in any Limitation Year is the lesser of: (i) 125 percent of the Defined Contribution
                           Dollar Limitation in effect under Code ss.415(c)(l)(A) for such Limitation Year or (ii) 35 percent of the Participant's Total Compensation for such Limitation Year.

                           If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Contribution Plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over
                           1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code ss.415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

                           The Annual Additions for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee After-Tax Contributions as Annual Additions.

                  (3) Highest Average Compensation: The average Total Compensation for the three consecutive years of service with the Employer that produces the highest average.

                  (4) Projected Annual Benefit: The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or Qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of the Plan assuming:

                           (A) the Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and

                           (B) the Participant's Total Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

                                   Article 8
                               Plan Distributions

Except as provided under Article 9 (Joint and Survivor Annuity Requirements), this Article 8 governs all distributions to Participants under the Plan. Sections 8.1 and 8.2 set forth the available distribution options under the Plan and the amount available for distribution. Section 8.3 sets forth the Participants' distribution options following termination of employment, Section
8.4 discusses the distribution  options upon a Participant's death, and Sections
8.5 and 8.6 set forth the in-service distribution options under the Plan, including the conditions for receiving a Hardship distribution. Parts 9 and 10 of the Agreement contain the elective provisions for the Employer to identify the timing of distributions and the permitted distribution events under the Plan.

8.1 Distribution Options. A Participant who terminates employment with the Employer may receive a distribution of his/her vested Account Balance at the time and in the manner designated under Part 9 of the Agreement. A Participant may receive an in-service distribution prior to his/her termination of employment with the Employer only to the extent permitted under Part 10 of the Agreement.

Distributions from the Plan will be made in the form of a lump sum, a partial distribution, installments, or other form as selected under Part 11 of the Agreement. If the Plan is subject to the Joint and Survivor Annuity requirements under Article 9, the Plan must make distribution in the form of a QJSA (as defined in Section 9.4(a)) unless the Participant (and spouse, if the Participant is married) elects an alternative distribution form in accordance with Section 9.4(d). If the Employer elects under Part 11 of the Agreement to permit installment payments as an optional form of distribution, the Participant (and spouse, if applicable) may elect to receive installments in monthly, quarterly, semi-annual, or annual payments over a period not exceeding the Life Expectancy of the Participant and his/her Designated Beneficiary, unless provided otherwise under Part 11 of the Agreement.

8.2 Amount Eligible for Distribution. For purposes of determining the amount a Participant may receive as a distribution from the Plan, a Participant's Account Balance is determined as of the Valuation Date (as specified in Part 12 of the Agreement) which immediately precedes the date the Participant receives his/her distribution from the Plan. For this purpose, the Participant's Account Balance must be increased for any contributions allocated to the Participant's Account since the most recent Valuation Date and must be reduced for any distributions the Participant received from the Plan since the most recent Valuation Date. A Participant does not share in any allocation of gains or losses attributable to the period between the Valuation Date and the date of the distribution under the Plan, unless provided otherwise under Part 12 of the Agreement or under uniform funding and valuation procedures established by the Plan Administrator. In the case of a Participant-directed Account, the determination of the value of the Participant's Account for distribution purposes is subject to the funding and valuation procedures applicable to such directed Account.

8.3 Distributions After Termination of Employment. Subject to the required minimum distribution provisions under Article 10, a Participant whose employment with the Employer is terminated for any reason, other than death, is entitled to receive a distribution of his/her vested Account Balance in accordance with this
Section 8.3 as of the date selected in Part 9 of the Agreement. If a Participant dies while employed by the Employer, or dies before distribution of his/her vested Account Balance is completed, distribution will be made in accordance with Section 8.4.

         (a) Account Balance exceeding $5,000. If a Participant's entire vested Account Balance exceeds $5,000 at the time of distribution, the Participant may elect to receive a distribution of his/her vested Account Balance in any form permitted under Part 11 of the Agreement. The Participant must receive proper notice and must consent in writing, in accordance with Section 8.7, prior to receiving a distribution from the Plan. If the Participant does not consent to a distribution upon terminating employment with the Employer, distribution will be made in accordance with Article 10. (Also see Section 8.8 for additional notice requirements.)

         (b) Account Balance not exceeding $5,000. If a Participant's entire vested Account Balance does not exceed $5,000 at the time of distribution, the Plan Administrator will distribute the Participant's entire vested Account Balance in a single lump sum at the time indicated under Part 9(b) of the Agreement. Although the Participant need not consent to receive a distribution under this Section 8.3(b), the Participant must receive the notice described in Section 8.7 (if applicable) prior to receiving the distribution from the Plan. (Also see Section 8.8 for additional notice requirements.)

         (c) "Separation from service" under a 401(k) plan. Section 401(k) Deferrals, QNECs, QMACs and Safe Harbor Contributions under a 401(k) plan may only be distributed if the Employee has a "separation from service" with the Employer. For this purpose, a separation from service occurs when an Employee terminates employment with the Employer and does not continue to work in the same job for a new employer as a result of a liquidation, merger, consolidation, or other similar transaction. If an Employee continues to work in the same job for a new employer as a result of a sale of assets or a sale of a subsidiary, a distribution may be made to the Employee only if one of the following conditions is satisfied.

                  (1) The Employer is a corporation and the Employer sells substantially all of the assets of a trade or business (within the meaning of ss.409(d)(2) of the
                           Code) to an unrelated corporation, provided the purchaser does not continue to maintain the Plan with respect to the Participant after the sale and the Participant becomes employed by the unrelated corporation as a result of the sale. For this purpose, an Employer is deemed to have sold substantially all of the assets of a trade or business if it sells 85% or more of the total assets of such trade or business.

                  (2) The Employer is a corporation and the Employer sells a subsidiary to an unrelated corporation, provided the purchaser does not continue to maintain the Plan with respect to the Participant after the sale and the Participant continues to be employed by the unrelated corporation after the sale.

                  (3) The event is determined to be a separation from service, either by reason of additional exceptions added to the Code or regulations, or by reason of a ruling or other published guidance from the IRS.

         (d) Disabled Participant. A terminated Employee who is Disabled at the time of termination, or who becomes Disabled after terminating employment with the Employer, generally is entitled to a distribution in the time and manner specified in
                  Part 9(a) of the Agreement. However, if so elected in Part 9(c) of the Agreement, a terminated Employee who is Disabled at the time of termination, or who becomes Disabled after terminating employment with the Employer, is entitled to a distribution in the time and manner specified in Part 9(c) of the Agreement, to the extent Part 9(c) will result in an earlier distribution than would otherwise be available under
                  Part 9(a) of the Agreement.

         (e) Determining whether vested Account Balance exceeds $5,000. Normally, the determination of whether a Participant's vested Account Balance exceeds $5,000 is based on the value as of the most recent valuation date. However, if the "lookback rule" is applicable to a distribution to a Participant, the Participant's vested Account Balance is deemed to exceed $5,000 for purposes of applying the provisions under this
                  Article 8 and Article 9. This  lookback  rule is applicable if the Participant previously received a distribution when his/her vested Account Balance exceeded $5,000, and either (1) or (2) applies.

                  (1)      The distribution is subject to the requirements of
                           Article 9.

                  (2) The distribution is not subject to the requirements of Article 9, but a periodic distribution method (e.g., an installment distribution) is currently in effect with respect to the Participant's vested Account Balance, at least one scheduled payment still remains, and when the first periodic payment was made under such election, the vested Account Balance exceeded $5,000.

                  The rule described in this paragraph applies to distributions made after March 21, 1999. For prior distributions, the lookback rule applies to all distributions, without regard to
                  (1) and (2) above. However, the Plan does not fail to satisfy the requirements of this Section if, prior to the adoption of this Prototype Plan, the lookback rule was applied to all distributions (without regard to the limitations described in
                  (1) and (2) above), or if the limitations described in (1) and
                  (2) above were applied to distributions made before March 22, 1999 but in a Plan Year beginning after August 5, 1997. The lookback rule described above will not apply to any distributions made after the effective date of any repeal of the lookback rule that is announced in final regulations issued by the IRS.

         (f) Effective date of $5,000 vested Account Balance Rule. The provisions under this Article 8 and Article 9 which refer to a $5,000 vested Account Balance are effective for plan years beginning after August 5, 1997, unless a later effective date is specified in Part 13(d)(1) of the Agreement. For plan years beginning prior to August 6, 1997 (or any later effective date specified in Part 13(d)(1) of the Agreement) any reference under this Article 8 or Article 9 to a $5,000 vested Account Balance should be applied by replacing $5,000 with $3,500.

8.4 Distribution upon the Death of the Participant. The death benefit payable with respect to a deceased Participant depends on whether the Participant dies after distribution of his Account Balance has commenced (see (a) below) or before distribution commences (see (b) below). Also, the death benefit payable depends on whether the Joint and Survivor Annuity requirements in Article 9 apply. If a Participant commences distribution prior to death only with respect to a portion of his/her Account Balance, then the rules in (a) apply to the portion for which distribution has commenced and the rules in (b) apply to the rest of the Account Balance.

          (a) Post-retirement death benefit. If a Participant dies after commencing distribution of his/her benefit under the Plan, the death benefit is the benefit payable under the form of payment that has commenced.

          (b) Pre-retirement death benefit. If a Participant dies before commencing distribution of his/her benefit under the Plan, the death benefit that is payable depends on whether the Joint and Survivor Annuity requirements of Article 9 apply.

                  (1) If the Joint and Survivor Annuity requirements apply. In this case, the death benefit consists of a QPSA death benefit (see Section 9.3) and, if the QPSA is defined to be less than 100% of the Participant's vested Account Balance, a non-QPSA death benefit. The QPSA death benefit is payable in accordance with
                           Section 9.3, unless the Participant has waived such death benefit under the waiver procedures described in that Section. In the event there is a proper waiver of the QPSA death benefit, then such portion of the death benefit is payable in the same manner as the non-QPSA death benefit. The non-QPSA death benefit is payable in the form and at the time described below in (d).

                  (2) If the Joint and Survivor Annuity requirements do not apply. In this case, the entire death benefit is payable in the form and at the time described below in (d).

          (c) Determining a Participant's Beneficiary. The Participant may designate a Beneficiary to receive the death benefits described in this Section. Any Beneficiary designation is subject to the rules under (1) - (4) below.

                  (1) Spousal consent to Beneficiary designation: post-retirement death benefit. If a Participant is married at the time distribution commences to the Participant, the Beneficiary of any post-retirement death benefit is the Participant's surviving spouse, regardless of whether the Joint and Survivor Annuity requirements under Article 9 apply, unless there is no surviving spouse or the spouse has consented to the Beneficiary designation in a manner that is consistent with the requirements for a Qualified Election under Section 9.4(d), or makes a valid disclaimer of the benefit. If the Joint and Survivor Annuity requirements apply, the spouse is determined as of the Distribution Commencement Date for purposes of this spousal consent requirement. If the Joint and Survivor Annuity requirements do not apply, the spouse is determined as of the Participant's date of death for purposes of this spousal consent requirement.

                  (2) Spousal consent to Beneficiary designation: pre-retirement death benefit. The rules for spousal consent depend on whether the Joint and Survivor Annuity requirements in Article 9 apply.

                           (i)      If the Joint and Survivor Annuity
                                    requirements apply. In this case, the QPSA death benefit may be payable to a non-spouse Beneficiary only if the spouse consents to the Beneficiary designation, pursuant to the Qualified Election requirements under Section 9.4(d), or makes a valid disclaimer. The non-QPSA death benefit, if any, is payable to the person named in the Beneficiary designation, without regard to whether spousal consent is obtained for such designation.Thus, if a spouse does not properly consent to a Beneficiary designation, the QPSA waiver is invalid, and the QPSA death benefit is still payable to the spouse, but the Beneficiary designation remains valid with respect to any non-QPSA death benefit.

                           (ii) If the Joint and Survivor Annuity requirements do not apply. In this case, the surviving spouse (determined at the time of the Participant's death), if any, must be treated as the sole Beneficiary, regardless of any contrary Beneficiary designation, unless there is no surviving spouse, or the spouse has consented to the Beneficiary designation in a manner that is consistent with the requirements for a Qualified Election under Section 9.4(d) or makes a valid disclaimer.

                  (3) Default beneficiaries. To the extent a Beneficiary has not been named by the Participant (subject to the spousal consent rules discussed above) and is not designated under the terms of this Plan to receive all or any portion of the deceased Participant's death benefit, such amount shall be distributed to the Participant's surviving spouse (if the Participant was married at the time of death). If the Participant does not have a surviving spouse at the time of death, distribution will be made to the Participant's estate. The Employer may modify the default beneficiary rules described in this subparagraph under Part 9(e) of the Nonstandardized Plan Agreement.

                  (4) One-year marriage rule. For purposes of applying the provisions of this Section, an individual is not considered the surviving spouse of the Participant if the Participant and the surviving spouse have not been married for the entire one-year period ending on the date of the Participant's death.

          (d) Timing and form of pre-retirement death benefit. The rules for paying the pre-retirement death benefit depend on whether the value of the death benefit exceeds $5,000. If there is both a QPSA death benefit and a non-QPSA death benefit, each death benefit is valued separately to determine whether it exceeds $5,000. For death benefits distributed before the $5,000 rule described in Section 8.3(f) is effective, substitute $3,500 for $5,000.

                  (1) Death benefit not exceeding $5,000. If the value of the pre-retirement death benefit (including the QPSA death benefit, if applicable) does not exceed $5,000, it shall be paid in a single sum as soon as administratively feasible after the Participant's death.

                  (2) Death benefit that exceeds $5,000. If the value of the pre-retirement death benefit exceeds $5,000, the benefit is paid as follows:

                           (i) QPSA death benefit.If the QPSA death benefit is payable in the QPSA form, then it shall be paid in accordance with Article 9. If the QPSA death benefit has not been waived, but the spouse elects a different form of payment, then distribution of the QPSA death benefit is made in accordance with the form of payment elected by the spouse. Payment of the QPSA death benefit (in the QPSA form or in the form elected by the spouse) will commence as soon as administratively feasible after the death of the Participant. In no event will payment commence without the consent of the surviving spouse if the Distribution Commencement Date is before the date the Participant would have reached Normal Retirement Age (or age 62, if later). If the QPSA death benefit has been waived, in accordance with the procedures in
                                    Article 9, then the portion of the
                                    Participant's vested Account Balance that would have been payable as a QPSA death benefit in the absence of such a waiver is treated as a death benefit payable under
                                    (ii).

                           (ii) Other death benefits. Any pre-retirement death benefit not described in (i) is payable under this paragraph. Such death benefit is payable in one lump sum as soon as administratively feasible after the
                                    Participant's  death.   However,  the  death
                                    benefit may be payable in a  different  form
                                    if   prescribed    by   the    Participant's
                                    Beneficiary    designation,    or   if   the
                                    Beneficiary, before a lump sum payment of the benefit is made, requests an election as to the form of payment. An alternative form of payment must be one that is available under Section 8.1.

                  (3) Minimum distribution requirements. In no event will any death benefit be paid in a manner that is inconsistent with the minimum distribution requirements of Section 10.2. In addition, the Beneficiary of any pre-retirement death benefit described above in (2) may postpone the commencement of the death benefit to a date that is not later than the latest commencement date permitted under Section 10.2, unless such election is prohibited in Part 9 of the Agreement.

                  (4) Modified rules. Alternative requirements for distributing death benefits may be provided in Part 9 of the Agreement. Such alternative requirements may not be inconsistent with the Joint and Survivor Annuity requirements under Article 9 or the minimum distribution requirements under Article 10. The spousal consent requirements with respect to the QPSA death benefit also may not be modified by Part 9 of the Agreement.

8.5      Distributions Prior to Termination of Employment.

         (a) Employee After-Tax Contributions, Rollover Contributions, and transfers. A Participant may withdraw at any time, upon written request, all or any portion of his/her Account Balance attributable to Employee After-Tax Contributions or Rollover Contributions. Any amounts transferred to the Plan pursuant to a Qualified Transfer (as defined in Section 3.3(d)) also may be withdrawn at any time pursuant to a written request. The Employer may elect in Part 10 of the Agreement to modify the availability of in-service withdrawals of Employee After-Tax Contributions, Rollover Contributions, or Qualified Transfers.

                  Subject to the restrictions on distributions of transferred assets under Section 3.3, a Participant may request a distribution of all or any portion of his/her Transfer Account as permitted under this Article with respect to contributions of the same type as are being withdrawn.

         (b) Employer Contributions. Except as provided in Section 14.10 dealing with defaulted Participant loans, a Participant may receive a distribution of all or any portion of his/her vested Account Balance attributable to Employer Contributions prior to termination of employment only as permitted under Part 10 of the Agreement. If the Joint and Survivor Annuity requirements under Article 9 apply to the Participant, the Participant's spouse (if the Participant is married at the time of distribution) must consent to a distribution in accordance with Section 9.2.

                  If a Participant with a partially-vested benefit receives an in-service distribution under the Plan, the special vesting schedule under Section 4.8 must be applied to determine the Participant's vested percentage in his/her remaining Account Balance. This special vesting schedule will not apply if the Employer limits the availability of in-service distributions under Part 10 of the Agreement to Participants who are 100% vested.

         (c) Section 401(k) Deferrals, Qualified Nonelective Contributions, Qualified Matching Contributions, and Safe Harbor Contributions. If the Employer has adopted the 401(k)
                  Agreement, a Participant may receive an in-service distribution of all or any portion of his/her Section 401(k) Deferral Account, QMAC Account, QNEC Account, Safe Harbor
                  Matching Contribution Account and Safe Harbor Nonelective Contribution Account only as permitted under Part 10 of the Agreement. No provision in this Plan or in Part 10 of the Agreement may be interpreted to permit a Participant to receive a distribution of such amounts prior to the occurrence of one of the following events:

                  (1)      the Participant becoming Disabled;

                  (2)      the Participant's attainment of age 59 1/2;

                  (3) the Participant's Hardship (as defined in Section 8.6).

8.6 Hardship Distribution. To the extent permitted under Part 10 of the Agreement, a Participant may receive an in-service distribution on account of a Hardship. For purposes of this Section, a Hardship is an immediate and heavy financial need, as described in (a) below, but only if the conditions in (b) are satisfied. A Participant must provide the Plan Administrator with a written request for a Hardship distribution and must provide documentation demonstrating the existence of a proper Hardship event. The Plan Administrator may require additional documentation, as it deems necessary, to sufficiently document the existence of a proper Hardship event.

         (a) Immediate and heavy financial need. To be considered an immediate and heavy financial need, the Hardship distribution must be made on account of one of the following events:

                  (1) the incurrence of medical expenses (as described in ss.213(d) of the Code), of the Participant, the Participant's spouse or dependents;

                  (2) the purchase (excluding mortgage payments) of a principal residence for the Participant;

                  (3) payment of tuition and related educational fees (including room and board) for the next 12 months of post-secondary education for the Participant, the Participant's spouse, children or dependents;

                  (4) to prevent the eviction of the Participant from, or a foreclosure on the mortgage of, the Participant's principal residence; or

                  (5) any other event which the IRS recognizes as a safe harbor Hardship distribution event under ruling, notice or other guidance of general applicability.

         (b) Conditions for taking a Hardship withdrawal. A Participant may receive a Hardship withdrawal only if all of the following conditions are satisfied. The Plan Administrator may adopt separate administrative provisions which override the conditions under this subsection (b) for Hardship distributions, to the extent such distributions are made from a Participant's Employer Matching Contribution Account or Employer Nonelective Contribution Account. The following conditions may not be modified for Hardship distributions from a Participant's Section 401(k) Deferral Account.

                  (1) The Participant has obtained all available distributions, other than Hardship distributions, and all nontaxable loans under the Plan and all other qualified plans maintained by the Employer.

                  (2) The Participant is suspended from making any Section 401(k) Deferrals (and any Employee After-Tax Contributions) under the Plan or any other plans (other than welfare benefit plans) maintained by the Employer for 12 months after the receipt of the Hardship distribution.

                  (3) The distribution is not in excess of the amount of the immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution).

                  (4) The limitation on Elective Deferrals under Code ss.402(g) for the Participant for the taxable year immediately following the taxable year of the Hardship distribution is reduced by the amount of any Elective Deferrals the Participant made during the taxable year of the Hardship distribution.

         (c) Amount available for distribution. A Participant may receive a Hardship distribution of any portion of his/her vested Employer Contribution Account or Employer Matching Contribution Account (including earnings thereon), as permitted under Part 10 of the Agreement. A Participant may receive a Hardship distribution of any portion of his/her
                  Section 401(k) Deferral Account, if permitted under Part 10 of the Agreement, provided such distribution, when added to other Hardship distributions from Section 401(k) Deferrals, does not exceed the total Section 401(k) Deferrals the Participant has made to the Plan (increased by income allocable to such Section 401(k) Deferrals that was credited by the later of December 31, 1988 or the end of the last Plan Year ending before July 1, 1989). A Participant may not receive a Hardship distribution from his/her QNEC Account, QMAC Account, Safe Harbor Nonelective Account or Safe Harbor Matching Contribution Account.

8.7 Participant Consent. If the value of a Participant's entire vested Account Balance exceeds $5,000 (as determined in accordance with Section 8.3(e)), the Participant must consent to any distribution of such Account Balance prior to the date the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62. A Participant must consent in writing to a distribution under this Section 8.7 within the 90-day period ending on the Distribution Commencement Date (as defined in Section 22.49). If the Participant is subject to the Joint and Survivor Annuity requirements under Article 9 of this Plan, the Participant's spouse (if the Participant is married at the time of the distribution) also must consent to the distribution in accordance with
Section 9.2. If the distribution is an Eligible Rollover Distribution, the Participant must also direct the Plan Administrator as to whether he/she wants a Direct Rollover and if so, the name of the Eligible Retirement Plan to which the distribution will be made. (See Section 8.8 for more information regarding the Direct Rollover rules.)

         (a) Participant notice. Prior to receiving a distribution from the Plan, the Participant must be notified of his/her right to defer any distribution from the Plan until the Participant attains the later of Normal Retirement Age or age 62. The notification shall include a general description of the material features and the relative values of the optional forms of benefit available under the Plan (consistent with the requirements under Codess.417(a)(3)). The notice must be provided no less than 30 days and no more than 90 days prior to the Participant's Distribution Commencement Date. However, distribution may commence less than 30 days after the notice is given, if the Participant is clearly informed of his/her right to take 30 days after receiving the notice to decide whether or not to elect a distribution (and, if applicable, a particular distribution option), and the Participant, after receiving the notice, affirmatively elects to receive the distribution prior to the expiration of the 30-day minimum period. (But see Section 9.5(a) for the rules regarding the timing of distributions when the Joint and Survivor Annuity requirements apply.) The notice requirements described in this paragraph may be satisfied by providing a summary of the required information, so long as the conditions described in applicable regulations for the provision of such a summary are satisfied, and the full notice is also provided (without regard to the 90-day period described in this Section).

         (b) Special rules. The consent rules under this Section 8.7 apply to distributions made after the Participant's termination of employment and to distributions made prior to the Participant's termination of employment. However, the consent of the Participant (and the Participant's spouse, if applicable) shall not be required to the extent that a distribution is made:

                  (1) to satisfy the required minimum distribution rules under Article 10;

                  (2) to satisfy the requirements of Code ss.415, as described in Article 7;

                  (3)      to correct Excess Deferrals,  Excess Contributions or
                           Excess  Aggregate  Contributions,   as  described  in
                           Article 17.

                  In addition, if distributions are being made on account of the termination of the Plan, and an annuity option is not available under the Plan, the Participant's Account Balance will, without the Participant's consent, be distributed to the Participant, without regard to the value of the Participant's vested Account Balance, unless the Employer (or any Related Employer) maintains another Defined Contribution Plan (other than an employee stock ownership plan as defined in Code ss.4975(e)(7)). If the Employer or any Related Employer maintains another Defined Contribution Plan (other than an employee stock ownership plan), then the Participant's Account Balance will be transferred, without the Participant's consent, to the other plan, if the Participant does not consent to an immediate distribution (to the extent consent to an immediate distribution is otherwise required under this
                  Section 8.7).

8.8 Direct Rollovers. This Section 8.8 applies to distributions made on or after January 1, 1993. Notwithstanding any provision in the Plan to the contrary, a Participant may elect to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan in a Direct Rollover. A Participant may directly roll over any portion of an Eligible Rollover Distribution provided the amount being rolled over equals or exceeds $500.

For purposes of this Section 8.8, a Participant includes a Participant or former Participant. In addition, this Section applies to any distribution from the Plan made to a Participant's surviving spouse or to a Participant's spouse or former spouse who is the Alternate Payee under a qualified domestic relations order, as defined in Code ss.414(p).

If it is reasonable to expect (at the time of the distribution) that the total amount the Participant will receive as a distribution during the calendar year will total less than $200, the Employer need not offer the Participant a Direct Rollover option with respect to such distribution.

         (a) Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of a Participant's Account Balance, except for the following distributions:

                  (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or Life Expectancy) of the Participant or the joint lives (or joint Life Expectancies) of the Participant and the Participant's Beneficiary, or for a specified period of ten years or more;

                  (2) any distribution to the extent such distribution is a required minimum distribution under Article 10;

                  (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities);

                  (4)      a Hardship withdrawal of Section 401(k) Deferrals;
                           and

                  (5) a distribution made to satisfy the requirements of Code ss.415, as described in Article 7, or a distribution to correct Excess Deferrals, Excess Contributions or Excess Aggregate Contributions, as described in Article 17.

         (b)      Eligible Retirement Plan. An Eligible Retirement Plan is:

                  (1)      an individual retirement account described in ss.408
                           (a) of the Code;

                  (2)      an individual retirement annuity described in ss.408
                           (b) of the Code;

                  (3)      an annuity plan described in ss403(a)of the Code; or

                  (4)      a qualified plan described in ss.401(a) of the Code.

                  However, in the case of an Eligible Rollover Distribution to a surviving spouse, an Eligible Retirement Plan is only an individual retirement account or individual retirement annuity.

         (c) Direct Rollover. A Direct Rollover is a payment made directly from the Plan to the Eligible Retirement Plan specified by the Participant. The Plan Administrator may develop reasonable procedures for accommodating Direct Rollover requests.

         (d) Direct Rollover notice. A Participant entitled to an Eligible Rollover Distribution must receive a written explanation of his/her right to a Direct Rollover, the tax consequences of not making a Direct Rollover, and, if applicable, any available special income tax elections. The notice must be provided within the same 30 - 90 day timeframe applicable to the Participant consent notice under Section 8.7(a). The Direct Rollover notice must be provided to all Participants, unless the total amount the Participant will receives as a distribution during the calendar year is expected to be less than $200.

                  If a Participant terminates employment with a total vested Account Balance of $5,000 or less (as determined under Section 8.3(e)) and the Participant does not respond to the Direct Rollover notice indicating whether a Direct Rollover is desired and the name of the Eligible Retirement Plan to which the Direct Rollover is to be made, the Plan Administrator will distribute the Participant's entire vested Account Balance (in accordance with Section 8.3(b)) no earlier than 30 days and no later than 90 days following the provision of the notice under
                  Section 8.7.

         (e) Special rules for Hardship withdrawals of Section 401(k) Deferrals. A Hardship withdrawal of Section 401(k) Deferrals is not an Eligible Rollover Distribution to the extent such withdrawal is made after December 31, 1998 or, if later, the first day (but not later than January 1, 2000) that the Plan Administrator begins to treat such Hardship withdrawals as ineligible for rollover. A Hardship withdrawal of Section 401(k) Deferrals shall be treated as an Eligible Rollover Distribution if the Participant otherwise satisfies a non-Hardship distribution event described in Code ss.401(k)(2) or (10) at the time of the withdrawal, regardless of whether the Plan's procedures characterizes such distribution as a Hardship withdrawal.

8.9 Sources of Distribution.  In applying the distribution provisions under this
Article 8, a Participant may direct the Plan Administrator or Trustee as to which Account the distribution is to be made. If a Participant does not direct the Plan Administrator or Trustee as to which Account or Accounts the distribution is to be made, the distribution will be made on a pro rata basis from all Accounts from which a distribution is permitted under this Article. Regardless of a Participant's direction as to the source of any distribution, the tax effect of such a distribution will be governed by Code ss.72 and the regulations thereunder.

                                   Article 9
                     Joint and Survivor Annuity Requirements

This Article provides rules concerning the application of the Joint and Survivor Annuity requirements under this Plan. If the Plan is a profit sharing plan or a 401(k) plan, Part 11(b) of the Agreement permits the Employer to apply the Joint and Survivor Annuity requirements to all Participants under the Plan. If the Employer does not elect to apply the Joint and Survivor Annuity requirements to all Participants, the Plan is only subject to the Joint and Survivor Annuity requirements to the extent required under Section 9.1(b) of this Article.

9.1 Applicability. Except as provided in Section 9.6 below, this Article 9 applies to any distribution received by a Participant from a money purchase pension plan or a target benefit plan. For a profit sharing plan or 401(k) plan, the following rules apply.

         (a) Election to have requirements apply. If this Plan is a profit sharing plan or a 401(k) plan, and the Employer elects under
                  Part  11(b)(2)  of the  profit  sharing  plan or  401(k)  plan
                  Agreement to apply the Joint and Survivor Annuity requirements, then this Article 9 applies in the same manner as it does to a money purchase plan or a target benefit plan.

         (b) Election to have requirements not apply. If this Plan is a profit sharing plan or a 401(k) plan, and the Employer elects under Part 11(b)(1) of the profit sharing plan or 401(k) plan Agreement not to apply the Joint and Survivor Annuity requirements, this Article 9 generally will not apply to distributions from the Plan. However, the rules of this
                  Article 9 will apply under the following conditions:

                  (1) the Participant elects to receive his/her benefit in the form of a life annuity (if a life annuity is a permissible distribution option under Part 11 of the Agreement); or

                  (2) the Participant has received a direct or indirect transfer of benefits (other than a Qualified Transfer as defined in Section 3.3(d)) from a plan which was subject to the Joint and Survivor Annuity requirements at the time of the transfer (but only to such transferred benefits); or

                  (3) the Participant's benefits under the Plan are used to offset the benefits under another plan of the Employer which is subject to the Joint and Survivor Annuity requirements.

         (c) Accumulated deductible employee contributions. For purposes of applying the rules under this Section 9.1, any distribution from a separate Account under a money purchase plan or a target benefit which is attributable solely to accumulated deductible employee contributions, as defined in Code ss.72(o)(5)(B), is treated as a distribution from a profit sharing plan or 401(k) plan for which the rules under (b) above apply.

9.2 Qualified Joint and Survivor Annuity (QJSA). If the Joint and Survivor Annuity requirements apply to a Participant, any distribution from the Plan to that Participant must be in the form of a QJSA (as defined in Section 9.4(a)), unless the Participant (and the Participant's spouse, if the Participant is married) elects to receive the distribution in an alternative form. Any election of an alternative form of distribution must be pursuant to a Qualified Election. Only the Participant need consent (pursuant to Section 8.7) to the commencement of a distribution in the form of a QJSA.

9.3 Qualified Preretirement Survivor Annuity (QPSA). If the Joint and Survivor Annuity requirements apply to a Participant who dies before the Distribution Commencement Date, the spouse of that Participant is entitled to receive a QPSA (as defined in Section 9.4(b)), unless the Participant and spouse have waived the QPSA pursuant to a Qualified Election. A surviving spouse is not entitled to a QPSA benefit if the Participant and surviving spouse were not married throughout the one year period ending on the date of the Participant's death. Any portion of a Participant's vested Account Balance that is not payable to the surviving spouse as a QPSA (or other form elected by the surviving spouse) constitutes a non-QPSA death benefit and is payable under the rules described in
Section 8.4.

9.4      Definitions.

         (a) Qualified Joint and Survivor Annuity (QJSA). A QJSA is an immediate annuity payable over the life of the Participant with a survivor annuity payable over the life of the spouse. If the Participant is not married as of the Distribution Commencement Date, the QJSA is an immediate annuity payable over the life of the Participant. The survivor annuity must provide for payments to the surviving spouse equal to 50% of the payments which the Participant is entitled under the annuity during the joint lives of the Participant and the spouse. The Employer may elect under Part 11(b)(2) of the Agreement to make payments to the surviving spouse equal to 100% (instead of 50%) of the payments the Participant is entitled to under the annuity.

         (b) Qualified Preretirement Survivor Annuity (QPSA). A QPSA is an annuity payable over the life of the surviving spouse which is purchased using 50% of the Participant's vested Account Balance as of the date of death. The Employer may elect under
                  Part 11(b)(2) of the Agreement to provide a QPSA equal to 100% (instead of 50%) of the Participant's vested Account Balance). The remaining vested Account Balance will be distributed in accordance with the death distribution provisions under
                  Section 8.4. To the extent the Participant's vested Account Balance is derived from Employee After-Tax Contributions, the QPSA will share in the Employee After-Tax Contributions in the same proportion as the Employee After-Tax Contributions bear to the total vested Account Balance of the Participant.

                  The surviving spouse may elect to have the QPSA distributed at any time following the Participant's death (subject to the required minimum distribution rules under Article 10) and may elect to receive distribution in any form permitted under
                  Section 8.1 of the Plan. If the surviving spouse fails to elect distribution upon the Participant's death, the QPSA benefit will be distributed in accordance with Section 8.4.

         (c) Distribution Commencement Date. The Distribution Commencement Date is the date an Employee commences distributions from the Plan. If distribution is made in the form of an annuity, the Distribution Commencement Date is the first day of the first period for which annuity payments are made.

         (d) Qualified Election. A Participant (and the Participant's spouse) may waive the QJSA or QPSA pursuant to a Qualified Election. If it is established to the satisfaction of a plan representative that there is no spouse or that the spouse cannot be located, any waiver signed by the Participant is deemed to be a Qualified Election. For this purpose, a former spouse of the Participant will be treated as the spouse or surviving spouse and any current spouse will not be treated as the spouse or surviving spouse to the extent provided under a QDRO.

                  A Qualified Election is a written election signed by both the Participant and the Participant's spouse (if applicable) which specifically acknowledges the effect of the election. The spouse's consent must be witnessed by a plan representative or notary public. In the case of a waiver of the QJSA, the election must designate an alternative form of benefit payment which may not be changed without spousal consent (unless the spouse expressly permits the Participant to change the form of payment without any further spousal consent). In the case of a waiver of the QPSA, the election must be made within the QPSA Election Period and the election must designate a specific alternate Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (unless the spouse expressly permits the Participant to change the Beneficiary designation without any further spousal consent).

                  Any consent by a spouse under a Qualified Election (or the determination that the consent of a spouse is not required) shall be effective only with respect to such spouse. If the Qualified Election permits the Participant to change a payment form or Beneficiary designation without any further consent by the spouse, the Qualified Election must acknowledge that the spouse has the right to limit consent to a specific form of benefit or a specific Beneficiary, as applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section 9.5 below.

         (e) QPSA Election Period. A Participant (and the Participant's spouse) may waive the QPSA at any time during the QPSA Election Period. The QPSA Election Period is the period beginning on the first day of the Plan Year in which the Participant attains age 35 and ending on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the Account Balance as of the date of separation, the QPSA Election Period begins on the date of separation.

         (f) Pre-Age 35 Waiver. A Participant who has not yet attained age 35 as of the end of a Plan Year may make a special Qualified Election to waive, with spousal consent, the QPSA for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election is not valid unless the Participant receives the proper notice required under Section
                  9.5 below. QPSA coverage is automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date must satisfy all the requirements for a Qualified Election.

9.5      Notice Requirements.

         (a) QJSA. In the case of a QJSA, the Plan Administrator shall provide each Participant with a written explanation of: (1) the terms and conditions of the QJSA; (2) the Participant's right to make and the effect of an election to waive the QJSA form of benefit; (3) the rights of the Participant's spouse; and (4) the right to make, and the effect of, a revocation of a previous election to waive the QJSA. The notice must be provided to each Participant under the Plan no less than 30 days and no more than 90 days prior to the Distribution Commencement Date.

                  A Participant may commence receiving a distribution in a form other than a QJSA less than 30 days after receipt of the written explanation described in the preceding paragraph provided: (1) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the QJSA and elect (with spousal consent) a form of distribution other than a QJSA; (2) the Participant is permitted to revoke any affirmative distribution election at least until the Distribution Commencement Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the QJSA is provided to the
                  Participant; and (3) the Distribution Commencement Date is after the date the written explanation was provided to the Participant. For distributions on or after December 31, 1996, the Distribution Commencement Date may be a date prior to the date the written explanation is provided to the Participant if the distribution does not commence until at least 30 days after such written explanation is provided, subject to the waiver of the 30-day period.

(b) QPSA. In the case of a QPSA, the Plan Administrator shall provide each Participant within the applicable period for such Participant a written explanation of the QPSA in such terms and in such manner as would be comparable to the explanation provided for the QJSA in Section (a) above. The applicable period for a Participant is whichever of the following periods ends last: (1) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (2) a reasonable period ending after the individual becomes a Participant; or (3) a reasonable period ending after the joint and survivor annuity requirements first apply to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age 35.

                  For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (2) and
                  (3) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the employer, the applicable period for such Participant shall be redetermined.

9.6 Exception to the Joint and Survivor Annuity Requirements. Except as provided in Section 9.7, this Article 9 does not apply to any Participant who has not earned an Hour of Service with the Employer on or after August 23, 1984. In addition, if, as of the Distribution Commencement Date, the vested Account Balance (if the QJSA is payable) or the value of the QPSA death benefit does not exceed $5,000, the Participant or surviving spouse, as applicable, will receive a lump sum distribution pursuant to Section 8.4(c), in lieu of any QJSA or QPSA benefits. If a Participant's vested Account Balance exceeds $5,000 at the time of any distribution from the Plan, the Participant's vested Account Balance is deemed to exceed $5,000 for purposes of determining whether the QJSA is payable. The rule in the preceding sentences is known as the "lookback rule." The lookback rule will not apply to the Joint and Survivor Annuity requirements after the effective date of any repeal of the lookback rule that is announced in final regulations issued by the IRS.

9.7 Transitional Rules. Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed under this
Article 9 must be given the opportunity to elect to have the preceding provisions of this Article 9 apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least 10 years of vesting service when he or she separated from service. The Participant must be given the opportunity to elect to have this Article 9 apply during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to such Participant. A Participant described in this paragraph who has not elected to have this Article 9 apply is subject to the rules in this Section 9.7 instead. Also, a Participant who does not qualify to elect to have this Article 9 apply because such Participant does not have at least 10 Years of Service for vesting purposes is subject to the rules of this
Section 9.7.

Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his/her benefits paid in accordance with the following paragraph. The Participant must be given the opportunity to elect to have this
Section 9.7 apply (other than the first paragraph of this Section) during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to such Participant.

If, under either of the preceding two paragraphs, a Participant is subject to this Section 9.7, the following rules apply.

         (a) Automatic joint and survivor annuity. If benefits in the form of a life annuity become payable to a married Participant who:

                  (1) begins to receive payments under the Plan on or after Normal Retirement Age;

                  (2) dies on or after Normal Retirement Age while still working for the Employer;

                  (3) begins to receive payments on or after the Qualified Early Retirement Age; or

                  (4) separates from service on or after attaining Normal Retirement Age (or the Qualified Early Retirement
                           Age) and after satisfying the eligibility requirements for the payment of benefits under the plan and thereafter dies before beginning to receive such benefits;

                  then such benefits will be received under this plan in the form of a QJSA, unless the Participant has elected otherwise during the election period. For this purpose, the election period must begin at least 6 months before the participant attains qualified early retirement age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

         (b) Election of early survivor annuity. A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the spouse under the QJSA if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. For this purpose, the election period begins on the later of (1) the 90th day before the Participant attains the Qualified Early Retirement Age, or (2) the date on which participation begins, and ends on the date the Participant terminates employment.

         (c) Qualified Early Retirement Age. The Qualified Early Retirement Age is the latest of:

                  (1) the earliest date, under the plan, on which the Participant may elect to receive retirement benefits,

                  (2) the first day of the 120th month beginning before the Participant reaches Normal Retirement Age, or

                  (3) the date the Participant begins participation under the Plan.

                                   Article 10
                             Required Distributions

This Article provides for the required commencement of distributions upon certain events. In addition, this Article places limitations on the period over which distribution may be made to a Participant or Beneficiary. To the extent the distribution provisions of this Plan, particularly Articles 8 and 9, are inconsistent with the provisions of this Article 10, the provisions of this Article control. Part 13 of the Agreement contains specific elections for applying the rules under this Article 10.

10.1     Required Distributions Before Death.

         (a) Deferred distributions. Unless a Participant elects to defer receipt of benefits, distribution will be made to the Participant no later than the 60th day after the latest of the close of the Plan Year in which:

                  (1) the Participant attains age 65 (or Normal Retirement Age, if earlier);

                  (2) occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan; or,

                  (3)      the Participant terminates service with the Employer.

                  A Participant who terminates employment with the Employer after attaining Normal Retirement Age (or age 62, if later) and who does not elect to defer the receipt of benefits in accordance with this Section will receive a distribution of his/her entire vested Account Balance within an administratively practicable time following termination of employment, regardless of any contrary election under Part 9 of the Agreement.

                  A terminated Participant is deemed to defer the commencement of benefits as required by this Section if the Participant (and spouse, if applicable) does not consent to receive a distribution which is subject to the Participant (and spousal) consent requirements under Section 8.7 and Article 9.

         (b) Required minimum distributions. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date (as defined in Section 10.3(a)) over one of the following periods (or a combination thereof):

                  (1)      the life of the Participant,

                  (2)      the life of the Participant and a Designated
                           Beneficiary,

                  (3) a period certain not extending beyond the Life Expectancy of the Participant, or

                  (4) a period certain not extending beyond the joint and last survivor Life Expectancy of the Participant and a Designated Beneficiary.

                  If the Participant's interest is to be distributed over a period designated under (3) or (4) above, the amount required to be distributed for each calendar year must at least equal the quotient obtained by dividing the Participant's Benefit (as determined under Section 10.3(g)) by the lesser of (i) the Applicable Life Expectancy or (ii) if the Participant's Designated Beneficiary is not his/her spouse, the minimum distribution incidental benefit factor set forth in regulations issued under Code ss.401(a)(9). Distributions after the death of the Participant shall be determined using the Applicable Life Expectancy as the relevant divisor regardless of the Participant's Designated Beneficiary.

                  The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other Distribution Calendar Years, including the minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

                  If a Participant receives a distribution in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Code ss.401(a)(9) and the regulations thereunder.

10.2     Required Distributions After Death.

         (a) Distribution beginning before death. If the Participant dies after he/she has begun receiving distributions under Section 10.1(b), the remaining portion of the Participant's vested Account Balance shall continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

         (b)      Distribution beginning after death. Subject to the rules under
                  Section 8.4(b), if the Participant dies before receiving distributions under Section 10.1(b), distribution of the Participant's entire vested Account Balance shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death, except to the extent an election is made to receive distributions in accordance with (1) or (2) below.

                  (1) To the extent any portion of the Participant's vested Account Balance is payable to a Designated Beneficiary, distributions may be made over the life of the Designated Beneficiary or over a period certain not greater than the Life Expectancy of the Designated Beneficiary, provided such distributions begin on or before December 31 of the calendar year immediately following the calendar year in which the Participant died.

                  (2) If the Designated Beneficiary is the Participant's surviving spouse, he/she may delay the distribution under (1) until December 31 of the calendar year in which the Participant would have attained age 70-1/2, if such date is later than the date described in (1).

                  If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                  For purposes of this Section 10.2(b), if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of this Section 10.2(b), with the exception of subparagraph (2) above, shall be applied as if the surviving spouse were the Participant.

10.3     Definitions.

         (a) Required Beginning Date. A Participant's Required Beginning Date is the date designated under Section (1)(i) or (ii) below, as applicable, unless the Employer elects under Part 13(c)(1) of the Agreement to apply the Old-Law Required
                  Beginning Date, as described in Section (2) below. If the Employer does not select the Old-Law Required Beginning Date under Part 13(c)(1), the Required Beginning Date rules under Section (1) below apply. (But see Section 10.4 for special rules dealing with operational compliance with the SBJPA Legislation.)

                  (1) Required Beginning Date. If the Employer does not elect to apply the Old-Law Required Beginning Date under Part 13(c)(1) of the Agreement, a Participant's Required Beginning Date under the Plan is:

                           (i) For Five-Percent Owners. April 1 that follows the end of the calendar year in which the Participant attains age 70 1/2.

                           (ii) For Participants other than Five-Percent Owners. April 1 that follows the end of the calendar year in which the later of the following two events occurs:

                                    (A)    the Participant attains age 70 1/2 or

                                    (B)    the Participant retires.

                           If a Participant is not a Five-Percent Owner for the Plan Year that ends with or within the calendar year in which the Participant attains age 70-1/2, and the Participant has not retired by the end of such calendar year, his/her Required Beginning Date is April 1 that follows the end of the first subsequent calendar year in which the Participant becomes a Five-Percent Owner or retires.

                           A Participant may begin in-service distributions prior to his/her Required Beginning Date only to the extent authorized under Article 10 and Part 9 of the Agreement. However, if this Plan were amended to add the Required Beginning Date rules under this Section
                           (1), a Participant who attained age 70 1/2 prior to January 1, 1999 (or, if later, January 1 following the date the Plan is first amended to contain the Required Beginning Date rules under this Section (1)) may receive in-service minimum distributions in accordance with the terms of the Plan in existence prior to such amendment.

                  (2) Old-Law Required Beginning Date. If the Old-Law Required Beginning Date is elected under Part 13(c) of the Agreement, the Required Beginning Date for all Participants will be determined under Section (1)(i) above, without regard to the rule in Section (1)(ii). The Required Beginning Date for all Participants under the Plan will be April 1 of the calendar year following attainment of age 70 1/2.

         (b) Five-Percent Owner. A Participant is a Five-Percent Owner for purposes of this Section if such Participant is a Five-Percent Owner (as defined in Section 22.79) at any time during the Plan Year ending with or within the calendar year in which the Participant attains age 70 1/2. Once distributions have begun to a Five-Percent Owner under this Article, they must continue to be distributed, even if the Participant ceases to be a Five-Percent Owner in a subsequent year.

         (c) Designated Beneficiary. A Beneficiary designated by the Participant (or the Plan), whose Life Expectancy may be taken into account to calculate minimum distributions, pursuant to Code ss.401(a)(9) and the regulations thereunder.

         (d) Applicable Life Expectancy. The determination of the Applicable Life Expectancy depends on whether the term certain method or the recalculation method is being use to adjust the Life Expectancy in each Distribution Calendar Year. If the term certain method is being used, the Life Expectancy determined for the first Distribution Calendar Year is reduced by one for each subsequent Distribution Year. If the recalculation method is used, the following rules apply:

                  (1) If the Life Expectancy is the Participant's (or surviving spouse's) single Life Expectancy, the Applicable Life Expectancy is redetermined for each Distribution Year based on the Participant's (or surviving spouse's) age on his/her birthday which falls in such year.

                  (2) If the Life Expectancy is a joint and last survivor Life Expectancy based on the ages of the Participant and the Participant's spouse, the Applicable Life Expectancy is redetermined for each Distribution Year based on the ages of the individuals on their birthdays which fall in such year.

                  If the Designated Beneficiary is not the Participant's spouse, the term certain method will apply to any Applicable Life Expectancy which is based on the joint and last survivor Life Expectancy of the Participant and the Designated Beneficiary, or which is based on the single Life Expectancy of the Designated Beneficiary. If the Designated Beneficiary is the Participant's spouse, or if the Participant's (or surviving spouse's) single life expectancy is the Applicable Life Expectancy, the term certain method is used unless the recalculation method is elected by the Participant (or by the surviving spouse). An election to recalculate Life Expectancy (or the failure to elect recalculation) shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years.

         (e) Life Expectancy. For purposes of determining a Participant's required minimum distribution amount, Life Expectancy and joint and last survivor Life Expectancy are computed using the expected return multiples in Tables V and VI of ss.1.72-9 of the Income Tax Regulations.

         (f) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 10.2.

         (g) Participant's Benefit. For purposes of determining a Participant's required minimum distribution, the Participant's Benefit is determined based on his/her Account Balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year increased by the amount of any contributions or forfeitures allocated to the Account Balance as of dates in the Distribution Calendar Year after the valuation date and decreased by distributions made in the Distribution Calendar Year after the Valuation Date.

                  If any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

10.4 SBJPA Elections. If this Plan is being restated to comply with the SBJPA Legislation (as defined in Section 22.156), Part 13(c) of the Agreement permits the Employer to designate how it operated this Plan in compliance with the required minimum distribution rules for years prior to the date the Plan is adopted.

         (a) Distributions under Old-Law Required Beginning Date rules. Unless the Employer specifically elects to apply the Old-Law Required Beginning Date rule under Part 13(c)(1) of the Agreement, the Required Beginning Date rules (as described in
                  Section 10.3(a)(1)) apply. However, if prior to the adoption of this Prototype Plan, the terms of the Plan reflect the Old-Law Required Beginning Date, minimum distributions for such years are required to be calculated in accordance with that Old-Law Required Beginning Date, except to the extent any operational elections described in (b) or (c) below applied.

         (b) Option to postpone distributions. For calendar years beginning after December 31, 1996 and prior to the restatement of this Plan to comply with the SBJPA changes, the Plan may have permitted Participants (other than Five-Percent Owners) who would otherwise have begun receiving minimum distributions under the terms of the Plan in effect for such years to postpone receiving their minimum distributions until the Required Beginning Date under Section 10.3(a)(1), even though the terms of the Plan (prior to the restatement) did not permit such an election. Part 13(c)(2)(i) of the Agreement permits the Employer to specify the years during which Participants were permitted to postpone receiving minimum distributions under the Plan.

         (c) Election to stop minimum required distributions. A Participant (other than a Five-Percent Owner) who began receiving minimum distributions in accordance with the Old-Law Required Beginning Date rules under the Plan prior to the date the Plan was amended to comply with the SBJPA changes generally must continue to receive such minimum distributions, even if the Participant is still employed with the Employer. However, prior to the restatement of this Plan to comply with the SBJPA changes, the Plan may have permitted Participants to stop minimum distributions if they had not reached the Required Beginning Date described in Section 10.3(a)(1), even though the terms of the Plan did not permit such an election. Under Part 13(c)
                  (2)(ii) of the Agreement, the Employer may designate the year in which Participants were permitted to stop receiving minimum distributions in accordance with this Section. A Participant must recommence minimum distributions as required under the Required Beginning Date rules applicable under this restated Plan.

                  A Participant's election to stop and recommence distributions is subject to the spousal consent requirements under Article 9, if the Plan is otherwise subject to the Joint and Survivor Annuity requirements, and is subject to the terms of any applicable QDRO. The manner in which the Plan must comply with the spousal consent requirements depends on whether or not the Employer elects under Part 13(c)(2)(iii) of the Agreement to have the recommencement of benefit constitute a new Distribution Commencement Date. If the Plan is not otherwise subject to the Joint and Survivor Annuity requirements, Part 13(c)(2)(iii) need not be completed.

                  (1) New Distribution Commencement Date. If the Employer elects under Part 13(c)(2)(iii)(A) of the Agreement that recommencement of benefits will create a new Distribution Commencement Date, no spousal consent is required for a Participant to elect to stop distributions, except where such distributions are being paid in the form of a QJSA. Where such distributions are being paid in the form of a QJSA, in order to comply with this Section (1), the person who was the Participant's spouse on the original Distribution Commencement Date must consent to the election to stop distributions and the spouse's consent must acknowledge the effect of the election. Because there is a new Distribution Commencement Date upon recommencement of benefits, the Plan, in order to satisfy this Section (1), must comply with all of the requirements of Article 9 upon such recommencement, including payment of a QPSA (as defined in Section 9.4(b)) if the Participant dies before the new Distribution Commencement Date.

                  (2) No new Distribution Commencement Date. If the Employer elects under Part 13(c)(2)(iii)(B) of the Agreement that recommencement of benefits will not create a new Distribution Commencement Date, no spousal consent is required for the Participant to elect to stop required minimum distributions prior to retirement. In addition, no spousal consent is required when payments recommence to the Participant if:

                           (i) payments recommence to the Participant with the same Beneficiary and in a form of benefit that is the same but for the cessation of distributions;

                           (ii) the individual who was the Participant's spouse on the Distribution Commencement Date executed a general consent within the
                                    meaning  of  ss.1.401(a)-20,   A-31  of  the
                                    regulations; or

                           (iii) the individual who was the Participant's spouse on the Distribution Commencement Date executed a specific consent to waive a QJSA within the meaning of ss.1.401(a)-20, A-31, and the Participant is not married to that individual when benefits recommence.

                           To qualify under this Section (2), consent of the individual who was the Participant's spouse on the Distribution Commencement Date is required prior to recommencement of distributions if the Participant chooses to recommence benefits in a different form than the form in which benefits were being distributed prior to the cessation of distributions or with a different Beneficiary. Consent of the Participant's spouse is also required if the original form of distribution was a QJSA (as defined in Section 9.4(a)) or the spouse originally executed a specific consent to waive the QJSA within the meaning of ss.1.401(a)-20, A-31, of the regulations, and the Participant is still married to that individual when benefits recommence.

10.5     Transitional Rule.

The  minimum  distribution   requirements  in  Section  10.2  do  not  apply  if
distribution of the Participant's Account Balance is subject to a TEFRA ss.242(b)(2) election. A TEFRA ss.242(b) election overrides the minimum required distribution rules only if the following requirements are satisfied.

         (a) The distribution by the Plan is one which would not have disqualified the Plan under ss.401(a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

         (b) The distribution is in accordance with a method of distribution designated by the Participant whose interest in the Plan is being distributed or, if the Participant is deceased, by a Beneficiary of such Participant.

         (c) Such designation was in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984.

         (d) The Participant had accrued a benefit under the Plan as of December 31, 1983.

         (e) The method of distribution designated by the Participant or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority.

A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Participant.

For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Participant, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in Sections (a) and (e) above.

If a designation is revoked any subsequent distribution must satisfy the requirements of Code ss.401(a)(9) and the proposed regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code ss.401(a)(9) and the proposed regulations thereunder, but for the TEFRA ss.242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in ss.1.401(a)(9)-2 of the proposed regulations (or other applicable regulations). Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&As J-2 and J-3 of ss.1.401(a)(9)-1 of the proposed regulations (or other applicable regulations) shall apply.

                                   Article 11
                 Plan Administration and Special Operating Rules

This Article describes the duties and responsibilities of the Plan Administrator. In addition, this Article sets forth default QDRO procedures and benefit claims procedures, as well as special operating rules when an Employer is a member of a Related Employer group and when there is a Short Plan Year. Provisions related to Plan accounting and investments are contained in Article 13.

11.1 Plan  Administrator.  The  Employer is the Plan  Administrator,  unless the
Employer designates in writing another person or persons as the Plan Administrator. The Employer may designate the Plan Administrator by name, by reference to the person or group of persons holding a certain position, by reference to a procedure under which the Plan Administrator is designated, or by reference to a person or group of persons charged with the specific responsibilities of Plan Administrator. If any Related Employer has executed a Co-Sponsor Adoption Page, the Employer referred to in this Section is the Employer that executes the Signature Page of the Agreement.

         (a) Acceptance of responsibility by designated Plan Administrator. If the Employer designates a Plan Administrator other than itself, the designated Plan Administrator must accept its responsibilities in writing. The designated Plan Administrator will serve in a manner and for the time period as agreed upon with the Employer. If more than one person has the responsibility of Plan Administrator, the group shall act by majority vote, but may designate specific persons to act on the Plan Administrator's behalf.

         (b) Resignation of designated Plan Administrator. A designated Plan Administrator may resign by delivering a written resignation to the Employer. The Employer may remove a designated Plan Administrator by delivering a written notice of removal. If a designated Plan Administrator resigns or is removed, and no new Plan Administrator is designated, the Employer is the Plan Administrator.

         (c) Named Fiduciary. The Plan Administrator is the Plan's Named Fiduciary, unless the Plan Administrator specifically names another person as Named Fiduciary.

11.2 Duties and Powers of the Plan Administrator. The Plan Administrator will administer the Plan for the exclusive benefit of the Plan Participants and Beneficiaries, and in accordance with the terms of the Plan. To the extent the terms of the Plan are unclear, the Plan Administrator may interpret the Plan, provided such interpretation is consistent with the rules of ERISA and Code ss.401 and is performed in a uniform and nondiscriminatory manner. This right to interpret the Plan is an express grant of discretionary authority to resolve ambiguities in the Plan document and to make discretionary decisions regarding the interpretation of the Plan's terms, including who is eligible to participate under the Plan, and the benefit rights of a Participant or Beneficiary. The Plan Administrator will not be held liable for any interpretation of the Plan terms or decision regarding the application of a Plan provision provided such interpretation or decision is not arbitrary or capricious.

         (a) Delegation of duties and powers. To the extent provided for in an agreement with the Employer, the Plan Administrator may delegate its duties and powers to one or more persons. Such delegation must be in writing and accepted by the person or persons receiving the delegation.

         (b) Specific duties and powers. The Plan Administrator has the general responsibility to control and manage the operation of the Plan. This responsibility includes, but is not limited to, the following:

                  (1) To construe and enforce the terms of the Plan, including those related to Plan eligibility, vesting and benefits;

                  (2) To develop separate procedures, consistent with the terms of the Plan, to assist in the administration of the Plan, including the adoption of separate or modified loan policy procedures (see Article 14), procedures for direction of investment by Participants (see Section 13.5(c)), procedures for determining whether domestic relations orders are QDROs (see Section 11.5), and procedures for the proper determination of investment earnings to be allocated to Participants' Accounts (see Section 13.4);

                  (3) To communicate with the Trustee and other responsible persons with respect to the crediting of Plan contributions, the disbursement of Plan distributions and other relevant matters;

                  (4) To maintain all necessary records which may be required for tax and other administration purposes;

                  (5) To furnish and to file all appropriate notices, reports and other information to Participants, Beneficiaries, the Employer, the Trustee and government agencies (as necessary);

                  (6) To answer questions Participants and Beneficiaries may have relating to the Plan and their benefits;

                  (7) To review and decide on claims for benefits under the Plan;

                  (8) To retain the services of other persons, including investment managers, attorneys, consultants, advisors and others, to assist in the administration of the plan;

                  (9) To correct any defect or error in the administration of the Plan; and

                  (10) To establish a "funding policy and method" for the Plan for purposes of ensuring the Plan is satisfying its financial objectives and is able to meet its liquidity needs.

                  (11) To suspend contributions, including Section 401(k) Deferrals and/or Employee After-Tax Contributions, on behalf of any or all Highly Compensated Employees, if the Plan Administrator reasonably believes that such contributions will cause the Plan to discriminate in favor of Highly Compensated Employees. See Sections 17.2(e) and 17.3(e).

11.3 Employer Responsibilities. The Employer will provide in a timely manner all appropriate information necessary for the Plan Administrator to perform its duties. This information includes, but is not limited to, Participant compensation data, Employee employment, service and termination information, and other information the Plan Administrator may require. The Plan Administrator may rely on the accuracy of any information and data provided by the Employer.

11.4 Plan Administration Expenses. All reasonable expenses related to plan administration will be paid from Plan assets, except to the extent the expenses are paid by the Employer.

11.5     Qualified Domestic Relations Orders (QDROs).

         (a) In general. The Plan Administrator must develop written procedures for determining whether a domestic relations order is a QDRO and for administering distributions under a QDRO. For this purpose, the Plan Administrator may use the default QDRO procedures set forth in Section (h) below or may develop separate QDRO procedures.

         (b) Qualified Domestic Relations Order (QDRO). A QDRO is a domestic relations order that creates or recognizes the existence of an Alternate Payee's right to receive, or assigns to an Alternate Payee the right to receive, all or a portion of the benefits payable with respect to a Participant under the Plan. The QDRO must contain certain information and meet other requirements described in this Section 11.5.

         (c) Recognition as a QDRO. To be recognized as a QDRO, an order must be a "domestic relations order" that relates to the provision of child support, alimony payments, or marital property rights for the benefit of an Alternate Payee. The Plan Administrator is not required to determine whether the court or agency issuing the domestic relations order had jurisdiction to issue an order, whether state law is correctly applied in the order, whether service was properly made on the parties, or whether an individual identified in an order as an Alternate Payee is a proper Alternate Payee under state law.

                  (1) Domestic relations order. A domestic relations order is a judgment, decree, or order (including the approval of a property settlement) that is made pursuant to state domestic relations law (including community property law).

                  (2) Alternate Payee. An Alternate Payee must be a spouse, former spouse, child, or other dependent of a Participant.

         (d) Contents of QDRO. A QDRO must contain the following information:

                  (1) the name and last known mailing address of the Participant and each Alternate Payee;

                  (2)      the name of each plan to which the order applies;

                  (3) the dollar amount or percentage (or the method of determining the amount or percentage) of the benefit tobe paid to the Alternate Payee; and

                  (4) the number of payments or time period to which the order applies.

         (e)      Impermissible QDRO provisions.

                  (1) The order must not require the Plan to provide an Alternate Payee or Participant with any type or form of benefit, or any option, not otherwise provided under the Plan;

                  (2) The order must not require the Plan to provide for increased benefits (determined on the basis of actuarial value);

                  (3) The order must not require the Plan to pay benefits to an Alternate Payee that are required to be paid to another Alternate Payee under another order previously determined to be a QDRO; and

                  (4) The order must not require the Plan to pay benefits to an Alternate Payee in the form of a Qualified Joint and Survivor Annuity for the lives of the Alternate Payee and his or her subsequent spouse.

         (f) Immediate distribution to Alternate Payee. Even if a Participant is not eligible to receive an immediate distribution from the Plan, an Alternate Payee may receive a QDRO benefit immediately in a lump sum, provided such distribution is consistent with the QDRO provisions.

         (g) No fee for QDRO determination. The Plan Administrator shall not condition the making of a QDRO determination on the payment of a fee by a Participant or an Alternate Payee (either directly or as a charge against the Participant's Account).

         (h) Default QDRO procedure. If the Plan Administrator chooses this default QDRO procedure or if the Plan Administrator does not establish a separate QDRO procedure, this Section 11.5(h) will apply as the procedure the Plan Administrator will use to determine whether a domestic relations order is a QDRO. This default QDRO procedure incorporates the requirements set forth under Sections 11.5(a) through (g).

                  (1) Access to information. The Plan Administrator will provide access to Plan and Participant benefit information sufficient for a prospective Alternate Payee to prepare a QDRO. Such information might include the summary plan description, other relevant plan documents, and a statement of the Participant's benefit entitlements. The disclosure of this information is conditioned on the prospective Alternate Payee providing to the Plan Administrator information sufficient to reasonably establish that the disclosure request is being made in connection with a domestic relations order.

                  (2) Notifications to Participant and Alternate Payee. The Plan Administrator will promptly notify the affected Participant and each Alternate Payee named in the domestic relations order of the receipt of the order. The Plan Administrator will send the notification to the address included in the domestic relations order. Along with the notification, the Plan Administrator will provide a copy of the Plan's procedures for determining whether a domestic relations order is a QDRO.

                  (3) Alternate Payee representative. The prospective Alternate Payee may designate a representative to receive copies of notices and Plan information that are sent to the Alternate Payee with respect to the domestic relations order.

                  (4) Evaluation of domestic relations order. Within a reasonable period of time, the Plan Administrator will evaluate the domestic relations order to determine whether it is a QDRO. A reasonable period will depend on the specific circumstances. The domestic relations order must contain the information described in Section 11.5(c). If the order is only deficient in a minor respect, the Plan Administrator may supplement information in the order from information within the Plan Administrator's control or through communication with the prospective Alternate Payee.

                           (i) Separate accounting. Upon receipt of a domestic relations order, the Plan Administrator will separately account for and preserve the amounts that would be payable to an Alternate Payee until a determination is made with respect to the status of the order. During the period in which the status of the order is being determined, the Plan Administrator will take whatever steps are necessary to ensure that amounts that would be payable to the Alternate Payee, if the order were a QDRO, are not distributed to the Participant or any other person. The separate accounting requirement may be satisfied, at the Plan Administrator's discretion, by a segregation of the assets that are subject to separate accounting.

                           (ii) Separate accounting until the end of "18 month period." The Plan Administrator will continue to separately account for amounts that are payable under the QDRO until the end of an "18-month period." The "18-month period" will begin on the first date following the Plan's receipt of the order upon which a payment would be required to be made to an Alternate Payee under the order. If, within the "18-month period," the Plan Administrator determines that the order is a QDRO, the Plan Administrator must pay the Alternate Payee in accordance with the terms of the QDRO. If, however, the Plan Administrator determines within the "18-month period" that the order is not a QDRO, or if the status of the order is not resolved by the end of the "18-month period, " the Plan Administrator may pay out the amounts otherwise payable under the order to the person or persons who would have been entitled to such amounts if there had been no order. If the order is later determined to be a QDRO, the order will apply only prospectively; that is, the Alternate Payee will be entitled only to amounts payable under the order after the subsequent determination.

                           (iii) Preliminary review. The Plan Administrator will perform a preliminary review of the domestic relations order to determine if it is a QDRO. If this preliminary review indicates the order is deficient in some manner, the Plan Administrator will allow the parties to attempt to correct any deficiency before issuing a final decision on the domestic relations order. The ability to correct is limited to a reasonable period of time.

                           (iv) Notification of determination. The Plan Administrator will notify in writing the Participant and each Alternate Payee of the Plan Administrator's decision as to whether a domestic relations order is a QDRO. In the case of a determination that an order is not a QDRO, the written notice will contain the following information:

                                    (A)     references to the Plan provisions on
                                            which the Plan Administrator based
                                            its decision;

                                    (B)     an  explanation  of any time  limits
                                            that  apply to rights  available  to
                                            the parties  under the Plan (such as
                                            the   duration  of  any   protective
                                            actions the Plan  Administrator will
                                            take); and

                                    (C)     a  description   of  any  additional
                                            material,       information,      or
                                            modifications   necessary   for  the
                                            order   to   be  a   QDRO   and   an
                                            explanation  of why  such  material,
                                            information,  or  modifications  are
                                            necessary.

                           (v) Treatment of Alternate Payee. If an order is accepted as a QDRO, the Plan Administrator will act in accordance with the terms of the QDRO as if it were a part of the Plan. An Alternate Payee will be considered a Beneficiary under the Plan and be afforded the same rights as a Beneficiary. The Plan Administrator will provide any appropriate disclosure information relating to the Plan to the Alternate Payee.

11.6 Claims Procedure. Unless the Plan uses the default claims procedure under Section (e) below, the Plan Administrator shall establish a procedure for benefit claims consistent with the requirements of ERISA Reg. ss.2560.503-1.The Plan Administrator is authorized to conduct an examination of the relevant facts to determine the merits of a Participant's or Beneficiary's claim for Plan benefits. The claims procedure must incorporate the following guidelines:

         (a) Filing a claim. The claims procedure will set forth a reasonable means for a Participant or Beneficiary to file a claim for benefits under the Plan.

         (b) Notification of Plan Administrator's decision. The Plan Administrator must provide a claimant with written notification of the Plan Administrator's decision relating to a claim within a reasonable period of time (not more than 90 days unless special circumstances require an extension to process the claim) after the claim was filed. If the claim is denied, the notification must set forth the reasons for the denial, specific reference to pertinent Plan provisions on which the denial is based, a description of any additional information necessary for the claimant to perfect the claim, and the steps the claimant must take to submit the claim for review.

         (c) Review procedure. The claims procedure will provide a claimant a reasonable opportunity to have a full and fair review of a denied claim. Such procedure shall allow a review upon a written application, for the claimant to review pertinent documents, and to allow the claimant to submit written comments to the Plan Administrator. The procedure may establish a limited period (not less than 60 days after the claimant receives written notification of the denial of the claim) for the claimant to request a review of the claim denial.

         (d) Decision on review. If a claimant requests a review, the Plan Administrator must respond promptly to the request. Unless special circumstances exist (such as the need for a hearing), the Plan Administrator must respond in writing within 60 days of date the claimant submitted the review application. The response must explain the Plan Administrator's decision on review.

         (e) Default claims procedure. If the Plan Administrator chooses this default claims procedure or if the Plan Administrator does not establish a separate claims procedure, the following will apply.

                  (1) A person may submit to the Plan Administrator a written claim for benefits under the Plan. The claim shall be submitted on a form provided by the Plan Administrator.

                  (2) The Plan Administrator will evaluate the claim to determine if benefits are payable to the Participant or Beneficiary under the terms of the Plan. The Plan Administrator may solicit additional information from the claimant if necessary to evaluate the claim.

                  (3) If the Plan Administrator determines the claim is valid, the Participant or Beneficiary will receive in writing from the Plan Administrator a statement describing the amount of benefit, the method or methods of payment, the timing of distributions and other information relevant to the payment of the benefit.

                  (4) If the Plan Administrator denies all or any portion of the claim, the claimant will receive, within 90 days after receipt of the claim form, a written explanation setting forth the reasons for the denial, specific reference to pertinent Plan provisions on which the denial is based, a description of any additional information necessary for the claimant to perfect the claim, and the steps the claimant must take to submit the claim for review.

                  (5) The claimant has 60 days from the date the claimant received the denial of claim to appeal the adverse decision of the Plan Administrator. The claimant may review pertinent documents and submit written comments to the Plan Administrator. The Plan Administrator will submit all relevant documentation to the Employer. The Employer may hold a hearing or seek additional information from the claimant and the Plan Administrator.

                  (6)      Within  60 days (or  such  longer  period  due to the
                           circumstances) of the request for review, the Employer will render a written decision on the claimant's appeal. The Employer shall explain the decision, in terms that are understandable to the claimant and by specific references to the Plan document provisions.

11.7 Operational Rules for Short Plan Years. The following operational rules apply if the Plan has a Short Plan Year. A Short Plan Year is any Plan Year that is less than a 12-month period, either because of the amendment of the Plan Year, or because the Effective Date of a new Plan is less than 12 months prior to the end of the first Plan Year.

         (a) If an Eligibility Computation Period or Vesting Computation Period is based on the Plan Year, the applicable computation period begins on the first day of the Short Plan Year, but such period ends on the day which is 12 months from the first day of such Short Plan Year. Thus, the computation period that begins on the first day of the Short Plan Year overlaps with the computation period that starts on the first day of the next Plan Year. This rule applies only to an Employee who has at least one Hour of Service during the Short Plan Year.

         (b) If the Short Plan Year is an allocation period for any Employer Contributions, any Hours of Service requirement for an allocation of such Employer Contributions will not be prorated unless otherwise specified in Part 4 of the Agreement.

         (c) If the Permitted Disparity Method is used to allocate any Employer Contributions made for a Short Plan Year, the Integration Level will be prorated to reflect the number of months (or partial months) included in the Short Plan Year.

         (d) The Compensation Dollar Limitation, as defined in Section 22.30, will be prorated to reflect the number of months (or partial months) included in the Short Plan Year unless the compensation used for such Short Plan Year is a period of 12 months.

In all other respects, the Plan shall be operated for the Short Plan Year in the same manner as for a 12-month Plan Year, unless the context requires otherwise. If the terms of the Plan are ambiguous with respect to the operation of the Plan for a Short Plan Year, the Plan Administrator has the authority to make a final determination on the proper interpretation of the Plan.

11.8 Operational Rules for Related Employer Groups. If an Employer has one or more Related Employers, the Employer and such Related Employer(s) constitute a Related Employer group. In such case, the following rules apply to the operation of the Plan.

         (a) If the term "Employer" is used in the context of administrative functions necessary to the operation, establishment, maintenance, or termination of the Plan, only the Employer executing the Signature Page of the Agreement, and any Co-Sponsor of the Plan, is treated as the Employer.

         (b) Hours of Service are determined by treating all members of the Related Employer group as the Employer.

         (c) The term Excluded Employee is determined by treating all members of the Related Employer group as the Employer, except as specifically provided in the Plan.

         (d) Compensation is determined by treating all members of the Related Employer group as the Employer, except as specifically provided in the Plan.

         (e) An Employee is not treated as separated from service or terminated from employment if the Employee is employed by any member of the Related Employer group.

         (f) The Annual Additions Limitation described in Article 7 and the Top-Heavy Plan rules described in Article 16 are applied by treating all members of the Related Employer group as the Employer.

In all other contexts, the term "Employer" generally means a reference to all members of the Related Employer group, unless the context requires otherwise. If the terms of the Plan are ambiguous with respect to the treatment of the Related Employer group as the Employer, the Plan Administrator has the authority to make a final determination on the proper interpretation of the Plan.

                                   Article 12
                                Trust Provisions

This Article sets forth the creation of the Plan's Trust and the duties and responsibilities of the Trustee under the Plan. By executing the Trustee Designation under the Agreement, the Trustee agrees to be bound by the duties, responsibilities and liabilities imposed on the Trustee under the Plan and to act in accordance with the terms of this Plan. The Employer may act as Trustee under the Plan by executing the Trustee Designation.

12.1 Creation of Trust. By adopting this Plan, the Employer creates a Trust to hold the assets of the Plan. The Trustee is the owner of the Plan assets held by the Trust. The Trustee is to hold the Plan assets for the exclusive benefit of Plan Participants and Beneficiaries. Plan Participants and Beneficiaries do not have ownership interests in the assets held by the Trust.

12.2 Trustee. The Trustee identified in the Trustee Declaration under the Agreement may act either as a Discretionary Trustee or as a Directed Trustee. Regardless of which type of designation is selected, the Trustee will not be liable for any actions it takes in reliance upon the written instructions or directions of the Plan Administrator, the Employer, a properly appointed investment manager, or other Named Fiduciary. In addition, if the Trustee follows the proper investment direction of a Participant, the Trustee will not be liable for any consequences of such direction, to the extent the requirements of ERISA ss.404(c), as described in Section 13.5(c)(2), are met.

         (a) Discretionary Trustee. A Discretionary Trustee has discretionary authority with respect to the investment of Plan assets. Notwithstanding a Trustee's designation as a discretionary Trustee, a Trustee's discretion is limited to the extent Participants are permitted to give investment direction, or other third parties are given the right to direct the Trustee under an agreement between the Plan Administrator and the Trustee.


         (b) Directed Trustee. A Directed Trustee does not have any discretionary authority with respect to the investment of Plan assets. The Trustee must act solely within the written direction of the Plan Administrator, the Employer, a properly appointed investment manager, or a Named Fiduciary. In addition, the Trustee may follow the proper investment direction of a Participant.

12.3 Responsibilities of Trustee. The Trustee shall be responsible for the safekeeping of the assets of the Trust in accordance with the provisions of this Plan. This Section outlines the Trustee's powers, rights and duties under the Plan. In addition to the powers, rights and duties enumerated under this Section, the Trustee has whatever powers are necessary to carry out its duties in a prudent manner. The Trustee's powers, rights and duties may be supplemented or limited by a separate trust agreement, investment policy, funding agreement, or other binding document entered into between the Trustee and the Plan Administrator which designates the Trustee's responsibilities with respect to the Plan. A separate trust agreement must be consistent with the terms of this Plan and must comply with all qualification requirements under the Code and regulations. To the extent the exercise of any power, right or duty is subject to discretion, such exercise by a Directed Trustee must be made at the direction of the Plan Administrator, the Employer, a Participant or other Named Fiduciary.

         (a) The Trustee may invest, manage and control the Plan assets in a manner which is consistent with the Plan's funding policy and investment objectives. The Trustee may invest in any investment, as authorized under Section 13.5, which the Trustee deems advisable and prudent, subject to the proper written direction of the Plan Administrator, the Employer, a properly appointed investment manager, a Participant or a Named Fiduciary.

         (b) The Trustee will receive all contributions made under the terms of the Plan. The Trustee is not obligated in any manner to ensure that such contributions are correct in amount or that such contributions comply with the terms of the Plan. In addition, the Trustee is under no obligation to request that the Employer make contributions to the Plan. The Trustee is not liable for the manner in which such amounts are deposited or the allocation between Participant's Accounts, to the extent the Trustee follows the written direction of the Plan Administrator.

         (c) The Trustee will make distributions from the Trust in accordance with the written directions of the Plan Administrator or other authorized representative. To the extent the Trustee follows such written direction, the Trustee is not obligated in any manner to ensure a distri-bution complies with the terms of the Plan, that a Participant or Beneficiary is entitled to such a distri-bution, or that the amount distributed is proper under the terms of the Plan. If there is a dispute as to a payment from the Trust, the Trustee may decline to make payment of such amounts until the proper payment of such amounts is determined by a court of competent jurisdiction, or the Trustee has been indemnified to its satisfaction, or the Plan Administrator directs the Trustee, in writing, regarding the distribution of such disputed amounts.

         (d) The Trustee may retain such portion of the Plan assets in cash or cash balances as the Trustee may, from time to time, deem to be in the best interests of the Plan, without liability for interest thereon.

         (e) The Trustee may collect and receive any and all monies and other property due the Plan and to settle, compromise, or submit to arbitration any claims, debts, or damages with respect to the Plan, and to commence or defend on behalf of the Plan any lawsuit, or other legal or administrative proceedings.

         (f) The Trustee may hold any securities or other property in the name of the Trustee or in the name of the Trustee's nominee, and may hold any investments in bearer form, provided the books and records of the Trustee at all times show such investment to be part of the Trust.

         (g) The Trustee may exercise any of the powers of an individual owner with respect to stocks, bonds, securities or other property, including the right to vote upon such stocks, bonds or securities; to give general or special proxies or powers of attorney; to exercise or sell any conversion privileges, subscription rights, or other options; to participate in corporate reorganizations, mergers, consolidations, or other changes affecting corporate securities; and to make any incidental payments in connection with such stocks, bonds, securities or other property.

         (h) The Trustee may borrow or raise money on behalf of the Plan in such amount, and upon such terms and conditions, as the Trustee deems advisable. The Trustee may issue a promissory note as Trustee to secure the repayment of such amounts and may pledge all, or any part, of the Trust as security.

         (i) The Trustee may employ agents, attorneys, accountants and other third parties to provide counsel on behalf of the Plan, where the Trustee deems advisable. The Trustee may reimburse such persons from the Trust for reasonable expenses and compensation incurred as a result of such employment. The Trustee shall not be liable for the actions of such persons, provided the Trustee acted prudently in the employment and retention of such persons. In addition, the Trustee will not be liable for any actions taken as a result of good faith reliance on the advice of such persons.

         (j) The Trustee is authorized to enter into a transfer agreement with the Trustee of another qualified retirement plan and to accept a transfer of assets from such retirement plan on behalf of any Employee of the Employer. The Trustee is also authorized, upon the written direction of the Plan Administrator, to transfer some or all of a Participant's vested Account Balance to another qualified retirement plan on behalf of such Participant. A transfer agreement entered into by the Trustee does not affect the Plan's status as a Prototype Plan.

         (k) The Trustee is authorized to execute, acknowledge and deliver all documents of transfer and conveyance, receipts, releases, and any other instruments that the Trustee deems necessary or appropriate to carry out its powers, rights and duties hereunder.

         (l) If the Employer maintains more than one Plan, the assets of such Plans may be commingled for investment purposes. The Trustee must separately account for the assets of each Plan and the value of the Accounts of each Participant in each Plan. A commingling of assets, as described in this paragraph, does not cause the Trusts maintained with respect to the Employer's Plans to be treated as a single Trust, except as provided in a separate document authorized in the first paragraph of this Section 12.3.

         (m)      The  Trustee  is   authorized  to  invest  Plan  assets  in  a
                  common/collective trust fund, or in a group trust fund which satisfies the requirements of IRS Revenue Ruling 81-100.

         (n) If the Trustee is a bank or similar financial institution, the Trustee is authorized to invest in any type of deposit of the Trustee (including its own money market fund) at a reasonable rate of interest.

         (o) The Trustee will prepare and file all tax forms and returns for which the Trustee is responsible.

         (p)      The Trustee must be bonded as required by applicable law.

12.4 More than One Person as Trustee. If the Plan has more than one person acting as Trustee, the Trustees may allocate the Trustee responsibilities by mutual agreement and Trustee decisions will be made by a majority vote (unless otherwise agreed to by the Trustees) or as otherwise provided in a separate trust agreement or other binding document.

12.5 Annual Valuation. The Trust assets will be valued at least on an annual basis. The Employer may indicate its intention to value Plan assets on a more frequent basis under Part 12(d) of the Agreement. The Trustee will follow the direction of the Plan Administrator to value the Trust on a more frequent basis, and will perform an interim valuation of the Trust, if requested to do so by the Plan Administrator, pursuant to 13.2(a).

12.6 Reporting to Plan Administrator and Employer. Within a reasonable period following the end of each Plan Year, the Trustee will report to the Plan Administrator and Employer all receipts, disbursements and other transactions effected by the Trustee during the Year, the net income or loss of the Trust for the Plan Year, and such further information as the Trustee and/or Plan Administrator deems appropriate. Upon receipt of such information, the Plan Administrator must promptly notify the Trustee of its approval or disapproval of the information. If the Plan Administrator does not provide a written disapproval within ninety (90) days following the receipt of the information, the Trustee is forever released and discharged from any liability with respect to all matters reflected in such information.

12.7 Reasonable Compensation. The Trustee shall be paid reasonable compensation in an amount agreed upon by the Plan Administrator and Trustee. The Trustee will also be reimbursed for any reasonable expenses or fees incurred in its function as Trustee. An individual Trustee who is already receiving full-time pay as an Employee of the Employer may not receive any additional compensation for services as Trustee. The Plan will pay the reasonable compensation and expenses incurred by the Trustee, pursuant to Section 11.4, unless the Employer pays such compensation and expenses. Any compensation or expense paid directly by the Employer to the Trustee is not an Employer Contribution to the Plan.

12.8 Resignation and Removal of Trustee. The Trustee may resign at any time by delivering to the Employer a written notice of resignation at least thirty (30) days prior to the effective date of such resignation. The Plan Administrator may remove the Trustee at any time, with or without cause, by delivering written notice to the Trustee at least 30 days prior to the effective date of such removal. Upon the resignation, removal, death or incapacity of a Trustee, the Plan Administrator may appoint a successor Trustee which, upon accepting such appointment, will have all the powers, rights and duties conferred upon the preceding Trustee. In the event there is a period of time following the effective date of a Trustee's removal or resignation before a successor Trustee is appointed, the Employer is deemed to be the Trustee. During such period, the Trust continues to be in existence and legally enforceable, and the assets of the Plan shall continue to be protected by the provisions of the Trust.

12.9 Indemnification of Trustee. The Employer agrees to indemnify and hold harmless the Trustee against any and all claims, losses, damages, expenses and liabilities for any action taken or omitted by the Trustee pursuant to the written direction of the Plan Administrator, the Employer, a Named Fiduciary, or other third party with authority to provide direction to the Trustee.

12.10 Appointment of Custodian. The Plan Administrator may appoint a Custodian to hold all or any portion of the Plan assets. A Custodian has the same powers, rights and duties as a Directed Trustee. The Custodian will be protected from any liability with respect to actions taken pursuant to the written direction of the Plan Administrator, the Employer, a Named Fiduciary or other third party with authority to provide direction to the Custodian.

                                   Article 13
                         Plan Accounting and Investments

This Article contains the procedures for valuing Participant Accounts and allocating net income and loss to such Accounts. Part 12 of the Agreement permits the Employer to document its administrative procedures with respect to the valuation of Participant Accounts. Alternatively, the Plan Administrator may adopt separate investment procedures regarding the valuation and investment of Participant Accounts.

13.1 Participant Accounts. The Plan Administrator will establish and maintain a separate Account for each Participant to reflect the Participant's entire interest under the Plan. To the extent applicable, the Plan Administrator may establish and maintain for a Participant any (or all) of the following separate sub-Accounts: Employer Contribution Account, Section 401(k) Deferral Account, Employer Matching Contribution Account, QMAC Account, QNEC Account, Employee After-Tax Contribution Account, Safe Harbor Matching Contribution Account, Safe Harbor Nonelective Contribution Account, Rollover Account, and Transfer Account. The Plan Administrator also may establish and maintain other sub-Accounts as it deems appropriate.

13.2 Value of Participant Accounts. The value of a Participant's Account consists of the fair market value of the Participant's share of the Trust assets. A Participant's share of the Trust assets is determined as of each Valuation Date under the Plan.

         (a) Periodic valuation. The Trustee must value Plan assets at least annually. The Employer may elect under Part 12(d)(2) of the Agreement (or elect operationally) to value assets more frequently than annually. The Plan Administrator may request the Trustee to perform interim valuations, provided such valuations do not result in discrimination in favor of Highly Compensated Employees.

         (b)      Daily valuation.  If the Employer elects daily valuation under
                  Part 12(c) of the Agreement (or, if in operation, elects to have the Plan daily valued), the Plan Administrator may adopt reasonable procedures for performing such valuations. Unless otherwise set forth in the written procedures, a daily valued Plan will have its assets valued at the end of each business day during which the New York Stock Exchange is open. The Plan Administrator has authority to interpret the provisions of this Plan in the context of a daily valuation procedure. This includes, but is not limited to, the determination of the value of the Participant's Account for purposes of Participant loans, distribution and consent rights, and corrective distributions under Article 17.

13.3 Adjustments to Participant Accounts. As of each Valuation Date under the Plan, each Participant's Account is adjusted in the following manner.

         (a) Distributions and forfeitures from a Participant's Account. A Participant's Account will be reduced by any distributions and forfeitures from the Account since the previous Valuation Date.

         (b) Life insurance premiums and dividends. A Participant's Account will be reduced by the amount of any life insurance premium payments made for the benefit of the Participant since the previous Valuation Date. The Account will be credited with any dividends paid on any life insurance policy held by the Trust for the benefit of the Participant. Life insurance policies are not taken into account in making the adjustments under (c) and (d) below.

         (c) Net income or loss attributable to General Trust Account. To the extent a Participant's Account is invested as part of a General Trust Account, such Account is adjusted for its allocable share of net income or loss experienced by the General Trust Account using the Balance Forward Method. Under the Balance Forward Method, the net income or loss of the General Trust Account is allocated on a pro rata basis to the Participant Accounts that are invested in the General Trust Account, based on the value of each Participant's Account as of the prior Valuation Date, reduced for the adjustments described in (a) and (b) above. (See Section 13.4 for procedures for determining net income or loss.)

         (d) Net income or loss attributable to a Directed Account. If the Participant (or Beneficiary) is entitled to direct the investment of all or part of his/her Account (see Section 13.5(c)), the Account (or the portion of the Account which is subject to such direction) will be maintained as a Directed Account, which reflects the value of the directed investments as of any Valuation Date. The assets held in a Directed Account may be (but are not required to be) segregated from the other investments held in the Trust. Net income or loss attributable to the investments made by a Directed Account is allocated to such Account in a manner that reasonably reflects the investment experience of such Directed Account. Where a Directed Account reflects segregated investments, the manner of allocating net income or loss shall not result in a Participant (or Beneficiary) being entitled to distribution from the Directed Account that exceeds the value of such Account as of the date of distribution. (See Section 13.4 for procedures for determining net income or loss.)

         (e) Contributions and forfeitures allocated to a Participant's Account. A Participant's Account will be credited with any contribution or forfeiture allocated to the Participant since the previous Valuation Date.

13.4 Procedures for Determining Net Income or Loss. The Plan Administrator may establish any reasonable procedures for determining net income or loss under
Section 13.3. Such procedures may be reflected in a funding agreement governing the applicable investments under the Plan.

          (a) Special allocation rules. In applying the Balance Forward Method for allocating net income or loss under Section 13.3(c), the Employer may elect under Part 12(d)(3) of the Agreement (or under separate administrative procedures) to adjust each Participant's Account Balance (as of the prior Valuation Date) for the following contributions made since the prior Valuation Date (the "valuation period") which were not reflected in the Participant's Account on such prior Valuation Date: (1) Section 401(k) Deferrals and Employee After-Tax Contributions that are contributed during the valuation period pursuant to the Participant's contribution election, and (2) Employer Contributions (including Employer Matching Contributions) that are contributed during the valuation period and allocated to a Participant's Account during the valuation period. In determining Participants' Account Balances as of the prior Valuation Date, the Employer may elect to apply a weighted average method, that credits each Participant's Account with a portion of the contributions based on the portion of the valuation period for which such contributions were invested, or an adjusted percentage method, that increases each Participant's Account by a specified percentage of such contributions. The Employer may designate under Part 12(d)(3)(iii) of the Agreement to apply the special allocation rules to only particular types of contributions or may designate any other reasonable method for allocating net income and loss under the Plan.

                  (1)      Weighted average method. The Employer may elect under
                           Part 12(d)(3)(i) of the Agreement (or under separate administrative procedures) to apply a weighted average method in determining net income or loss.
                           Under the weighted average method, a Participant's Account Balance as of the prior Valuation Date is adjusted to take into account a portion of the contributions made during the valuation period so that the Participant may receive an allocation of net income or loss for the portion of the valuation period during which such contributions were invested under the Plan. The amount of the adjustment to a Participant's Account Balance is determined by multiplying the contributions made to the Participant's Account during the valuation period by a fraction, the numerator of which is the number of months during the valuation period that such contributions were invested under the Plan and the denominator is the total number of months in the valuation period. The Plan's investment procedures may designate the specific type(s) of contributions eligible for a weighted allocation of net income or loss and may designate alternative methods for determining the weighted allocation, including the use of a uniform weighting period other than months.

                  (2) Adjusted percentage method. The Employer may elect under Part 12(d)(3)(ii) of the Agreement (or under separate investment procedures) to apply an adjusted percentage method of allocating net income or loss. Under the adjusted percentage method, a Participant's Account Balance as of the prior Valuation Date is increased by a percentage of the contributions made to the Participant's Account during the valuation period. The Plan's investment procedures may designate the specific type(s) of contributions eligible for an adjusted percentage allocation and may designate alternative procedures for determining the amount of the adjusted percentage allocation.

         (b) Share or unit accounting. The Plan's investment procedures may provide for share or unit accounting to reflect the value of Accounts, if such method is appropriate for the investments allocable to such Accounts.

         (c) Suspense accounts. The Plan's investment procedures also may provide for special valuation procedures for suspense accounts that are properly established under the Plan.

13.5     Investments under the Plan.

         (a) Investment options. The Trustee or other person(s) responsible for the investment of Plan assets is authorized to invest
                  Plan assets in any prudent investment consistent with the funding policy of the Plan and the requirements of ERISA. Investment options include, but are not limited to, the following: common and preferred stock (including stock bought and sold on margin); Qualifying Employer Securities and Qualifying Employer Real Property (to the extent permitted under (b) below), corporate bonds; mutual funds; money market accounts; certificates of deposit; debentures; commercial paper; put and call options; limited partnerships; mortgages; U.S. Government obligations, including U.S. Treasury notes and bonds; real and personal property; life insurance policies; commodities; savings accounts; and notes. Plan assets may also be invested in a common/collective trust fund, or in a group trust fund which satisfies the requirements of IRS Revenue Ruling 81-100. (b) Limitations on the investment in Qualifying Employer Securities and Qualifying Employer Real Property. The Trustee may invest in Qualifying Employer Securities and Qualifying Employer Real Property up to certain limits.

                  (1) Money purchase pension plan. In the case of a money purchase pension plan, no more than 10% of the fair market value of Plan assets may be invested in Qualifying Employer Securities and Qualifying Employer Real Property.

                  (2) Profit sharing plan other than a 401(k) plan. In the case of a profit sharing plan other than a 401(k) plan, no limit applies to the percentage of Plan assets invested in Qualifying Employer Securities and Qualifying Employer Real Property, except as provided in a funding policy, statement of investment policy, or other separate procedures or documents governing the investment of Plan assets.

                  (3) 401(k) plan. For Plan Years beginning after December 31, 1998, with respect to the portion of the Plan consisting of amounts attributable to Section 401(k) Deferrals, no more than 10% of the fair market value of Plan assets attributable to Section 401(k) Deferrals may be invested in Qualifying Employer Securities and Qualifying Employer Real Property if the Employer, the Trustee, or a person other than the Participant requires any portion of the Section 401(k) Deferrals and attributable earnings to be invested in Qualifying Employer Securities or Qualifying Employer Real Property.

                           (i)      Exceptions to Limitation. The limitation in
                                    (3) shall not apply if any one of the
                                    conditions in (A), (B) or (C) applies.

                                    (A)     Investment    of   Section    401(k)
                                            Deferrals  in  Qualifying   Employer
                                            Securities   or   Qualifying    Real
                                            Property is solely at the discretion
                                            of the Participant.

                                    (B)     As of the last day of the  preceding
                                            Plan Year,  the fair market value of
                                            assets of all profit  sharing  plans
                                            and 401(k) plans of the Employer was
                                            not more than 10% of the fair market
                                            value of all  assets  under  pension
                                            plans maintained by the Employer.

                                    (C)     The   portion  of  a   Participant's
                                            Section 401(k) Deferrals required to
                                            be invested in  Qualifying  Employer
                                            Securities and  Qualifying  Employer
                                            Real Property for the Plan Year does
                                            not exceed 1% of such  Participant's
                                            Included Compensation.

                           (ii) Plan Years Beginning Prior to January 1, 1999. For Plan Years beginning before January 1, 1999, the limitations in this Section (3) do not apply and a 401(k) Plan is treated like any other profit sharing plan.

                           (iii) No application to other contributions. The limitation in this Section (3) has no application to Employer Matching Contributions or Employer Nonelective Contributions. Instead, the rules under Section (2) above apply for such contributions.

         (c) Participant direction of investments. If the Plan (by election in Part 12 of the Agreement or by the Plan Administrator's administrative election) permits Participant direction of investments, the Plan Administrator must adopt an investment procedure for such direction. The investment procedure is incorporated by reference into the Plan. The Employer may elect under Part 12 of the Agreement or under the investment procedures to limit Participant direction of investment to specific types of contributions. The investment procedure adopted by the Plan Administrator may (but need not) allow Beneficiaries under the Plan to direct investments. (See
                  Section 13.3(d) for rules regarding allocation of net income or loss to a Directed Account.)

                  (1) Trustee to follow Participant direction. To the extent the Plan allows Participant direction of investment, the Trustee is authorized to follow the Participant's written direction. The Trustee will maintain a Directed Account for the portion of the Participant's Account which is subject to Participant direction of investment. The Trustee may decline to follow a Participant's investment direction to the extent such direction would: (i) result in a prohibited transaction; (ii) cause the assets of the Plan to be maintained outside the jurisdiction of the U.S. courts; (iii) jeopardize the Plan's tax qualification; (iv) be contrary to the Plan's governing documents; (v) generate unrelated business taxable income; or (vi) result (or could result) in a loss exceeding the value of the Participant's Account.

                  (2) ERISA ss.404(c) protection. If the Plan (by Employer election under Part 12(d) of the Agreement or pursuant to the Plan's investment procedures) is intended to comply with ERISA ss.404(c), the Participant investment direction program adopted by the Plan Administrator should meet the following requirements. (Compliance with ERISA ss.404(c) is not required for plan qualification purposes. The following information is provided solely as guidance to assist the Plan Administrator in meeting the requirements of ERISA ss.404(c). Failure to meet any of the following requirements does not impose any liability on the Plan Administrator (or any other fiduciary under the Plan) for investment decisions made by Participants.

                           (i)      Disclosure requirements.

                                    (A)     Mandatory disclosures. The
                                            Participants must receive certain
                                            mandatory disclosures, including(I)
                                            an explanation that the Plan is
                                            intended to be an ERISAss.404(c)
                                            plan; (II)a description of the
                                            investment options under the Plan;
                                            (III) the identity of any design-
                                            ated investment managers that may
                                            be selected by the Participant;(IV)
                                            any restrictions on investment
                                            selection or transfers among
                                            investment vehicles; (V) an
                                            explanation of the fees and expenses
                                            that may be charged in connection
                                            with the investment transactions;
                                            (VI) the materials relating to
                                            voting rights or other rights
                                            incidental to the holding of an
                                            investment; (VII) the most recent
                                            prospectus for an investment option
                                            which is subject to the Securities
                                            Act of 1933.

                                    (B)     Disclosures    upon   request.    In
                                            addition, a Participant must be able
                                            to  receive  upon  request  (I)  the
                                            current  value of the  Participant's
                                            interest  in an  investment  option;
                                            (II)  the   value   and   investment
                                            performance       of      investment
                                            alternatives   available  under  the
                                            Plan;  (III)  the  annual  operating
                                            expenses of a designated  investment
                                            alternative;  and (IV) copies of any
                                            prospectuses,   or  other  material,
                                            relating  to  available   investment
                                            options.

                           (ii) Diversified investment options. The investment procedure must provide at least three diversified investment options that offer a broad range of investment
                                    opportunity.    Each   of   the   investment
                                    opportunities must have materially different
                                    risk   and   return   characteristics.   The
                                    procedure  may  allow   investment  under  a
                                    segregated brokerage account.

                           (iii) Frequency of investment instructions. The investment procedure must provide the Participant with the opportunity to give investment instructions as frequently as is appropriate to the volatility of the investment. For each investment option, the frequency can be no less than quarterly.

                                   Article 14
                                Participant Loans

This Article contains rules for providing loans to Participants under the Plan. This Article applies if: (1) the Employer elects under Part 12 of the Agreement to provide loans to Participants or (2) if Part 12 does not specify whether Participant loans are available, the Plan Administrator decides to implement a Participant loan program. Any Participant loans will be made pursuant to the default loan policy prescribed by this Article 14 unless the Plan Administrator adopts a separate written loan policy or modifies the default loan policy in this Article 14 by adopting modified loan provisions. If the Employer adopts a separate written loan policy or written modifications to the default loan program in this Article, the terms of such loan policy or written modifications will control over the terms of this Plan with respect to the administration of any Participant loans.

14.1 Default Loan Policy. Loans are available under this Article only if such loans:

         (a) are available to Participants on a reasonably equivalent basis (see Section 14.3);

         (b)      are not available to Highly Compensated Employees in an amount
                  greater   than  the  amount   that  is   available   to  other
                  Participants;

         (c) bear a reasonable rate of interest (as determined under Section 14.4) and are adequately secured (as determined under
                  Section 14.5);

         (d) provide for periodic repayment within a specified period of time (as determined under Section 14.6); and

         (e) do not exceed, for any Participant, the amount designated under Section 14.7.

A separate written loan policy may not modify the requirements under (a) through
(e) above, except as permitted in the referenced Sections of this Article.

14.2 Administration of Loan Program. A Participant loan is available under this Article only if the Participant makes a request for such a loan in accordance with the provisions of this Article or in accordance with a separate written loan policy. To receive a Participant loan, a Participant must sign a promissory note along with a pledge or assignment of the portion of the Account Balance used for security on the loan. Except as provided in a separate loan policy or in a written modification to the default loan policy in this Article, any reference under this Article 14 to a Participant means a Participant or Beneficiary who is a party in interest (as defined in ERISA ss.3(14)).

In the case of a restated Plan, if any provision of this Article 14 is more restrictive than the terms of the Plan (or a separate written loan policy) in effect prior to the adoption of this Prototype Plan, such provision shall apply prospectively, even if the restated Effective Date indicated in the Agreement predates the date the Agreement.

14.3 Availability of Participant Loans. Participant loans must be made available to Participants in a reasonably equivalent manner. The Plan Administrator may refuse to make a loan to any Participant who is determined to be not creditworthy. For this purpose, a Participant is not creditworthy if, based on the facts and circumstances, it is reasonable to believe that the Participant will not repay the loan. A Participant who has defaulted on a previous loan from the Plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest). A separate written loan policy or written modification to this loan policy may prescribe different rules for determining creditworthiness and to what extent creditworthiness must be determined.

No Participant loan will be made to any Shareholder-Employee or Owner-Employee unless a prohibited transaction exemption for such loan is obtained from the Department of Labor or the prohibition against loans to such individuals is formally withdrawn by statute or by action of the Treasury or the Department of Labor. The prohibition against loans to Shareholder-Employees and Owner-Employees outlined in this paragraph may not be modified by a separate written loan policy.

14.4 Reasonable Interest Rate. A Participant must be charged a reasonable rate of interest for any loan he/she receives. For this purpose, the interest rate charged on a Participant loan must be commensurate with the interest rates charged by persons in the business of lending money for loans under similar circumstances. The Plan Administrator will determine a reasonable rate of interest by reviewing the interest rates charged by a sample of third party lenders in the same geographical region as the Employer. The Plan Administrator must periodically review its interest rate assumptions to ensure the interest rate charged on Participant loans is reasonable. A separate written loan policy or written modifications to this loan policy may prescribe an alternative means of establishing a reasonable interest rate.

14.5 Adequate Security. All Participant loans must be adequately secured. The Participant's vested Account Balance may be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant's vested Account Balance, determined immediately after the origination of each loan, and if applicable, the spousal consent requirements described in Section 14.9 have been satisfied. The Plan Administrator may require a Participant to provide additional collateral to receive a Participant loan if the Plan Administrator determines such additional collateral is required to protect the interests of Plan
Participants. A separate loan policy or written modifications to this loan policy may prescribe alternative rules for obtaining adequate security. However, the 50% rule in this paragraph may not be replaced with a greater percentage.

14.6 Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan must be payable within a period not exceeding five (5) years from the date the Participant receives the loan from the Plan, unless the loan is for the purchase of the Participant's principal residence, in which case the loan must be payable within a reasonable time commensurate with the repayment period permitted by commercial lenders for similar loans. Loan repayments must be made through payroll withholding, except to the extent the Plan Administrator determines payroll withholding is not practical given the level of a Participant's wages, the frequency with which the Participant is paid, or other circumstances.

         (a) Unpaid leave of absence. A Participant with an outstanding Participant loan may suspend loan payments to the Plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant's return to employment (or after the end of the 12-month period, if earlier), the Participant's outstanding loan will be reamortized over the remaining period of such loan to make up for the missed payments. The reamortized loan may extend beyond the original loan term so long as the loan is paid in full by whichever of the following dates comes first: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.

         (b) Military leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave, in accordance with Code ss.414(u)(4). Upon the Participant's return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), the Participant may begin making loan payments under the amortization schedule in effect prior to his/her military leave, without regard to the five-year maximum loan repayment period.

A separate loan policy or written modification to this loan policy may (1) modify the time period for repaying Participant loans, provided Participant loans are required to be repaid over a period that is not longer than the periods described in this Section; (2) specify the frequency of Participant loan repayments, provided the payments are required at least quarterly; (3) modify the requirement that loans be repaid through payroll withholding; or (4) modify or eliminate the leave of absence and/or military leave rules under this Section.

14.7 Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

         (a) $50,000 (reduced by the excess, if any, of the Participant's highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan is made, over the Participant's outstanding balance of loans from the Plan as of the date such loan is made) or

         (b) one-half (1/2) of the Participant's vested Account Balance, determined as of the Valuation Date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such Valuation Date.

A Participant may not receive a Participant loan of less than $1,000 nor may a Participant have more than one Participant loan outstanding at any time.

In applying the limitations under this Section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant's interest in the Plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the Plan will be treated as loan under this Section.

A separate written loan policy or written  modifications to this loan policy may
(1) modify the limitations on the amount of a Participant loan; (2) modify or eliminate the minimum loan amount requirement; (3) permit a Participant to have more than one loan outstanding at a time; (4) prescribe limitations on the purposes for which loans may be required; or (5) prescribe rules for reamortization, consolidation, renegotiation, or refinancing of loans.

14.8 Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. The Plan Administrator may adopt separate administrative procedures for determining which type or types of contributions (and the amount of each type of contribution) being used to provide the Participant loan. If the Plan Administrator does not adopt procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution.

Unless requested otherwise on the Participant's loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the Trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds. A Participant loan will not violate the requirements of this default loan policy merely because the Plan Administrator does not permit the Participant to designate the contributions or funds from which the Participant loan will be made. Each payment of principal and interest paid by a Participant on his/her Participant loan shall be credited proportionately to such Participant's Account(s) and to the investment funds within such Account(s).

A separate loan policy or written modifications to this loan policy may modify the rules of this Section without limitation.

14.9 Spousal Consent. If this Plan is subject to the Joint and Survivor Annuity requirements under Article 9, a Participant may not use his/her Account Balance as security for a Participant loan unless the Participant's spouse, if any, consents to the use of such Account Balance as security for the loan. The spousal consent must be made within the 90-day period ending on the date the Participant's Account Balance is to be used as security for the loan. Spousal consent is not required, however, if the value of the Participant's total vested Account Balance (as determined under Section 8.3(e)) does not exceed $5,000 ($3,500 for loans made before the time the $5,000 rules becomes effective under Section 8.3). If the Plan is not subject to the Joint and Survivor Annuity requirements under Article 9, a spouse's consent is not required to use a Participant's Account Balance as security for a Participant loan, regardless of the value of the Participant's Account Balance.

Any  spousal  consent  required  under this  Section  must be in  writing,  must
acknowledge   the  effect  of  the  loan,  and  must  be  witnessed  by  a  plan representative or notary public. Any such consent to use the Participant's Account Balance as security for a Participant loan is binding with respect to the consenting spouse and with respect to any subsequent spouse as it applies to such loan. A new spousal consent will be required if the Account Balance is subsequently used as security for a renegotiation, extension, renewal, or other revision of the loan. A new spousal consent will also be required only if any portion of the Participant's Account Balance will be used as security for a subsequent Participant loan.

A separate loan policy or written modifications to this loan policy may not eliminate the spousal consent requirement where it would be required under this Section, but may impose spousal consent requirements that are not prescribed by this Section.

14.10 Procedures for Loan Default. A Participant will be considered to be in default with respect to a loan if any scheduled repayment with respect to such loan is not made by the end of the calendar quarter following the calendar quarter in which the missed payment was due.

If a Participant defaults on a Participant loan, the Plan may not offset the Participant's Account Balance until the Participant is otherwise entitled to an immediate distribution of the portion of the Account Balance which will be offset and such amount being offset is available as security on the loan, pursuant to Section 14.5. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default (determined without regard to the consent requirements under Articles 8 and 9, so long as spousal consent was properly obtained at the time of the loan, if required under Section 14.9). The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time.

Pending the offset of a Participant's Account Balance following a defaulted loan, the following rules apply to the amount in default.

         (a) Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.

         (b) A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the Plan as a taxable distribution.

         (c) The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.

A separate loan policy or written modifications to this loan policy may prescribe different rules for determining the source of a loan with respect to contribution types and investment funds. The procedures for default may also be modified.

14.11    Termination of Employment.

         (a) Offset of outstanding loan. A Participant loan becomes due and payable in full immediately upon the Participant's termination of employment. Upon a Participant's termination, the Participant may repay the entire outstanding balance of the loan (including any accrued interest). If the Participant does not repay the entire outstanding loan balance, the Participant's vested Account Balance will be reduced by the remaining outstanding balance of the loan, to the extent such Account Balance is available as security on the loan, pursuant to Section 14.5, and the remaining vested Account Balance will be distributed in accordance with the distribution provisions under Article 8.

         (b) Direct Rollover. Upon termination of employment, a Participant may request a Direct Rollover of the loan note (provided the distribution is an Eligible Rollover Distribution as defined in Section 8.8(a)) to another qualified plan which agrees to accept a Direct Rollover of the loan note. A Participant may not engage in a Direct Rollover of a loan to the extent the Participant has already received a deemed distribution with respect to such loan. (See the rules regarding deemed distributions upon a loan default under Section 14.10.)

         (c) Modified loan policy. A separate loan policy or written modifications to this loan policy may modify this Section
                  14.11, including, but not limited to: (1) a provision to permit loan repayments to continue beyond termination of employment; (2) to prohibit the Direct Rollover of a loan note; and (3) to provide for other events that may accelerate the Participant's repayment obligation under the loan.

                                   Article 15
                          Investment in Life Insurance

This Article provides special rules for Plans that permit investment in life insurance on the life of the Participant, the Participant's spouse, or other family members. The Employer may elect in Part 12 of the Agreement to permit life insurance investments in the Plan, or life insurance investments may be permitted, prohibited, or restricted under the Plan through separate investment procedures or a separate funding policy. If the Plan prohibits investments in life insurance, this Article does not apply.

15.1 Investment in Life Insurance. A group or individual life insurance policy purchased by the Plan may be issued on the life of a Participant, a Participant's spouse, a Participant's child or children, a family member of the Participant, or any other individual with an insurable interest. For this purpose, a life insurance policy includes any type of policy, including a second-to-die policy, provided that the holding of a particular type of policy is not prohibited under rules applicable to qualified plans.

Any premiums on life insurance held for the benefit of a Participant will be charged against such Participant's vested Account Balance. Unless directed otherwise, the Trustee will reduce each of the Participant's Accounts under the Plan equally to pay premiums on life insurance held for such Participant's benefit. Any premiums paid for life insurance policies must satisfy the incidental life insurance rules under Section 15.2.

15.2 Incidental Life Insurance Rules. Any life insurance purchased under the Plan must meet the following requirements:

         (a) Ordinary life insurance policies. The aggregate premiums paid for ordinary life insurance policies (i.e., policies with both nondecreasing death benefits and nonincreasing premiums) for the benefit of a Participant shall not at any time exceed 49% of the aggregate amount of Employer Contributions (including
                  Section 401(k) Deferrals) and forfeitures which have been allocated to the Account of such Participant.

         (b) Life insurance policies other than ordinary life. The aggregate premiums paid for term, universal or other life insurance policies (other than ordinary life insurance policies) for the benefit of a Participant shall not at any time exceed 25% of the aggregate amount of Employer Contributions (including Section 401(k) Deferrals) and forfeitures which have been allocated to the Account of such Participant.

         (c) Combination of ordinary and other life insurance policies. The sum of one-half (1/2) of the aggregate premiums paid for ordinary life insurance policies plus all the aggregate premiums paid for any other life insurance policies for the benefit of a Participant shall not at any time exceed 25% of the aggregate amount of Employer Contributions (including
                  Section 401(k) Deferrals) and forfeitures which have been allocated to the Account of such Participant.

         (d) Exception for certain profit sharing and 401(k) plans. If the Plan is a profit sharing plan or a 401(k) plan, the limitations in this Section do not apply to the extent life insurance premiums are paid only with Employer Contributions and forfeitures that have been accumulated in the Participant's Account for at least two years. For purposes of applying this special limitation, Employer Contributions do not include any Section 401(k) Deferrals, QMACs, QNECs or Safe-Harbor Contributions under a 401(k) plan.

                  The Trustee also may invest, with the Participant's consent, any portion of the Participant's Employee After-Tax Contribution Account or Rollover Account in a group or individual life insurance policy for the benefit of such Participant, without regard to the incidental life insurance rules under this Section.

15.3 Ownership of Life Insurance Policies. The Trustee is the owner of any life insurance policies purchased under the Plan in accordance with the provisions of this Article 15. Any life insurance policy purchased under the Plan must designate the Trustee as owner and beneficiary under the policy. The Trustee will pay all proceeds of any life insurance policies to the Beneficiary of the Participant for whom such policy is held in accordance with the distribution provisions under Article 8. In no event shall the Trustee retain any part of the proceeds from any life insurance policies for the benefit of the Plan.

15.4 Evidence of Insurability. Prior to purchasing a life insurance policy, the Trustee may require the individual whose life is being insured to provide evidence of insurability, such as a physical examination, as may be required by the Insurer.

15.5 Distribution of Insurance Policies. Life insurance policies under the Plan which are held on behalf of a Participant must be distributed to the Participant or converted to cash upon the later of the Participant's Distribution Commencement Date (as defined in Section 22.49) or termination of employment. Any life insurance policies that are held on behalf of a terminated Participant must continue to satisfy the incidental life insurance rules under Section 15.2.

15.6 Discontinuance of Insurance Policies. Investments in life insurance may be discontinued at any time, either at the direction of the Trustee or other fiduciary responsible for making investment decisions. If the Plan provides for Participant direction of investments, life insurance as an investment option may be eliminated at any time by the Plan Administrator. Where life insurance investment options are being discontinued, the Plan Administrator, in its sole discretion, may offer the sale of the insurance policies to the Participant, or to another person, provided that the prohibited transaction exemption requirements prescribed by the Department of Labor are satisfied.

15.7 Protection of Insurer. An Insurer that issues a life insurance policy under the terms of this Section, shall not be responsible for the validity of this Plan and shall be protected and held harmless for any actions taken or not taken by the Trustee or any actions taken in accordance with written directions from the Trustee or the Employer (or any duly authorized representatives of the Trustee or Employer). An Insurer shall have no obligation to determine the propriety of any premium payments or to guarantee the proper application of any payments made by the insurance company to the Trustee.

The Insurer is not and shall not be considered a party to this Agreement and is not a fiduciary with respect to the Plan solely as a result of the issuance of life insurance policies under this Article 15.

15.8 No Responsibility for Act of Insurer. Neither the Employer, the Plan Administrator nor the Trustee shall be responsible for the validity of the provisions under a life insurance policy issued under this Article 15 or for the failure or refusal by the Insurer to provide benefits under such policy. The Employer, the Plan Administrator and the Trustee are also not responsible for any action or failure to act by the Insurer or any other person which results in the delay of a payment under the life insurance policy or which renders the policy invalid or unenforceable in whole or in part.

                                   Article 16
                           Top-Heavy Plan Requirements

This Article contains the rules for determining whether the Plan is a Top-Heavy Plan and the consequences of having a Top-Heavy Plan. Part 6 of the Agreement provides for elections relating to the vesting schedule for a Top-Heavy Plan.
Part 13 of the Agreement allows the Employer to elect to satisfy the Top-Heavy Plan allocation requirements under another plan.

16.1 In General. If the Plan is or becomes a Top-Heavy Plan in any Plan Year, the provisions of this Article 16 will supersede any conflicting provisions in the Plan or Agreement. However, this Article 16 will no longer apply if Code ss.416 is repealed.

16.2     Top-Heavy Plan Consequences.

         (a) Minimum allocation for Non-Key Employees. If the Plan is a Top-Heavy Plan for any Plan Year, except as otherwise provided in (4) and (5) below, the Employer Contributions and forfeitures allocated for the Plan Year on behalf of any Eligible Participant who is a Non-Key Employee must not be less than a minimum percentage of the Participant's Total Compensation (as defined in Section 16.3(i)).

                  (1) Determining the minimum percentage. The minimum percentage that must be allocated under (a) above is the lesser of: (i) three (3) percent or (ii) the highest contribution rate for any Key Employee for the Plan Year. The highest contribution rate for a Key Employee is determined by taking into account the total Employer Contributions and forfeitures allocated to each Key Employee for the Plan Year, as a percentage of the Key Employee's Total Compensation. A Key Employee's contribution rate includes Section 401(k) Deferrals made by the Key Employee for the Plan Year (except as provided by regulation or statute). If this Plan is aggregated with a Defined Benefit Plan to satisfy the requirements of Code ss.401(a)(4) or Code ss.410(b), the minimum percentage is three (3) percent, without regard to the highest Key Employee contribution rate.

                  (2) Determining whether the Non-Key Employee's allocation satisfies the minimum percentage. To determine if a Non-Key Employee's allocation of Employer Contributions and forfeitures is at least equal to the minimum percentage, the Employee's Section 401(k) Deferrals for the Plan Year are disregarded. In addition, Matching Contributions allocated to the Employee's Account for the Plan Year are disregarded, unless: (i) the Plan is a Nonstandardized Plan and the Plan Administrator elects to take all or a portion of the Matching Contributions into account, or (ii) Matching Contributions are taken into account by statute or regulation. The rule in (i) does not apply unless the Matching Contributions so taken into account could satisfy the nondiscrimination testing requirements under Code ss.401(a)(4) if tested separately. Any Employer Matching Contributions used to satisfy the Top-Heavy Plan minimum allocation may not be used in the ACP Test (as defined in Section 17.3), except to the extent permitted under statute, regulation or other guidance of general applicability.

                  (3) Certain allocation conditions inapplicable. The Top-Heavy Plan minimum allocation shall be made even though, under other Plan provisions, the Eligible Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because of:

                           (i) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan),

                           (ii) the Participant's failure to make mandatory Employee After-Tax Contributions to the Plan, or

                           (iii)    Total  Compensation  is  less  than  a
                                    stated amount.

                           The minimum allocation also is determined without regard to any Social Security contribution or whether an Eligible Participant fails to make Section 401(k) Deferrals for a Plan Year in which the Plan includes a 401(k) feature.

                  (4) Participants not employed on the last day of the Plan Year. The minimum allocation requirement described in
                           (a) above does not apply to an Eligible Participant who was not employed by the Employer on the last day of the applicable Plan Year.

                  (5) Top-heavy allocation provided in another plan. The minimum allocation requirement described in (a) above does not apply to an Eligible Participant who is covered under another plan maintained by the Employer if, pursuant to Part 13(f)(1) of the Agreement, the other Plan will satisfy the minimum allocation requirement.

                  (6) No forfeiture for certain events. The minimum top-heavy allocation (to the extent required to be nonforfeitable under Code ss.416(b)) may not be forfeited under the suspension of benefit rules of Code ss.411(a)(3)(B) or the withdrawal of mandatory contribution rules of Code ss.411(a)(3)(D).

(b)      Special Top-Heavy Vesting Rules.

                  (1) Minimum vesting schedules. For any Plan Year in which this Plan is a Top-Heavy Plan, the Top-Heavy Plan vesting schedule elected in Part 6(b) of the Agreement will automatically apply to the Plan. No decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year. However, this Section does not apply to the Account Balance of any Employee who does not have an Hour of Service after a Top-Heavy Plan vesting schedule becomes effective.

                  (2)      Shifting   Top-Heavy  Plan  status.  If  the  vesting
                           schedule under the Plan shifts in or out of the Top-Heavy Plan vesting schedule for any Plan Year because of a change in Top-Heavy Plan status, such shift is an amendment to the vesting schedule and the election in Section 4.7 of the Plan applies.

16.3     Top-Heavy Definitions.

         (a) Determination Date: For any Plan Year subsequent to the first Plan Year, the Determination Date is the last day of the preceding Plan Year. For the first Plan Year of the Plan, the Determination Date is the last day of that first Plan Year.

         (b) Determination Period: The Plan Year containing the Determination Date and the four (4) preceding Plan Years.

         (c) Key Employee: Any Employee or former Employee (and the Beneficiaries of such Employee) is a Key Employee for a Plan Year if, at any time during the Determination Period, the individual was:

                  (1) an officer of the Employer with annual Total Compensation in excess of 50 percent of the dollar limitation under Code ss.415(b)(1)(A),

                  (2) an owner (or considered an owner under Code ss.318) of one of the ten largest interests in the Employer with annual Total Compensation in excess of 100 percent of the dollar limitation under Code ss.415(c)(1)(A);

                  (3)      a Five-Percent Owner (as defined in Section 22.79),

                  (4) a more than 1-percent owner of the Employer with an annual Total Compensation of more than $150,000.

                  The Key Employee determination will be made in accordance with Code ss.416(i)(1) and the regulations thereunder.

         (d) Permissive Aggregation Group: The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code ss.ss.401(a)(4) and 410.

         (e) Present Value: The present value based on the interest and mortality rates specified in the relevant Defined Benefit Plan. In the event that more than one Defined Benefit Plan is included in a Required Aggregation Group or Permissive Aggregation Group, a uniform set of actuarial assumptions must be applied to determine present value.

         (f)      Required Aggregation Group:

                  (1) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated), and

                  (2) any other qualified plan of the Employer which enables a plan described in (l) to meet the coverage or nondiscrimination requirements of Code ss.ss.410(b) or 401(a)(4).

         (g) Top-Heavy Plan: For any Plan Year, this Plan is a Top-Heavy Plan if any of the following conditions exist:

                  (1) The Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans, and the Top-Heavy Ratio for the Plan exceeds 60 percent.

                  (2) The Plan is part of a Required Aggregation Group of plans, but not part of a Permissive Aggregation Group, and the Top-Heavy Ratio for the Required Aggregation Group of plans exceeds 60 percent.

                  (3) The Plan is part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans, and the Top-Heavy Ratio for the Permissive Aggregation exceeds 60 percent.

         (h)      Top-Heavy Ratio:

                  (1) Defined Contribution Plans only. This paragraph applies if the Employer maintains one or more Defined Contribution Plans (including any SEP described under Code ss.408(k)) and the Employer has not maintained any Defined Benefit Plan which during the Determination Period has or has had Accrued Benefits. The Top-Heavy Ratio for this Plan alone, or for the Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account Balances of all Key Employees as of the Determination Date(s) and the denominator of which is the sum of all Account Balances, both computed in accordance with Code ss.416 and the regulations thereunder.

                  (2) Defined Contribution Plan and Defined Benefit Plan. This paragraph applies if the Employer maintains one or more Defined Contribution Plans (including a SEP described under Code ss.408(k)) and the Employer maintains or has maintained one or more Defined Benefit Plans which during the Determination Period has or has had any Accrued Benefits, The Top-Heavy Ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of Account Balances under the aggregated Defined Contribution Plan(s) for all Key Employees, and the Present Value of Accrued Benefits under the aggregated Defined Benefit Plan(s) for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the Account Balances under the aggregated Defined Contribution Plan(s) for all Participants and the Present Value of Accrued Benefits under the Defined Benefit Plan(s) for all Participants as of the Determination Date(s), all determined in accordance with Code ss.416 and the regulations thereunder.

                  (3)      Applicable  Valuation  Dates. For purposes of (1) and
                           (2) above, the value of Account Balances and the Present Value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code ss.416 and the regulations thereunder for the first and second Plan Years of a Defined Benefit Plan. When aggregating plans, the value of Account Balances and Accrued Benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

                  (4) Valuation of benefits. Determining a Participant's Account Balance or Accrued Benefit. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code ss.416 and the regulations thereunder. For purposes of (1) and (2) above, the Account Balance and/or Accrued Benefit of each Participant is adjusted as provided under (i) and (ii) below.

                           (i) Increase for prior distributions. In applying the Top-Heavy Ratio, a Participant's Account Balance and/or Accrued Benefit is increased for any distributions made from the Plan during the Determination Period.

                           (ii) Increase for future contributions. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution to a Defined Contribution Plan not actually made as of the Determination Date, but which is required to be taken into account on that date under Code ss.416 and the regulations thereunder.

                           (iii) Exclusion of certain benefits. The Account Balance and/or Accrued Benefit of a Participant (and any distribution during the Determination Period with respect to such Participant's Account Balance or Accrued Benefit) is disregarded from the Top-Heavy Ratio if: (A) the Participant is a Non-Key Employee who was a Key Employee in a prior year, or (B) the Participant has not been credited with at least one Hour of Service during the Determination Period. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code ss.416 and the regulations thereunder.

                           (iv) Calculation of Accrued Benefit. The Accrued Benefit of a Participant other than a Key Employee shall be determined under: (A) the method, if any, that uniformly applies for accrual purposes under all Defined Benefit Plans maintained by the Employer; or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code ss.411(b)(1)(C).

         (i) Total Compensation. For purposes of determining the minimum top-heavy contribution under 16.2(a), Total Compensation is determined using the definition under Section 7.4(f), including the special rule under Section 7.4(f)(4) for years beginning before January 1, 1998. For this purpose, Total Compensation is subject to the Compensation Dollar Limitation as defined in Section 22.30.

         (j) Valuation Date: The date as of which Account Balances are valued for purposes of calculating the Top-Heavy Ratio.

                                   Article 17
                             401(k) Plan Provisions

This Article sets forth the special testing rules applicable to Section 401(k) Deferrals, Employer Matching Contributions, and Employee After-Tax Contributions that may be made under the 401(k) Agreement and the requirements to qualify as a Safe Harbor 401(k) Plan. Section 17.1 provides limits on the amount of Elective Deferrals an Employee may defer into the Plan during a calendar year. Sections
17.2 and 17.3 set forth the rules for running the ADP Test and ACP Test with respect to contributions under the 401(k) plan and Section 17.4 discusses the requirements for applying the Multiple Use Test. Section 17.5 prescribes special testing rules for performing the ADP Test and the ACP Test. Section 17.6 sets forth the requirements that must be met to qualify as a Safe Harbor 401(k) Plan. Unless otherwise stated, any reference to the Agreement under this Article 17 is a reference to the 401(k) Agreement.

17.1 Limitation on the Amount of Section 401(k) Deferrals.

         (a) In general. An Eligible Participant's total Section 401(k) Deferrals under this Plan for any calendar year may not exceed the lesser of:

                  (1) the percentage of Included Compensation designated under Part 4A(a) of the Agreement;

                  (2)      the dollar limitation under Code ss.402(g); or

                  (3) the amount permitted under the Annual Additions Limitation described in Article 7.

                  If no maximum percentage is designated under Part 4A(a) of the Agreement, the only limit on a Participant's Section 401(k) Deferrals under this Plan is the dollar limitation under Code ss.402(g) and the Annual Additions Limitation. The dollar limitation under Code ss.402(g) applicable to a Participant's
                  Section 401(k) Deferrals under this Plan is reduced by any Elective Deferrals the Participant makes under any other plan maintained by the Employer.

(b)      Correction of Code ss.402(g) Violation.

                  (1) Suspension of Section 401(k) Deferrals. The Employer may suspend a Participant's Section 401(k) Deferrals under the Plan for the remainder of the calendar year when the Participant's Section 401(k) Deferrals under this Plan, in combination with any Elective Deferrals the Participant makes during the calendar year under any other plan maintained by the Employer, equal or exceed the dollar limitation under Code ss.402(g).

                  (2) Distribution of Excess Deferrals. If a Participant makes Section 401(k) Deferrals under this Plan during a calendar year which exceed the dollar limitation under Code ss.402(g), the Participant will receive a corrective distribution from the Plan of the Excess Deferrals (plus allocable income) no later than April 15 of the following calendar year. The amount which must be distributed as a correction of Excess Deferrals for a calendar year equals the amount of Elective Deferrals the Participant contributes in excess of the dollar limitation under Code ss.402(g) during the calendar year to this Plan, and any other plan maintained by the Employer, reduced by any corrective distribution of Excess Deferrals the Participant receives during the calendar year from this Plan or other plan(s) maintained by the Employer. Excess Deferrals that are distributed after April 15 are includible in the Participant's gross income in both the taxable year in which deferred and the taxable year in which distributed.

                           (i) Allocable gain or loss. A corrective distribution of Excess Deferrals must include any allocable gain or loss for the calendar year in which the Excess Deferrals are made. For this purpose, allocable gain or loss on Excess Deferrals may be determined in any reasonable manner, provided the manner used to determine allocable gain or loss is applied uniformly and in a manner that is reasonably reflective of the method used by the Plan for allocating income to Participants' Accounts.

                           (ii) Coordination with other provisions. A corrective distribution of Excess Deferrals made by April 15 of the following calendar year may be made without consent of the Participant or the Participant's spouse, and without regard to any distribution restrictions applicable under Article 8 or
                                    Article  9.  A  corrective  distribution  of
                                    Excess  Deferrals  made  by the  appropriate
                                    April   15   also  is  not   treated   as  a
                                    distribution for purposes of applying the minimum required distribution rules under
                                    Article 10.

                           (iii) Coordination with corrective distribution of Excess Contributions. If a Participant for whom a corrective distribution of Excess Deferrals is being made received a previous corrective distribution of Excess Contributions to correct the ADP Test for the Plan Year beginning with or within the calendar year for which the Participant made the Excess Deferrals, the previous corrective distribution of Excess Contributions is treated first as a corrective distribution of Excess Deferrals to the extent necessary to eliminate the Excess Deferral violation. The amount of the corrective distribution of Excess Contributions which is required to correct the ADP Test failure is reduced by the amount treated as a corrective distribution of Excess Deferrals.

                  (3) Correction of Excess Deferrals under plans not maintained by the Employer. The correction provisions under this Section (b) apply only if a Participant makes Excess Deferrals under plans maintained by the Employer. However, if a Participant has Excess Deferrals because the total Elective Deferrals for a calendar year under all plans in which he/she participates, including plans that are not maintained by the Employer, exceed the dollar limitation under Code ss.402(g), the Participant may assign to this Plan any portion of the Excess Deferrals made during the calendar year. The Participant must notify the Plan Administrator in writing on or before March 1 of the following calendar year of the amount of the Excess Deferrals to be assigned to this Plan. Upon receipt of a timely notification, the Excess Deferrals assigned to this Plan will be distributed (along with any allocable income or loss) to the Participant in accordance with the corrective distribution provisions under (2) above.

17.2 Nondiscrimination Testing of Section 401(k) Deferrals - ADP Test. Except as provided under Section 17.6 for Safe Harbor 401(k) Plans, the Section 401(k) Deferrals made by Highly Compensated Employees must satisfy the Actual Deferral Percentage Test ("ADP Test") for each Plan Year. The Plan Administrator shall maintain records sufficient to demonstrate satisfaction of the ADP Test, including the amount of any QNECs or QMACs included in such test, pursuant to Section (c) below. If the Plan fails the ADP Test for any Plan Year, the corrective provisions under Section (d) below will apply.

         (a) ADP Test testing methods. For Plan Years beginning on or after January 1, 1997, the ADP Test will be performed using the Prior Year Testing Method or Current Year Testing Method, as selected under Part 4F of the Agreement. If the Employer does not select a testing method under Part 4F, the Plan will use the Current Year Testing Method. Unless specifically precluded under statute, regulations or other IRS guidance, the Employer may amend the testing method designated under Part 4F for a particular Plan Year (subject to the requirements under (2) below) at any time through the end of the 12-month period following the Plan Year for which the amendment is effective. (For Plan Years beginning before January 1, 1997, the Current Year Testing Method is deemed to have been in effect.)

                  (1) Prior Year Testing Method. Under the Prior Year Testing Method, the Average Deferral Percentage ("ADP") of the Highly Compensated Employee Group (as defined in Section 17.7(e)) for the current Plan Year is compared with the ADP of the Nonhighly Compensated Employee Group (as defined in Section 17.7(f)) for the prior Plan Year. If the Employer elects to use the Prior Year Testing Method under Part 4F of the Agreement, the Plan must satisfy one of the following tests for each Plan Year:

                           (i) The ADP of the Highly Compensated Employee Group for the current Plan Year may not exceed 1.25 times the ADP of the Nonhighly Compensated Employee Group for the prior Plan Year.

                           (ii) The ADP of the Highly Compensated Employee Group for the current Plan Year may not exceed the percentage (whichever is less) determined by (A) adding 2 percentage points to the ADP of the Nonhighly Compensated Employee Group for the prior Plan Year or
                                    (B)  multiplying  the  ADP of the  Nonhighly
                                    Compensated  Employee  Group  for the  prior
                                    Plan Year by 2.

                  (2) Current Year Testing Method. Under the Current Year Testing Method, the ADP of the Highly Compensated Employee Group for the current Plan Year is compared to the ADP of the Nonhighly Compensated Employee Group for the current Plan Year. If the Employer elects to use the Current Year Testing Method under
                           Part 4F of the Agreement, the Plan must satisfy the ADP Test, as described in (1) above, for each Plan Year, but using the ADP of the Nonhighly Compensated Employee Group for the current Plan Year instead of for the prior Plan Year. If the Employer elects to use the Current Year Testing Method, it may switch to the Prior Year Testing Method only if the Plan satisfies the requirements for changing to the Prior Year Testing Method as set forth in IRS Notice 98-1 (or superseding guidance).

         (b) Special rule for first Plan Year. For the first Plan Year that the Plan permits Section 401(k) Deferrals, if the Prior Year Testing Method is in effect, the ADP for the Nonhighly Compensated Employee Group is deemed to be 3%, unless the Employer elects in Part 4F of the Agreement to use the actual data for the Nonhighly Compensated Employee Group in the first Plan Year. This first Plan Year rule does not apply if this Plan is a successor to a plan (as described in IRS Notice 98-1 or subsequent guidance) that included a 401(k) arrangement or the Plan is aggregated for purposes of applying the ADP Test with another plan that included a 401(k) arrangement in the prior Plan Year.

         (c) Use of QMACs and QNECs under the ADP Test. The Plan Administrator may take into account all or any portion of QMACs and QNECs (see Sections 17.7(g) and (h)) for purposes of applying the ADP Test. QMACs and QNECs may not be included in the ADP Test to the extent such amounts are included in the ACP Test for such Plan Year. QMACs and QNECs made to another qualified plan maintained by the Employer may also be taken into account, so long as the other plan has the same Plan Year as this Plan. To include QNECs under the ADP Test, all Employer Nonelective Contributions, including the QNECs, must satisfy Code ss.401(a)(4). In addition, the Employer Nonelective Contributions, excluding any QNECs used in the ADP Test or ACP Test, must also satisfy Code ss.401(a)(4).

                  (1) Timing of contributions. In order to be used in the ADP Test for a given Plan Year, QNECs and QMACs must be made before the end of the 12-month period immediately following the Plan Year for which they are allocated. If the Employer is using the Prior Year Testing Method (as described in (a)(1) above), QMACs and QNECs taken into account for the Nonhighly Compensated Employee Group must be allocated for the prior Plan Year, and must be made no later than the end of the 12-month period immediately following the end of such prior Plan Year.

                  (2) Double-counting limits. This paragraph applies if, in any Plan Year beginning after December 31, 1998, the Prior Year Testing Method is used to run the ADP Test and, in the prior Plan Year, the Current Year Testing Method was used to run the ADP Test. If this paragraph applies, the following contributions are disregarded in calculating the ADP of the Nonhighly Compensated Employee Group for the prior Plan Year:

                           (i) All QNECs that were included in either the ADP Test or ACP Test for the prior Plan Year.

                           (ii) All QMACs, regardless of how used for testing purposes in the prior Plan Year.

                           (iii) Any Section 401(k) Deferrals that were included in the ACP Test for the prior Plan Year.

                           For purposes of applying the double-counting limits, if actual data of the Nonhighly Compensated Employee Group is used for a first Plan Year described in Section (b) above, the Plan is still considered to be using the Prior Year Testing Method for that first Plan Year. Thus, the double-counting limits do not apply if the Prior Year Testing Method is used for the next Plan Year.

                  (3) Testing flexibility. The Plan Administrator is expressly granted the full flexibility permitted by applicable Treasury regulations to determine the amount of QMACs and QNECs used in the ADP Test. QMACs and QNECs taken into account under the ADP Test do not have to be uniformly determined for each Eligible Participant, and may represent all or any portion of the QMACs and QNECs allocated to each Eligible Participant, provided the conditions described above are satisfied.

         (d) Correction of Excess Contributions. If the Plan fails the ADP Test for a Plan Year, the Plan Administrator may use any combination of the correction methods under this Section to correct the Excess Contributions under the Plan.(See Section
                  17.7(d)   for  the  definition   of   Excess Contributions.)

                  (1) Corrective distribution of Excess Contributions. If the Plan fails the ADP Test for a Plan Year, the Plan Administrator may, in its discretion, distribute Excess Contributions (including any allocable income or loss) no later than the last day of the following Plan Year to correct the ADP Test violation. If the Excess Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10-percent excise tax will be imposed on the Employer with respect to such amounts.

                           (i) Amount to be distributed. In determining the amount of Excess Contributions to be distributed to a Highly Compensated Employee Employee under this Section, Excess Contributions are first allocated equally to the Highly Compensated Employee(s) with the largest dollar amount of contributions taken into account under the ADP Test for the Plan Year in which the excess occurs. The Excess Contributions allocated to such Highly Compensated Employee(s) reduce the dollar amount of the contributions taken into account under the ADP Test for such Highly Compensated Employee(s) until all of the Excess Contributions are allocated or until the dollar amount of such contributions for the Highly Compensated Employee(s) is reduced to the next highest dollar amount of such contributions for any other Highly Compensated Employee(s). If there are Excess Contributions remaining, the Excess Contributions continue to be allocated in this manner until all of the Excess Contributions are allocated.

                           (ii) Allocable gain or loss. A corrective distribution of Excess Contributions must include any allocable gain or loss for the Plan Year in which the excess occurs. For this purpose, allocable gain or loss on Excess Contributions may be determined in any reasonable manner, provided the manner used is applied uniformly and in a manner that is reasonably reflective of the method used by the Plan for allocating income to Participants' Accounts.

                           (iii) Coordination with other provisions. A corrective distribution of Excess Contributions made by the end of the Plan Year following the Plan Year in which the excess occurs may be made without consent of the Participant or the Participant's spouse, and without regard to any distribution restrictions  applicable  under Article 8 or
                                    Article 9. Excess  Contributions are treated
                                    as Annual  Additions  for  purposes  of Code
                                    ss.415 even if distributed  from the Plan. A
                                    corrective     distribution     of    Excess
                                    Contributions    is   not   treated   as   a
                                    distribution for purposes of applying the minimum required distribution rules under
                                    Article 10.

                                    If a  Participant  has Excess  Deferrals for
                                    the calendar  year ending with or within the
                                    Plan Year for which the Participant receives
                                    a   corrective    distribution   of   Excess
                                    Contributions,  the corrective  distribution
                                    of Excess  Contributions is treated first as
                                    a   corrective    distribution   of   Excess
                                    Deferrals.  The  amount  of  the  corrective
                                    distribution  of Excess  Contributions  that
                                    must be  distributed  to correct an ADP Test
                                    failure  for a Plan Year is  reduced  by any
                                    amount    distributed    as   a   corrective
                                    distribution of Excess Deferrals for the calendar year ending with or within such Plan Year.

                           (iv) Accounting for Excess Contributions. Excess Contributions are distributed from the
                                    following   sources  and  in  the  following
                                    priority:

                                    (A)     Section 401(k) Deferrals that are
                                            not matched;

                                    (B)     proportionately  from Section 401(k)
                                            Deferrals not distributed  under (A)
                                            and related  QMACs that are included
                                            in the ADP Test;

                                    (C)     QMACs included in the ADP Test that
                                            are not distributed under (B); and

                                    (D)     QNECs included in the ADP Test.

                  (2)      Making QMACs or QNECs. To the extent authorized under
                           Part 4B(d) or 4C(b) of the Agreement, the Employer may make additional QMACs or QNECs to the Plan on behalf of the Nonhighly Compensated Employees in order to correct an ADP Test violation. Any QMACs or QNECs contributed under this Section will be allocated to Eligible Participants in accordance with the provisions under Section 2.4(c) or (e), as applicable.

         (e) Adjustment of deferral rate for Highly Compensated Employees. The Employer may suspend (or automatically reduce the rate of)
                  Section 401(k) Deferrals for the Highly Compensated Employee Group, to the extent necessary to satisfy the ADP Test or to reduce the margin of failure. A suspension or reduction shall not affect Section 401(k) Deferrals already contributed by the Highly Compensated Employees for the Plan Year. As of the first day of the subsequent Plan Year, Section 401(k)
                  Deferrals shall resume at the levels stated in the Salary Reduction Agreements of the Highly Compensated Employees.

17.3 Nondiscrimination Testing of Employer Matching Contributions and Employee After-Tax Contributions - ACP Test. Except as provided under Section 17.6 for Safe Harbor 401(k) Plans, if the Employer elects to provide Employer Matching Contributions under Part 4B of the Agreement or to permit Employee After-Tax
Contributions under Part 4D of the Agreement, the Employer Matching Contributions (including QMACs that are not included in the ADP Test) and/or Employee After-Tax Contributions made for Highly Compensated Employees must satisfy the Actual Contribution Percentage Test ("ACP Test") for each Plan Year. The Plan Administrator shall maintain records sufficient to demonstrate satisfaction of the ACP Test, including the amount of any Section 401(k) Deferrals or QNECs included in such test, pursuant to Section (c) below. If the Plan fails the ACP Test for any Plan Year, the correction provisions under Section (d) below will apply.

         (a) ACP Test testing methods. For Plan Years beginning on or after January 1, 1997, the ACP Test will be performed using the Prior Year Testing Method or the Current Year Testing Method, as selected under Part 4F of the Agreement. If the Employer does not select a testing method under Part 4F(a), the Plan will be deemed to use the Current Year Testing Method. For Plan Years beginning before January 1, 1997, the Current Year Testing Method is deemed to have been in effect.

                  (1) Prior Year Testing Method. Under the Prior Year Testing Method, the Average Contribution Percentage ("ACP") of the Highly Compensated Employee Group (as defined in Section 17.7(e)) for the current Plan Year is compared with the ACP of the Nonhighly Compensated Employee Group (as defined in Section 17.7(f)) for the prior Plan Year. If the Employer elects to use the Prior Year Testing Method under Part 4F of the Agreement, the Plan must satisfy one of the following tests for each Plan Year:

                           (i) The ACP of the Highly Compensated Employee Group for the current Plan Year may not exceed 1.25 times the ACP of the Nonhighly Compensated Employee Group for the prior Plan Year.

                           (ii) The ACP of the Highly Compensated Employee Group for the current Plan Year may not exceed the percentage (whichever is less) determined by (A) adding 2 percentage points to the ACP of the Nonhighly Compensated Employee Group for the prior Plan Year or
                                    (B)  multiplying  the  ACP of the  Nonhighly
                                    Compensated  Employee  Group  for the  prior
                                    Plan Year by 2.

                  (2) Current Year Testing Method. Under the Current Year Testing Method, the ACP of the Highly Compensated Employee Group for the current Plan Year is compared to the ACP of the Nonhighly Compensated Employee Group for the current Plan Year. If the Employer elects to use the Current Year Testing Method under
                           Part 4F of the Agreement, the Plan must satisfy the ACP Test, as described in (1) above, for each Plan Year, but using the ACP of the Nonhighly Compensated Employee Group for the current Plan Year instead of for the prior Plan Year. If the Employer elects to use the Current Year Testing Method, it may switch to the Prior Year Testing Method only if the Plan satisfies the requirements for changing to the Prior Year Testing Method as set forth in IRS Notice 98-1 (or superseding guidance).

         (b) Special rule for first Plan Year. For the first Plan Year that the Plan includes either an Employer Matching Contribution formula or permits Employee After-Tax Contributions, if the Prior Year Testing Method is in effect, the ACP for the Nonhighly Compensated Employee Group is deemed to be 3%, unless the Employer elects in Part 4F of the Agreement to use the actual data for the Nonhighly Compensated Employee Group in the first Plan Year. This first Plan Year rule does not apply if this Plan is a successor to a plan that was subject to the ACP Test or if the Plan is aggregated for purposes of applying the ACP Test with another plan that was subject to the ACP test in the prior Plan Year.

         (c) Use of Section 401(k) Deferrals and QNECs under the ACP Test. The Plan Administrator may take into account all or any portion of Section 401(k) Deferrals and QNECs (see Section 17.7(h)) made to this Plan, or to another qualified plan maintained by the Employer, for purposes of applying the ACP Test. QNECs may not be included in the ACP Test to the extent such amounts are included in the ADP Test for such Plan Year. Section 401(k) Deferrals and QNECs made to another qualified plan maintained by the Employer may also be taken into account, so long as the other plan has the same Plan Year as this Plan. To include Section
                  401(k) Deferrals under the ACP Test, the Plan must satisfy the ADP Test taking into account all Section 401(k) Deferrals, including those used under the ACP Test, and taking into account only those Section 401(k) Deferrals not included in the ACP Test. To include QNECs under the ACP Test, all Employer Nonelective Contributions, including the QNECs, must satisfy Codess.401(a)(4). In addition, the Employer Nonelective Contributions, excluding any QNECs used in the ADP Test or ACP Test, must also satisfy Codess.401(a)(4).

                    (1) Timing of contributions. In order to be used in the
                        ACP Test for a given Plan Year, QNECs must be made before the end of the 12-month period immediately following the Plan Year for which they are allocated. If the Employer is using the Prior Year Testing Method (as described in (a)(1) above), QNECs taken into account for the Nonhighly Compensated Employee Group must be allocated for the prior Plan Year, and must be made no later than the end of the 12-month period immediately following such Plan Year.

                  (2) Double-counting limits. This paragraph applies if, in any Plan Year beginning after December 31, 1998, the Prior Year Testing Method is used to run the ACP Test and, in the prior Plan Year, the Current Year Testing Method was used to run the ACP Test. If this paragraph applies, the following contributions are disregarded in calculating the ACP of the Nonhighly Compensated Employee Group for the prior Plan Year:

                           (i) All QNECs that were included in either the ADP Test or ACP Test for the prior Plan Year.

                           (ii) All Section 401(k) Deferrals, regardless of how used for testing purposes in the prior Plan Year.

                           (iii) Any QMACs that were included in the ADP Test for the prior Plan Year.

                           For purposes of applying the double-counting limits, if actual data of the Nonhighly Compensated Employee Group is used for a first Plan Year described in Section (b) above, the Plan is still considered to be using the Prior Year Testing Method for that first Plan Year. Thus, the double-counting limits do not apply if the Prior Year Testing Method is used for the next Plan Year.

                  (3) Testing flexibility. The Plan Administrator is expressly granted the full flexibility permitted by applicable Treasury regulations to determine the amount of Section 401(k) Deferrals and QNECs used in the ACP Test. Section 401(k) Deferrals and QNECs taken into account under the ACP Test do not have to be uniformly determined for each Eligible Participant, and may represent all or any portion of the Section 401(k) Deferrals and QNECs allocated to each Eligible Participant, provided the conditions described above are satisfied.

         (d) Correction of Excess Aggregate Contributions. If the Plan fails the ACP Test for a Plan Year, the Plan Administrator may use any combination of the correction methods under this Section to correct the Excess Aggregate Contributions under the Plan. (See Section 17.7(c) for the definition of Excess Aggregate Contributions.)

                  (1) Corrective distribution of Excess Aggregate Contributions. If the Plan fails the ACP Test for a Plan Year, the Plan Administrator may, in its discretion, distribute Excess Aggregate Contributions (including any allocable income or loss) no later than the last day of the following Plan Year to correct the ACP Test violation. Excess Aggregate Contributions will be distributed only to the extent they are vested under Article 4, determined as of the last day of the Plan Year for which the contributions are made to the Plan. To the extent Excess Aggregate Contributions are not vested, the Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited in accordance with Section 5.3(d)(1). If the Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10-percent excise tax will be imposed on the Employer with respect to such amounts.

                           (i) Amount to be distributed. In determining the amount of Excess Aggregate Contributions to be distributed to a Highly Compensated Employee under this Section, Excess Aggregate Contributions are first allocated equally to the Highly Compensated Employee(s) with the largest dollar amount of contributions taken into account under the ACP Test for the Plan Year in which the excess occurs. The Excess Aggregate Contributions allocated to such Highly Compensated Employee(s) reduce the dollar amount of the contributions taken into account under the ACP Test for such Highly Compensated Employee(s) until all of the Excess Aggregate Contributions are allocated or until the dollar amount of such contributions for the Highly Compensated Employee(s) is reduced to the next highest dollar amount of such contributions for any other Highly Compensated Employee(s). If there are Excess Aggregate Contributions remaining, the Excess Aggregate Contributions continue to be allocated in this manner until all of the Excess Aggregate Contributions are allocated.

                           (ii) Allocable gain or loss. A corrective distribution of Excess Aggregate Contributions must include any allocable gain or loss for the Plan Year in which the excess occurs. For this purpose, allocable gain or loss on Excess Aggregate Contributions may be determined in any reasonable manner, provided the manner used is applied uniformly and in a manner that is reasonably reflective of the method used by the Plan for allocating income to Participants' Accounts.

                           (iii) Coordination with other provisions. A corrective distribution of Excess Aggregate Contributions made by the end of the Plan Year following the Plan Year in which the excess occurs may be made without consent of the Participant or the Participant's spouse, and without regard to any distribution restrictions  applicable  under Article 8 or
                                    Article 9.  Excess  Aggregate  Contributions
                                    are treated as Annual Additions for purposes of Code ss.415 even if distributed from the Plan. A corrective distribution of Excess Aggregate Contributions is not treated as a distribution for purposes of applying the minimum required distribution rules under
                                    Article 10.

                           (iv)     Accounting     for     Excess      Aggregate
                                    Contributions.        Excess       Aggregate
                                    Contributions   are  distributed   from  the
                                    following   sources  and  in  the  following
                                    priority:

                                    (A)     Employee After-Tax Contributions
                                            that are not matched;

                                    (B)     proportionately     from    Employee
                                            After-Tax      Contributions     not
                                            distributed  under  (A) and  related
                                            Employer Matching Contributions that
                                            are included in the ACP Test;

                                    (C)     Employer   Matching    Contributions
                                            included  in the ACP  Test  that are
                                            not distributed under (B);

                                    (D)     Section 401(k) Deferrals included in
                                            the ACP Test that are not matched;

                                    (E)     proportionately  from Section 401(k)
                                            Deferrals  included  in the ACP Test
                                            that are not  distributed  under (D)
                                            and   related   Employer    Matching
                                            Contributions  that are  included in
                                            the ACP  Test  and  not  distributed
                                            under (B) or (C); and

                                    (F)     QNECs included in the ACP Test.

                  (2)      Making QMACs or QNECs. To the extent authorized under
                           Part 4B(d) or 4C(b) of the Agreement, the Employer may make additional QMACs or QNECs to the Plan on behalf of the Nonhighly Compensated Employees in order to correct an ACP Test violation to the extent such amounts are not used in the ADP Test. Any QMACs or QNECs contributed under this Section will be allocated to Participants in accordance with the provisions under Section 2.4(c) or (e), as applicable.

         (e) Adjustment of contribution rate for Highly Compensated Employees. The Employer may suspend (or automatically reduce the rate of) Employee After-Tax Contributions for the Highly Compensated Employee Group, to the extent necessary to satisfy the ACP Test or to reduce the margin of failure. A suspension or reduction shall not affect Employee After-Tax Contributions already contributed by the Highly Compensated Employees for the Plan Year. As of the first day of the subsequent Plan
                  Year, Employee After-Tax Contributions shall resume at the levels elected by the Highly Compensated Employees.

17.4 Multiple Use Test. If both an ADP Test and an ACP Test are run for the Plan Year, and the Plan does not pass the 1.25 test under either the ADP Test or the ACP Test, the Plan must satisfy a special Multiple Use Test.

         (a) Aggregate Limit. Under the Multiple Use Test, the sum of the ADP and the ACP for the Highly Compensated Employee Group may not exceed the Plan's Aggregate Limit. For this purpose, the Plan's Aggregate Limit is the sum of (1) and (2):

                  (1) 1.25 times the greater of: (i) the ADP of the Nonhighly Compensated Employee Group or (ii) the ACP of the Nonhighly Compensated Employee Group; and

                  (2) the lesser of 2 times or 2 plus the lesser of: (i) the ADP of the Nonhighly Compensated Employee Group or (ii) the ACP of the Nonhighly Compensated Employee Group.

                  Alternatively, if it results in a larger amount, the Aggregate imit is the sum of (3) and (4):

                  (3) 1.25 times the lesser of: (i) the ADP of the Nonhighly Compensated Employee Group or (ii) the ACP of the Nonhighly Compensated Employee Group; and

                  (4) the lesser of 2 times or 2 plus the greater of: (i) the ADP of the Nonhighly Compensated Employee Group or (ii) the ACP of the Nonhighly Compensated Employee Group.

                  The Aggregate Limit is calculated using the ADP and ACP of the Nonhighly Compensated Employee Group that is used in performing the ADP Test and ACP Test for the Plan Year. Thus, if the Prior Year Testing Method is being used, the Aggregate Limit is calculated by using the applicable percentage of the Nonhighly Compensated Employee Group for the prior Plan Year. If the Current Year Testing Method is being used, the Aggregate Limit is calculated by using the applicable percentage of the Nonhighly Compensated Employee Group for the current Plan Year.

         (b) Correction of the Multiple Use Test. If the Multiple Use Test is not passed, the following corrective action will be taken.

                  (1) Corrective distributions. The Plan will make corrective distributions (or additional corrective distributions, if corrective distributions are already being made to correct a violation of the ADP Test or ACP Test), to the extent other corrective action is not taken or such other action is not sufficient to completely eliminate the Multiple Use Test violation. Such corrective distributions may be determined as if they were being made to correct a violation of the ADP Test or a violation of the ACP Test, or a combination of both, as determined by the Plan Administrator. Any corrective distribution that is treated as if it were correcting a violation of the ADP Test will be determined under the rules described in Section 17.2(d). Any corrective distribution that is treated as if it were correcting a violation of the ACP Test will be determined under the rules described in Section 17.3(d).

                  (2) Making QMACs or QNECs. The Employer, to the extent authorized under Part 4B or Part 4C of the Agreement, may make additional QMACs or QNECs, so that the resulting ADP and/or ACP of the Nonhighly Compensated Employee Group is increased to the extent necessary to satisfy the Multiple Use Test.

17.5 Special Testing Rules. This Section describes special testing rules that apply to the ADP Test or the ACP Test. In some cases, the special testing rule is optional, in which case, the election to use such rule is solely within the discretion of the Plan Administrator.

         (a) Special rule for determining ADP and ACP of Highly Compensated Employee Group. When calculating the ADP or ACP of the Highly Compensated Employee Group for any Plan Year, a Highly Compensated Employee's Section 401(k) Deferrals, Employee After-Tax Contributions, and Employer Matching Contributions under all qualified plans maintained by the Employer are taken into account as if such contributions were made to a single plan. If the plans have different Plan Years, the contributions made in all Plan Years that end in the same calendar year are aggregated under this paragraph. This aggregation rule does not apply to plans that are required to be disaggregated under Code ss.410(b).

         (b) Aggregation of plans. When calculating the ADP Test and the ACP Test, plans that are permissively aggregated for coverage and nondiscrimination testing purposes are treated as a single plan. This aggregation rule applies to determine the ADP or ACP of both the Highly Compensated Employee Group and the Nonhighly Compensated Employee Group. Aggregation described in this paragraph is not permitted unless all plans being aggregated have the same Plan Year and use the same testing method for the applicable test.

         (c)      Disaggregation of plans.

                  (1) Plans covering Union Employees and non-Union Employees. If the Plan covers Union Employees and non-Union Employees, the Plan is mandatorily disaggregated for purposes of applying the ADP Test and the ACP Test into two separate plans, one covering the Union Employees and one covering the non-Union Employees. A separate ADP Test must be applied for each disaggregated portion of the Plan in accordance with applicable Treasury regulations. A separate ACP Test must be applied to the disaggregated portion of the Plan that covers the non-Union Employees. The disaggregated portion of the Plan that includes the Union Employees is deemed to pass the ACP Test.

                  (2) Otherwise excludible Employees. If the minimum coverage test under Code ss.410(b) is performed by disaggregating "otherwise excludable Employees" (i.e., Employees who have not satisfied the maximum age 21 and one Year of Service eligibility conditions permitted under Code ss.410(a)), then the Plan is treated as two separate plans, one benefiting the otherwise excludible Employees and the other benefiting Employees who have satisfied the maximum age and service eligibility conditions. If such disaggregation applies, the following operating rules apply to the ADP Test and the ACP Test.

                           (i) For Plan Years beginning before January 1, 1999, the ADP Test and the ACP Test are applied separately for each disaggregated plan. If there are no Highly Compensated Employees benefiting under a disaggregated plan, then no ADP Test or ACP Test is required for such plan.

                           (ii) For Plan Years beginning after December 31, 1998, instead of the rule under (i), only the disaggregated plan that benefits the Employees who have satisfied the maximum age and service eligibility conditions permitted under Code ss.410(a) is subject to the ADP Test and the ACP Test. However, any Highly Compensated Employee who is benefiting under the disaggregated plan that includes the otherwise excludable Employees is taken into account in such tests. The Employer may elect to apply the rule in (i) instead.

                  (3)      Corrective  action  for   disaggregated   plans.  Any
                           corrective action authorized by this Article may be determined separately with respect to each disaggregated portion of the Plan. A corrective action taken with respect to a disaggregated portion of the Plan need not be consistent with the method of correction (if any) used for another disaggregated portion of the Plan. In the case of a Nonstandardized Plan, to the extent the Agreement authorizes the Employer to make discretionary QNECs or discretionary QMACs, the Employer is expressly permitted to designate such QNECs or QMACs as allocable only to Eligible Participants in a particular disaggregated portion of the Plan.

         (d) Special rules for the Prior Year Testing Method. If the Plan uses the Prior Year Testing Method, and an election made under
                  (b) or (c) above is inconsistent with the election made in the prior Plan Year, the plan coverage change rules described in IRS Notice 98-1 (or other successor guidance) will apply in determining the ADP and ACP for the Nonhighly Compensated Employee Group.

17.6 Safe Harbor 401(k) Plan Provisions. For Plan Years beginning after December 31, 1998, the ADP Test described in Section 17.2 is deemed to be satisfied for any Plan Year in which the Plan qualifies as a Safe Harbor 401(k) Plan. In addition, if Employer Matching Contributions are made for such Plan Year, the ACP Test is deemed satisfied with respect to such contributions if the conditions of subsection (c) below are satisfied. This Section contains the rules that must be met for the Plan to qualify as a Safe Harbor 401(k) Plan.

Part 4E of the Agreement allows the Employer to designate the manner in which it will comply with the safe harbor requirements. If the Employer wishes to designate the Plan as a Safe Harbor 401(k) Plan, it should complete Part 4E of the Agreement. The safe harbor provisions described in this Section are not applicable unless the Plan is identified as a Safe Harbor 401(k) Plan under Part 4E. The election under Part 4E to be a Safe Harbor 401(k) Plan is effective for all Plan Years beginning with the Effective Date of the Plan (or January 1, 1999, if later) unless the Employer elects otherwise under Part 4E(d) of the Agreement. See Section 20.7 for rules regarding the application of the Safe Harbor 401(k) Plan provisions for Plan Years beginning before the date this Plan is adopted.

         (a) Safe harbor conditions. To qualify as a Safe Harbor 401(k) Plan, the Plan must satisfy the requirements under Sections
                  (1), (2), (3) and (4) below.

                  (1) Safe Harbor Contribution. The Employer must provide a Safe Harbor Employer Matching Contribution or a Safe Harbor Employer Nonelective Contribution under the Plan. The Employer must designate the type and amount of the Safe Harbor Contribution under Part 4E of the Agreement. The Employer may elect under Part 4E(d) to provide the Safe Harbor Contribution to all Eligible Participants or only to Eligible Participants who are Nonhighly Compensated Employees. The Safe Harbor Contribution must be made to the Plan no later than 12 months following the close of the Plan Year for which it is being used to qualify the Plan as a Safe Harbor 401(k) Plan.

                           The eligibility conditions applicable to Section 401(k) Deferrals under Part 1 of the Agreement also apply in determining who is an Eligible Participant for purposes of the Safe Harbor Contribution. However, the Employer may elect under Part 4E(d)(3) to apply a one Year of Service (as defined in Section 1.4(b)) and an age 21 eligibility condition for the Safe Harbor Contribution, regardless of the eligibility conditions selected for Section 401(k) Deferrals under Part 1 of the Agreement. The Employer may further modify the eligibility conditions applicable to Safe Harbor Contributions under Part 1(a)(6) of the Nonstandardized Plan Agreement so that the Safe Harbor Contribution is provided only under a properly disaggregated portion of the Plan, as described in Section 17.5(c).

                           (i) Safe Harbor Employer Matching Contribution. The Employer may elect under Part 4E(a) of the Agreement to make the Safe Harbor Employer Matching Contribution under a basic formula or an enhanced formula. The basic formula under Part 4E(a)(1) provides an Employer Matching Contribution that equals:

                                    (A)     100% of the amount of a
                                            Participant's Section 401(k)
                                            Deferrals that do not exceed 3% of
                                            the Participant's Included
                                            Compensation, plus

                                    (B)     50% of the amount of a Participant's
                                            Section 401(k) Deferrals that exceed
                                            3%,  but do not  exceed  5%,  of the
                                            Participant's Included Compensation.

                                    The  enhanced  formula  under Part  4E(a)(2)
                                    provides an Employer  Matching  Contribution
                                    that is not less,  at each  level of Section
                                    401(k)  Deferrals,  than the amount required
                                    under the basic formula.  Under the enhanced
                                    formula,   the  rate  of  Employer  Matching
                                    Contributions   may  not   increase   as  an
                                    Employee's rate of Section 401(k) Deferrals increase.

                                    The Plan  will not fail to be a Safe  Harbor
                                    401(k)    Plan   merely    because    Highly
                                    Compensated   Employees   also   receive   a
                                    contribution  under  the Plan.  However,  an
                                    Employer  Matching   Contribution  will  not
                                    satisfy   this   Section   if   any   Highly
                                    Compensated   Employee  is  eligible  for  a
                                    higher    rate    of    Employer    Matching
                                    Contribution   than  is  provided   for  any
                                    Nonhighly Compensated Employee who has the same rate of Section 401(k) Deferrals.

                                    In  addition  to the  Safe  Harbor  Matching
                                    Contribution,  an  Employer  may elect under
                                    Part 4B of the  Agreement  to make  Employer
                                    Matching  Contributions which are subject to
                                    the normal vesting schedule and distribution
                                    rules   applicable   to  Employer   Matching
                                    Contributions. See Section (c) below for a discussion of the effect of such additional Employer Matching Contributions on the ACP Test.

                           (ii) Safe Harbor Employer Nonelective Contribution. The Employer may elect under
                                    Part 4E(b) of the  Agreement  to make a Safe
                                    Harbor Employer Nonelective Contribution of at least 3% of Included Compensation. The Employer may retain discretion to increase the amount of the Safe Harbor Employer Nonelective Contribution in excess of the percentage designated under Part 4E(b).

                                    In  addition,  the  Employer may provide for
                                    additional       discretionary      Employer
                                    Nonelective  Contributions  under Part 4C of
                                    the  Agreement  (in  addition  to  the  Safe
                                    Harbor   Contribution  under  this  Section)
                                    which are subject to the normal vesting schedule and distribution rules applicable to Employer Nonelective Contributions.

                                    The Employer  may elect under Part  4E(b)(2)
                                    of the  Agreement  to provide  the  Employer
                                    Nonelective   Contribution   under   another
                                    Defined  Contribution Plan maintained by the
                                    Employer.     The    Employer    Nonelective
                                    Contribution under such other plan must satisfy the conditions under this Section
                                    17.6  for  this  Plan to  qualify  as a Safe
                                    Harbor 401(k) Plan.

                  (2) Full and immediate vesting. The Safe Harbor Contribution under (1) above must be 100% vested, regardless of the Employee's length of service, at the time the contribution is made to the Plan. Any additional amounts contributed under the Plan may be subject to a vesting schedule.

                  (3) Distribution restrictions. Distributions of the Safe Harbor Contribution under (1) must be restricted in the same manner as Section 401(k) Deferrals under
                           Article 8, except that such contributions may not be distributed upon Hardship. See Section 8.6(c).

                  (4) Annual notice. Each Eligible Participant under the Plan must receive a written notice describing the Participant's rights and obligations under the Plan, including a description of: (i) the Safe Harbor Contribution formula being used under the Plan; (ii) any other contributions under the Plan; (iii) the plan to which the Safe Harbor Contributions will be made (if different from this Plan); (iv) the type and amount of Included Compensation that may be deferred under the Plan; (v) the administrative requirements for making and changing Section 401(k) Deferral elections; and (vi) the withdrawal and vesting provisions under the Plan. For any Plan Year that begins in 1999, the notice requirements described in this paragraph are deemed satisfied if the notice provided satisfied a reasonable, good faith interpretation of the notice requirements under Code ss.401(k)(12).

                           Each Eligible Participant must receive the annual notice within a reasonable period before the beginning of the Plan Year (or within a reasonable period before an Employee becomes an Eligible Participant, if later). For this purpose, an Employee will be deemed to have received the notice in a timely manner if the Employee receives such notice at least 30 days and no more than 90 days before the beginning of the Plan Year. For an Employee who becomes an Eligible Participant during a Plan Year, the notice will be deemed timely if it is provided no more than 90 days prior to the date the Employee becomes an Eligible Participant. For Plan Years that begin on or before April 1, 1999, the notice requirement under this Section will be satisfied if the notice is provided by March 1, 1999.

         (b) Deemed compliance with ADP Test. If the Plan satisfies all the conditions under (a) above to qualify as a Safe Harbor 401(k) Plan, the Plan is deemed to satisfy the ADP Test for the Plan Year. This Plan will not be deemed to satisfy the ADP Test for a Plan Year if an Eligible Participant is covered under another Safe Harbor 401(k) Plan maintained by the Employer which uses the provisions under this Section to comply with the ADP Test.

         (c) Deemed compliance with ACP Test. If the Plan satisfies all the conditions under (a) above to qualify as a Safe Harbor 401(k) Plan, the Plan is deemed to satisfy the ACP Test for the Plan Year with respect to Employer Matching Contributions (including Employer Matching Contributions that are not used to qualify as a Safe Harbor 401(k) Plan), provided the following conditions are satisfied. (The ACP Test is not deemed to be satisfied with respect to any Employee After-Tax Contributions.) If the only Employer Matching Contribution formula provided under the Plan is a safe harbor formula under
                  Part 4E of the Agreement, the conditions described below are automatically satisfied.

                  (1) Limit on contributions eligible for Employer Matching Contributions. Any Employer Matching Contributions provided under the Plan (whether or not such Employer Matching Contributions are provided under a Safe Harbor Matching Contribution formula) must be determined by disregarding Section 401(k) Deferrals and Employee After-Tax Contributions that exceed 6% of Included Compensation. If an Employer Matching Contribution formula applies to both Section 401(k) Deferrals and Employee After-Tax Contributions, then the sum of such contributions that exceed 6% of Included Compensation must be disregarded under the formula.

                  (2) Limit on discretionary Employer Matching Contributions. For Plan Years beginning after December 31, 1999, the Plan will not satisfy the ACP Safe Harbor if the Employer elects to provide discretionary Employer Matching Contributions in addition to the Safe Harbor Matching Contribution, unless the Employer limits the aggregate amount of such discretionary Employer Matching Contributions under Part 4B(b)(2)(i) to no more than 4 percent of the Employee's Included Compensation.

                  (3) Rate of Employer Matching Contribution may not increase. The Employer Matching Contribution formula may not provide a higher rate of match at higher levels of Section 401(k) Deferrals or Employee After-Tax Contributions.

                  (4) Limit on Employer Matching Contributions for Highly Compensated Employees. The Employer Matching Contributions made for any Highly Compensated Employee at any rate of Section 401(k) Deferrals and/or Employee After-Tax Contributions cannot be greater than the Employer Matching Contributions provided for any Nonhighly Compensated Employee at the same rate of Section 401(k) Deferrals and/or Employee After-Tax Contributions.

         (d) Rules for applying the ACP Test. If the ACP Test must be performed under a Safe Harbor 401(k) Plan, either because there are Employee After-Tax Contributions, or because the Employer Matching Contributions do not satisfy the conditions described in (c) above, the Current Year Testing Method must be used to perform such test, even if the Agreement specifies that the Prior Year Testing Method applies. In addition, the testing rules provided in IRS Notice 98-52 (or any successor guidance) are applicable in applying the ACP Test.

         (e) Aggregated plans. If the Plan is aggregated with another plan under Section 17.5(a) or (b), then the Plan is not a Safe Harbor 401(k) Plan unless the conditions of this Section are satisfied on an aggregated basis.

17.7 Definitions. The following definitions apply for purposes of applying the provisions of this Article 17.

         (a) ACP -- Average Contribution Percentage. The ACP for a group is the average of the contribution percentages calculated separately for each Eligible Participant in the group. An Eligible Participant's contribution percentage is the ratio of the contributions made on behalf of the Participant which are included under the ACP Test, expressed as a percentage of the Participant's Testing Compensation for the Plan Year. For this purpose, the contributions included under the ACP Test are the sum of the Employee After-Tax Contributions, Employer Matching Contributions, and QMACs (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of theParticipant for the Plan Year. The ACP may also include other contributions as provided in Section 17.3(c), if applicable.

         (b) ADP -- Average Deferral Percentage. The ADP for a group is the average of the deferral percentages calculated separately for each Eligible Participant in the group. A Participant's deferral percentage is the ratio of the Participant's deferral contributions expressed as a percentage of the Participant's Testing Compensation for the Plan Year. For this purpose, a Participant's deferral contributions include any Section 401(k) Deferrals made pursuant to the Participant's deferral election, including Excess Deferrals of Highly Compensated Employees (but excluding Excess Deferrals of Nonhighly Compensated Employees). The ADP may also include other contributions as provided in Section 17.2(c), if applicable.

         (c) Excess Aggregate Contributions. Excess Aggregate Contributions for a Plan Year are the amounts contributed on behalf of the Highly Compensated Employees which exceed the maximum amount permitted under the ACP Test for such Plan Year. The total dollar amount of Excess Aggregate Contributions for a Plan Year is determined by calculating the amount that would have to be distributed to the Highly Compensated Employees if the distributions were made first to the Highly Compensated Employee(s) with the highest contribution percentage until either:

                  (1) the adjusted ACP for the Highly Compensated Employee Group would reach a percentage that satisfies the ACP Test, or

                  (2)      the contribution percentage of the Highly Compensated
                           Employee(s)   with  the  next  highest   contribution
                           percentage would be reached.

                  This process is repeated until the adjusted ACP for the Highly Compensated Employee Group would satisfy the ACP Test. The total dollar amount so determined is then divided among the Highly Compensated Employee Group in the manner described in
                  Section 17.3(d)(1) to determine the actual corrective distributions to be made.

         (d) Excess Contributions. Excess Contributions for a Plan Year are the amounts taken into account in computing the ADP of the Highly Compensated Employees which exceed the maximum amount permitted under the ADP Test for such Plan Year. The total dollar amount of Excess Contributions for a Plan Year is determined by calculating the amount that would have to be distributed to the Highly Compensated Employees if the distributions were made first to the Highly Compensated Employee(s) with the highest deferral percentage until either:

                  (1) the adjusted ADP for the Highly Compensated Employee Group would reach a percentage that satisfies the ADP Test, or

                  (2) the deferral percentage of the Highly Compensated Employee(s) with the next highest deferral percentage would be reached. This process is repeated until the adjusted ADP for the Highly Compensated Employee Group would satisfy the ADP test. The total dollar amount so determined is then divided among the Highly Compensated Employee Group in the manner described in
                           Section 17.2(d)(1) to determine the actual corrective distributions to be made.

         (e) Highly Compensated Employee Group. The Highly Compensated Employee Group is the group of Eligible Participants who are Highly Compensated Employees for the current Plan Year. An Employee who makes a one-time irrevocable election not to participate in accordance with Section 1.11 (if authorized under Part 13(h)(1) of a Nonstandardized Plan Agreement) will not be treated as an Eligible Participant.

         (f) Nonhighly Compensated Employee Group. The Nonhighly Compensated Employee Group is the group of Eligible Participants who are Nonhighly Compensated Employees for the applicable Plan Year. If the Prior Year Testing Method is selected under Part 4F of the Agreement, the Nonhighly Compensated Employee Group is the group of Eligible Participants in the prior Plan Year who were Nonhighly Compensated Employees for that year. If the Current Year Testing Method is selected under Part 4F of the Agreement, the Nonhighly Compensated Employee Group is the group of Eligible Participants who are Nonhighly Compensated Employees for the current Plan Year. An Employee who makes a one-time irrevocable election not to participate in accordance with
                  Section 1.11 (if authorized under Part 13(h)(1) of a Nonstandardized Plan Agreement) will not be treated as an Eligible Participant.

         (g) QMACs - Qualified Matching Contribution. To the extent authorized under Part 4B(d) of the Agreement, QMACs are Employer Matching Contributions which are 100% vested when contributed to the Plan and are subject to the distribution restrictions applicable to Section 401(k) Deferrals under
                  Article 8, except that no portion of a Participant's QMAC Account may be distributed from the Plan on account of Hardship. See Section 8.6(c).

         (h) QNECs - Qualified Nonelective Contributions. To the extent authorized under Part 4C(b) of the Agreement, QNECs are Employer Nonelective Contributions which are 100% vested when contributed to the Plan and are subject to the distribution restrictions applicable to Section 401(k) Deferrals under
                  Article 8, except that no portion of a Participant's QNEC Account may be distributed from the Plan on account of Hardship. See Section 8.6(c).

         (i) Testing Compensation. In determining the Testing Compensation used for purposes of applying the ADP Test, the ACP Test, and the Multiple Use Test, the Plan Administrator is not bound by any elections made under Part 3 of the Agreement with respect to Total Compensation or Included Compensation under the Plan. The Plan Administrator may determine on an annual basis (and within its discretion) the components of Testing Compensation for purposes of applying the ADP Test, the ACP Test and the Multiple Use Test. Testing Compensation must qualify as a nondiscriminatory definition of compensation under Code ss.414(s) and the regulations thereunder and must be applied consistently to all Participants. Testing Compensation may be determined over the Plan Year for which the applicable test is being performed or the calendar year ending within such Plan Year. In determining Testing Compensation, the
                  Plan Administrator may take into consideration only the compensation received while the Employee is an Eligible Participant. In no event may Testing Compensation for any Participant exceed the Compensation Dollar Limitation defined in Section 22.30.

                                   Article 18
                         Plan Amendments and Termination

This Article contains the rules regarding the ability of the Prototype Sponsor or Employer to make Plan amendments and the effect of such amendments on the Plan. This Article also contains the rules for administering the Plan upon termination and the effect of Plan termination on Participants' benefits and distribution rights.

18.1     Plan Amendments.

         (a) Amendment by the Prototype Sponsor. The Prototype Sponsor may amend the Prototype Plan on behalf of each adopting Employer who is maintaining a Plan under the Prototype Plan at the time of the amendment.An amendment by the Prototype Sponsor to the Basic Plan Document does not require consent of the adopting Employers, nor does an adopting Employer have to reexecute its Agreement with respect to such an amendment. The Prototype Sponsor will provide each adopting Employer a copy of the amended Basic Plan Document (either by providing substitute or additional pages, or by providing a restated Basic Plan Document). An amendment by the Prototype Sponsor to any Agreement offered under the Prototype Plan is not effective with respect to an Employer's Plan unless the Employer reexecutes the amended Agreement.

         (b) Amendment by the Employer. The Employer shall have the right at any time to amend the Agreement in the following manner without affecting the Plan's status as a Prototype Plan. (The ability to amend the Plan as authorized under this Section applies only to the Employer that executes the Signature Page of the Agreement. Any amendment to the Plan under this Section also applies to any Related Employer that participates under the Plan as a Co-Sponsor.)

                  (1) The Employer may change any optional selections under the Agreement.

                  (2) The Employer may add additional language where authorized under the Agreement, including language necessary to satisfy Code ss.415 or Code ss.416 due to the aggregation of multiple plans.

                  (3) The Employer may change the administrative selections under Part 12 of the Agreement by replacing the appropriate page(s) within the Agreement. Such amendment does not require reexecution of the Signature Page of the Agreement.

                  (4) The Employer may add any model amendments published by the IRS which specifically provide that their adoption will not cause the Plan to be treated as an individually designed plan.

                  (5) The Employer may adopt any amendments that it deems necessary to satisfy the requirements for resolving qualification failures under the IRS' compliance resolution programs.

                  (6) The Employer may adopt an amendment to cure a coverage or nondiscrimination testing failure, as permitted under applicable Treasury regulations.

                  The Employer may amend the Plan at any time for any other reason, including a waiver of the minimum funding requirement under Code ss.412(d). However, such an amendment may cause the Plan to lose its status as a Prototype Plan and become an individually designed plan.

                  The Employer's amendment of the Plan from one type of Defined Contribution Plan (e.g., a money purchase plan) into another type of Defined Contribution Plan (e.g., a profit sharing plan) will not result in a partial termination or any other event that would require full vesting of some or all Plan Participants.

                  Any amendment which affects the rights, duties or responsibilities of the Trustee or Plan Administrator may only be made with the Trustee's or Plan Administrator's written consent. Any amendment to the Plan must be in writing and a copy of the resolution setting forth such amendment (with the applicable effective date of such amendment) must be delivered to the Trustee.

                  No amendment may authorize or permit any portion of the assets held under the Plan to be used for or diverted to a purpose other than the exclusive benefit of Participants or their Beneficiaries, except to the extent such assets are used to pay taxes or administrative expenses of the Plan. An amendment also may not cause or permit any portion of the assets held under the Plan to revert to or become property of the Employer.

         (c) Protected Benefits. Except as permitted under statute (such as Code ss.412(c)(8)), regulations (such as Treas. Reg. ss.1.411(d)-4), or other IRS guidance of general applicability, no Plan amendment (or other transaction having the effect of a Plan amendment, such as a merger, acquisition, plan transfer, or similar transaction) may reduce a
                  Participant's Account Balance or eliminate or reduce a Protected Benefit to the extent such Protected Benefit relates to amounts accrued prior to the adoption date (or effective date, if later) of the Plan amendment. For this purpose, Protected Benefits include any early retirement benefits, retirement-type subsidies, and optional forms of benefit (as defined under the regulations).

18.2 Plan Termination. The Employer may terminate this Plan at any time by delivering to the Trustee and Plan Administrator written notice of such termination.

         (a) Full and immediate vesting. Upon a full or partial termination of the Plan (or in the case of a profit sharing plan, the complete discontinuance of contributions), all amounts credited to an affected Participant's Account become 100% vested, regardless of the Participant's vested percentage determined under Article 4.

         (b) Distribution procedures. Upon the termination of the Plan, the Employer shall direct the distribution of Plan assets to Participants in accordance with the provisions under Article
                  8. For this purpose, distribution shall be made to Participants with vested Account Balances of $5,000 or less in lump sum as soon as administratively feasible following the Plan termination, regardless of any contrary election under
                  Part 9(b) of the Agreement. For Participants with vested Account Balances in excess of $5,000, distribution will be made through the purchase of deferred annuity contracts
                  (which protect all Protected Benefits under the Plan) unless a Participant elects to receive an immediate distribution in any form of payment permitted under the Plan. If an immediate distribution is elected in a form other than a lump sum, the distribution will be satisfied through the purchase of an immediate annuity contract. Distributions will be made as soon as administratively feasible following the Plan termination, regardless of any contrary election under Part 9(a) of the Agreement. The references in this paragraph to $5,000 shall be deemed to mean $3,500, prior to the time the $5,000 threshold becomes effective under the Plan (as determined in Section 8.3(f)).

                  (1) Special rule for certain profit sharing plans. If this Plan is a profit sharing plan, distribution will be made to all Participants, without consent, as soon as administratively feasible following the termination of the Plan, without regard to the value of the Participants' vested Account Balance. This special rule applies only if the Plan does not provide for an annuity option under Part 11 of the Agreement and the Employer does not maintain any other Defined Contribution Plan (other than an ESOP) at any time between the termination of the Plan and the distribution.

                  (2) Special rule for 401(k) plans. Section 401(k) Deferrals, QMACs, QNECs, Safe Harbor Matching Contributions and Safe Harbor Nonelective Contributions under a 401(k) plan (as well as transferred assets (see Section 3.3(c)(3)) which are subject to the distribution restrictions applicable to Section 401(k) Deferrals) may be distributed upon Plan termination only if the Employer does not maintain a Successor Plan at any time during the period beginning on the date of termination and ending 12 months after the final distribution of all Plan assets. For this purpose, a Successor Plan is any Defined Contribution Plan, other than an ESOP, SEP or SIMPLE IRA. A plan will not be considered a Successor Plan, if at all times during the 24-month period beginning 12 months before the Plan termination, fewer than 2% of the Eligible Participants under the 401(k) plan are eligible under such plan. A distribution these contributions may be made to the extent another distribution event permits distribution of such amounts.

                  (3) Plan termination not distribution event if assets are transferred to another Plan. If, pursuant to the termination of the Plan, the Employer enters into a transfer agreement to transfer the assets of the terminated Plan to another plan maintained by the Employer (or by a successor employer in a transaction involving the acquisition of the Employer's stock or assets, or other similar transaction), the termination of the Plan is not a distribution event and the distribution procedures above do not apply. Prior to the transfer of the assets, distribution of a Participant's Account Balance may be made from the terminated Plan only to a Participant (or Beneficiary, if applicable) who is otherwise eligible for distribution without regard to the Plan's termination. Otherwise, benefits will be distributed from the transferee plan in accordance with the terms of that plan (subject to the protection of any Protected Benefits that must be continued with respect to the transferred assets).

18.3 Merger or Consolidation. In the event the Plan is merged or consolidated with another plan, each Participant must be entitled to a benefit immediately after such merger or consolidation that is at least equal to the benefit the Participant would have been entitled to had the Plan terminated immediately before such merger or consolidation. The Trustee is authorized to enter into a merger agreement with the Trustee of another plan, provided the Trustee reasonably believes such plan is qualified under Code ss.401(a). A merger agreement entered into by the Trustee is not part of this Plan and does not affect the Plan's status as a Prototype Plan.

                                   Article 19
                                  Miscellaneous

This Article contains miscellaneous provisions concerning the Employer's and Participants' rights and responsibilities under the Plan.

19.1 Exclusive Benefit. Except as provided under Section 19.2, no part of the Plan assets may revert to the Employer prior to the satisfaction of all liabilities under the Plan nor will such Plan assets be used for, or diverted to, a purpose other than the exclusive benefit of Participants or their Beneficiaries.

19.2 Return of Employer Contributions. Upon written request by the Employer, the Trustee must return any Employer Contributions provided that the circumstances and the time frames described below are satisfied. The Trustee may request the Employer to provide additional information to ensure the amounts may be properly returned.

         (a) Mistake of fact. Any Employer Contributions made because of a mistake of fact must be returned to the Employer within one year of the contribution.

         (b) Disallowance of deduction. Employer Contributions to the Trust are made with the understanding that they are deductible. In the event the deduction of an Employer Contribution is disallowed by the IRS, such contribution (to the extent disallowed) must be returned to the Employer within one year of the disallowance of the deduction.

         (c) Failure to initially qualify. Employer Contributions to the Plan are made with the understanding, in the case of a new Plan, that the Plan satisfies the qualification requirements of Code ss.401(a) as of the Plan's Effective Date. In the event that the Internal Revenue Service determines that the Plan is not initially qualified under the Code, any Employer Contributions (and allocable earnings) made incident to that initial qualification must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the employer's return for the taxable year in which the plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

19.3 Alienation or Assignment. Except as permitted under applicable statute or regulation, a Participant or Beneficiary may not assign, alienate, transfer or sell any right or claim to a benefit or distribution from the Plan, and any attempt to assign, alienate, transfer or sell such a right or claim shall be void, except as permitted by statute or regulation. Any such right or claim under the Plan shall not be subject to attachment, execution, garnishment, sequestration, or other legal or equitable process. This prohibition against alienation or assignment also applies to the creation, assignment, or recognition of a right to a benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a QDRO pursuant to Section 11.5.

19.4 Participants' Rights. The adoption of this Plan by the Employer does not give any Participant, Beneficiary, or Employee a right to continued employment with the Employer and does not affect the Employer's right to discharge an Employee or Participant at any time. This Plan also does not create any legal or equitable rights in favor of any Participant, Beneficiary, or Employee against the Employer, Plan Administrator or Trustee. Unless the context indicates otherwise, any amendment to this Plan is not applicable to determine the benefits accrued (and the extent to which such benefits are vested) by a Participant or former Employee whose employment terminated before the effective date of such amendment, except where application of such amendment to the terminated Participant or former Employee is required by statute, regulation or other guidance of general applicability. Where the provisions of the Plan are ambiguous as to the application of an amendment to a terminated Participant or former Employee, the Plan Administrator has the authority to make a final determination on the proper interpretation of the Plan.

19.5 Military Service. To the extent required under Code ss.414(u), an Employee who returns to employment with the Employer following a period of qualified military service will receive any contributions, benefits and service credit required under Code ss.414(u), provided the Employee satisfies all applicable requirements under the Code and regulations.

19.6 Paired Plans. If the Employer adopts more than one Standardized Plan Agreement, each of the Standardized Plan Agreements are considered to be Paired Plans, provided the Employer completes Parts 13(b)(2) and 13(f)(1) of the Agreement in a manner which ensures the plans together comply with the Annual Additions Limitation, as described in Article 7, and the Top-Heavy Plan rules, as described in Article 16.

19.7 Loss of Prototype Status. If the Plan as adopted by the Employer fails to attain or retain qualification, such Plan will no longer qualify as a Prototype Plan and will be considered an individually-designed plan.

19.8   Governing   Law.  The   provisions  of  this  Plan  shall  be  construed,
administered, and enforced in accordance with the provisions of applicable Federal Law and, to the extent applicable, the laws of the state in which the Employer has its principal place of business.

19.9 Waiver of Notice. Any person entitled to a notice under the Plan may waive the right to receive such notice, to the extent such a waiver is not prohibited by law, regulation or other pronouncement.

19.10 Use of Electronic Media. The Plan Administrator may use telephonic or electronic media to satisfy any notice requirements required by this Plan, to the extent permissible under regulations (or other generally applicable guidance). In addition, a Participant's consent to immediate distribution, as required by Article 8, may be provided through telephonic or electronic means, to the extent permissible under regulations (or other generally applicable guidance).

19.11 Severability of Provisions. In the event that any provision of this Plan shall be held to be illegal, invalid or unenforceable for any reason, the remaining provisions under the Plan shall be construed as if the illegal, invalid or unenforceable provisions had never been included in the Plan.

19.12 Binding Effect. The Plan, and all actions and decisions made thereunder, shall be binding upon all applicable parties, and their heirs, executors, administrators, successors and assigns.

                                   Article 20
                       SBJPA Elections and Effective Dates

The provisions of this Plan are generally effective as of the Effective Date designated on the Signature Page of the Agreement. The Signature Page also allows for special effective dates for specified provisions of the Plan, which override the general Effective Date under the Agreement. Section 22.156 refers to a series of laws that have been enacted since 1994 as the SBJPA Legislation, for which extended time (known as the remedial amendment period) was provided to Employers to conform their plan documents to such laws. This Article prescribes special effective date rules for conforming plans to the SBJPA Legislation.

20.1 SBJPA Effective Dates. If the Agreement is adopted within the remedial amendment period for the SBJPA Legislation, and the Plan has not previously been restated to comply with the SBJPA Legislation, then special effective dates apply to certain provisions. These special effective dates apply to the appropriate provisions of the Plan, even if such special effective dates are earlier than the Effective Date identified on the Signature Page of the Agreement. The Employer may specify in elections provided in Parts 4E and 4F of the 401(k) Agreement, and in Parts 9 and 13 of all the Agreements, how the Plan was operated to comply with the SBJPA Legislation. These elections need only be completed if the Employer operated this Plan in a manner that is different from the default provisions contained in this Plan or the elective choices made under the Agreement. In addition, these elections need not be completed if this Plan is not being restated for the first time to comply with the SBJPA Legislation, and prior amendments or restatements of the Plan satisfied the requirement to amend timely to comply with the SBJPA Legislation.

20.2 Highly Compensated Employee Definition. The definition of Highly Compensated Employee under Section 22.86 is modified effective for Plan Years beginning after December 31, 1996. Under the current definition of Highly Compensated Employee (as amended by SBJPA), the Employer must designate under the Plan whether it is using the Top-Paid Group Test and whether it is using the Calendar Year Election or, for the 1997 Plan Year, whether it used the Old-Law Calendar Year Election.

         (a) Top-Paid Group Test. In determining whether an Employee is a Highly Compensated Employee, the Top-Paid Group Test under
                  Section 22.86(b)(4) does not apply unless the Employer specifically elects under Part 13(a)(1) to have the Top-Paid Group Test apply. The Employer's election to use or not use the Top-Paid Group Test generally applies for all years beginning with the Effective Date of the Plan (or the first Plan Year beginning after December 31, 1996, if later). However, because the Employer may not have operated the Plan consistent with this Top-Paid Group Test election for all years prior to the date this Plan restatement is adopted, Part 13(a) of the Agreement also permits the Employer to override the Top-Paid Group Test election under this Plan for specified Plan Years beginning after December 31, 1996, and before the date this Plan restatement is adopted.

         (b) Calendar Year Election. In determining whether an Employee is a Highly Compensated Employee, the Calendar Year Election under Section 22.86(b)(5) does not apply unless the Employer specifically elects under Part 13(a)(2) to have the Calendar Year Election apply. The Employer's election to use or not use the Calendar Year Election is generally effective for all years beginning with the Effective Date of this Plan (or the first Plan Year beginning after December 31, 1996, if later). However, because the Employer may not have operated the Plan consistent with this Calendar Year Election for all years prior to the date this Plan restatement is adopted, Part 13(a) of the Agreement permits the Employer to override the Calendar Year Election under this Plan for specified Plan Years beginning after December 31, 1996, and before the date this Plan restatement is adopted.

         (c) Old-Law Calendar Year Election. In determining whether an Employee was a Highly Compensated Employee for the Plan Year beginning in 1997, a special Old-Law Calendar Year Election was available. (See Section 22.86(b)(6) for the definition of the Old-Law Calendar Year Election.) Part 13(a)(3) of the Agreement permits the Employer to designate whether it used the Old-Law Calendar Year Election for the 1997 Plan Year. If the Employer did not use the Old-Law Calendar Year Election, the election in Part 13(a)(3) need not be completed.

20.3 Required Minimum Distributions. Part 13(c)(2) of the Agreement permits the Employer to designate how it complied with the SBJPA changes to the required minimum distribution rules. Section 10.4 describes the application of the SBJPA changes to the required minimum distribution rules.

20.4 $5,000 Involuntary Distribution Threshold. For Plan Years beginning on or after August 5, 1997, a Participant (and spouse, if the Joint and Survivor Annuity rules apply under Article 9) must consent to a distribution from the Plan if the Participant's vested Account Balance exceeds $5,000. (See Section 8.3(e) for the applicable rules for determining the value of a Participant's vested Account Balance.) For Plan Years beginning before August 5, 1997, the consent threshold was $3,500 instead of $5,000.

The increase in the consent threshold to $5,000 is generally effective for Plan Years beginning on or after August 5, 1997. However, because the Employer may not have operated the Plan consistent with the $5,000 threshold for all years prior to the date this Plan restatement was adopted, Part 13(d)(1) of the Agreement permits the Employer to designate the Plan Year during which it began applying the higher $5,000 consent threshold. If the Employer began applying the $5,000 consent threshold for Plan Years beginning on or after August 5, 1997,
Part 13(d)(1) need not be completed. If the Employer did not begin using the $5,000 consent threshold until some later date, the Employer must designate the appropriate date in Part 13(d)(1).

20.5  Repeal of Family  Aggregation  for  Allocation  Purposes.  For Plan  Years
beginning on or after January 1, 1997, the family aggregation rules were repealed. For Plan Years beginning before January 1, 1997, the family aggregation rules required that family members of a Five-Percent Owner or one of the 10 Employees with the highest ownership interest in the Employer were aggregated as a single Highly Compensated Employee for purposes of determining such individuals' share of any contributions under the Plan. In determining the allocation for such aggregated individuals, the Compensation Dollar Limitation (as defined in Section 22.30) was applied on an aggregated basis with respect to the Five-Percent Owner or top-10 owner, his/her spouse, and his/her minor children (under the age of 19).

The family aggregation rules were repealed effective for Plan Years beginning on or after January 1, 1997. However, because the Employer may not have operated the Plan consistent with the repeal of family aggregation for all years prior to the date this Plan restatement is adopted, Part 13(d)(2) of the Agreement permits the Employer to designate the Plan Year during which it repealed family aggregation for allocation purposes. If the Employer implemented the repeal of family aggregation for Plan Years beginning on or after January 1, 1997, Part 13(d)(2) need not be completed. If the Employer did not implement the repeal of family aggregation until some later date, the Employer must designate the appropriate date in Part 13(d)(2).

20.6 ADP/ACP Testing Methods. The SBJPA Legislation modified the nondiscrimination testing rules for Section 401(k) Deferrals, Employer Matching Contributions, and Employee After-Tax Contributions, effective for Plan Years beginning after December 31, 1996. Under the current ADP and ACP nondiscrimination tests, the Plan must designate the testing methodology used for each Plan Year. (See Article 17 for the definition of the ADP Test and the ACP Test and the applicable testing methodology.)

Part 4F of the 401(k) Agreement contains elective provisions for the Employer to designate the testing methodology it will use in performing the ADP Test and the ACP Test. Part 4F of the 401(k) Agreement also contains elective provisions for the Employer to designate the testing methodology it used for Plan Years that began before the adoption of the Agreement.

20.7 Safe Harbor 401(k) Plan. Effective for Plan Years beginning after December 31, 1998, the Employer may elect under Part 4E of the 401(k) Agreement to apply the Safe Harbor 401(k) Plan provisions. To qualify as a Safe Harbor 401(k) Plan for a Plan Year, the Plan must be identified as a Safe Harbor 401(k) Plan for such year.

If the Employer elects under Part 4E to apply the Safe Harbor 401(k) Plan provisions, the Plan generally will be considered a Safe Harbor Plan for all Plan Years beginning with the Effective Date of the Plan (or January 1, 1999, if later). Likewise, if the Employer does not elect to apply the Safe Harbor 401(k) provisions, the Plan generally will not be considered a Safe Harbor Plan for such year. However, because the Employer may not have operated the Plan consistent with its election under Part 4E to apply (or to not apply) the Safe Harbor 401(k) Plan provisions for all years prior to the date this Plan restatement is adopted, Part 4E(e) of the 401(k) Agreement permits the Employer to designate any Plan Year in which the Plan was (or was not) a Safe Harbor 401(k) Plan. Part 4E(e) should only be completed if the Employer operated this Plan prior to date it was actually adopted in a manner that is inconsistent with the election made under Part 4E of the Agreement.

If the Employer elects under Part 4E of the Agreement to apply the Safe Harbor 401(k) Plan provisions for any Plan Year beginning prior to the date this Plan is adopted, the Plan must have complied with the requirements under Section 17.6 for such year. The type and amount of the Safe Harbor Contribution for such Plan Year(s) is the type and amount of contribution described in the Participant notice issued pursuant to Section 17.6(a)(4) for such Plan Year.

                                   Article 21
                Participation by Related Employers (Co-Sponsors)

21.1 Co-Sponsor Adoption Page. A Related Employer may elect to participate under this Plan by executing a Co-Sponsor Adoption Page under the Agreement. By executing a Co-Sponsor Adoption Page, the Co-Sponsor adopts all the provisions of the Plan, including the elective choices made by the Employer under the Agreement. The Co-Sponsor is also bound by any amendments made to the Plan in accordance with Article 18. The Co-Sponsor agrees to use the same Trustee as is designated on the Trustee Declaration under the Agreement, except as provided in a separate trust agreement authorized under Article 12.

21.2 Participation by Employees of Co-Sponsor. A Related Employer may not contribute to this Plan unless it executes the Co-Sponsor Adoption Page. (See
Section 1.3 for a discussion of the eligibility rules as they apply to Employees of Related Employers who do not execute a Co-Sponsor Adoption Page.) However, in applying the provisions of this Plan, Total Compensation (as defined in Section 22.172) includes amounts earned with a Related Employer, regardless of whether such Related Employer executes a Co-Sponsor Adoption Page. If this Plan is a Nonstandardized Plan, the Employer may elect under Part 3(b)(2)(vi) of the Agreement to exclude amounts earned with a Related Employer that does not execute a Co-Sponsor Page for purposes of determining an Employee's Included Compensation under the Plan.

21.3 Allocation of Contributions and Forfeitures. Unless selected otherwise under the Co-Sponsor Adoption Page, any contributions made by a Co-Sponsor (and any forfeitures relating to such contributions) will be allocated to all Eligible Participants employed by the Employer and Co-Sponsors in accordance with the provisions under this Plan. Under a Nonstandardized Plan, a Co-Sponsor may elect under the Co-Sponsor Page to allocate its contributions (and forfeitures relating to such contributions) only to the Eligible Participants employed by the Co-Sponsor making such contributions. If so elected, Employees of the Co-Sponsor will not share in an allocation of contributions (or forfeitures relating to such contributions) made by any other Related Employer (except in such individual's capacity as an Employee of that other Related Employer). Where contributions are allocated only to the Employees of a contributing Co-Sponsor, the Plan Administrator will maintain a separate accounting of an Employee's Account Balance attributable to the contributions of a particular Co-Sponsor. This separate accounting is necessary only for contributions that are not 100% vested, so that the allocation of forfeitures attributable to such contributions can be allocated for the benefit of the appropriate Employees.

21.4 Co-Sponsor No Longer a Related Employer. If a Co-Sponsor becomes a Former Related Employer because of an acquisition or disposition of stock or assets, a merger, or similar transaction, the Co-Sponsor must cease to participate in the Plan as soon as administratively feasible. If the transition rule under Code ss.410(b)(6)(C) applies, this requirement to cease participation in the Plan as soon as administratively feasible is deemed satisfied if necessary action is taken by the end of the transition period described in Code ss.410(b)(6)(C).

         (a) Manner of discontinuing participation. A Former Related Employer discontinues participation as follows: (1) a resolution is adopted by the Former Related Employer that formally terminates active participation in the Plan as of a specified date, (2) the Employer that has executed the Signature Page of the Agreement reexecutes such page, indicating an amendment by page substitution through the deletion of the Co-Sponsor Adoption Page executed by the Former Related Employer, and (3) the Former Related Employer provides any notices to its Employees that are required by law. Discontinuance of participation means that no further benefits accrue after the effective date of such discontinuance with respect to employment with the Former Related Employer. The portion of the Plan attributable to the Former Related Employer may continue as a separate plan, under which benefits may continue to accrue, through the adoption by the Former Related Employer of a successor plan (which may be created through the execution of a separate Agreement by the Former Related Employer) or by spin-off of that portion of the Plan followed by a merger or transfer into another existing plan, as specified in a merger or transfer agreement.

         (b) Multiple employer plan. If, after a Co-Sponsor becomes a Former Related Employer, its Employees continue to accrue benefits under this Plan, the Plan will be treated as a multiple employer plan to the extent required by law. So long as the discontinuance procedures of this Section are satisfied, such treatment as a multiple employer plan will not affect reliance on the favorable IRS letter issued to the Prototype Sponsor or any determination letter issued on the Plan.

21.5 Special rules for Standardized Plans. As stated in Section 1.3(b) of this BPD, under a Standardized Plan each Related Employer is required to execute a Co-Sponsor Adoption Page. If a Related Employer fails to execute a Co-Sponsor Adoption Page, the Plan will be treated as an individually-designed plan, except as provided in paragraphs (a) and (b) of this Section. Nothing in this Plan shall be construed to treat a Related Employer as participating in the Plan in the absence of a Co-Sponsor Adoption Page executed by that Related Employer.

         (a) New Related Employer. If an organization becomes a New Related Employer after the Effective Date of the Agreement by reason of an acquisition or disposition of stock or assets, a merger, or similar transaction, the New Related Employer must execute a Co-Sponsor Page no later than the end of the transition period described in Code ss.410(b)(6)(C). Participation of the New Related Employer must be effective no later than the first day of the Plan Year that begins after such transition period ends. If the transition period in Code ss.410(b)(6)(C) is not applicable, the effective date of the New Related Employer's participation in the Plan must be no later than the date it became a Related Employer.

         (b) Former Related Employer. If an organization ceases to be a Related Employer (Former Related Employer), the provisions of
                  Section 21.4, relating to discontinuance of participation, apply.

                  If the rules of (a) or (b) of this Section are followed, the Standardized Plan may continue to rely on the favorable IRS letter issued to the Prototype Sponsor during any period in which a New Related Employer is not participating in the Plan or a Former Related Employer continues to participate in the Plan. If the rules of (a) or (b) are not followed, the Standardized Plan is treated as an individually-designed plan for any period of such noncompliance.

                                   Article 22
                                Plan Definitions

This Article contains definitions for common terms that are used throughout the Plan. All capitalized terms under the Plan are defined in this Article. Where applicable, this Article will refer to other Sections of the Plan where the term is defined.

22.1 Account. The separate Account maintained for each Participant under the Plan. To the extent applicable, a Participant may have any (or all) of the following separate sub-Accounts within his/her Account: Employer Contribution
Account, Section 401(k) Deferral Account, Employer Matching Contribution Account, Employer Contribution Account, QMAC Account, QNEC Account, Employee After-Tax Contribution Account, Safe Harbor Matching Contribution Account, Safe Harbor Nonelective Contribution Account, Rollover Account, and Transfer Account. The Transfer Account also may have any (or all) of the sub-Accounts listed above. The Plan Administrator may maintain other sub-Accounts, if necessary, for proper administration of the Plan.

22.2 Account Balance. A Participant's Account Balance is the total value of all Accounts (whether vested or not) maintained for the Participant. A Participant's vested Account Balance includes only those amounts for which the Participant has a vested interest in accordance with the provisions under Article 4 and Part 6 of the Agreement. A Participant's Section 401(k) Deferral Account, QMAC Account, QNEC Account, Employee After-Tax Contribution Account, Safe Harbor Matching Contribution Account, Safe Harbor Nonelective Contribution Account, and Rollover Account are always 100% vested.

22.3 Accrued Benefit. If referred to in the context of a Defined Contribution Plan, the Accrued Benefit is the Account Balance. If referred to in the context of a Defined Benefit Plan, the Accrued Benefit is the benefit accrued under the benefit formula prescribed by the Defined Benefit Plan.

22.4 ACP -- Average Contribution Percentage. The average of the contribution percentages for the Highly Compensated Employee Group and the Nonhighly Compensated Employee Group, which are tested for nondiscrimination under the ACP Test. See Section 17.7(a).

22.5  ACP  Test  --   Actual   Contribution   Percentage   Test.   The   special
nondiscrimination test that applies to Employer Matching Contributions and/or Employee After-Tax Contributions under the 401(k) Agreement. See Section 17.3.

22.6 Actual Hours Crediting Method. The Actual Hours Crediting Method is a method for counting service for purposes of Plan eligibility and vesting. Under the Actual Hours Crediting Method, an Employee is credited with the actual Hours of Service the Employee completes with the Employer.

22.7     Adoption Agreement. See the definition for Agreement.

22.8 ADP -- Average Deferral Percentage. The average of the deferral percentages for the Highly Compensated Employee Group and the Nonhighly Compensated Employee Group, which are tested for nondiscrimination under the ADP Test. See Section 17.7(b).

22.9 ADP Test -- Actual Deferral Percentage Test. The special nondiscrimination test that applies to Section 401(k) Deferrals under the 401(k) Agreement. See
Section 17.2.

22.10  Agreement.   The  Agreement  (sometimes  referred  to  as  the  "Adoption
Agreement") contains the elective provisions under the Plan which an Employer completes to supplement or modify the provisions under the BPD. Each Employer that adopts this Plan must complete and execute the appropriate Agreement. An Employer may adopt more than one Agreement under this Prototype Plan. Each executed Agreement is treated as a separate Plan and Trust. For example, if an Employer executes a profit sharing plan Agreement and a money purchase plan Agreement, the Employer is treated as maintaining two separate Plans under this Prototype Plan document. An Agreement is treated as a single Plan, even if there is one or more executed Co-Sponsor Adoption Pages associated with the Agreement.

22.11 Aggregate Limit. The limit imposed under the Multiple Use Test on amounts subject to both the ADP Test and the ACP Test. See Section 17.4(a).

22.12 Alternate Payee. A person designated to receive all or a portion of the Participant's benefit pursuant to a QDRO. See Section 11.5.

22.13 Anniversary Year Method. A method for determining Eligibility Computation Periods after an Employee's initial computation period. See Section 1.4(c)(2) for more detailed discussion of the Anniversary Year Method.

22.14 Anniversary Years. An alternative period for measuring Vesting Computation Periods. See Section 4.4.

22.15 Annual Additions. The amounts taken into account under a Defined Contribution Plan for purposes of applying the limitation on allocations under Code ss.415. See Section 7.4(a) for the definition of Annual Additions.

22.16 Annual Additions Limitation. The limit on the amount of Annual Additions a Participant may receive under the Plan during a Limitation Year. See Article 7.

22.17 Annuity Starting Date. This Plan does not use the term Annuity Starting Date. To determine whether the notice and consent requirements in Articles 8 and 9 are satisfied, the Distribution Commencement Date (see Section 22.49) is used, even for a distribution that is made in the form of an annuity. However, the payment made on the Distribution Commencement Date under an annuity form of payment may reflect annuity payments that are calculated with reference to an "annuity starting date" that occurs prior to the Distribution Commencement Date (e.g., the first day of the month in which the Distribution Commencement Date falls).

22.18 Applicable Life Expectancy. The Life Expectancy used to determine a Participant's required minimum distribution under Article 10. See Section 10.3(d).

22.19 Applicable Percentage. The maximum percentage of Excess Compensation that may be allocated to Eligible Participants under the Permitted Disparity Method. See Article 2.

22.20 Balance Forward Method. A method for allocating net income or loss to Participants' Accounts based on the Account Balance as of the most recent Valuation Date under the Plan. See Section 13.3(c).

22.21    Basic Plan Document. See the definition for BPD.

22.22 Beneficiary. A person designated by the Participant to receive a benefit under the Plan upon the death of the Participant. See Section 8.4(c) for the applicable rules for determining a Participant's Beneficiaries under the Plan.

22.23 BPD. The BPD (sometimes referred to as the "Basic Plan Document") is the portion of the Plan that contains the non-elective provisions. The provisions under the BPD may be supplemented or modified by elections the Employer makes under the Agreement or by separate governing documents that are expressly authorized by the BPD.

22.24 Break-in-Service - Eligibility. Generally, an Employee incurs a Break-in-Service for eligibility purposes for each Eligibility Computation Period during which the Employee does not complete more than 500 Hours of Service with the Employer. However, if the Employer elects under Part 7(a)(1) of the Agreement to require less than 1,000 Hours of Service to earn a Year of Service for eligibility purposes, a Break in Service will occur for any Eligibility Computation Period during which the Employee does not complete more than one-half (1/2) of the Hours of Service required to earn a Year of Service. (See Section 1.6 for a discussion of the eligibility Break-in-Service rules. Also see Section 6.5(b) for rules applicable to the determination of a Break in Service when the Elapsed Time Method is used.)

22.25 Break-in-Service - Vesting. Generally, an Employee incurs a Break-in-Service for vesting purposes for each Vesting Computation Period during which the Employee does not complete more than 500 Hours of Service with the Employer. However, if the Employer elects under Part 7(c)(1) of the Agreement to require less than 1,000 Hours of Service to earn a Year of Service for vesting purposes, a Break in Service will occur for any Vesting Computation Period during which the Employee does not complete more than one-half (1/2) of the Hours of Service required to earn a Year of Service. (See Section 4.6 for a discussion of the vesting Break-in-Service rules. Also see Section 6.5(b) for rules applicable to the determination of a Break in Service when the Elapsed Time Method is used.)

22.26 Calendar Year Election. A special election used for determining the Lookback Year in applying the Highly Compensated Employee test under Section 22.86.

22.27 Cash-Out Distribution. A total distribution made to a partially vested Participant upon termination of participation under the Plan. See Section 5.3(a) for the rules regarding the forfeiture of nonvested benefits upon a Cash-Out Distribution from the Plan.

22.28 Code. The Internal Revenue Code of 1986, as amended.

22.29 Code ss.415 Safe Harbor Compensation. An optional definition of compensation which is used to determine Total Compensation. This definition may be selected under Part 3(a) of the Agreement. See Section 22.172(c) for the definition of Code ss.415 Safe Harbor Compensation.

22.30 Compensation Dollar Limitation. The maximum amount of compensation that can be taken into account for any Plan Year for purposes of determining a Participant's Included Compensation (see Section 22.89) or Testing Compensation (see Section 22.166). For Plan Years beginning on or after January 1, 1994, the Compensation Dollar Limitation is $150,000, as adjusted for increases in the cost-of-living in accordance with Code ss.401(a)(17)(B).

In determining the Compensation Dollar Limitation for any applicable period for which Included Compensation or Testing Compensation is being determined (the "determination period"), the cost-of-living adjustment in effect for a calendar year applies to any determination period beginning with or within such calendar year. If a determination period consists of fewer than 12 months, the
Compensation Dollar Limitation for such period is an amount equal to the otherwise applicable Compensation Dollar Limitation multiplied by a fraction, the numerator of which is the number of months in the short determination period, and the denominator of which is 12. A determination period will not be considered to be less than 12 months merely because compensation is taken into account only for the period the Employee is an Eligible Participant. If Section 401(k) Deferrals, Employer Matching Contributions, or Employee After-Tax Contributions are separately determined for each pay period, no proration of the Compensation Dollar Limitation is required with respect to such pay periods.

22.31 Co-Sponsor. A Related Employer that adopts this Plan by executing the Co-Sponsor Adoption Page under the Agreement. See Article 21 for the rules applicable to contributions and deductions for contributions made by a Co-Sponsor.

22.32 Co-Sponsor Adoption Page. The execution page under the Agreement which permits a Related Employer to adopt this Plan as a Co-Sponsor. See Article 21.

22.33 Current Year Testing Method. A method for applying the ADP Test and/or the ACP Test. See Section 17.2(a)(2) for a discussion of the Current Year Testing Method under the ADP Test and 17.3(a)(2) for a discussion of the Current Year Testing Method under the ACP Test.

22.34 Custodian. An organization that has custody of all or any portion of the Plan assets. See Section 12.10.
22.35 Defined Benefit Plan. A plan under which a Participant's benefit is based solely on the Plan's benefit formula without the establishment of separate Accounts for Participants.

22.36 Defined Benefit Plan Fraction. A component of the combined limitation test under Code ss.415(e) for Employers that maintain or ever maintained both a Defined Contribution and a Defined Benefit Plan. See Section 7.5 (b)(1).

22.37 Defined Contribution Plan. A plan that provides for individual Accounts for each Participant to which all contributions, forfeitures, income, expenses, gains and losses under the Plan are credited or deducted. A Participant's benefit under a Defined Contribution Plan is based solely on the fair market value of his/her vested Account Balance.

22.38 Defined Contribution Plan Dollar Limitation. The maximum dollar amount of Annual Additions an Employee may receive under the Plan. See Section 7.4(b).

22.39 Defined Contribution Plan Fraction. A component of the combined limitation test under Code ss.415(e) for Employers that maintain or ever maintained both a Defined Contribution and a Defined Benefit Plan. See Section 7.5(b)(2).

22.40 Designated Beneficiary. A Beneficiary who is designated by the Participant (or by the Plan) and whose Life Expectancy may be taken into account in determining minimum distributions under Code ss.401(a)(9). See Article 10.

22.41 Determination Date. The date as of which the Plan is tested to determine whether it is a Top-Heavy Plan. See Section 16.3(a).

22.42 Determination Period. The period during which contributions to the Plan are tested to determine if the Plan is a Top-Heavy
Plan. See Section 16.3(b).

22.43 Determination Year. The Plan Year for which an Employee's status as a Highly Compensated Employee is being determined. See Section 22.86(b)(1).

22.44 Directed Account. The Plan assets under a Trust which are held for the benefit of a specific Participant. See Section 13.3(d).

22.45 Directed Trustee. A Trustee who makes investments solely at the discretion of another person. See Section 12.2(b).

22.46 Direct Rollover. A rollover, at the Participant's direction, of all or a portion of the Participant's vested Account Balance directly to an Eligible Retirement Plan. See Section 8.8.

22.47 Disabled. An individual is considered Disabled for purposes of applying the provisions of this Plan if the individual is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of such impairment shall be supported by medical evidence.

22.48  Distribution   Calendar  Year.  A  calendar  year  for  which  a  minimum distribution is required. See Section 10.3(f).

22.49 Distribution Commencement Date. The date an Employee commences distribution from the Plan. If distribution is made in the form of an annuity, the Distribution Commencement Date may be treated as the first day of the first period for which annuity payments are made.

22.50 Early Retirement Age. The age and/or Years of Service requirement prescribed by Part 5(b) of the Agreement. Early Retirement Age may be used to determine distribution rights and/or vesting rights. The Plan is not required to have an Early Retirement Age.

22.51 Earned Income. Earned Income is the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under Code ss.404. Net earnings shall be determined with regard to the deduction allowed to the taxpayer by Code ss.164(f). If Included Compensation is defined to exclude any items of Compensation (other than Elective Deferrals), then for purposes of determining the Included Compensation of a Self-Employed Individual, Earned Income shall be adjusted by multiplying Earned Income by the percentage of Total Compensation that is included for the Eligible Participants who are Nonhighly Compensated Employees. The percentage is determined by calculating the percentage of each Nonhighly Compensated Eligible Participant's Total Compensation that is included in the definition of Included Compensation and averaging those percentages.

22.52 Effective Date. The date this Plan, including any restatement or amendment of this Plan, is effective. Where the Plan is restated or amended, a reference to Effective Date is the effective date of the restatement or amendment, except where the context indicates a reference to an earlier Effective Date. If this Plan is retroactively effective, the Plan may not operate to reduce a Participant's Protected Benefits. The Employer may designate special effective dates for individual provisions under the Plan where provided in the Agreement or on the Signature Page of the Agreement. See Section 20.1 for certain special effective date provisions.

22.53 Elapsed Time Method. The Elapsed Time Method is a special method for crediting service for eligibility or vesting purposes. To apply, the Employer must elect the Elapsed Time Method under Part 7(a)(3) or Part 7(c)(3) of the Agreement. (See Section 6.5(b) for more information on the Elapsed Time Method of crediting service.)

22.54 Elective Deferrals. Section 401(k) Deferrals, salary reduction contributions to a SEP described in Code ss.408(k)(6) (sometimes referred to as a SARSEP), contributions made pursuant to a Salary Reduction Agreement to a contract, custodial account or other arrangement described in Code ss.403(b), and elective contributions made to a SIMPLE-IRA plan, as described in Code ss.408(p).

22.55 Eligibility Computation Period. The 12-consecutive month period used for measuring whether an Employee completes a Year of Service for eligibility purposes. An Employee's initial Eligibility Computation Period always begins on the Employee's Employment Commencement Date. Subsequent Eligibility Computation Periods are measured under the Shift-to-Plan-Year Method or the Anniversary Year Method. See Section 1.4(c).

22.56 Eligible Participant. Any Employee (other than an Excluded Employee) who has satisfied the Plan's minimum age and service conditions designated in Part 1 of the Agreement. An Employee becomes an Eligible Participant on the appropriate Entry Date selected under Part 2 of the Agreement. See Article 1 for the rules regarding participation under the Plan.

For purposes of the 401(k) Agreement, an Eligible Participant is any Employee (other than an Excluded Employee) who has satisfied the Plan's minimum age and service conditions designated in Part 1 of the Agreement with respect to a particular contribution. With respect to Section 401(k) Deferrals or Employee After-Tax Contributions, an Employee who has satisfied the eligibility conditions under Part 1 of the Agreement for making Section 401(k) Deferrals or Employee After-Tax Contribution is an Eligible Participant with respect to such contributions, even if the Employee chooses not to actually make any such contributions. With respect to Employer Matching Contributions, an Employee who has satisfied the eligibility conditions under Part 1 of the Agreement for receiving such contributions is an Eligible Participant with respect to such contributions, even if the Employee does not receive an Employer Matching Contribution (including forfeitures) because of the Employee's failure to make
Section 401(k) Deferrals or Employee After-Tax Contributions, as applicable.

22.57 Eligible Rollover Distribution. An amount distributed from the Plan that is eligible for rollover to an Eligible Retirement Plan. See Section 8.8(a)

22.58 Eligible Retirement Plan. A qualified retirement plan or IRA that may receive a rollover contribution. See Section 8.8(b).

22.59 Employee. An Employee is any individual employed by the Employer (including any Related Employers). An independent contractor is not an Employee. An Employee is not eligible to participate under the Plan if the individual is an Excluded Employee under Section 1.2. (See Section 1.3 for rules regarding coverage of Employees of Related Employers.) For purposes of applying the provisions under this Plan, a Self-Employed Individual is treated as an Employee. A Leased Employee is also treated as an Employee of the recipient organization, as provided in Section 1.2(b).

22.60 Employee After-Tax Contribution Account. The portion of the Participant's Account attributable to Employee After-Tax Contributions.

22.61 Employee After-Tax Contributions. Employee After-Tax Contributions are contributions made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate Employee After-Tax Contribution Account to which earnings and losses are allocated. Employee After-Tax Contributions may only be made under the Nonstandardized 401(k) Agreement. See Section 3.1.

22.62 Employer. Except as otherwise provided, Employer means the Employer (including a Co-Sponsor) that adopts this Plan and any Related Employer. (See
Section 1.3 for rules regarding coverage of Employees of Related Employers. Also see Section 11.8 for operating rules when the Employer is a member of a Related Employer group, and Article 21 for rules that apply to Related Employers that execute a Co-Sponsor Adoption Page under the Agreement.)

22.63 Employer Contribution Account. If this Plan is a profit sharing plan (other than a 401(k) plan), a money purchase plan, or a target benefit plan, the Employer Contribution Account is the portion of the Participant's Account attributable to contributions made by the Employer. If this is a 401(k) plan, the Employer Contribution Account is the portion of the Participant's Account attributable to Employer Nonelective Contributions, other than QNECs or Safe Harbor Employer Contributions.

22.64 Employer Contributions. If this Plan is a profit sharing plan (other than a 401(k) plan), a money purchase plan, or a target benefit plan, Employer Contributions are any contributions the Employer makes pursuant to Part 4 of to the Agreement. If this Plan is a 401(k) plan, Employer Contributions include Employer Nonelective Contributions and Employer Matching Contributions, including QNECs, QMACs and Safe Harbor Contributions which the Employer makes under the Plan. Employer Contributions also include any Section 401(k) Deferrals an Employee makes under the Plan, unless the Plan expressly provides for different treatment of Section 401(k) Deferrals.

22.65 Employer Matching Contribution Account. The portion of the Participant's Account attributable to Employer Matching Contributions, other than QMACs or Safe Harbor Matching Contributions.

22.66 Employer Matching Contributions. Employer Matching Contributions are contributions made by the Employer on behalf of a Participant on account of
Section 401(k) Deferrals or Employee After-Tax Contributions made by such Participant, as designated under Parts 4B(b) of the 401(k) Agreement. Employer Matching Contributions may only be made under the 401(k) Agreement. Employer
Matching  Contributions  also include any QMACs the Employer  makes  pursuant to
Part 4B(d) of the 401(k) Agreement and any Safe Harbor Matching Contributions the Employer makes pursuant to Part 4E of the 401(k) Agreement.

22.67 Employer Nonelective Contributions. Employer Nonelective Contributions are contributions made by the Employer on behalf of Eligible Participants under the 401(k) Plan, as designated under Part 4C(b) of the 401(k) Agreement. Employer Nonelective Contributions also include any QNECs the Employer makes pursuant to
Part 4C(b) of the 401(k) Agreement and any Safe Harbor Nonelective Contributions the Employer makes pursuant to Part 4E of the 401(k) Agreement. See Section 2.4(d).

22.68 Employment Commencement Date. The date the Employee first performs an Hour of Service for the Employer.

22.69 Entry Date. The date on which an Employee becomes an Eligible Participant upon satisfying the Plan's minimum age and service conditions. See Section 1.5.

22.70 Equivalency Method. An alternative method for crediting Hours of Service for purposes of eligibility and vesting. To apply, the Employer must elect the Equivalency Method under Part 7(a)(2) or Part 7(c)(2) of the Agreement. See
Section 6.5(a) for a more detailed discussion of the Equivalency Method.

22.71 Excess Aggregate Contributions. Amounts which are distributed to correct the ACP Test. See Section 17.7(c).

22.72 Excess Amount.  Amounts which exceed the Annual Additions Limitation.  See
Section 7.4(c).

22.73 Excess Compensation. The amount of Included Compensation which exceeds the Integration Level. Excess Compensation is used for purposes of applying the Permitted Disparity allocation formula under Article 2.

22.74 Excess Contributions. Amounts which are distributed to correct the ADP Test. See Section 17.7(d).

22.75 Excess Deferrals. Elective Deferrals that are includible in a Participant's gross income because they exceed the dollar limitation under Code ss.402(g). Excess Deferrals made to this Plan shall be treated as Annual Additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year for which the Excess Deferrals are made. See Section 17.1.

22.76 Excluded Employee. An Employee who is excluded under Part 1(b) of the Agreement. See Section 1.2.

22.77 Fail-Safe Coverage Provision. A correction provision which permits the Plan to automatically correct a coverage violation resulting from the application of a last day of employment or Hours of Service allocation condition. See Section 2.6.

22.78 Favorable IRS Letter. A notification letter or opinion letter issued by the IRS to a Prototype Sponsor as to the qualified status of a Prototype Plan. A separate Favorable IRS Letter is issued with respect to each Agreement offered under the Prototype Plan. If the term is used to refer to a letter issued to an Employer with respect to its adoption of this Prototype Plan, such letter is a determination letter issued by the IRS.

22.79 Five-Percent Owner. An individual who owns (or is considered as owning within the meaning of Code ss.318) more than 5 percent of the outstanding stock of the Employer or stock possessing more than 5 percent of the total combined voting power of all stock of the Employer. If the Employer is not a corporation, a Five-Percent Owner is an individual who owns more than 5 percent of the capital or profits interest of the Employer.

22.80 Five-Year Forfeiture Break in Service. A Break in Service rule under which a Participant's nonvested benefit may be forfeited. See Section 4.6(b).

22.81 Former Related Employer. A Related Employer (as defined in Section 22.142) that ceases to be a Related Employer because of an acquisition or disposition of stock or assets, a merger, or similar transaction. See Section 21.4 for the effect when a Co-Sponsor becomes a Former Related Employer.

22.82 Four-Step Formula. A method for allocating certain Employer Contributions under the Permitted Disparity Method. See Section
2.2(b)(2)(ii).

22.83 General Trust Account. The Plan assets under a Trust with are held for the benefit of all Plan Participants as a pooled investment. See Section 13.3(c).

22.84  Hardship.   A  heavy  and  immediate   financial  need  which  meets  the
requirements of Section 8.6.

22.85 Highest Average Compensation. A term used to apply the combined plan limit under Codess.415(e). See Section 7.5(b)(3).

22.86 Highly Compensated Employee. The definition of Highly Compensated Employee under this Section is effective for Plan Years beginning after December 31, 1996. For Plan Years beginning before January 1, 1997, Highly Compensated Employees are determined under Code ss.414(q) as in effect at that time.

         (a) Definition. An Employee is a Highly Compensated Employee for a Plan Year if he/she:

                  (1) is a Five-Percent Owner (as defined in Section 22.79) at any time during the Determination Year or the Lookback Year; or

                  (2) has Total Compensation from the Employer for the Lookback Year in excess of $80,000 (as adjusted) and, if elected under Part 13(a)(1) of the Agreement, is in the Top-Paid Group for the Lookback Year. If the Employer does not specifically elect to apply the Top Paid Group Test under Part 13(a)(1), the Highly Compensated Employee definition will be applied without regard to whether an Employee is in the Top-Paid Group.

         (b)      Other  Definitions.   The  following   definitions  apply  for
                  purposes of determining Highly Compensated Employee status under this Section 22.86.

                  (1) Determination Year. The Determination Year is the Plan Year for which the Highly Compensated Employee determination is being made.

                  (2) Lookback Year. Unless the Calendar Year Election (or Old-Law Calendar Year Election) applies, the Lookback Year is the 12-month period immediately preceding the Determination Year.

                  (3) Total Compensation. Total Compensation as defined under Section 22.172.

                  (4) Top-Paid Group. An Employee is in the Top-Paid Group for purposes of applying the Top-Paid Group Test if the Employee is one of the top 20% of Employees ranked by Total Compensation. In determining the Top-Paid Group, any reasonable method of rounding or tie-breaking is permitted. For purposes of determining the number of Employees in the Top-Paid Group for any year, Employees described in Code ss.414(q)(5) or applicable regulations are excluded.

                  (5) Calendar Year Election. If the Plan Year elected under the Agreement is not the calendar year, for purposes of applying the Highly Compensated Employee test under paragraph (a)(2) of this Section, the Employer may elect under Part 13(a)(2) of the Agreement to substitute for the Lookback Year the calendar year that begins in the Lookback Year. The Calendar Year Election does not apply for purposes of applying the Five-Percent Owner test under paragraph
                           (a)(1) of this Section. If the Employer does not specifically elect to apply the Calendar Year Election under Part 13(a)(2), the Calendar Year Election does not apply. Part 13(a)(2) should not be selected if the Plan is using a calendar Plan Year.

                  (6) Old-Law Calendar Year Election. A special election available only for the Plan Year beginning in 1997 which permitted the Employer to substitute the calendar year beginning with or within the Plan Year for the Lookback Year in applying paragraphs (a)(1) and (a)(2) of this Section. If the 1997 Plan Year was a calendar year, the effect of the Old-Law Calendar Year Election was to treat the Determination Year and the Lookback Year as the same 12-month period. The Employer may elect to apply the Old-Law Calendar Year Election under Part 13(a)(3)(iii) of the Agreement. See Section 20.2(c).

22.87 Highly Compensated Employee Group. The group of Highly Compensated Employees who are included in the ADP Test and/or the ACP Test. See Section 17.7(e).

22.88    Hour of Service.

         (a) Performance of duties. Hours of Service include each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours will be credited to the Employee for the computation period in which the duties are performed.

         (b) Nonperformance of duties. Hours of Service include each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 hours of service will be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph will be calculated and credited pursuant to ss.2530.200b-2 of the Department of Labor Regulations which is incorporated herein by this reference.

         (c) Back pay award. Hours of Service include each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph
                  (c). These hours will be credited to the employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

         (d) Related Employers/Leased Employees. For purposes of crediting Hours of Service, all Related Employers are treated as a single Employer. Hours of Service also include hours credited as a Leased Employee for a recipient organization.

         (e) Maternity/paternity leave. Solely for purposes of determining whether a Break in Service has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons will receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph will be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (2) in all other cases, in the following computation period.

22.89 Included Compensation. Included Compensation is Total Compensation, as modified under Part 3(b) of the Agreement, used to determine allocations of contributions and forfeitures. If the Plan is a Nonstandardized Plan, Included Compensation generally includes amounts an Employee earns with a Related Employer that has not executed a Co-Sponsor Adoption Page under the Agreement. However, the Employer may elect under Part 3(b) of the Nonstandardized Agreement to exclude all amounts earned with a Related Employer that has not executed a Co-Sponsor Adoption Page. If the Plan is a Standardized Plan, Included Compensation always includes all compensation earned with all Related Employers, without regard to whether the Related Employer executes the Co-Sponsor Adoption Page. (See Section 21.5.) In no case may Included Compensation for any Participant exceed the Compensation Dollar Limitation as defined in Section 22.30.

22.90 Integration Level. The amount above which Included Compensation qualifies as Excess Compensation for purposes of applying the Permitted Disparity Method allocation formula. The Integration Level is the Taxable Wage Base, unless the Employer designates a different amount under Part 4 of the Agreement.

22.91 Insurer. An insurance company that issues a life insurance policy on behalf of a Participant under the Plan in accordance with the requirements under
Article 15.

22.92 Key Employee. Employees who are taken into account for purposes of determining whether the Plan is a Top-Heavy Plan. See
Section 16.3(c).

22.93 Leased Employee. An individual who performs services for the Employer pursuant to an agreement between the Employer and a leasing organization, and who satisfies the definition of a Leased Employee under Code ss.414(n). See
Section 1.2(b) for rules regarding the treatment of a Leased Employee as an Employee of the Employer.

22.94 Life Expectancy. A Participant's and/or Designated Beneficiary's life expectancy used for purposes of determining required minimum distributions under the Plan. See Section 10.3(e).

22.95 Limitation Year. The measuring period for determining whether the Plan satisfies the Annual Additions Limitation under Section 7.4(d).

22.96 Lookback Year. The 12-month period immediately preceding the current Plan Year during which an Employee's status as Highly Compensated Employee is determined. See Section 22.86(b)(2).

22.97 Maximum Permissible Amount. The maximum amount that may be allocated to a Participant's Account within the Annual Additions Limitation. See Section 7.4(e).

22.98 Multiple Use Test. A special nondiscrimination test that applies when the Plan must perform both the ADP Test and the ACP Test in the same Plan Year. See
Section 17.4.

22.99 Named Fiduciary. The Plan Administrator or other fiduciary named by the Plan Administrator to control and manage the operation and administration of the Plan. To the extent authorized by the Plan Administrator, a Named Fiduciary may delegate its responsibilities to a third party or parties.

     22.100 Net Profits. The Employer's net income or profits which may be used to limit the amount of Employer Contributions made under the Plan. See Section 2.2(a)(2).

22.101 New Related Employer. An organization that becomes a Related Employer (as defined in Section 22.142) with the Employer by reason of an acquisition or disposition of stock or assets, a merger, or similar transaction. See Section
21.5 for special procedures under a Standardized Plan when there is a New Related Employer.

22.102 Nonhighly Compensated Employee. Any Employee who is not a Highly Compensated Employee. See Section 22.86 for the definition of Highly Compensated Employee.

22.103 Nonhighly Compensated Employee Group. The group of Nonhighly Compensated Employees included in the ADP Test and/or the ACP
Test. See Section 17.7(f).

22.104   Non-Key Employee. Any Employee who is not a Key Employee.

22.105 Nonresident Alien Employees. An Employee who is neither a citizen of the United States nor a resident of the United States for U.S. tax purposes (as defined in Code ss.7701(b)), and who does not have any earned income (as defined in Code ss.911) from the Employer that constitutes U.S. source income (within the meaning of Code ss.861). If a Nonresident Alien Employee has U.S. source income, he/she is treated as satisfying this definition if all of his/her U.S. source income from the Employer is exempt from U.S.
income tax under an applicable income tax treaty.

22.106 Nonstandardized Plan. A Prototype Plan under which an adopting Employer may not rely on a Favorable IRS Letter issued to the Prototype Sponsor. In order to have reliance from the IRS that the form of the Plan as adopted by the Employer is qualified, the Employer must request a determination letter on the Plan.

22.107 Normal Retirement Age. The age selected under Part 5 of the Agreement. If a Participant's Normal Retirement Age is determined wholly or partly with reference to an anniversary of the date the Participant commenced participation in the Plan and/or the Participant's Years of Service, Normal Retirement Age is the Participant's age when such requirements are satisfied. If the Employer enforces a mandatory retirement age, the Normal Retirement Age is the lesser of that mandatory age or the age specified in the Agreement.

22.108 Old-Law Calendar Year Election. A special election for determining the Lookback Year under the Highly Compensated Employee test that was available only for the 1997 Plan Year. See Section 22.86(b)(6).

22.109 Old-Law Required Beginning Date. If so elected under Part 13(c)(1), the date by which minimum distributions must commence under the Plan, as determined under Section 10.3(a)(2).

22.110 Owner-Employee. A Self-Employed Individual (as defined in Section 22.159) who is a sole proprietor, or who is a partner owning more than 10 percent of either the capital or profits interest of the partnership.

22.111 Paired Plans. Two or more Standardized Plans that are designated as Paired Plans. See Section 19.6.

22.112 Participant. A Participant is an Employee or former Employee who has satisfied the conditions for participating under the Plan. A Participant also includes any Employee or former Employee who has an Account Balance under the Plan, including an Account Balance derived from a rollover or transfer from another qualified plan or IRA. A Participant is entitled to share in an allocation of contributions or forfeitures under the Plan for a given year only if the Participant is an Eligible Participant as defined in Section 1.1, and satisfies the accrual requirements set forth in Part 4 of the Agreement.

22.113 Period of Severance. A continuous period of time during which the Employee is not employed by the Employer and which is used to determine an Employee's credited service under the Elapsed Time Method. See Section 6.5(b)(2).

22.114 Permissive Aggregation Group. Plans that are not required to be aggregated to determine whether the Plan is a Top-Heavy Plan. See Section 16.3(d).

22.115 Permitted Disparity Method. A method for allocating certain Employer Contributions to Eligible Participants as designated under Part 4 of the Agreement.

22.116 Plan. The Plan is the retirement plan established or continued by the Employer for the benefit of its Employees under this Prototype Plan document. The Plan consists of the BPD and the elections made under the Agreement. If the Employer adopts more than one Agreement offered under this Prototype Plan, then each executed Agreement represents a separate Plan, unless the Agreement restates a previously executed Agreement.

22.117 Plan Administrator. The Plan Administrator is the person designated to be responsible for the administration and operation of the Plan. Unless otherwise designated by the Employer, the Plan Administrator is the Employer. If any Related Employer has executed a Co-Sponsor Adoption Page, the Employer referred to in this Section is the Employer that executes the Signature Page of the Agreement.

22.118 Plan Year. The 12-consecutive month period for administering the Plan, on which the records of the Plan are maintained. The Employer must designate the Plan Year applicable to the Plan under the Agreement. If the Plan Year is amended, a Plan Year of less than 12 months may be created. If this is a new Plan, the first Plan Year begins on the Effective Date of the Plan. If the amendment of the Plan Year or the Effective Date of a new Plan creates a Plan Year that is less than 12 months long, there is a Short Plan Year. See Section
11.7 for operating rules that apply to Short Plan Years.

22.119 Pre-Age 35 Waiver. A waiver of the QPSA before a Participant  reaches age
35. See Section 9.4(f).

22.120 Predecessor Employer. An employer that previously employed the Employees of the Employer prior to a merger, acquisition, or other similar transaction. See Section 6.7 for the rules regarding the crediting of service with a Predecessor Employer.

22.121 Predecessor Plan. A qualified plan maintained by the Employer that existed within the 5-year period before or after the establishment of this Plan. A Participant's service under a Predecessor Plan must be counted for purposes of determining the Participant's vested percentage under the Plan. See Section 4.5(b)(1).

22.122 Present Value. The current single-sum value of an Accrued Benefit under a Defined Benefit Plan.

22.123 Prior Year Testing Method. A method for applying the ADP Test and/or the ACP Test. See Section 17.2(a)(1) for a discussion of the Prior Year Testing Method under the ADP Test and Section 17.3(a)(1) for a discussion of the Prior Year Testing Method under the ACP Test.

22.124 Pro Rata Allocation Method. A method for allocating certain Employer Contributions to Eligible Participants under the Plan.
See Article 2.

22.125 Projected Annual Benefit. An amount used in the numerator of the Defined Benefit Fraction. See Section 7.5(b)(4).

22.126 Protected Benefit. A Participant's benefits which may not be eliminated by Plan amendment. Protected Benefits include early retirement benefits, retirement-type subsidies, and optional forms of benefit (as defined under the regulations). See Section 18.1(c).

22.127 Prototype Plan. A plan the form of which is the subject of a Favorable IRS Letter from the Internal Revenue Service which is made up of a Basic Plan Document and an Adoption Agreement. An Employer may establish or continue a plan by executing an Adoption Agreement under this Prototype Plan.

22.128 Prototype Sponsor. The Prototype Sponsor is the entity which maintains the Prototype Plan for adoption by Employers. See Section 18.1(a) for the ability of the Prototype Sponsor to amend this Plan.

22.129 QDRO -- Qualified Domestic Relations Order. A domestic relations order that provides for the payment of all or a portion of the Participant's benefits to an Alternate Payee and satisfies the requirements under Code ss.414(p). See
Section 11.5.

22.130 QJSA -- Qualified Joint and Survivor Annuity. A QJSA is an immediate annuity payable over the life of the Participant with a survivor annuity payable over the life of the spouse. If the Participant is not married as of the Distribution Commencement Date, the QJSA is an immediate annuity payable over the life of the Participant. See Section 9.2.

22.131 QMAC Account.  The portion of a  Participant's  Account  attributable  to
QMACs.

22.132  QMACs  --  Qualified  Matching   Contributions.   An  Employer  Matching
Contribution made by the Employer which satisfies the requirements under Section 17.7(g).

22.133 QNEC Account.  The portion of a  Participant's  Account  attributable  to
QNECs.

22.134 QNECs -- Qualified Nonelective Contributions. An Employer Nonelective Contribution made by the Employer which satisfies the requirements under Section 17.7(h).

22.135 QPSA -- Qualified Preretirement Survivor Annuity. A QPSA is an annuity payable over the life of the surviving spouse which is purchased using 50% of the Participant's vested Account Balance as of the date of death. See Section 9.3.

22.136 QPSA Election Period. The period during which a Participant (and the Participant's spouse) may waive the QPSA under the Plan. See Section 9.4(e).

22.137 Qualified Election. An election to waive the QJSA or QPSA under the Plan. See Section 9.4(d).

22.138 Qualified Transfer. A plan-to-plan transfer which meets the requirements under Section 3.3(d).

22.139 Qualifying Employer Real Property. Real property of the Employer which meets the requirements under ERISA ss.407(d)(4). See Section 13.5(b) for limitations on the ability of the Plan to invest in Qualifying Employer Real Property.

22.140 Qualifying Employer Securities. An Employer security which is stock, a marketable obligation, or interest in a publicly traded partnership as described in ERISA ss.407(d)(5). See Section 13.5(b) for limitations on the ability of the Plan to invest in Qualifying Employer Securities.

22.141 Reemployment Commencement Date. The first date upon which an Employee is credited with an Hour of Service following a Break in Service (or Period of Severance, if the Plan is using the Elapsed Time Method of crediting service).

22.142 Related Employer. A Related Employer includes all members of a controlled group of corporations (as defined in Code ss.414(b)), all commonly controlled trades or businesses (as defined in Code ss.414(c)) or affiliated service groups (as defined in Code ss.414(m)) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under Code ss.414(o). For purposes of applying the provisions under this Plan, the Employer and any Related Employers are treated as a single Employer, unless specifically stated otherwise. See Section 11.8 for operating rules that apply when the Employer is a member of a Related Employer group.

22.143 Required Aggregation Group. Plans which must be aggregated for purposes of determining whether the Plan is a Top-Heavy Plan.
See Section 16.3(f).

22.144 Required Beginning Date. The date by which minimum distributions must commence under the Plan. See Section 10.3(a).

22.145 Reverse QNEC Method.  A method for  allocating  QNECs under the Plan. See
Section 2.4(e)(2).

22.146 Rollover Account. The portion of the Participant's Account attributable to a Rollover Contribution from another qualified plan or IRA.

22.147 Rollover Contribution. A contribution made by an Employee to the Plan attributable to an Eligible Rollover Distribution from another qualified plan or IRA. See Section 8.8(a) for the definition of an Eligible Rollover Distribution.

22.148 Rule of Parity Break in Service. A Break in Service rule used to determine an Employee's credited service under the Plan. See Section 1.6(a) for the effect of the Rule of Parity Break in Service on eligibility to participate under the Plan and see Section 4.6(c) for the application for the effect of the Rule of Parity Break in Service Rule on vesting.

22.149 Safe Harbor 401(k) Plan. A 401(k) plan that satisfies the conditions under Section 17.6

22.150 Safe Harbor Contribution. A contribution authorized under Part 4E of the 401(k) Agreement which allows the Plan to qualify as a Safe Harbor 401(k) Plan. A Safe Harbor Contribution may be a Safe Harbor Matching Contribution or a Safe Harbor Nonelective Contribution.

22.151 Safe Harbor Matching Contribution Account. The portion of a Participant's Account attributable to Safe Harbor Matching Contributions.

22.152 Safe Harbor Matching Contributions. An Employer Matching Contribution that satisfies the requirements under Section 17.6(a)(1)(i).

22.153  Safe  Harbor  Nonelective   Contribution   Account.  The  portion  of  a
Participant's Account attributable to Safe Harbor Nonelective Contributions.

22.154  Safe  Harbor   Nonelective   Contributions.   An  Employer   Nonelective
Contribution that satisfies the requirements under Section 17.6(a)(1)(ii).

22.155 Salary Reduction Agreement. A Salary Reduction Agreement is a written agreement between an Eligible Participant and the Employer, whereby the Eligible Participant elects to reduce his/her Included Compensation by a specific dollar amount or percentage and the Employer agrees to contribute such amount into the 401(k) Plan. A Salary Reduction Agreement may require that an election be stated in specific percentage increments (not greater than 1% increments) or in specific dollar amount increments (not greater than dollar increments that could exceed 1% of Included Compensation).

A Salary Reduction Agreement may not be effective prior to the later of: (a) the date the Employee becomes an Eligible Participant; (b) the date the Eligible Participant executes the Salary Reduction Agreement; or (c) the date the 401(k) plan is adopted or effective. A Salary Reduction Agreement is valid even though it is executed by an Employee before he/she actually has qualified as an Eligible Participant, so long as the Salary Reduction Agreement is not effective before the date the Employee is an Eligible Participant. A Salary Reduction
Agreement may only apply to Included Compensation that becomes currently available to the Employee after the effective date of the Salary Reduction Agreement.

A Salary Reduction Agreement must designate a uniform period during which an Employee may change or terminate his/her deferral election under the Salary Reduction Agreement. An Eligible Participant's right to change or terminate a Salary Reduction Agreement may not be available on a less frequent basis than once per Plan Year.

22.156 SBJPA Legislation. SBJPA Legislation refers to the Small Business Job Protection Act of 1996 (SBJPA), the Taxpayer Relief Act of 1997 (TRA `97), the Uruguay Round Agreements Act (GATT) and the Uniformed Services Employment and Reemployment Rights Act of 1994 (USERRA). See Article 20 for special rules for demonstrating compliance with the qualification changes under the SBJPA Legislation.

22.157 Section 401(k) Deferral Account. The portion of a Participant's Account attributable to Section 401(k) Deferrals.

22.158 Section 401(k) Deferrals. Amounts contributed to the Plan at the election of the Participant, in lieu of cash compensation, which are made pursuant to a Salary Reduction Agreement or other deferral mechanism. Section 401(k) Deferrals do not include any deferrals properly distributed as excess Annual Additions pursuant to Section 7.1(c)(2).

22.159 Self-Employed Individual. An individual who has Earned Income (as defined in Section 22.51) for the taxable year from the trade or business for which the Plan is established, or an individual who would have had Earned Income but for the fact that the trade or business had no Net Profits for the taxable year.

22.160 Shareholder-Employee. A Shareholder-Employee means an Employee or officer of a subchapter S corporation who owns (or is considered as owning within the meaning of Code ss.318(a)(1)), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

22.161 Shift-to-Plan-Year  Method. The Shift-to-Plan-Year Method is a method for
determining   Eligibility  Computation  Periods,  after  an  Employee's  initial computation period. See Section 1.4(c)(1).

22.162 Short Plan Year. Any Plan Year that is less than 12 months long, either because of the amendment of the Plan Year, or because the Effective Date of a new Plan is less than 12 months prior to the end of the first Plan Year. See
Section 11.7 for the operational rules that apply if the Plan has a Short Plan Year.

22.163 Standardized Plan. A Prototype Plan that permits the adopting Employer to rely under certain circumstances on the Favorable IRS Letter issued to the Prototype Sponsor without the need for the Employer to obtain a determination letter.

22.164 Successor Plan. A Successor Plan is any Defined Contribution Plan, other than an ESOP, SEP, or SIMPLE-IRA plan, maintained by the Employer which prevents the Employer from making a distribution to Participants upon the termination of a 401(k) plan. See Section 18.2(b)(2).

22.165 Taxable Wage Base. The maximum amount of wages that are considered for Social Security purposes. The Taxable Wage Base is used to determine a Participant's allocation under the Permitted Disparity Method allocation formula. See Article 2.

22.166 Testing Compensation. The compensation used for purposes of the ADP Test, the ACP Test, and the Multiple Use Test. See Section 17.7(i).

22.167 Three-Percent Method. A method for applying the ADP Test or the ACP Test for a new 401(k) Plan that is using the Prior Year Testing Method. See Section 17.2(b) for a discussion of the ADP Test for new plans and Section 17.3(b) for a discussion of the ACP Test for new plans.

22.168 Top-Paid Group. The top 20% of Employees ranked by Total Compensation for purposes of applying the Top-Paid Group Test. See Section 22.86(b)(4).

22.169 Top-Paid Group Test. An optional test the Employer may apply when determining its Highly Compensated Employees. See Section 22.86(a)(2).

22.170 Top-Heavy Plan. A Plan which satisfies the conditions under Section 16.3(g). A Top-Heavy Plan must provide special accelerated vesting and minimum benefits to Non-Key Employees. See Section 16.2.

22.171 Top-Heavy Ratio. The ratio used to determine whether the Plan is a Top-Heavy Plan. See Section 16.3(h).

22.172 Total Compensation. Total Compensation is either W-2 Wages, Withholding Wages, or Code ss.415 Safe Harbor Compensation, as designated under Part 3(a) of the Agreement. For a Self-Employed Individual, each definition of Total Compensation means Earned Income. Except as otherwise provided under Sections 7.4(f)(4) and 16.3(i), each definition of Total Compensation (included Earned Income for Self-Employed Individuals) is increased to include Elective Deferrals (as defined in Section 22.54) and elective contributions to a cafeteria plan under Code ss.125 and to an eligible deferred compensation plan under Code ss.457. If so elected under Part 3(b)(2) of the Agreement, Total Compensation also includes imputed compensation of Disabled Employees (see Section 7.4(f)(3)).

         (a) W-2 Wages. Wages within the meaning of Code ss.3401(a) and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code ss.ss.6041(d), 6051(a)(3), and 6052, determined without regard to any rules under Code ss.3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

         (b) Withholding Wages. Wages within the meaning of Code ss.3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

         (c) Code ss.415 Safe Harbor Compensation. A Participant's wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer (without regard to whether or not such amounts are paid in cash) to the extent that the amounts are includible in gross income. Such amounts include, but are not limited to, commissions, compensation for services on the basis of a percentage of profits, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Treas. Reg. ss.1.62-2(c)), and excluding the following:

                  (1) Employer contributions (other than Elective Deferrals and elective contributions to a deferred compensation plan under Code ss.457 or a cafeteria plan under Code ss.125) to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions (other than Elective Deferrals) under a SEP (as described in Code ss.408(k), or any distributions from a plan of deferred compensation;

                  (2) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                  (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                  (4) Other amounts which received special tax benefits, or contributions made by the Employer (other than Elective Deferrals) towards the purchase of an annuity contract described in Code ss.403(b) (whether or not the contributions are actually excludable from the gross income of the employee).

22.173 Transfer Account. The portion of a Participant's Account attributable to a direct transfer of assets or liabilities from another qualified retirement plan. See Section 3.3 for the rules regarding the acceptance of a transfer of assets under this Plan.

22.174 Trust. The Trust is the separate funding vehicle under the Plan.

22.175 Trustee. The Trustee is the person or persons named in the Trustee Declaration under the Agreement. The Trustee may be a Discretionary Trustee or a Directed Trustee. See Article 12 for the rights and duties of a Trustee under this Plan.

22.176 Two-Step Formula. A method of allocating certain Employer Contributions under the Permitted Disparity Method. See Section
2.2(b)(2)(i).

22.177 Union Employee. An Employee who is included in a unit of Employees covered by a collective bargaining agreement and whose retirement benefits are subject to good faith bargaining.

22.178 Valuation Date. The date or dates selected under Part 12 of the Agreement upon which Plan assets are valued. If the Employer does not select a Valuation Date under Part 12, Plan assets will be valued as of the last day of each Plan Year.

22.179 Vesting Computation Period. The 12-consecutive month period used for measuring whether an Employee completes a Year of Service for vesting purposes. See Section 4.4.

22.180 W-2 Wages. An optional definition of Total Compensation which the Employer may select under Part 3(a) of the Agreement. See Section 22.172(a) for the definition of W-2 Wages.

22.181 Withholding Wages. An optional definition of Total Compensation which the Employer may select under Part 3(a) of the Agreement. See Section 22.172(b) for the definition of Withholding Wages.

22.182 Year of Service. A 12-consecutive month period (computation period) during which the Employee completes at least 1,000 Hours of Service, unless the Employer designates a different number of hours under Part 7 of the Agreement.

                           NONSTANDARDIZED 401(k) PLAN

By executing this 401(k) plan Adoption Agreement (the "Agreement") under the Thomas F. Kerney, P.A. Prototype Plan, the Employer agrees to establish or continue a 40 1 (k) plan for its Employees. The 40 1 (k) plan adopted by the Employer consists of the Basic Plan Document #01 (the "BPD") and the elections made under this Agreement (collectively referred to as the "Plan"). A Related Employer may jointly co-sponsor the Plan by signing a Co-Sponsor Adoption Page, which is attached to this Agreement. (See Section 22.142 of the BPD for the definition of a Related Employer.) This Plan is effective as of the Effective Date identified on the Signature Page of this Agreement.

Employer Information

Name of Employer executing the Signature Page of this Agreement: International Assets Advisory Corporation .

Employer Identification Number (EIN) for the Employer: 59-2189015,

Business entity of Employer (optional): C-Corporation.

Last day of Employer's taxable year (optional): September 30

Does the Employer have any Related Employers?  |X|      Yes      |_|       No

If yes, list the Related Employers (optional):

Plan Information

Name of Plan: International Assets Advisory Corporation 401 (k) Profit Sharing Plan.

Plan number (as identified on the Form 5500 series filing for the Plan): 001

Trust identification number (optional): 59-6993257,

Plan Year: [Check box (1), (2) or (3).]
   |X|     (1)    The calendar year.
   |_|     (2)    The 12-consecutive-month period ending _____________________.
   |_|     (3)    (Describe) _________________________________________________.

------------------------------------------------------------------------------
                             Types Of Contributions
------------------------------------------------------------------------------

The following types of contributions are authorized under this Plan. The selections made below should correspond with the selections made under Parts 4A, 4B, 4C, 4D, and 4E of this Agreement.

[X]      (1)      Section 401(k) Defferrals (see Part 4A)
[X]      (2)      Employer Matching Contributions (see Part 4B)
[X]      (3)      Employer Nonelective Contributions (see Part 4C)
|_|      (4)      Employee After-Tax Contributions (see 4D)
|_|      (5)      Safe Harbor Contributions (see Part 4E)

                                     Part 1


                             Eligibility Conditions
                           (see Article 1 of the BPD)

(a) Minumum age and service conditions for becoming an Eligible Participant. [Check the appropriate box(es) for those contributions the Employer elects to make under Part 4 of this Agreement.]


       ss.401(k)   Employer  Employer
        Deferals   Match     Nonelective
          |_|      |_|       |_|        (1) None (conditions are met on
                                            Employment Commencement Date).
          [X]      [X]       [X]        (2) Age 21 (cannot exceed age 21).
          [X]      [X]       [X]        (3) One Year of Service.
          |_|      |_|       |_|        (4) ____________ months (not more than
                                            12) elapsed from the Employment
                                            Commencement Date (no minimum Hours
                                            of Service required).
          N/A      |_|       |_|        (5) Two Years of Service. [Full and
                                            immediate vesting must be selected
                                            under Part 6 of this Agreement.]
         |_|       |_|       |_|        (6)   (Describe) _____________________


(b) Excluded Employees. [Check box (1) or any combination of boxes (20-(5) for those contributions the Employer elects to make under Part 4 of this Agreement.]


        ss.401(k)  Employer  Employer
        Deferals   Match     Nonelective

          |_|      |_|       |_|        (1) No excluded categories of Employees.
          [X]      [X]       [X]        (2) Union Employees (see Section 22.177
                                            of the BPD).
          [X]      [X]       [X]        (3) Nonresident Alien Employees (see
                                            Section 22.105 of the BPD).
          |_|      |_|       |_|        (4) Leased Employees (see Section
                                            1.2(b) of the BPD).
          |_|      |_|       |_|        (5) (Describe) ______________________


                         Part 1 - Eligibility Conditions


|_|      (c)       Special eligibility provisions.

         |_|      (1) Dual eligibility. The eligibility requirements under (a)
                      above are deemed satisfied by an Employee (other than an Excluded Employee) who is employed:

                  |_|      (i)      on the Effective Date of this Plan.

                  |_|      (ii)     on __________________.

         |_|      (2)      (Describe) _______________________________________.

                                     Part 2
------------------------------------------------------------------------------

                          Commencement of participation

                          (See Section 1.5 of the BPD)

(a) Entry Date upon which participation begins after completing minimum age and service conditions. [Check one of the following boxes for those contributions the Employer elects to make under Part 4 of this Agreement.]


       ss.401(k)  Employer   Employer
       Deferals    Match     Nonelective

          [X]      [X]       [X]        (1) The next following Entry Date (as
                                            defined in (b) below).
          N/A      |_|       |_|        (2) The nearest Entry Date (as defined
                                            in (b) below).
          N/A      |_|       |_|        (3) The preceding Entry Date (as defmed
                                            in (b) below).
          |_|      |_|       |_|        (4) The date the conditions in Part 1
                                            (a) are satisfied.
          |_|      |_|       |_|        (5) (Describe) _______________________


(b) Definition of Entry Date. [Check one of the following boxes for those contributions the Employer elects to make under Part 4 of this Agreement. Do not check-for a particular contribution if (a)(4) above is checked for that type of contribution.]


      ss.401(k)   Employer   Employer
       Deferals   Match     Nonelective

          [X]      [X]       [X]        (1) The first day of the Plan Year and
                                            the first day of the 7th month of
                                            the Plan Year.
          |_|      |_|       |_|        (2) The first day of each quarter of
                                            the Plan Year.
          |_|      |_|       |_|        (3) The first day of the Plan Year.[If
                                            box (1) under (a) above is also
                                            checked for the same type of
                                            contribution as checked here, see
                                            the restrictions in Section 1.
                                            5(b) of the BPD.]
          |_|       |_|      |_|        (4) (Identify dates) ________________.



                                     Part 3
------------------------------------------------------------------------------

                            Compensation Definitions

                   (See Sections 22.89 and 22.172 of the BPD)

(a)      Definition of Total Compensation:

[X]      (1)      W-2 Wages
|_|      (2)      Withholding Wages
|_|      (3)      Code ss.415 Safe Harbor Compensation.

         [Note: Each of the above definitions is increased for Elective Deferrals (as defined in Section22.54 of the BPD) and pre-tax contributions to a cafeteria plan or a Code ss.457plan.]

(b) Definition of Included Compensation for allocation of contributions or forfeitures: [Check the appropriate box(es) for those contributions the Employer elects under Part 4 of this Agreement I


     ss.401(k)   Employer   Employer
     Deferals     Match     Nonelective
          |_|      |_|       |_|        (1) Total Compensation, as determined
                                            in (a) above.
          [X]      [X]       [X]        (2) Total Compensation, as defined in
                                            (a) above, with the following
                                            modifications: [Check any
                                            combination of boxes (i) - (vii).]
          N/A      |_|       |_|            (i.)     Elective Deferrals and any
                                                     pre-tax contributions to a
                                                     cafeteria plan or a Code
                                                     ss.457 plan are excluded.
          [X]      [X]       [X]            (ii)     Fringe  benefits, expense
                                                     reimbursements, deferred
                                                     compensation, and welfare
                                                     benefits are excluded.
          |_|      |_|       |_|            (iii)    Bonuses are excluded.
          |_|      |_|       |_|            (iv)     Commissions are excluded.
          |_|      |_|       |_|            (v)      Overtime is excluded.
          |_|      |_|       |_|            (vi)     Amounts paid for services
                                                     performed for a Related
                                                     Employer that does not
                                                     execute the Co-Sponsor
                                                     Adoption Page under this
                                                     Agreement are excluded.
          |_|      |_|       |_|            (vii)   (Describe)________________.
                                            [Note: Any exclusions selected
                                                   under (iii) - (vii) above do
                                                   not apply to Nonhighly
                                                   Compensated Employees in
                                                   determining allocations
                                                   under the Permitted
                                                   Disparity Method under
                                                   Part 4C(c).]
------------------------------------------------------------------------------

                        Part 3 - Compensation Definitions
------------------------------------------------------------------------------

|_|      (c)       Highly Compensated Employees only. Any modifications to Total
                   Compensation elected in (b)(2)(iii) through (b)(2)(vii) above will apply only to Highly Compensated Employees.

------------------------------------------------------------------------------

                                     Part 4A
------------------------------------------------------------------------------

                            Section 401(k) Deferrals

                         (See Section 2.4(a) of the BPD)

[X] Check this box and complete the applicable sections of this Part 4A to allow for Section 401(k) Deferrals under the Plan.

[X]      (a)      Section 401(k) Deferral limit. 15% of Included Compensation for: [If this box (a) is not checked, the limits described in
                  Section 17.1 andarticle 7 of the BPD still apply.]
         [X]      (1)       the Plan Year.
         |_|      (2)       the portion of the Plan Year in which the Employee
                            is an Eligible Participant.
         |_|      (3)       each separate Payroll Period during which the
                            Employee is an Eligible Participant.

|_|      (b)      Minimum deferral rate: [If this box (b) is not checked, no minimum deferral rate applies to Section 401 (k) Deferrals designated under Part 4E of this 4greement. ]

         |_|      (1)      _____________ % of Included Compensation for a
                           Payroll Period.
         |_|      (2)      $____________ for a Payroll Period




|_|      (c)      Automatic deferral election. (See Section 2.4(a)(2) of the
                  BPD.) An Eligible Participant will automatically defer % of
                  Included Compensation for each Payroll Period, unless the Eligible Participant makes a contrary Salary Reduction
                  Agreement election. This automatic deferral election will apply to:

         |_|      (1)      all Eligible Participants.
         |_|      (2)      only those Employees who become Eligible Participants
                           on or after the following date:_______________.

|_|      (d)      Effective Date. If this Plan is being adopted as a new 40 1
                  (k) plan or to add a 401 (k)feature to an existing plan, Eligible Participants may begin making Section 401(k)
                  Deferrals as of- --------------------------.

                                     Part 4B
-------------------------------------------------------------------------------
                         Employer Matching Contributions

                    (See Sections 2.4(b) and (c) of the BPD)

[X] Check this box and complete this Part 4B to allow for Employer Matching Contributions. Each formula allows for Employer Matching Contributions to be allocated to Section 401 (k) Deferrals antilor Employee After-Tax Contributions (referred to under this Part as "applicable contributions'). If a matching formula applies to both types of contributions, such contributions are aggregated to determine the Employer Matching Contribution allocated under the formula If any formula applies to Employee After-Tax Contributions, Part 4D must be completed.

(a)      Matching Contribution formulas: [Check one or both.
[X]      (1)      The formula designated in (b) below. [Complete the remainder of this Part 4B
|_|      (2)      The Safe Harbor 401(k) Plan matching  formula under Part 4E below. [The elections under (b) - (e) below do not apply to any Safe Harbor Matching Contributions. If the only
                  Employer Matching Contributions that will be made under this Plan are Safe Harbor Matching Contributions, do not complete the remainder of this Part 4B. See Part 4Efor applicable elections. ]

(b) Employer Matching Contribution formula(s): [See the operating rules under (c) below.]
ss.401 (k) Employee
Deferrals  After-Tax
|_|          |_|      (1)Fixed Matching Contribution.   __________% of each
                      Eligible Participant's applicable contributions. The
                      Employer Matching Contribution does not apply to applicable contributions that exceed:

                  |_|      (i) _________% of Included Compensation.

                  |_|      (ii) $_____________.

                  [Note: If neither box (i) nor box (ii) is checked, all applicable contributions are eligible for the Employer Matching Contribution under this formula.]

[X]      |_|      (2) Discretionary Matching Contribution. A uniform percentage, as determined by the Employer, of each Eligible Participant's applicable contributions. The Employer Matching Contribution does not apply to applicable contributions that exceed:

                  [X]      (i) ___________% of Included Compensation

                  |_|      (ii) $____________.

                    Part 4B - Employer Matching Contributions
------------------------------------------------------------------------------

                  |_|  (iii)  a  dollar   amount  or   percentage   of  Included
                        Compensation that is uniformly determined by the Employer for all Eligible Participants.

                       [Note: If none of the boxes (i) - (iii) is checked, all
                        applicable contributions are eligiblefor the Employer Matching Contribution under thisformula.]

ss.401 (k)  Employee
Deferrals   After-Tax

  |_|          |_|  (3)Tiered Matching Contribution. A unifon-n percentage of
                       each tier of each Eligible Participant's applicable contributions, determined as follows:

                       Tiers of Contributions               Matching Percentage

                       First $_______or _____%                  ______%

                       Next $_______or _____%                   ______%

                       Next $_______or _____%                   ______%

                       Next $_______or _____%                   ______%

                      [Note: Fill in only percentages or dollar amounts, but not both. If percentages are used, each tier represents the amount of the Participant's applicable contributions that equals the specified percentage of the Participant's Included Compensation.]


|_|           |_|   (4)Discretionary Tiered Matching Contribution. The Employer
                       will determine a matching percentage for each tier of each Eligible Participant's applicable contributions. Tiers aredetermined in increments of-

                    |_|   (i) __________% of Included Compensation.

                    |_|   (ii)$___________.
                    |_|   (iii)As determined by the Employer.

|_|           |_|   (5)Year-of-Service Matching Contribution. A uniform
                       percentage of each Eligible Participant's applicable contributions based on Years of Service with the Employer, determined as follows:

                    Years of Service                      Matchinig Percentage

                     -------------                         -------%

                     -------------                         -------%

                     -------------                         -------%

                    Part 4B - Employer Matching Contributions
------------------------------------------------------------------------------

                  |_|      (i)      In applying the Year-of-Service Matching
                                    Contribution formula, a Year of Service is:
                                    [If not checked, a Year of Service is 1,000
                                    Hours of Service during the Plan Year.]

                           |_|      (A)      as defined for purposes of
                                             eligibility under Part 7.

                           |_|      (B)     as defined for purposes of vesting
                                            under Part 7.

                           |_|      (C)     (Describe) _______________________.

                  |_|      (ii)     Special limits on Employer Matching
                                    Contributions under the Year-of-Service
                                    formula:

                           |_|      (A)     Employer Matching Contributions may
                                            not exceed of Included Compensation.

                           |_|      (B)     Employer Matching Contributions will
                                            apply only to a Participant's
                                            applicable contributions that do not
                                            exceed:

                                    |_|     (I)      _________% of Included
                                                     Compensation

                                    |_|     (II)     $____________.

         |_|      |_|       (6)      (Describe)_______________________________.

         |_|      |_|      (7)      Net Profits. Any Employer Matching
                                    Contributions made in accordance with the elections under this (b) are limited to Net
                                    Profits. The definition of Net Profits, as defined in Section 2.2(a)(2) of the BPD, is modified asfollows: [Enter NIA if there are nomodifications. ]

(c) Operating rules for applying the Matching Contribution formulas:

         (1) Applicable contributions taken into account: (See Section 2.4(b)(3) of the BPD.) The Matching Contribution fonnula(s) elected in (b) above (and any limitations on the amount of a Participant's applicable contributions considered under such formula(s)) are applied separately for each:

         [X]      (i)      Plan Year.

         |_|      (ii)     Plan Year quarter.

         |_|      (iii)    calendar month.

                    Part 4B - Employer Matching Contributions
------------------------------------------------------------------------------

         |_|      (iv)     Payroll Period

         |_|      (v)      (Describe)___________________________________.

         (2) Special rule for partial period of participation. If an Employee is an Eligible Participant for only part of a Plan Year, Included Compensation is taken into account for:

                  [X]      (i) the entire Plan Year, including the portion of
                            the Plan Year during which the Employee is not an Eligible Participant.

                  |_|      (ii)the portion of the Plan Year in which the
                            Employee is an Eligible Participant.

                  |_|      (iii)the  portion  of the Plan  Year  during  which
                            the Employee's election to make the applicable contributions is in effect.

[X]      (d)      Qualified Matching Contributions (QMACs): (See Section 2.4(c)
                  of the BPD.)
         |_|      (1)       All Employer Matching Contributions are designated
                            as QNMCS
 .
         |_|      (2)       Only Employer Matching Contributions described in
                            box(es)__________ under (b)above are designated as QMACS.

         [X]      (3)       In addition to any Employer Matching Contribution
                            provided under (b) above, the Employer may make a discretionary QMAC which is allocated equally as a percentage of Section 401(k) Deferrals made during the Plan Year. The Employer may allocate
                            QMACs only on Section 401(k) Deferrals that do not exceed a specific dollar amount or percentage of Included Compensation that is uniformly determined by the Employer. QMACs will be allocated to:

                  [X]      (i)     eligible Participants who are Nonhighly
                                   Compensated Employees,

                  |_|      (ii)    all Eligible Participants


(e) Allocation conditions an Eligible Participant must satisfy for an Employer Matching Contribution:

|_|      (1)      None.

|_|      (2)      Must be employed by the Employer on the last day of the Plan
                  Year OR have more than 500 Hours of Service for the Plan
                  Year.

[X]      (3)      Must be employed with the Employer on the last day of the Plan
                  Year.

[X]      (4)      Must be credited with at least I000 Hours of Service (may not exceed 1,000) during the Plan Year.

                    Part 4B - Employer Matching Contributions
-------------------------------------------------------------------------------

|_|      (5)      (Describe) ________________________________________________.

[X]      (6)      The above allocation condition(s) will not apply if-

         [X]      (I)      the Participant dies during the Plan Year

         [X]      (ii)     the Participant is Disabled.

         [X]      (iii)    the Participant, by the end of the Plan Year, has
                           reached:

                  [X]      (A)      Normal Retirement Age.

                  |_|      (B)      Early Retirement Age.
------------------------------------------------------------------------------

                                     Part 4C

                       Employer Nonelective Contributions
                    (See Sections 2.4(d) and (e) of the BPD)

[X] Check this box and complete this Part 4C to allow for Employer Non-elective Contributions

(a)      Nonelective Contribution formula(s): [Check one or both.]

[X]      (1)  The formula designated in (b) below. [Complete the remainder of this Part 4C]

|_|      (2)  The Safe-Harbor 40 1 (k) Plan Nonelective Contribution formula under Part 4E. [The elections under (b) - (e) below do not apply to any Safe Harbor Nonelective Contributions. If the only Employer
              Nonelective Contributions that will be made under this Plan are Safe Harbor Nonelective Contributions, do not complete the remainder of this Part 4C. See Part 4E for applicable elections.]

(b)      Employer Nonelective Contribution:

[X]      (1)      Discretionary. Discretionary with the Employer.

|_|      (2)      Fixed uniform percentage. ________% of each Eligible
                  Participant's Included Compensation.

|_|      (3)       Uniform dollar amount.

         |_|      (i)      A uniform discretionary dollar amount for each
                           Eligible Participant.

         |_|      (ii)      for each Eligible Participant.

|_|      (4)      Net Profits. Check this box if the contribution selected above is limited to Net Profits. The definition of Net Profits, as defined in Section 2.2(a)(2) of the BPD, is modified as follows: [Enter NI,4 if there are no modifications.]

|_|      (5)      Qualifled Nonelective Contribution (QNEC). The Employer may
                  make a discretionary QNEC which is allocated under the following method:

         |_|      (i)      Pro Rata Allocation Method. The QNEC will be
                           allocated as a uniform percentage of Included
                           Compensation to all Eligible Participants who are Nonhighly Compensated Employees. (See Section 2.4
                           (e)(1) of the BPD.)

         |_|      (ii)     Reverse QNEC Method. The QNEC will be allocated to
                           Eligible Participants who are Nonhighly Compensated
                           Employees in reverse order of Included Compensation.
                           (See Section 2.4(e)(2) of the BPD.)

                  Part 4C - Employer Nonelective Contributions
------------------------------------------------------------------------------

                  |_|      (iii)   Application of allocation conditions. If
                                   this box is checked, QNECs will be allocated only to Eligible Participants who have satisfied the allocation conditions under (e) below.[If this box is not checked, QNECs will be allocated without regard to the allocation conditions under (e) below.]

                  |_|      (iv)    (Describe)_________________________________.

         (c)      Allocation formula for Employer Nonelective Contributions
                  (other than QNECS):(See Section 2.4(d) of the BPD.)
         [X]      (1)      Pro Rata Allocation Method. The allocation for each
                           Eligible Participant is a uniform percentage of Included Compensation (or a uniform dollar amount if (b)(3)is selected). [Also complete (d)(1)(i) below.]

         |_|      (2)      Permitted Disparity Method. The allocation for each
                           Eligible Participant is determined under the following formula: [Box (b) (1) above must also be checked. ]

                  |_|      (i)      Two-Step Formula.

                  |_|      (ii)     Four-Step Formula.

[X]      (d)      Operating rules for determining amount of Employer Nonelective
                  Contributions.

         [X]      (1)      Special rules regarding Included Compensation.

                  [X]      (i)      Applicable period for determining Included
                                    Compensation. In determining the Employer
                                    Contributions to be allocated under the Pro Rata Allocation Method under (c)(1) above, Included Compensation is determined separately for each:

                           [X]      (A)     Plan Year.

                           |_|      (B)     Plan Year quarter

                           |_|      (C)     (Describe)

                  |_|      (ii)     Special rule for partial period of
                                    participation. If an Employee is an
                                    Eligible Participant for only part of a Plan Year, Included Compensation is taken into account for the entire Plan Year including the portion of the Plan Year during which the Employee is not an Eligible
                                    Participant. [If this box is not checked, Included Compensation is taken into account only for the portion of the Plan Year during which the Employee is an Eligible
                                    Participant.]

                  |_|      (iii)    Measurement period (see the operating rules
                                    under Section 2.2(c)(2) of the BPD). For purposes of allocating Employer Nonelective
                                    Contributions, Included Compensation is
                                    determined for the calendar year ending in the Plan Year. [If this box is not checked, the measurementperiod is the plan Year.]

                  Part 4C - Employer Nonelective Contributions
------------------------------------------------------------------------------

         |_|      (2)      Special rules for applying the Permitted Disparity
                           Method. [Complete this (2)only if box (c)(2) above is checked.]

                  |_|      (i)      Application of Four-Step Formula for Top-
                                    Heavy Plans. If checked, the Four-Step
                                    Formula applies instead of the Two-Step
                                    Formula for any Plan Year in which the Plan is a Top Heavy Plan.

                  |_|      (ii)     Excess Compensation under the Permitted
                                    Disparity Method is the amount of Included
                                    Compensation that exceeds: [If not checked, Excess Compensation is the amount of lncluded Compensation that exceeds the
                                    Taxable Wage Base.]

                           |_|      (A)         _______% (may not exceed I 00%)
                                                of the Taxable Wage Base.
                                    |_|     (I) The amount determined under
                                                (A) is not rounded,

                                    |_|     (II) The amount determined under (A)
                                                 is rounded (but not above the
                                                 Taxable Wage Base) to the next
                                                 higher:

                                            |_|      (1)      $1
                                            |_|      (2)      $1,000
                                            |_|      (3)      $100.

                           |_|      (B)     (may not exceed the Taxable Wage
                                             Base).

         (e) Allocation conditions an Eligible Participant must satisfy for an Employer Nonelective Contribution

         |_|      (1)      None.
         |_|      (2)      Must be employed by the Employer on the last day of
                           the Plan Year OR must have more than 500 Hours of
                           Service for the Plan Year.
         [X]      (3)      Must be employed with the Employer on the last day of
                           the Plan Year.
         [X]      (4)      Must be credited with at least I 000 Hours of Service
                           (may not exceed 1,000) during the Plan Year.
         | |      (5)      (Describe)__________________________________.
         [X]      (6)      The above allocation condition(s) will not apply if-

                  [X]      (i) the Participant dies during the Plan Year.
                  [X]      (ii) the Participant is Disabled.

                  Part 4C - Employer Nonelective Contributions
------------------------------------------------------------------------------
                  [X]      (iii)    the Participant, by the end of the Plan
                                    Year, has reached:

                           [X]      (A)     Normal Retirement Age.

                           |_|      (B)     Early Retirement Age.

                                     Part 4D
------------------------------------------------------------------------------
                        Employee After-Tax Contributions

                          (See Section 3.1 of the BPD)

         |_| Check this box to allow for Employee After-Tax Contributions. The eligibility conditions for making Employee After-Tax Contributions are listed in Part I of this Agreement under "ss.401(k) Deferrals. "

|_|      (a)       Maximum _________% of Included Compensation for:

         |_|      (1)      the entire Plan Year.

         |_|      (2)      the portion of the Plan Year during which the
                           Employee is an Eligible Participant.

         |_|     (3)       each separate Payroll Period during which the
                           Employee is an Eligible Participant

         [Note: If this box (a) is not checked, the only limit on Employee
                After-Tax Contributions is the Annual Additions Limitation under article 7 of the BPD.)

|_|      (b)      Minimum. For any Payroll Period, no less than

         |_|      (1)      ________% of Included Compensation.

         |_|      (2)      $ _____________

                                     Part 4E
------------------------------------------------------------------------------

                        Safe Harbor 40.1(k) Plan Election

                          (See Section 17.6 of the BPD)

         |_| Check this box and complete this Part 4E if the Plan is designed to be a Safe Harbor 401(k)Plan

|_|      (a)      Safe Harbor Matching Contribution:

         |_|      (1)      Basic formula: 100% of Section 401 (k) Deferrals up
                           to the first 3% of Included Compensation, plus 50% of Section 401 (k) Deferrals up to the next 2% of Included Compensation.

         |_|      (2)       Enhanced formula:

                  |_|      (i)       I00% of Section 401 (k) Deferrals up to
                                     __________% of Included Compensation (not less than 4% and not more than 6%).

                  |_|      (ii)     The sum of.[The first percentage in (B) may
                                    not be greater than the first percentage in
                                    (A). In addition, the sum of the second
                                    percentages in (A)and(B) may not exceed 6%]

                           |_|      (A)     ______% of Section 401 (k)
                                            Deferrals up to the first _________%
                                            of Included Compensation, plus
                           |_|      (B)     ______% of Section 401(k) Deferrals
                                            up to the next_________%of Included
                                            Compensation.

                           [Note: The contributions under (ii) must not be less
                            than the contributions that would be calculated under (i) at each level of Section 401(k) Deferrals]

|_|      (b)      Safe Harbor Nonelective Contribution: __________% (no less than 3%) of Included Compensation

         |_|      (1)      Check this box to provide the Employer with the
                           discretion to increase the percentage designated in
                           (b) to a higher percentage.

         |_|      (2)      Check this box if the Safe Harbor Nonelective
                           Contribution will be made under another plan maintained by the Employer and identify the plan:

         |_|      (3)      Check this box if the Safe Harbor Nonelective
                           Contribution offsets the allocation that would otherwise be made to the Participant under Part
                           4C(c). If the Permitted Disparity Method is elected under Part 4C(c)(2), this offset applies only to the second step of the Two-Step Formula or the fourth step of the Four-Step Formula.

                   Part 4E - Safe Harbor 401 (k) Plan Election
------------------------------------------------------------------------------

|_|      (c)      Special rule for partial period of participation. If an
                  Employee is an Eligible Participant for only part of a Plan
                  Year, Included Compensation is taken into account for the entire Plan Year, including the portion of the Plan Year during which the Employee is not an Eligible Participant. [If this box is not checked, Included Compensation is taken into account only for the potion ofthe Plan Year, in which the Employee is an Eligible Participant.]

|_|      (d)       Eligible Participant. For purposes of the Safe Harbor
                   Contributions elected above,"Eligible Participant" means:
         |_|      (1)      All Eligible Participants (as determined for Section
                           401(k) Deferrals)

         |_|      (2)      All Nonhighly Compensated Employees who are Eligible
                           Participants (as determined for Section 401(k)
                           Deferrals).

         |_|      (3)      Check this box if (1) or (2),  whichever  is elected,
                           applies only to Employees who would be Eligible
                           Participants for any portion of the Plan Year if eligibility conditions for Section 401(k) Deferrals in Part I (a) were one Year of Service and age 2 1.
                           (See Section 17.6(a)(1) of the BPD.)

|_|      (e)      SBJPA operational compliance. Check here if, prior to the
                  adoption of this Agreement, the Plan was operated in accordance with these Safe Harbor 401(k) Plan Provisions, and the Agreement is conforming the document to such operational compliance for the period prior to the adoption of this Agreement. [ This box should be checked only if this Agreement is executed within the remedial amendment period applicable to the SBJPA Legislation. See Article 20 of the BPD.]


         |_|      (1)      SBJPA Effective Date. The provisions under this Part
                           4E are effective for the Plan Year beginning
                           ___________________(may not be earlier than the first
                           Plan Year beginning on or after January 1, 1999).

         |_|      (2)      Modifications to Part 4E. Describe here, if
                           applicable, any Safe Harbor 40 1 (k) Plan provisions applied in operation that are not described or are inconsistent with the selections under this Part 4E:

                           ---------------------------------------------------.


                           [The provisions under this Part 4E will apply for all
                            Plan Years beginning with the SBJPA Effective Date
                           designated under (1) above unless specifically modified under this (2.)]

                                     Part 4F
-----------------------------------------------------------------------------

                          Special 401(k) Plan Elections

                           (See Article 17 of the BPD)


         (a) ADP/ACP Testing Method. In performing the ADP and ACP tests, the Employer will use the following method: (See Sections 17.2 and 17.3 of the BPD for an explanation of the ADP/ACP Testing Methods.)

         [X]      (1)      Prior Year Testing Method.

         |_|      (2)      Current Year Testing Method


|_|      (b)       First Plan Year for Section 401(k) Deferrals. Check this box if this Agreement covers the first Plan Year that the Plan permits Section 401 (k) Deferrals and the Prior Year Testing
                   Method applies for the first Plan Year. If checked, specify the ADP for the Nonhighly Compensated Employee Group for the first Plan Year: (See Section 17.2(b) of the BPD.)

         |_|      (1)      3%.

         |_|      (2)      the actual deferral percentage for the first Plan
                           Year.

|_|      (c)      First Plan Year for Employer Matching Contributions or
                  Employee After-Tax Contributions. Check this box if this Agreement covers the first Plan Year that the Plan includes either an Employer Matching Contribution formula or permits
                  Employee After-Tax Contributions. If checked, specify the ACP for the Nonhighly Compensated Employee Group for the first
                  Plan Year: (See Section 17.3(b) of the BPD.)

         |_|      (I)      3%.

         |_|      (2)      the actual contribution percentage for the first Plan
                           Year.

|_| (d) Testing methods during SBJPA remedial amendment period. Check this box if, in any Plan Year beginning after December 31, 1996, but before the adoption of this Agreement, the ADP Test or ACP Test was performed using a different testing method than the one selected under (a)(1) or (a)(2) above and specify the Plan Year(s) in which the other testing method was used:

         |_|      (1)      ADP Test: _____________________.

         |_|      (2)      ACP Test: __________________.

                                     Part 5
------------------------------------------------------------------------------

                                 Retirement Ages
                   (See Sections 22.50 and 22.107 of the BPD)

         (a) Normal Retirement Age:

         [X]      (1)      Age 65 (not to exceed 65).

         |_|      (2)      The  later  of  age  _________ (not  to  exceed  65)
                           or the ___________(not to exceed 5 th) anniverary of the date the Employe commenced participation in the Plan.

         |_|      (3)      (Describe) _______________(may not be later than the
                            maximum age permitted under (2)).



         (b)      Early Retirement Age: [Check box (1)or box (2)and/or box (3).]

         [X]      (1)      Not applicable

         |_|      (2)      Age ____________.

         |_|      (3)      Completion of _________ Years of Service, determined
                           as follows:

                  |_|      (i)      Same as for eligibility.

                  |_|      (ii)     Same as for vesting.

                  |_|      (iii)    (Describe) ______________________________.

                                     Part 6
------------------------------------------------------------------------------

                                  Vesting Rules

                           (See Article 4 of the BPD)


         o Complele this Part only if the Employer has elected to make Employer Matching Contributions under Part 4B(a)(1) or Employer Nonelective Contributions under Part 4C(a)(1). (Section 401(k) Deferrals, Employee After-Tax Contributions, QMACS, QNECS, Safe Harbor Contributions, and Rollover Contributions are always 100% vested.)

         (a) Normal vesting schedule: (See Section 4.2 of the BPD for the definitions of the various vesting schedules.)



         Employer Employer
         Match    Nonelective

         |_|      |_|       (1)     Full and immediate vesting.


         [X]      [X]      (2)      7-year graded vesting schedule.

         |_|      |_|      (3)      6-year graded vesting schedule.

         |_|      |_|      (4)      5-year cliff vesting schedule.

         |_|      |_|      (5)      3-year cliff vesting schedule.

         |_|      |_|       (6)     Modified vesting schedule:
                                    ________ % after __________Years of Service,

                                    ________% after ___________Years of Service,

                                    ________% after ___________Years of Service,

                                    ________% after ___________Years of Service,

                                    ________% after __________Years of Service,

                                    ________% after __________Years of Service,
                                    and
                                    100% after 7 Years of Service.

                                    [Note: The percentages selected under the
                                     modified vesting schedule must not be less than the percentages that would be required under the 7-year graded vesting schedule, unless 100% vesting occurs after no more than 5 Years of Service.]

                             Part 6 - Vesting Rules
------------------------------------------------------------------------------

         (b) Vesting schedule when Plan is top heavy: [Check one of the boxes (1)-(4) for those contributions the Employer elects to make under Part 4 of this Agreement. Box (5) may be checked in addition to boxes
                  (1) - (4).]


         Employer Employer
         Match    Nonelective

         |_|      |_|      (1)       Full and immediate vesting.

         [X]      [X]      (2)      6-year graded vesting schedule.

         |_|      |_|      (3)      3-year cliff vesting schedule.

         |_|      |_|      (4)      Modified vesting schedule:
                                    __________% after   _______Years of Service,

                                    __________% after  _______ Years of Service,

                                    __________% after _________Years of Service,

                                    __________% after ________ Years of Service,

                                    __________% after ________Years of Service,
                                    and

                                    100% after 6 Years of Service.

                           [Note: The percentages selected under the modifed
                            vesting schedule must not be less than the percentages which would be required for the 6-year graded vesting schedule, unless 100% vesting occurs after no more than 3 Years of Service.)

|_|      |_|      (5)      Switch to normal vesting schedule when Plan ceases to
                           be top heavy.(See Section 4.3 of the BPD.) [If this box is not checked, the top-heavy vesting schedule selected under this Part (b) will continue to apply for Plan Years after the Plan ceases to be a Top
                           Heavy Plan.]

|_|      (c)      Service excluded under the above vesting schedule(s):

         |_|       (1)     Service before the original  Effective Date of this
                           Plan. (See Section 4.5(b)(1) of the BPD for rules that require service under a Predecessor Plan to be counted.)

         |_|      (2)      Years of Service completed before the Employee's
                           ___________ birthday (cannot exceed the 18th birthday).

                             Part 6 - Vesting Rules
------------------------------------------------------------------------------

[X]       (d)     Special 100% vesting. An Employee's vesting percentage
                  increases to 100% if, while employed with the Employer, the
                  Employee:

         [X]      (1)      dies.

         [X]      (2)      becomes Disabled (as defined in Section 22.47 of the
                           BPD).

         |_|      (3)      reaches Early Retirement Age (see Part 5 of this
                           Agreement).


|_|      (e)      (Describe any other special vesting provisions) _____________
                   ___________.

                                     Part 7
------------------------------------------------------------------------------

                         Special Service Crediting Rules

                           (See Article 6 of the BPD)


If no age and no service requirements were chosen under Part ](a) of this Agreement and all contributions are 100% vested under Part 6, skip this Part Z

           * Year of Service - Eligibility. 1,000 Hours of Service during an Eligibility Computation Period. Hours of Service are calculated using the Actual Hours Crediting Method.[To modify, complete (a) below.]

           * Eligibility Computation Period. If one Year of Service is required for eligibility, the Shift-to-Plan-Year Method is used. If two Years of Service are required for eligibility, the Anniversary Year Method is used. [To modify, complete
                  (b) below.]

           * Year of Service - Vesting. 1,000 Hours of Service during a Vesting Computation Period. Hours of Service are calculated using the Actual Hours Crediting Method. [To modify, complete
                  (c) below.]

           *      Vesting Computation Period. The Plan Year.[To modify, complete
                  (d) below.

           * Break in Service Rules. The one-year holdout Break in Service rule is NOT used for eligibility or vesting. [To modify, complete (e) below.]

|_|      (a)      Alternative definition of Year of Service for eligibility.

         |_|      (1)      A Year of Service is ____________ Hours of Service
                           (may not exceed 1,000) during an Eligibility
                           Computation Period.
         |_|      (2)      Use the Equivalency Method to count Hours of Service.
                           (See Section 6.5(a) of the BPD.)
         |_|      (3)      Use the Elapsed Time Method instead of counting Hours
                           of Service. (See Section 6.5(b) of the BPD.)

|_|      (b)      Alternative method for determining Eligibility Computation
                  Periods. (See Section 1.4(c) of the BPD.)

         |_|      (1)      One Year of Service eligibility. Eligibility
                           Computation Periods are determined using the
                           Anniversary Year Method instead of the Shift-to-Plan
                           Year Method.
         |_|      (2)      Two Years of Service eligibility. Eligibility
                           Computation Periods are determined using the Shift-to-Plan-Year Method instead of the Anniversary Year
                           Method.

                    Part 7 - Special Service Crediting Rules
------------------------------------------------------------------------------

|_|      (c)      Alternative deflnition of Year of Service for vesting.

         |_|      (1)      A Year of Service is____________. Hours of Service
                           (may not exceed 1,000) during a Vesting Computation
                           Period.

         |_|      (2)      Use the Equivalency Method to count Hours of Service.
                           (See Section 6.5(a) of the BPD.)

         |_|      (3)      Use the Elapsed Tiine Method instead of counting
                           Hours of Service. (See Section 6.5(b) of the BPD.)

|_|      (d)      Alternative method for determining Vesting Computation
                  Periods. Instead of Plan Years, use:

         |_|      (1)      Anniversary Years. (See Section 4.4 of the BPD.)
         |_|      (2)      (Describe) _________________________________________.

|_|      (e)      One-year holdout Break in Service rule.
         |_|      (1)      Applies to determine eligibility for: [Check one or
                           both.]

                           (i) Employer Contributions (other than Section 401 (k) Deferrals).

                  |_|      (ii)     Section 401(k) Deferrals. (See Section
                                    1.6(c) of the BPD.)

         |_|      (2)      Applies to determine vesting. (See Section 4.6(a) of
                           the BPD.)

|_|      (f)      Special operating rules relating to service crediting:
                  ___________________.

                                     Part 8
-----------------------------------------------------------------------------

                            Allocation of Forfeitures
                           (See Article 5 of the BPD)

|_| Check this box if ALL contributions under the Plan are 100% vested and skip this Part S.

         (a)      Timing of forfeiture allocations:
                  Employer Employer
                  Match    Nonelective


                  [X]      [X]      (1)     In the same Plan Year in which the
                                            forfeitures occur.

                  |_|      |_|      (2)     In the Plan Year following the Plan
                                            Year in which the forfeitures occur


         (b)  Method of  allocating  forfeitures:  (See the  operating  rules in
              Section 5.5 of the BPD.)
                  Employer Employer
                  Match    Nonelective

                  |_|      [X]      (1)     Reallocate as additional Employer
                                            Nonelective Contributions using
                                            the allocation method specified in
                                            Part 4C(c) of this Agreement. If no
                                            allocation method is specified, use
                                            the Pro Rata Allocation Method
                                            under Part 4C(c)(1).

                  |X|      |_|      (2)     Reallocate as additional Employer
                                            Matching Contributions using the
                                            discretionary allocation method
                                            under Part 4B(b)(2) of this
                                            Agreement.

                  [ ]      |_|       (3)   Reduce the: [Check one or both

                                    [ ]     (i)      Employer Matching
                                                     Contributions

                                    |_|     (ii)     Employer Nonelective
                                                     Contributions

                                            the Employer would otherwise make
                                            for the Plan Year in which the
                                            forfeitures are allocated.

                  |_|      |_|       (4)    (Describe) _______________________.

|_|      (c)      Payment of Plan expenses. Forfeitures are first used to pay
                  Plan expenses for the Plan Year in which the forfeitures are to be allocated. (See Section 5.5(c) of the BPD.) Any remaining forfeitures are allocated as provided in (b) above.

|_|      (d)      Special operating rules. The operating rules in Article 5 of the BPD are modified as follows:
                  --------------------------------------------------.



                                     Part 9
------------------------------------------------------------------------------

                  Distributions After Termination of Employment

                          (See Section 8.3 of the BPD)


The election in this Part 9 are subject to the operating rules in Articles 8 and 9 of the BPD.

         (a) Vested account balances in excess of $5,000. Distribution is first available as soon as administratively feasible following:

         [X]      (1)      the Participant's employment termination date.
         |_|      (2)      the end of the Plan Year that contains the
                           Participant's employment termination date.
         |_|      (3)      the Participant's Normal Retirement Age (or Early
                           Retirement Age, if applicable) or, if later, the
                           Participant's employment termination date.
         |_|      (4)      (Describe) ________________________________________.

         (b) Vested account balances of $5,000 or less. Distribution will be made in a lump sum as soon as administratively feasible following:

         [X]      (1)      the Participant's employment termination date.
         |_|      (2)      the end of the Plan Year that contains the
                           Participant's employment termination date.
         |_|      (3)      (Describe) ________________________________________.

[X]      (c)      Disabled Participant. A Disabled Participant (as defined in
                  Section 22.47 of the BPD)may request a distribution (if earlier than otherwise permitted under (a) above) as soon as administratively feasible following:

         [X]      (1)      the date the Participant becomes Disabled.

         |_|      (2)      the end of the Plan Year in which the Participant
                           becomes Disabled.

         |_|      (3)      (Describe) _____________________________________.

|_|      (d)      Hardship withdrawals following termination of employment. A terminated Participant may request a Hardship withdrawal (as defined in Section 8.6 of the BPD) before the date selected in
                  (a) or (b) above, as applicable.

|_|      (e)      Special operating rules: See Attachment

                                  Attachment to
      International Assets Advisory Corporation 401(k) Profit Sharing Plan
                               Adoption Agreement

Page 29, Part 9(e) Special operating rules:

         As an exception to the distribution date chosen for Part 9, subsections
(a), (b) and (c) above, effective for terminations after December 31, 1998, Employer Shares Accounts will be distributed as soon as administratively feasible following the end of the Plan Year: (1) that contains the Participant's employment termination date, or (2) in which the Participant becomes Disabled.

                                     Part 10
-------------------------------------------------------------------------------

                            In-Service Distributions

                          (See Section 8.5 of the BPD)


The elections in this Part 1O are subject to the operating rules in Articles 8 and 9 of the BPD.

         (a) Permitted in-service distribution events: [Elections under the ss.401(k-) Deferrals column also applyto any QNECS, QMACS, or Safe Harbor Contributions unless otherwise specified in box
                  (7).]


  ss.401(k)   Employer  Employer
  Deferrals   Match     Nonelective

    |_|         |_|        |_|       (1)      In-service distributions are not
                                              available.

    |_|         |_|        |_|       (2)      After age _______. [If earlier
                                              than age 59 1/2, age is deemed to
                                              be age 59 1/2 for Section 401(k)
                                              Deferrals if the box is checked
                                              under that column.]
    [X]         [X]        [X]       (3)      A Hardship described in Section
                                              8.6 of the BPD. [Note: Not
                                              applicable to QNECS, QMACs and
                                              Safe Harbor Contributions.]
    [X]         [X]        [X]       (4)      Attainment of Normal Retirement
                                              Age. [If earlier than age 59 1/2,
                                              age is deemed to be 59 1/2 for
                                              Section 401 (k-) Deferrals if the
                                              box is checked under that column.]

    N/A         |_|        |_|       (5)      Attainment of Early Retirement Age

    |_|         |_|        |_|       (6)      Upon becoming Disabled. (See
                                              Section 22.47 of the BPD.)

    |_|         |_|        |_|       (7)      (Describe) _____________________.



[X]      (b)      Limitations that apply to in-service distributions:

         [X]       (1)     Available only if the Account which is subject to
                           withdrawal is 100% vested. (See Section 4.8 of the BPD for special vesting rules if not checked.)

         |_|       (2)     No more than _________ in-service distribution(s) in
                           a Plan Year,

         |_|      (3)      (Describe) ______________________________________.

                                     Part 11
------------------------------------------------------------------------------

                              Distribution Options
                          (See Section 8.1 of the BPD)

         (a)      Optional forms of payment available:

         [X]      (1)    Lump sum distribution of entire vested Account Balance.

         [X]      (2)    Single sum distribution of a portion of vested Account
                         Balance,

         [X]      (3)    Installments for a specified term

         |_|      (4)    Installments for in-service required minimum
                         distributions only.

         [X]      (5)    (Describe optional forms or limitations on available
                         forms See Attachment

         (b) Application of the Qualified Joint and Survivor Annuity (QJSA) and Qualified Preretirement Survivor Annuity (QPSA) provisions: (See
             Article 9 of the BPD.)

         [X]      (1)       Do not apply. (See Section 9.1, of the BPD.)

         |_|      (2)      Apply, with the following modifications:

                  |_|       (i)     No modifications.

                  |_| (ii) Modified QJSA benefit. Instead of a 50% survivor benefit, the normal form of the QJSA provides the following survivor benefit to the spouse.

                           |_|       (A)    100%
 .
                           |_|       (B)    75%.

                           |_|       (C)    66-2/3%

                  |_|(iii) Modified QPSA benefit. Instead of a 50% QPSA benefit,
                           the QPSA benefit is 100% of the Participant's vested Account Balance.

                                 Attachment I to
      International Assets Advisory Corporation 401(k) Profit Sharing Plan
                               Adoption Agreement

Page 32, Part 11 (a) Optional forms of payment available:

(5) Participants who had account balances in the International Assets Advisory Corporation Employee Stock Ownership Plan ("ESOP") as of May 1, 1999 when such Plan was amended and restated as the International Assets Advisory Corporation 401(k) Profit Sharing Plan may elect to receive their account balances under the Plan attributable to Employer Shares in the form of Employer common stock. Account balances in the ESOP consisting of Employer Securities acquired with the proceeds of an Exempt Loan will be segregated from the other Employer contribution accounts in the Plan.

         (A) Notwithstanding the fact this Plan ceases to be an employee stock ownership plan, Employer Securities acquired with the proceeds of an Exempt Loan will continue after the Trustee repays the loan to be subject to the provisions of Treas. Reg. ss. ss. 54.4975 -7(b)(4), (I 0), (I 1) and (12) relating to put, call or other options and to buy-sell or similar arrangements, except to the extent these regulations are inconsistent with Code ss.409(h). "Employer Securities" mean common stock issued by the Employer, or by a corporation which is a member of the same controlled group of corporations. "Exempt Loan" means a loan made to this Plan by a Disqualified Person, or a loan to this Plan which a Disqualified Person guarantees, provided the loan satisfies the requirements of Treas. Reg. ss.54.4975-7(b). "Disqualified Person" shall have the meaning ascribed to that term under Code ss.4975(e)(2).

         (B) If Employer Securities acquired with the proceeds of an Exempt Loan cease to be publicly traded, the following provisions relating to put options shall apply:

         (B)(1) The Employer will issue a "put option" to each Participant receiving a distribution of Employer Securities from the Trust. The put option will permit the Participant to sell the Employer Securities to the Employer, at any time during two option periods, at the current fair market value. The first put option period runs for a period of at least 60 days commencing on the date of distribution of Employer Securities to the Participant. The second put option period runs for a period of at least 60 days commencing after the new determination of the fair market value of Employer Securities by the Plan Administrator and notice to the Participant of the new fair market value. If a Participant (Beneficiary) exercises his put option, the Employer must purchase the Employer Securities at fair market value upon the terms provided under subparagraph (B)(4). The Employer may grant the Trust an option to assume the Employer's rights and obligations at the time a Participant exercises an option under this subparagraph (B)(1).

         (B)(2) Except upon the prior written consent of the Employer, no Participant (or Beneficiary) may sell, assign, give, pledge, encumber, transfer or otherwise dispose of any Employer Securities now owned or subsequently acquired by him without complying with these terms. If a Participant (or Beneficiary) pledges or encumbers any Employer Securities without the required prior written consent, any security holder's rights with respect to such Employer Securities are subordinate and subject to the rights of the Employer.

         (B)(3) If any Participant (or Beneficiary) who receives Employer Securities under this Plan desires to dispose of any of his Employer Securities for any reason during his lifetime (whether by sale, assignment, gift or any other method of transfer), he first must offer the Employer Securities for sale to the Employer. The Plan Administrator may require a Participant (or Beneficiary) entitled to a distribution of Employer Securities to execute an appropriate stock transfer agreement (evidencing the right of first refusal) prior to receiving a certificate for Employer Securities. In the case of an offer by a third party, the offer to the Employer is subject to all the terms and conditions set forth in subparagraph (B)(4), based on the price equal to the fair market value per share and payable in accordance with the terms of subparagraph (B)(4), unless the selling price and terms offered to the Participant by the third party are more favorable to the Participant than the selling price and terms of subparagraph (B)(4), in which event, the selling price and terms of the offer of the third party apply. The Employer must give
written   notice  to  the  offering   Participant   of  its  acceptance  of  the
Participant's offer within 14 days after the Participant has given written notice to the Employer or the Employer's rights under this subparagraph (B)(3) will lapse. The Employer may grant the Trust the option to assume the Employer's rights and obligations with respect to all or any part of the Employer Securities offered to the Employer under this subparagraph (B)(3). The Trust is not under any obligation to purchase at any time Employer Securities from any holder of Employer Securities upon the happening of any event.

         (B)(4) If the Employer (or the Trustee, at the direction of the Plan Administrator) exercises an option to purchase a Participant's Employer Securities pursuant to an offer given under subparagraph (B)(3), the purchaser(s) must make payment in lump sum or, if the distribution to the Participant (or to his Beneficiary) constitutes a Total Distribution, in substantially equal installments over a period not exceeding 5 years, subject to the Participant's election for a longer payment period than 5 years. A "Total Distribution" to a Participant (or to a Beneficiary) is the distribution, within one taxable year of the recipient, of the entire balance to the Participant's credit under the Plan. In the case of a distribution which is not a Total Distribution or which is a Total Distribution with respect to which the purchaser(s) will make payment in lump sum, the purchaser(s) must pay the Participant (or Beneficiary) the fair market value of the Employer Securities repurchased no later than 30 days after the date the Participant (or Beneficiary) exercises the put option. In the case of a Total Distribution with respect to which the purchaser(s) will make installment payments, the purchaser(s) must make the first installment payment no later than 30 days after the Participant (or Beneficiary) exercises the put option. For installment amounts not paid within 30 days of the exercise of the put option, the purchaser(s) must evidence the balance of the purchase price by executing a promissory note, delivered to the selling Participant at the Closing. The note delivered at Closing must bear a reasonable rate of interest, determined as of the Closing Date, and the purchaser(s) must provide adequate security. The note must provide for equal annual installments with interest payable with each installment, the first installment being due and payable one year after the Closing Date. The note further must provide for acceleration in the event of 30 days' default of the payment on interest or principle and must grant to the maker of the note the right to prepay the note in whole or in part at any time or times without penalty; provided however, the purchaser(s) may not have the right to make any prepayment during the calendar year or fiscal year of the Participant (Beneficiary) in which the Closing Date occurs.

         (B)(5) A person has given Notice permitted or required herein when the person deposits the Notice in the United States mail, first class, postage prepaid, addressed to the person entitled to the Notice at the address currently listed for him in the records of the Plan Administrator. Any person affected by these provisions has the obligation of notifying the Plan Administrator of any change of address.

         (B)(6) For purposes of this paragraph (B): (a) "Fair market value" means the value of the Employer Securities (i) determined as of the date of the exercise of an option if the exercise is by a Disqualified Person, or (ii) in all other cases, determined as of the most recent Valuation Date. The Plan Administrator must determine fair market value of Employer Securities for all purposes of the Plan by engaging the services of an independent appraiser; (b) "Notice" means any offer, acceptance of an offer, payment or any other communication; (c) "Beneficiary" includes the legal representative of a deceased Participant; and (d) "Closing" means the place, date and time ("Closing Date") to which the selling Participant (or his Beneficiary) and purchaser may agree for purposes of a sale and purchase under this paragraph (B), provided Closing must take place not later than 30 days after the exercise of an offer under subparagraph (B)(1).

         (C) Each Qualified Participant may direct the Trustee as to the investment of 25% of the value of the Participant's Accrued Benefit attributable to Employer Securities (the "Eligible Accrued Benefit") within 90 days after the Valuation Date of each Plan Year (to the extent a direct amount exceeds the amount to which a prior direction applies) during the Participant's Qualified Election Period. For the last Plan Year in the Participant's Qualified Election Period, the Trustee will substitute "50%" for "25%" in the immediately preceding sentence. The Qualified Participant must make his direction to the Trustee in writing, the direction may be effective no later than 180 days after the close of the Plan Year to which the direction applies, and the direction must specify which, if any, of the investment options the Participant selects.

         A Qualified Participant may choose one of the following investment options:

(a) The distribution of the portion of his Eligible Accrued Benefit covered by the election. The Trustee will make the distribution within 90 days after the last day of the period during which the Qualified Participant may make the election. The provisions of this Plan applicable to a distribution of Employer Securities, including the put option requirements of paragraph (B), apply to this investment option.

(b) If this Plan permits employee-directed investment, the portion of his Eligible Accrued Benefit covered by the election shall be subject to the Qualified Participant's direction of Investment. If this Plan does not permit employee-directed investment, the direct transfer of the portion of his Eligible Accrued Benefit covered by the election to another qualified plan of the Employer which accepts such transfers, but only if the transferee plan permits employee-directed investment and does not invest in Employer Securities to a substantial degree. The Trustee will make the direct transfer no later than 90 days after the last day of the period during which the Qualified Participant may make the election.

         For purposes of this paragraph (C), the following definitions apply:

         (i) "Qualified Participant" means a Participant who has attained age 55 and who has completed at least 10 years of participation in the Plan. A "year of participation" means a Plan Year in which the Participant was eligible for an allocation of Employer contributions, irrespective of whether the Employer actually contributed to the Plan for that Plan Year.

         (ii) "Qualified Election Period" means the 6-Plan-Year period beginning with the Plan Year in which the Participant first becomes a Qualified Participant.

         A Participant's right under this paragraph (C) to direct the investment of his Account applies to all Employer Securities acquired by the Plan.
------------------------------------------------------------------------------

                                     Part 12
------------------------------------------------------------------------------

                            Administrative Elections

                  Use this Part 12 to identify administrative elections authorized by the BPD. These elections may be changed without reexecuting this agreement by substituting a replacement of this page with new elections. To the extent this Part 12 is not completed, the default provisions in the BPD apply.

Yes       No

[X]      |_|      (a) Are Participant loans permitted? (See Article 14 of the
                      BPD.)

                  |_|      (1)      Use the default loan procedures under
                                    Article 14 of the BPD,

                  [X]      (2)      Use a separate written loan policy

[X]      |_|      (b)      Are Participants permitted to direct investments?
                           (See Section 13.5(c) of the BPD.)

                  [X]      (1)      Specify Accounts: All accounts except
                                    Employer Shares Accounts,

                  [X]      (2)      Check this box if the Plan is intended to
                                    comply with ERISA ss.404(c). (See Section
                                    13.5(c)(2) of the BPD.)

|_|      [X]      (c)      Is any portion of the Plan daily valued? (See Section
                           13.2(b) of the BPD.) If yes, specify Accounts:
                           _______________________________________


[X]      |_|      (d)      Is any portion of the Plan valued periodically (other
                           than daily)? (See Section 13.2(a) of the BPD.)

                  [X]      (1)      Specify Accounts: Deferred, Matching &
                                    Employer Non-elective.

                  [X]      (2)      Specify valuation date(s): Last Day of Plan
                                    Year.

                  [X]      (3)      The following special allocation rules
                                    apply:

                           [X]      (i)     Weighted average method.(See Section
                                            13.4(a)(1) of the BPD.)
                           |_|       (ii)   Adjusted percentage method, taking
                                            into account ________  % of
                                            contributions made during the
                                            valuation period. (See Section
                                            13.4(a)(2) of the BPD.)
                           |_|       (iii) (Describe) ________________________.

                       Part 12 - Administrative Elections
------------------------------------------------------------------------------

Yes       No


[X]      |_|      (e)      Does the Plan accept Rollover Contributions? (See
                           Section 3.2 of the BPD.)

|_|      [X]      (f)      Are life insurance investments permifted? (See
                           Article 15 of the BPD.)

[X]      |_|      (g)      Do the default QDRO procedures under Section 11.5 of
                           the BPD apply?

[X]      |_|      (h)       Do the default claims procedures under Section 11.6
                            of the BPD apply?

                                     Part 13
------------------------------------------------------------------------------

                             Miscellaneous Elections

                  The following elections override certain default provisions under the BPD and provide special rules for administering the Plan. Complete the following elections to the extent they apply to the Plan.

[X]      (a)      Determination of Highly Compensated Employees.

         [X]      (1)      The Top-Paid Group Test applies. [If this box is not
                           checked, the Top-Paid Group Test will not apply. See
                           Section 22.86(b) (4) of the BPD. ]
         |_|      (2)      The Calendar Year Election applies. [This election
                           may only be chosen ifthe Plan Year is not the calendar year. See Section 22.86(b) (5) of the BPD.]

         |_|      (3)      SBJPA operational compliance.

                  |_|      (i)      Top-Paid Group Test. The election under (1)
                                    above to use (or to not use) the Top-Paid
                                    Group Test did not apply for the following
                                    post-PIan Year(s):. (See Section 20.2(a) of
                                    the BPD.)
                  |_|       (ii)    Calendar Year Election. The election under
                                    (2) above to use (or to not use) the
                                    Calendar Year Election did not apply for the
                                    following post-1996 Plan Year(s):. (See
                                    Section 20.2(b) of the BPD.)
                  |_|      (iii)    The Old-Law  Calendar Year Election applied
                                    for the Plan Year that began in 1997 (See
                                    Section 20.2(c) of the BPD.)

|_|      (b)      Special elections for applying the annual additions limitation under Code ss.415.

         |_|      (1)      The Limitation Year is the 12-month period ending
                           ________ [if not checked, the Limitation Year is the same as the Plan Year.]

         |_|      (2)      Operating rules. Instead of the default provisions
                           under Article 7 of the BPD, the following rules apply: _____________________________________________.

|_|      (c)      Required Beginning Date elections.

         |_|      (1)      Election to use Old-Law Required Beginning Date. The
                           Old-Law Required Beginning Date (as defined in
                           Section 10.3(a)(2) of the BPD) applies instead of the Required Beginning Date rules under Section 10.3(a)
                           (1) of the BPD.

                        Part 13 - Miscellaneous Elections
-------------------------------------------------------------------------------

         |_|      (2)      SBJPA operational compliance. (See Section 10.4 of
                           the BPD.)

                  |_|      (i)      Option to postpone minimum distributions.
                                    For calendar year(s)________ the Plan
                                    permitted  Participants  (other than
                                    Five-Percent Owners) whowere still employed with the Employer to postpone minimum distributions in accordance with the
                                    Required Beginning Date rules under Section
                                    10.3(a)(1) of the BPD, even though the Plan had not been amended to contain such rules.

                  |_|      (ii)     Election to stop minimum required
                                    distributions. Starting in calendar year
                                    ____,  a  Participant  (other  than a  Five-
                                    Percent  Owner) who had already started
                                    receiving in-service minimum distributions under the Old-Law Required Beginning Date rules may stop receiving such minimum distributions until the Participant's
                                    Required  Beginning Date under Section 10.3
                                    (a)(1) of the BPD. [If not checked,
                                    Participants who are receiving minimum distributions under the Old-Law Required
                                    Beginning  Date rules must  continue to
                                    receive  such minimum distributions.]

                  |_|      (iii)    Application of Joint and Survivor Annuity
                                    rules. If Employees are permitted to stop their required minimum distributions under
                                    (ii) above and the Joint and Survivor
                                    Annuity requirements apply to the Plan under
                                    Article 9 of the BPD, the Participant:

                           |_|      (A)     will

                           |_|      (B)     will not

                                    be treated as having a new Annuity Starting
                                    Date when distributions recommence. (See
                                    Section 10. 4(c) of the BPD for operating rules.)

|_|      (d)      Delayed Effective Dates.

         |_|      (1)      Involuntary distribution threshold of $5,000 is first
                           effective under this Plan for distributions made after________________(no earlier than the first day of the first Plan Year beginning on or after August5,
                           1997). [If not checked, the $5,000 threshold applies to all distributions made on or after the first day of the first Plan Year beginning on or after August
                           5, 1997, except as provided in an earlier restatement or amendment of the Plan. See Section 20.4 of th
                           BPD. ]

         |_|      (2)      Family aggregation is repealed for allocation
                           purposes for Plan Years beginning must not be earlier than the first Plan Year beginning on or after Januarv 1, 1997).[If not checked, family aggregation is repealed as of the first Plan Year beginning on or after January 1, 1997. ]

|_|      (e)      Service credited with Predecessor Employers: (See Section 6.7 of the BPD.

                  (1)      (identify Predecessor Employers) ___________________

                        Part 13 - Miscellaneous Elections
-------------------------------------------------------------------------------

                  (2) Service is credited with these Predecessor Employers for the following purposes:

                  |_|      (i)      The eligibility service requirements elected
                                    in Part I (a) of this Agreement.

                  |_|      (ii)     The allocation requirements elected in Part
                                    4 of this Agreement.

                  |_|      (iii)    The vesting schedule(s) elected in Part 6 of
                                    this Agreement.

                           [Note: If the above crediting rules are to apply
                            differently to service with different Predecessor Employers, attach separately completed elections for this item, using the same format as above but listing only those Predecessor Employers to which the separate attachment relates.]

|_|      (f)      Special rules where Employer maintains more than one plan.

         |_|      (1)      Top-heavy minimum contribution. If this Plan is a
                           Top-Heavy Plan, the Employer will provide the top-heavy minimum contribution under the following plan maintained by the Employer: (See Section 16.2(a)(5) of the BPD.) ______________________________________.

         |_|      (2)      Allocation offset An Eligible Participant's
                           allocation under this Plan is reduced in the
                           following manner for allocations under another
                           qualified plan(s) maintained by the Employer: (See
                           Section 2. 1 (c) of the BPD.)
                           __________________________________________________.


|_|      (g)      Fail-Safe Coverage Provision.

         |_|      (1)       The Fail-Safe Coverage Provision described in
                            Section 2.6 of the BPD applies.

         |_|      (2)      (Describe) ________________________________________.

|_|      (h)       Election not to participate (see Section 1. II of the BPD).

         |_|      (1)      An Employee may make a one-time irrevocable election
                           not to participate under the Plan.
         |_|      (2)      (Describe) _______________________________________.

                                 Signature Page
------------------------------------------------------------------------------

By signing this page, the Employer agrees to adopt (or amend) the Plan which consists of BPD #01 and the provisions elected in this Agreement.

Name and title of authorized
representative(s):                       Signature(s):               Date:

  Diego J. Veitia, Chairman__________    _/s/_Diego J. Veitia_____   11/5/99

Effective Date of this Agreement:

|_|      (a)      New plan. Check here if this is a new plan. Effective Date of the Plan is: ___________.

[X]      (b)      Restated plan. Check here if this is a restatement of an
                  existing plan. Effective Date of the restatement is:
                  May 1, 1999.

                  Designate the plan(s) being amended by this restatement:
                  International Assets Advisory Corporation Employee Stock Ownership Plan.

                  Designate the original Effective Date of this Plan (optional):
                  _____________________.

 |_|     (c)      Amendment by page substitution. Check here if this is an
                  amendment by substitution of certain pages of this Adoption
                  Agreement.

                  Identify the page(s) being replaced: __________________

                  Effective Date(s) of such changes: __________________

|_|      (d)      Substitution of sponsor. Check this box if a successor to the original plan sponsor is continuing this Plan as a successor sponsor, and substitute page I to identify the successor as the Employer.

                  Effective Date of the amendment is: ___________________

|_|      (e)      Describe any special Effective Dates: ______________________.


Important information about this Prototype Plan. A failure to properly complete the elections in this Agreement may result in disqualification of the Plan. The Employer may not rely on the Favorable IRS Letter issued to the Prototype Sponsor. To rely on the qualified status of its Plan, the Employer must obtain a determination letter from the IRS. See Section 22.106 of the BPD.

----------------------------------------------------------------------------
                               Trustee Declaration
----------------------------------------------------------------------------

By signing this Trustee Declaration, the Trustee agrees to the duties, responsibilities and liabilities imposed on the Trustee by the BPD #01 and this Agreement.


Name(s) of Trustee(s): /s/_Diego Veitia_________
                           Diego Veitia

                           /s/_Stephen Saker_______
                           Stephen Saker

                           /s/_Nancey McMurtry____
                           Nancey McMurtry

                           /s/  Jerome Miceli_______
                           Jerome Miceli


Effective Date of this Trustee Declaration: __________11/5/99________.

The Trustee's investment powers are :

[X]      (a)      Discretionary. The Trustee has discretion to invest Plan
                  assets. This discretion is limited to the extent Participants are permitted to give investment direction, or other third parties are given the right to direct the Trustee under an agreement between the Plan Administrator and the Trustee.


|_|      (b)      Directed only. The Trustee may only invest Plan assets as
                  directed by Participants or by the Plan Administrator (or its designee).


|_|      (c)      Separate trust agreement. The Trustee's investment powers are determined under a separate trust document which replaces (or is adopted in conjunction with) the trust provisions under the BPD.

-------------------------------------------------------------------------------
                            Co-Sponsor Adoption Page
-------------------------------------------------------------------------------

   * Only a Related Employer (as defined in Section 22.142 of the BPD)that executes thisCo- Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See
Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the "Employer" in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.

Name of Co-Sponsor: Global Assets Advisors, Inc.

Employer Identification Number (EIN) for the Co-Sponsor: 59-3244522

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page I of this Agreement. The Plan consists of the BPD #01 and the provisions elected in this Agreement.

Name and title of authorized
representative(s):              Signature(s):               Date:

___Diego J. Veitia, CEO_____    _/s/_Diego J. Veitia__     _11/5/99_

Effective Date of this Adoption Page: ______________________.

|_| Check here if this is the initial adoption of the Plan as an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

|_|      Designate the plan(s) being amended by this restatement: _____________.

|_| Allocation of contributions. If this box is checked, contributions made by the Related Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Related Employer making the contribution and Employees of the Related Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. (See Section 21.3 of the BPD.)

|_|      Describe any special Effective Dates: _______________________________

                            Co-Sponsor Adoption Page
-------------------------------------------------------------------------------

Name of Co-Sponsor: International Financial Products, Inc.

Employer Identification Number (EIN) for the Co-Sponsor: 59-3309701.

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page I of this Agreement. The Plan consists of the BPD #01 and the provisions elected in this Agreement.

Name and title of authorized
representative(s):                 Signature(s):                  Date:

___Diego J. Veitia, CEO____        _/s/_Diego J. Veitia___       _11/5/99
Effective Date of this Adoption Page: ____________________.


|_| Check here if this is the initial adoption of the Plan as an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.


|_|      Designate the plan(s) being amended by this restatement:

|_| Allocation of contributions. If this box is checked, contributions made by the Related Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Related Employer making the contribution and Employees of the Related Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. (See Section 21.3 of the BPD.)

|_|      Describe any special Effective Dates: ______________________________.

                            Co-Sponsor Adoption Page
-------------------------------------------------------------------------------

Name of Co-Sponsor- INTLTRADER.COM, Inc.

Employer Identification Number (EIN) for the Co-Sponsor: 59-3514167.

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page I of this Agreement. The Plan consists of the BPD #01 and the provisions elected in this Agreement.

Name and title of authorized
representative(s):                 Signature(s):               Date:

___Diego J. Veitia, Chairman___    _/s/_Diego J.Veitia         11/5/99


Effective Date of this Adoption Page: ______12/1/98________

|_| Check here if this is the initial adoption of the Plan as an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

|_|      Designate the plan(s) being amended by this restatements: ___________.

|_| Allocation of contributions. If this box is checked, contributions made by the Related Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Related Employer making the contribution and Employees of the Related Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. (See Section 21.3 of the BPD.)

|_|      Describe any special Effective Dates: _____________________________.

                            Co-Sponsor Adoption Page
------------------------------------------------------------------------------

Name of Co-Sponsor- Offshoretrader.com, Ltd., a Bermuda exempted company

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page I of this Agreement. The Plan consists of the BPD #01 and the provisions elected in this Agreement.

Name and title of authorized representative(s):      Signature(s):       Date:

__________Diego J. Veitia, Chairman________          _/s/_Diego J.Veitia 11/5/99

Effective Date of this Adoption Page: _____11/5/99_______


|_| Check here if this is the initial adoption of the Plan as an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

|_|      Designate the plan(s) being amended by this restatement: ____________.

         Allocation of contributions. If this box is checked, contributions made by the Related Employer signing this Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to
Participants actually employed by the Related Employer making the contribution and Employees of the Related Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. (See Section 21.3 of the BPD.)

|_|      Describe any special Effective Dates: ______________________________.